THE KP FUNDS

PROSPECTUS

May 1, 2018

KP LARGE CAP EQUITY FUND

TICKER SYMBOL: KPLCX

KP SMALL CAP EQUITY FUND

TICKER SYMBOL: KPSCX

KP INTERNATIONAL EQUITY FUND

TICKER SYMBOL: KPIEX

KP FIXED INCOME FUND

TICKER SYMBOL: KPFIX

INSTITUTIONAL SHARES

INVESTMENT ADVISER:

CALLAN LLC

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about each Fund, please see:

i

ii

KP LARGE CAP EQUITY FUND

Investment Objective

The KP Large Cap Equity Fund (the “Fund”) seeks long-term capital appreciation primarily through investments in a diversified portfolio of large cap equity securities.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.25%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.31%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$32	$100	$174	$393

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

1

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies. For purposes of the Fund’s 80% policy, equity securities consist of common stocks, preferred stocks, bonds, notes and debentures convertible into common stocks (i.e., convertible securities), depositary receipts, rights and warrants, exchange-traded funds (“ETFs”) that invest in equity securities and derivatives with economic characteristics similar to equity securities. Callan LLC (the “Adviser”), the Fund’s investment adviser, considers large capitalization companies generally to be those companies with market capitalizations within the range of market capitalizations of the companies included in the Russell 1000 Index. As of December 31, 2017, the market capitalization of companies included in the Russell 1000 Index ranged from $1.136 billion to $868.880 billion, as calculated by the index provider. The Russell 1000 Index is reconstituted annually. The Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the Fund’s investment objective, the Adviser considers “long-term capital appreciation” to be capital appreciation over a period of greater than five years. The Fund principally invests in securities issued by domestic and foreign issuers.

The Fund uses a “multi-manager” approach, whereby the Adviser allocates the Fund’s assets among a number of sub-advisers with differing investment philosophies and strategies (each, a “Sub-strategy”). The Adviser determines the target Sub-strategy allocation for the Fund, identifies sub-advisers to manage the Fund’s assets according to those Sub-strategies, and allocates Fund assets among sub-advisers to maintain the Fund’s target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on: the Adviser’s view regarding their expected contribution to excess return; their performance in managing the Fund’s assets pursuant to their respective Sub-strategies; the Adviser’s confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser’s belief in their ability to take on additional assets without undermining future Fund performance; and the Adviser’s confidence in the robustness of their operational, back-office, trading, and compliance platforms. Each sub-adviser invests the portion of the Fund’s assets allocated to it under the general supervision of the Adviser. Each of the five Sub-strategies is described below:

Passive Large Cap Equity: SSGA Funds Management, Inc. (“SSGA FM”) manages the portion of the Fund’s assets allocated to the Passive Large Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The S&P 500 Index is a free float-adjusted capitalization-weighted index comprised of equity securities issued by approximately 500 of the largest U.S. companies. As of December 31, 2017, the market capitalization of companies included in the S&P 500 Index ranged from $2.671 billion to $868.880 billion, as calculated by the index provider. The S&P 500 Index is reconstituted from time to time as additions and deletions of companies included in the S&P 500 Index are made in response to corporate actions and market developments.

Under normal circumstances, SSGA FM will seek to invest at least 80% of the Sub-strategy’s assets in securities of companies included in the S&P 500 Index and futures contracts that are designed to track the S&P 500 Index.

SSGA FM seeks to replicate the performance of the S&P 500 Index by investing in the constituent securities of the S&P 500 Index in approximately their S&P 500 Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the S&P 500 Index in proportions expected

2

to replicate generally the performance of the S&P 500 Index as a whole. In addition, from time to time, stocks are added to or removed from the S&P 500 Index.

SSGA FM may sell stocks that are represented in the S&P 500 Index, or purchase stocks that are not yet represented in the S&P 500 Index, in anticipation of their removal from or addition to the S&P 500 Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the S&P 500 Index. SSGA FM might do so in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the S&P 500 Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the S&P 500 Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed.

Active Large Cap Growth: T. Rowe Price Associates, Inc. (“T. Rowe Price”) manages the portion of the Fund’s assets allocated to the Active Large Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest growth-oriented U.S. companies. As of December 31, 2017, the market capitalization of companies included in the Russell 1000 Growth Index ranged from $1.199 billion to $868.880 billion, as calculated by the index provider. The Russell 1000 Growth Index is reconstituted annually.

Under normal circumstances, T. Rowe Price will seek to invest at least 80% of the Sub-strategy’s net assets in the common stocks issued by a diversified group of growth companies whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index. As of December 31, 2017, the weighted median market capitalization of companies included in the Russell 1000 Growth Index was $11.879 billion. T. Rowe Price will not automatically sell or cease to purchase stocks of a company that the Sub-strategy already holds just because the company’s market capitalization falls below that level.

Pursuant to the Sub-strategy, T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. T. Rowe Price may deviate from these criteria and purchase securities that it believes will provide an opportunity for substantial appreciation. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Active Large Cap Value: Massachusetts Financial Services Company, doing business as MFS Investment Management (“MFS”), manages the portion of the Fund’s assets allocated to the Active Large Cap Value Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest value-oriented U.S. companies. As of December 31, 2017, the market capitalization of companies included in the Russell 1000 Value Index ranged from $1.136 billion to $488.982 billion, as calculated by the index provider. The Russell 1000 Value Index is reconstituted annually.

3

Under normal circumstances, MFS will seek to invest the Sub-strategy's assets primarily in the common stocks, preferred stocks and bonds, notes and debentures convertible into common stocks of U.S. companies (i.e., convertible securities). MFS may also invest the Sub-strategy’s assets in foreign securities and depositary receipts.

MFS focuses on investing the Sub-strategy’s assets in the securities of companies that it believes are undervalued compared to their perceived worth (value companies). MFS uses an active bottom-up approach to buying and selling investments for the Sub-strategy. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

MFS may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.

Active Large Cap Core #1: AQR Capital Management, LLC (“AQR”) manages the portion of the Fund’s assets allocated to the Active Large Cap Core #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest U.S. companies. As of December 31, 2017, the market capitalization of companies included in the Russell 1000 Index ranged from $1.136 billion to $868.880 billion, as calculated by the index provider. The Russell 1000 Index is reconstituted annually.

Under normal circumstances, AQR will seek to invest the Sub-strategy’s assets primarily in equity and equity-related instruments (including, but not limited to, common stocks, preferred stocks, depositary receipts, rights and warrants, ETFs that invest in equity securities and equity index futures contracts). AQR may use ETFs and futures contracts to gain exposure to the equity market and to maintain liquidity to pay for redemptions.

The Sub-strategy’s portfolio normally will be managed by both overweighting and underweighting securities relative to the Russell 1000 Index, using AQR’s proprietary quantitative return forecasting models and systematic risk-control methods. AQR starts with the securities that are included in the Russell 1000 Index and may augment them with additional securities that are deemed to have similar characteristics. From this investment universe, AQR employs a disciplined approach emphasizing bottom-up security and industry/sector selection decisions. AQR uses a set of value, momentum and other economic factors to generate an investment portfolio based on AQR’s security selection procedures. AQR utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each equity instrument.

Active Large Cap Core #2: PanAgora Asset Management, Inc. (“PanAgora”) manages the portion of the Fund’s assets allocated to the Active Large Cap Core #2 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest U.S. companies. As of December 31, 2017, the market capitalization of companies included in the Russell 1000 Index ranged from $1.136 billion to $868.880 billion, as calculated by the index provider. The Russell 1000 Index is reconstituted annually.

Under normal circumstances, PanAgora will seek to invest the Sub-strategy’s assets primarily in common and preferred stocks of U.S. companies with market capitalizations in the range of companies included in

4

the Russell 1000 Index. PanAgora may also invest the Sub-strategy’s assets in ETFs or futures contracts to seek to equitize cash positions.

PanAgora believes that excess returns may be generated by investing in high-quality firms with capable management, positive momentum, and/or attractive valuations, while avoiding companies that ignore shareholder interests, and by identifying and exploiting market inefficiencies resulting from investors’ under/over reactions to market information, and other behavioral biases. Accordingly, the Sub-strategy’s asset allocations are largely driven by a proprietary contextual model that forecasts stock returns based on combinations of value, momentum and quality factors tailored to individual stocks. PanAgora evaluates the model’s buy and sell recommendations to build a portfolio that maximizes expected excess return for a given level of risk, subject to certain limitations on sector, industry and security position sizes.

Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Allocation Risk — The Adviser’s judgment about, and allocations among, Sub-strategies and sub-advisers may adversely affect the Fund’s performance.

Common Stock Risk — The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Depositary Receipts Risk — Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Derivatives Risk — The Fund’s use of futures contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

5

Exchange-Traded Funds (“ETFs”) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities in which the ETF invests, although lack of liquidity in an ETF could result in its value being more volatile than the value of its underlying securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Investment Style Risk — The risk that large capitalization equity securities may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Companies Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

Model and Data Risk — Quantitative models and information, and data supplied by third parties (“Models and Data”), are used to construct sets of transactions and investments, and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

Multi-Manager Risk — The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund’s assets among sub-advisers to enhance the return that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund,

6

each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

Passive Sub-strategy Risk — The Fund’s Sub-strategy managed by SSGA FM is not actively managed. Instead, SSGA FM attempts to track the performance of an unmanaged index of securities. As a result, the Sub-strategy will hold constituent securities of its index regardless of the current or projected performance of a specific security or a particular industry or market sector, which could cause the Fund’s return to be lower than if the Sub-strategy employed an active strategy. In addition, the Sub-strategy’s return may not match or achieve a high degree of correlation with the return of its index due to expenses and transaction costs, the unavailability of securities included in the index for purchase, the timing of cash flows into and out of the Sub-strategy, and other reasons.

Rights and Warrants Risk — Rights and warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Rights and warrants may be more speculative than other types of investments. The price of a right or warrant may be more volatile than the price of its underlying security, and an investment in a right or warrant may therefore create greater potential for capital loss than an investment in the underlying security. A right or warrant ceases to have value if it is not exercised prior to its expiration date.

Tracking Error Risk — The risk that a Sub-strategy’s performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Sub-strategy’s investments and the benchmark and other factors.

Value Investing Risk — If a sub-adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund’s website at www.kp-funds.com.

BEST QUARTER	WORST QUARTER
6.61%	(5.99)%
(3/31/2017)	(9/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation

7

and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

KP Large Cap Equity Fund	1 Year	Since Inception (01/10/2014)
Fund Returns Before Taxes	23.84%	11.84%
Fund Returns After Taxes on Distributions	21.47%	10.15%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	14.56%	8.72%
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)	21.69%	11.85%

Investment Adviser and Portfolio Managers

Callan LLC

Gregory C. Allen, CEO, Chief Research Officer and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

Mark Andersen, Senior Vice President and Co-Portfolio Manager, has managed the Fund since 2018.

Investment Sub-Advisers and Portfolio Managers

AQR Capital Management, LLC

Michele L. Aghassi, Ph.D., Principal and Portfolio Manager, has managed the portion of the Fund’s assets allocated to AQR since 2015.

Andrea Frazzini, Ph.D., M.S., Principal and Portfolio Manager, has managed the portion of the Fund’s assets allocated to AQR since 2015.

Jacques A. Friedman, M.S., Principal and Portfolio Manager, has managed the portion of the Fund’s assets allocated to AQR since 2015.

MFS Investment Management

Nevin Chitkara, Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to MFS since the Fund’s inception in 2014.

Steven Gorham, CFA, Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to MFS since the Fund’s inception in 2014.

PanAgora Asset Management, Inc.

8

George D. Mussalli, CFA, Chief Investment Officer and Head of Research, Equity, has managed the portion of the Fund’s assets allocated to PanAgora since 2015.

Jaime Lee, Ph.D., Director – Dynamic Equity Team and Portfolio Manager, has managed the portion of the Fund’s assets allocated to PanAgora since 2015.

Oleg Nusinzon, CFA, Director – Dynamic Equity Team and Portfolio Manager, has managed the portion of the Fund’s assets allocated to PanAgora since 2015.

SSGA Funds Management, Inc.

Michael Feehily, CFA, Senior Managing Director and Head of Global Equity Beta Solutions in the Americas, has managed the portion of the Fund’s assets allocated to SSGA FM since 2015.

Michael Finocchi, Principal and Portfolio Manager in the Global Equity Beta Solutions Group, has managed the portion of the Fund’s assets allocated to SSGA FM since the Fund’s inception in 2014.

Karl Schneider, CAIA, Managing Director and Deputy Head of Global Equity Beta Solutions in the Americas, has managed the portion of the Fund’s assets allocated to SSGA FM since 2016.

T. Rowe Price Associates, Inc.

Taymour R. Tamaddon, Lead Portfolio Manager, has managed the portion of the Fund’s assets allocated to T. Rowe Price since January 1, 2017.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 42 of the prospectus.

9

KP SMALL CAP EQUITY FUND

Investment Objective

The KP Small Cap Equity Fund (the “Fund”) seeks long-term capital appreciation primarily through investments in a diversified portfolio of small cap equity securities.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.46%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.53%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$54	$170	$296	$665

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 100% of the average value of its portfolio.

10

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies. For purposes of the Fund’s 80% policy, equity securities consist of common stocks and derivatives with economic characteristics similar to equity securities. Callan LLC (the “Adviser”), the Fund’s investment adviser, considers small capitalization companies generally to be those companies with market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Index. As of December 31, 2017, the market capitalization of companies included in the Russell 2000 Index ranged from $0.022 billion to $9.266 billion, as calculated by the index provider. The Russell 2000 Index is reconstituted annually.

The Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the Fund’s investment objective, the Adviser considers “long-term capital appreciation” to be capital appreciation over a period of greater than five years. The Fund principally invests in securities issued by domestic issuers.

The Fund uses a “multi-manager” approach, whereby the Adviser allocates the Fund’s assets among a number of sub-advisers with differing investment philosophies and strategies (each, a “Sub-strategy”). The Adviser determines the target Sub-strategy allocation for the Fund, identifies sub-advisers to manage the Fund’s assets according to those Sub-strategies, and allocates Fund assets among sub-advisers to maintain the Fund’s target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on: the Adviser’s view regarding their expected contribution to excess return; their performance in managing the Fund’s assets pursuant to their respective Sub-strategies; the Adviser’s confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser’s belief in their ability to take on additional assets without undermining future Fund performance; and the Adviser’s confidence in the robustness of their operational, back-office, trading, and compliance platforms. Each sub-adviser invests the portion of the Fund’s assets allocated to it under the general supervision of the Adviser. Each of the seven Sub-strategies is described below:

Passive Small Cap Equity: SSGA Funds Management, Inc. (“SSGA FM”) manages the portion of the Fund’s assets allocated to the Passive Small Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the S&P 600 Index. The S&P 600 Index is a free float-adjusted capitalization-weighted index designed to measure the small-cap segment of the U.S. equity market, and comprised of equity securities issued by approximately 600 small-size U.S. companies. As of December 31, 2017, the market capitalization of companies included in the S&P 600 Index ranged from $0.095 billion to $9.404 billion, as calculated by the index provider. The S&P 600 Index is reconstituted from time to time as additions and deletions of companies included in the S&P 600 Index are made in response to corporate actions and market developments.

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy’s assets in securities of companies included in the S&P 600 Index and futures contracts that are designed to track the S&P 600 Index.

SSGA FM seeks to replicate the performance of the S&P 600 Index by investing in the constituent securities of the S&P 600 Index in approximately their S&P 600 Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the S&P 600 Index in proportions expected

11

to replicate generally the performance of the S&P 600 Index as a whole. In addition, from time to time, stocks are added to or removed from the S&P 600 Index.

SSGA FM may sell stocks that are represented in the S&P 600 Index, or purchase stocks that are not yet represented in the S&P 600 Index, in anticipation of their removal from or addition to the S&P 600 Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the S&P 600 Index. SSGA FM might do so in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the S&P 600 Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the S&P 600 Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed.

Active Small/SMID Cap Growth: Columbus Circle Investors (“CCI”) manages the portion of the Fund’s assets allocated to the Active Small/SMID Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2500 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2500 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization and mid-capitalization Growth-oriented U.S. companies. As of December 31, 2017, the market capitalization of companies included in the Russell 2500 Growth Index ranged from $0.022 billion to $16.964 billion, as calculated by the index provider. The Russell 2500 Growth Index is reconstituted annually.

Under normal circumstances, CCI will seek to invest the Sub-strategy’s assets in common stocks of companies within the market capitalization range of the Russell 2500 Growth Index. CCI targets small to mid-sized businesses providing new technologies, products or services.

CCI’s Positive Momentum & Positive Surprise investment philosophy is based on the premise that companies producing better than expected results will have rising securities prices, while companies producing less than expected results will not.  CCI’s investment research process is focused on finding Positive Momentum & Positive Surprise, that is, companies with strengthening business momentum and a dynamic potential to exceed investors’ expectations.  Through thorough analysis of companies’ fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of CCI’s investment discipline.  Companies whose stocks are experiencing Positive Momentum & Positive Surprise are considered attractive for purchase, while companies falling short or in line with CCI’s expectations are avoided or sold.

Active Small/SMID Cap Value: Walthausen & Co., LLC (“Walthausen”) manages the portion of the Fund’s assets allocated to the Active Small/SMID Cap Value Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2500 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2500 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization and mid-capitalization value-oriented U.S. companies. As of December 31, 2017, the market capitalization of companies included in the Russell 2500 Value Index ranged from $0.022 billion to $13.747 billion, as calculated by the index provider. The Russell 2500 Value Index is reconstituted annually.

Under normal circumstances, Walthausen will seek to invest the Sub-strategy’s assets in the common stocks of small and mid-capitalization companies that Walthausen believes have the potential for capital appreciation.

The sub-strategy emphasizes a “Value” investment style, investing in companies that appear under-priced according to Walthausen’s analysis of their financial measurements of worth or business prospects. Walthausen may sell a company’s stock when the company reaches Walthausen’s appraised value, when there is a more attractively priced company as an alternative, when the fundamentals of the business have changed, or when Walthausen determines that management of the company is not enhancing shareholder value.

12

Active Small Cap Growth: CastleArk Management LLC (“CastleArk”) manages the portion of the Fund’s assets allocated to the Active Small Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization growth-oriented U.S. companies. As of December 31, 2017, the market capitalization of companies included in the Russell 2000 Growth Index ranged from $0.022 billion to $9.266 billion, as calculated by the index provider. The Russell 2000 Growth Index is reconstituted annually.

Under normal circumstances, CastleArk will seek to invest the Sub-strategy’s assets in common stocks of small capitalization companies that CastleArk believes have improving business fundamentals and accelerating earnings growth.

CastleArk believes earnings growth drives long-term stock prices, and that excess returns can be achieved by investing in companies with improving business fundamentals. CastleArk’s investment strategy emphasizes three attributes: the direction of the change in a company’s growth rate; actual improvements of a company’s fundamentals; and a disciplined analysis focused on the magnitude and sustainability of the drivers of a company’s fundamental improvement.

CastleArk’s sell discipline derives from the belief that investment losses can be minimized by identifying potential performance detractors before they become fully reflected in the stock price. CastleArk’s willingness to sell a stock when it identifies potential performance detractors is a key aspect of its risk management process.

Active Small Cap Value: DePrince Race & Zollo, Inc. (“DRZ”) manages the portion of the Fund’s assets allocated to the Active Small Cap Value Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization value-oriented U.S. companies. As of December 31, 2017, the market capitalization of companies included in the Russell 2000 Value Index ranged from $0.022 billion to $8.907 billion, as calculated by the index provider. The Russell 2000 Value Index is reconstituted annually.

Under normal circumstances, DRZ will seek to invest the Sub-strategy’s assets in common stocks of small capitalization companies that DRZ believes have the potential for growth and that appear to be trading below their perceived value.

DRZ generally employs a multi-step, bottom-up investment process. Initially, DRZ screens the investible universe for small market capitalization companies that pay a dividend. DRZ then applies various valuation multiples, such as price-to-earnings, price-to-book and price-to-cash flow, to companies in the universe to find companies that it believes are trading at the low end of their historical relative valuation levels. DRZ then conducts fundamental analysis to identify a likely catalyst which it believes may lead to future price appreciation. Next, DRZ establishes relative price targets for those stocks that have identifiable catalysts. Finally, based on DRZ’s relative price targets, stocks are considered for purchase when the expected upside

13

is more than two times the downside. DRZ engages in frequent and active trading of securities as a part of its principal investment strategy.

DRZ considers selling a security when its yield falls below a pre-determined limit, the relative valuation is no longer attractive, or the fundamentals of the company or economic sector in which it operates deteriorate.

Active Small Cap Core: Aristotle Capital Boston, LLC (“Aristotle Boston”) manages the portion of the Fund’s assets allocated to the Active Small Cap Core Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Index is a free float-adjusted capitalization-weighted index comprised of approximately 2000 equity securities issued by small companies based primarily in the U.S. As of December 31, 2017, the market capitalization of companies included in the Russell 2000 Index ranged from $0.022 billion to $9.266 billion, as calculated by the index provider. The Russell 2000 Index is reconstituted annually.

Under normal circumstances, Aristotle Boston will seek to invest the Sub-strategy’s assets in the common stock of companies with market capitalization between $200 million and $5 billion that Aristotle Boston believes have the potential for appreciation and that appear to be trading below their intrinsic value. Typically, Aristotle Boston will target a holdings range for the Sub-strategy between 80 and 120 companies.

Aristotle Boston generally focuses on bottom-up fundamental analysis with a long-term perspective in an attempt to identify companies showing what Aristotle Boston believes to be a high probability of improving their future rate of growth and profitability. Security selection is integral to Aristotle Boston’s portfolio management process. Potential business investment candidates are initially screened to possess a market capitalization between $200 million and $5 billion at time of purchase. The Aristotle Boston investment team then utilizes quantitative screens to narrow down the universe for in-depth analysis utilizing Aristotle Boston’s proprietary research process.

The majority of the research process is concerned with qualitative bottom-up analysis on an individual company basis. A core component of the research process is a focus on due diligence meetings with a variety of subjects each year. These include meetings with current investments, potential candidates, potential investment targets, peers, competitors, suppliers, customers, industry conferences, on-site visits and channel checks. The Sub-strategy targets companies where Aristotle Boston’s investment team believes there is a significant discount between current security share price and the intrinsic value for the business over a projected period of time. As part of this process, the investment team looks at a company’s historic absolute valuation range, as well as its valuation relative to the broader market and relative to a peer group.

Aristotle Boston considers selling a security when it has appreciated to its predetermined sell target, with no significant fundamental changes that would warrant sell target adjustment; when fundamentals have deteriorated and hence the stock no longer offers attractive upside; and/or when the investment team has identified a more favorable investment opportunity, whose risk-reward ratio is compelling enough to more than offset the transaction costs required to implement the change.

Active Micro Cap Core: Penn Capital Management Company, Inc. (“Penn Capital”) manages the portion of the Fund’s assets allocated to the Active Micro Cap Core Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell Microcap Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell Microcap Index is a free float-adjusted capitalization-weighted index that consists of the smallest 1,000 securities in the small-cap Russell 2000 Index, plus the next 1,000 smallest eligible securities by market cap. As of December 31, 2017, the market capitalization

14

of companies included in the Russell Microcap Index ranged from $0.007 billion to $2.457 billion, as calculated by the index provider. The Russell Microcap Index is reconstituted annually.

Under normal circumstances, Penn Capital will seek to invest the Sub-strategy’s assets principally in the common stock of micro capitalization companies, which Penn Capital defines either as (a) companies with a market capitalization of $1 billion or less, or (b) companies whose market capitalization is equal to or less than the market capitalization of the largest company in the Russell Microcap Index, whichever is greater.

Penn Capital generally intends to invest in up to 150 securities identified by its fundamental, bottom-up value driven research. The portfolio construction process involves both quantitative and qualitative fundamental analysis. Quantitative measures include enterprise value to cash flow (which takes into account the entire capital structure of a company and is used to help determine the private market value assumption of a company), price relative to free cash flow, price to earnings, price to book, total return potential, assessing the balance sheet, and valuation of hidden assets. Qualitative measures include evaluation of management, identification of market leaders within industries, identification of near term catalysts for appreciation, and due-diligence research regarding customers, competitors, suppliers and industry experts.

Penn Capital may sell securities for a variety of reasons, such as when a security’s price target has been achieved, its relative value can no longer be confirmed, the reason it was purchased was never realized, a negative change in the industry or fundamentals of its issuer occurs or is expected to occur, its liquidity outlook weakens or there is a change in the issuer’s management, among other reasons.

Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Allocation Risk — The Adviser’s judgment about, and allocations among, Sub-strategies and sub-advisers may adversely affect the Fund’s performance.

Common Stock Risk — The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

Derivatives Risk — The Fund’s use of futures contracts is subject to market risk, correlation risk, leverage risk, and liquidity risk. Market risk is described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Liquidity risk is described below. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion

15

the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Investment Style Risk — The risk that small capitalization equity securities may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

Multi-Manager Risk — The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund’s assets among sub-advisers to enhance the return that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

Passive Sub-strategy Risk — The Fund’s Sub-strategy managed by SSGA FM is not actively managed. Instead, SSGA FM attempts to track the performance of an unmanaged index of securities. As a result, the Sub-strategy will hold constituent securities of its index regardless of the current or projected performance of a specific security or a particular industry or market sector, which could cause the Fund’s return to be lower than if the Sub-strategy employed an active strategy. In addition, the Sub-strategy’s return may not match or achieve a high degree of correlation with the return of its index due to expenses and transaction costs, the unavailability of securities included in the index for purchase, the timing of cash flows into and out of the Sub-strategy, and other reasons.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization stocks may be less liquid than the market for larger capitalization stocks.

Tracking Error Risk — The risk that a Sub-strategy’s performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Sub-strategy’s investments and the benchmark and other factors.

16

Value Investing Risk — If a sub-adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund’s website at www.kp-funds.com.

BEST QUARTER	WORST QUARTER
8.08%	(11.83)%
(12/31/2016)	(9/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

KP Small Cap Equity Fund	1 Year	Since Inception (01/10/2014)
Fund Returns Before Taxes	17.95%	8.53%
Fund Returns After Taxes on Distributions	14.71%	7.31%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	11.40%	6.26%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	14.65%	8.70%

Investment Adviser and Portfolio Managers

Callan LLC

Gregory C. Allen, CEO, Chief Research Officer and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

Mark Andersen, Senior Vice President and Co-Portfolio Manager, has managed the Fund since 2018.

17

Investment Sub-Advisers and Portfolio Managers

Aristotle Capital Boston, LLC

David Adams, CFA, Principal, CEO and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Aristotle Boston since 2015.

John (Jack) McPherson, CFA, Principal, President and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Aristotle Boston since 2015.

CastleArk Management LLC

James Stark, Vice President and Co-Portfolio Manager, has managed the portion of the Fund’s assets allocated to CastleArk since the Fund’s inception in 2014.

Gregory Baxter, Vice President and Co-Portfolio Manager, has managed the portion of the Fund’s assets allocated to CastleArk since the Fund’s inception in 2014.

Columbus Circle Investors

Christopher Corbett, CFA, Senior Vice President and Co-Portfolio Manager, has managed the portion of the Fund's assets allocated to CCI since 2017.

Clifford G. Fox, CFA, Senior Managing Director and Portfolio Manager, has managed the portion of the Fund’s assets allocated to CCI since the Fund’s inception in 2014.

Michael Iacono, CFA, Senior Managing Director and Portfolio Manager–Mid Cap, has managed the portion of the Fund’s assets allocated to CCI since the Fund’s inception in 2014.

Katerina Wasserman, Senior Managing Director and Portfolio Manager, has managed the portion of the Fund’s assets allocated to CCI since the Fund’s inception in 2014.

DePrince Race & Zollo, Inc.

Gregory T. Ramsby, Managing Partner and Co-Portfolio Manager, has managed the portion of the Fund’s assets allocated to DRZ since the Fund’s inception in 2014.

Randy A. Renfrow, CFA, Partner and Co-Portfolio Manager, has managed the portion of the Fund’s assets allocated to DRZ since the Fund’s inception in 2014.

Penn Capital Management Company, Inc.

Richard A. Hocker, Founder, Chief Investment Officer and Chief Executive Officer, has managed the portion of the Fund’s assets allocated to Penn Capital since 2015.

J. Paulo Silva, CFA, Senior Managing Partner, Senior Portfolio Manager, has managed the portion of the Fund’s assets allocated to Penn Capital since 2015.

SSGA Funds Management, Inc.

18

Raymond Donofrio,Vice President and Senior Portfolio Manager in the Global Equity Beta Solutions Group, has managed the portion of the Fund’s assets allocated to SSGA FM since the Fund’s inception in 2014.

Michael Feehily, CFA, Senior Managing Director and Head of Global Equity Beta Solutions in the Americas, has managed the portion of the Fund’s assets allocated to SSGA FM since 2015.

Karl Schneider, CAIA, Managing Director and Deputy Head of Global Equity Beta Solutions in the Americas, has managed the portion of the Fund's assets allocated to SSGA FM since 2018.

Walthausen & Co., LLC

Gerard Heffernan, Portfolio Manager, has managed the portion of the Fund's assets allocated to Walthausen since 2018.

John Walthausen, Managing Director, Chief Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Walthausen since the Fund’s inception in 2014.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 42 of the prospectus.

19

KP INTERNATIONAL EQUITY FUND

Investment Objective

The KP International Equity Fund (the “Fund”) seeks long-term capital appreciation primarily through investments in a diversified portfolio of non-U.S. equity securities.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.36%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.49%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 125% of the average value of its portfolio.

20

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. For purposes of the Fund’s 80% policy, equity securities consist of common stocks, bonds, notes and debentures convertible into common stocks (i.e., convertible securities), depositary receipts, and derivatives with economic characteristics similar to equity securities. The Fund currently intends to invest primarily in the equity markets listed in the MSCI All Country World ex-US IMI Index, and may invest more than 25% of the Fund’s net assets in each of Europe (including the United Kingdom) and Asia (including Japan). The Fund may invest in companies of any size. The Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the Fund’s investment objective, Callan LLC (the “Adviser”) considers “long-term capital appreciation” to be capital appreciation over a period of greater than five years. The Fund principally invests in securities issued by foreign issuers.

The Fund uses a “multi-manager” approach, whereby the Adviser allocates the Fund’s assets among a number of sub-advisers with differing Sub-strategies. The Adviser determines the target Sub-strategy allocation for the Fund, identifies sub-advisers to manage the Fund’s assets according to those Sub-strategies, and allocates Fund assets among sub-advisers to maintain the Fund’s target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on: the Adviser’s view regarding their expected contribution to excess return; their performance in managing the Fund’s assets pursuant to their respective Sub-strategies; the Adviser’s confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser’s belief in their ability to take on additional assets without undermining future Fund performance; and the Adviser’s confidence in the robustness of their operational, back-office, trading, and compliance platforms. Each sub-adviser invests the portion of the Fund’s assets allocated to it under the general supervision of the Adviser. Each of the seven Sub-strategies is described below:

Passive International Equity: SSGA Funds Management, Inc. (“SSGA FM”) manages the portion of the Fund’s assets allocated to the Passive International Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the MSCI World ex-US Index. The MSCI World ex-US Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 22 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S.

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy’s assets in securities of companies included in the MSCI World ex-US Index, including depositary receipts of such companies, and futures contracts that are designed to track the MSCI World ex-US Index.

SSGA FM seeks to replicate the performance of the MSCI World ex-US Index by investing in the constituent securities of the MSCI World ex-US Index in approximately their MSCI World ex-US Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the MSCI World ex-US Index in proportions expected to replicate generally the performance of the MSCI World ex-US Index as a whole. In addition, from time to time, stocks are added to or removed from the MSCI World ex-US Index.

SSGA FM may sell stocks that are represented in the MSCI World ex-US Index, or purchase stocks that are not yet represented in the MSCI World ex-US Index, in anticipation of their removal from or addition to the MSCI World ex-US Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the MSCI World ex-US Index. SSGA FM might do so in order to increase

21

the Fund’s investment exposure pending investment of cash in the stocks comprising the MSCI World ex-US Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the MSCI World ex-US Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed. SSGA FM may also enter into forward foreign currency exchange contracts in an attempt to match the MSCI World ex-US Index’s currency exposures.

Passive International Small Cap Equity: SSGA FM manages the portion of the Fund’s assets allocated to the Passive International Small Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the MSCI World ex-US Small Cap Index. The MSCI World ex-US Small Cap Index is a free float-adjusted equity index which captures small cap representation across 22 developed market countries around the world, excluding the U.S.

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy’s assets in securities of companies included in the MSCI World ex-US Small Cap Index, including depositary receipts or U.S. listed shares of such companies, and futures contracts that are designed to track indices similar to the MSCI World ex-US Small Cap Index.

SSGA FM seeks to replicate the performance of the MSCI World ex-US Small Cap Index by investing in the constituent securities of the MSCI World ex-US Small Cap Index in approximately their MSCI World ex-US Small Cap Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the MSCI World ex-US Small Cap Index in proportions expected to replicate generally the performance of the MSCI World ex-US Small Cap Index as a whole. In addition, from time to time, stocks are added to or removed from the MSCI World ex-US Small Cap Index.

SSGA FM may sell stocks that are represented in the MSCI World ex-US Small Cap Index, or purchase stocks that are not yet represented in the MSCI World ex-US Small Cap Index, in anticipation of their removal from or addition to the MSCI World ex-US Small Cap Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the MSCI World ex-US Small Cap Index. SSGA FM might do so in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the MSCI World ex-US Small Cap Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the MSCI World ex-US Small Cap Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed. SSGA FM may also enter into forward foreign currency exchange contracts in an attempt to match the MSCI World ex-US Small Cap Index’s currency exposures.

Active International Equity #1: Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS"), manages the portion of the Fund’s assets allocated to the Active International Equity #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI EAFE Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 21 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Under normal circumstances, MFS will seek to invest a substantial portion of the Sub-strategy’s assets in common stocks issued by companies in the MSCI All Country World ex-US Index (the “MSCI ACWI ex-US Index”) and depositary receipts comprised of such common stock, including companies in emerging markets. MFS may invest a significant percentage of the Sub-strategy’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

22

In selecting investments for the Sub-strategy, MFS is not constrained to any particular investment style. MFS may invest the Sub-strategy’s assets in the securities of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the securities of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS uses an active bottom-up approach to buying and selling investments for the Sub-strategy. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

MFS may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.

Active International Equity #2: Marathon Asset Management LLP (“Marathon-London”) manages the portion of the Fund’s assets allocated to the Active International Equity #2 Sub-strategy. The primary objective for the Sub-strategy is to generate a rate of return that exceeds that of the MSCI ACWI ex-US Index (net of dividends and withholding taxes) over a full market cycle (net of all fees and expenses). No assurances can be given that this objective will be achieved. The MSCI ACWI ex-US Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 46 developed market and emerging market countries. It is designed to be a broad measure of the performance of world equity markets excluding the U.S.

Under normal circumstances, Marathon-London will seek to invest the Sub-strategy’s assets in the common stocks of foreign companies in the MSCI ACWI ex-US Index, including companies in emerging markets.

Marathon-London’s investment philosophy is based on its “capital cycle” approach to investment, which guides Marathon-London to invest in stocks in industries where consolidation has occurred and return on investment is expected to rise and/or where barriers to entry exist that may allow elevated return on investment to persist for longer than the market expects. In addition, Marathon-London believes that the assessment of management and how management responds to incentives and the forces of the capital cycle is critical to the performance of the company’s stock. Given the long-term nature of the capital cycle, Marathon-London’s investment ideas generally require, by industry standards, long stock holding periods.

Marathon-London may sell a security when it has reached its estimated target price (based on Marathon-London’s valuation work) or when there is a material shift in the capital cycle, deterioration in anticipated return on invested capital, a shift in management's attitude toward shareholders, outperformance relative to a sector or market, or if further information or analysis reveals the original rationale to be flawed.

Active International Equity #3: Sprucegrove Investment Management Ltd. (“Sprucegrove”) manages the portion of the Fund’s assets allocated to the Active International Equity #3 Sub-strategy. The primary objective for the Sub-strategy is to generate a rate of return that exceeds that of the MSCI EAFE Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 21 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

23

Under normal circumstances, Sprucegrove will seek to invest the Sub-strategy’s assets in a diversified portfolio of common stocks of foreign companies, including companies in emerging markets, that Sprucegrove believes have the potential for long-term capital appreciation.

In selecting investments for the Sub-strategy, Sprucegrove emphasizes a “value” investment style, investing in companies that Sprucegrove believes have a history of above average financial performance, secure financial position, reputable management, and growth opportunity in terms of sales, earnings, and share price. Sprucegrove selects individual securities using a bottom-up, research driven approach. Country and sector allocation result from Sprucegrove’s stock-selection process.

Sprucegrove considers selling a security when its price has appreciated above what Sprucegrove believes the security is worth or when the company’s quality has deteriorated according to Sprucegrove’s assessment.

Active Emerging Markets Equity #1: Acadian Asset Management LLC (“Acadian”) manages the portion of the Fund’s assets allocated to the Active Emerging Markets Equity #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI Emerging Markets Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 24 emerging market countries. It is designed to be a broad measure of emerging market equity performance.

Under normal circumstances, Acadian will seek to invest the Sub-strategy’s assets primarily in stocks of foreign companies and depositary receipts. Acadian intends to invest primarily in the securities of foreign companies located in emerging markets, which Acadian considers to be companies that: have their principal securities trading market in an emerging market country; alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging market countries; or are organized under the laws of, and have a principal office in, an emerging market country. Acadian considers an “emerging market country” to be any country in the MSCI Emerging Markets Index.

In selecting investments for the Sub-strategy, Acadian pursues an active, disciplined investment approach that forecasts returns for markets and securities using a range of quantitative factors related to valuation, earnings, quality, price patterns, economic data and risk. Buy and sell decisions are made objectively and driven by changes in expected returns on investments. In making buy and sell decisions, Acadian analyzes the risk and expected return characteristics of the portfolio’s current holdings as compared to the entire investment universe. Pursuant to its investment strategies, Acadian may buy and sell securities frequently.

Given Acadian’s objective, systematic investment process, less attractive securities are discarded from the portfolio while more attractive securities are added, provided that the cost of the purchase and sale of such securities do not exceed the expected value added to the portfolio of such investment decisions.

Active Emerging Markets Equity #2: William Blair Investment Management, LLC (“William Blair”) manages a portion of the Fund’s assets allocated to the Active Emerging Markets Equity #2 Sub-strategy. The primary objective for the Sub-strategy is to outperform the MSCI Emerging Markets Index consistently over time. No assurances can be given that this objective will be achieved. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 24 emerging market countries. It is designed to be a broad measure of emerging market equity performance.

Under normal circumstances, William Blair will seek to invest the Sub-strategy’s assets in emerging markets securities. William Blair intends to invest primarily in a diversified portfolio of equity securities, including

24

common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by emerging market companies of all sizes, that William Blair believes have above-average growth, profitability and quality characteristics. William Blair will seek investment opportunities in companies at different stages of development, ranging from large, well-established companies to smaller companies at earlier stages of development, that are leaders in their country, industry or globally in terms of products, services or execution.

In choosing investments, William Blair will perform fundamental company analysis and will focus on stock selection. William Blair generally seeks equity securities, including common stocks, of emerging market companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth at reasonable valuation levels will be the primary focus. Stock selection will take into account both local and global comparisons.

William Blair will vary the sector and geographic diversification based upon William Blair’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, William Blair will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Allocation Risk — The Adviser’s judgment about, and allocations among, Sub-strategies and sub-advisers may adversely affect the Fund’s performance.

Common Stock Risk — The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Currency Risk — As a result of the Fund’s investments in securities or other instruments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging

25

positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Depositary Receipts Risk — Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Derivatives Risk — The Fund’s use of futures contracts and forward contracts is subject to market risk, correlation risk, leverage risk and liquidity risk. Market risk is described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts is also subject to credit risk and valuation risk. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Liquidity risk is described below. Many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Credit risk is the risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Investment in Europe Risk — The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the European Union ("EU") or debt restructuring. Assistance given to an EU member state may be dependent on a country's implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events may adversely affect the economic and market environment in Europe, which in turn may adversely affect the price or liquidity of high yield securities issued by European issuers and therefore may adversely affect the Fund and its investments in such securities.

Investment in Japan Risk — The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis.

26

Investment Style Risk — The risk that foreign equity securities may underperform other segments of the equity markets or the equity markets as a whole.

Geographic Concentration Risk — Since the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

Large Capitalization Companies Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

Multi-Manager Risk — The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund’s assets among sub-advisers to enhance the return that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

Passive Sub-strategy Risk — The Fund’s Sub-strategies managed by SSGA FM are not actively managed. Instead, SSGA FM attempts to track the performance of an unmanaged index of securities. As a result, each such Sub-strategy will hold constituent securities of its index regardless of the current or projected performance of a specific security or a particular industry or market sector, which could cause the Fund’s return to be lower than if the Sub-strategy employed an active strategy. In addition, each such Sub-strategy’s return may not match or achieve a high degree of correlation with the return of its index due to expenses and transaction costs, the unavailability of securities included in the index for purchase, the timing of cash flows into and out of the Sub-strategy, and other reasons.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization stocks may be less liquid than the market for larger capitalization stocks.

27

Tracking Error Risk — The risk that a Sub-strategy’s performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Sub-strategy’s investments and the benchmark and other factors.

Value Investing Risk — If a sub-adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund’s website at www.kp-funds.com.

BEST QUARTER	WORST QUARTER
8.73%	(10.79)%
(3/31/2017)	(9/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund's average annual total returns to those of two broad-based indexes, the MSCI ACWI ex-US Index and the MSCI ACWI ex-US IMI Index and to those of the Custom International Equity Benchmark, an index developed by the Adviser.  As of April 1, 2017, the Fund’s benchmark changed to the MSCI ACWI ex-US IMI Index to better reflect the investment strategies of the Fund. The Custom International Equity Benchmark consists of the MSCI ACWI ex-US Index through March 31, 2017 and MSCI ACWI ex-US IMI Index for periods thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

KP International Equity Fund	1 Year	Since Inception (01/10/2014)
Fund Returns Before Taxes	28.95%	5.60%
Fund Returns After Taxes on Distributions	27.49%	4.44%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	16.45%	3.76%
MSCI ACWI ex-US IMI Index (reflects no deduction for fees, expenses, or taxes)	27.81%	5.40%
MSCI ACWI ex-US Index (reflects no deduction for fees, expenses, or taxes)	27.19%	5.07%
Custom International Equity Benchmark (reflects no deduction for fees, expenses, or taxes)	27.66%	5.17%

28

Investment Adviser and Portfolio Managers

Callan LLC

Gregory C. Allen, CEO, Chief Research Officer and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

Mark Andersen, Senior Vice President and Co-Portfolio Manager, has managed the Fund since 2018.

Investment Sub-Advisers and Portfolio Managers

Acadian Asset Management LLC

John R. Chisholm, CFA, Executive Vice President, Co-Chief Executive Officer, and Co-Chief Investment Officer, has managed the portion of the Fund’s assets allocated to Acadian since the Fund’s inception in 2014.

Brendan Bradley, Ph.D., Senior Vice President and Co-Chief Investment Officer, has managed the portion of the Fund’s assets allocated to Acadian since the Fund’s inception in 2014.

Asha Mehta, CFA, Senior Vice President and Lead Portfolio Manager, Frontier, has managed the portion of the Fund’s assets allocated to Acadian since the Fund’s inception in 2014.

Harry Gakidis, Ph.D., Senior Vice President and Lead Portfolio Manager, Core has managed the portion of the Fund’s assets allocated to Acadian since 2015.

Marathon Asset Management LLP

Neil Ostrer, Co-Founder and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in 2014.

William Arah, Co-Founder and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in 2014.

Nick Longhurst, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in 2014.

Michael Godfrey, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in 2014.

Charles Carter, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in 2014.

Robert Anstey, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in 2014.

29

David Cull, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since March 2015.

Simon Somerville, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since September 2016.

William MacLeod, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since March 2018.

Simon Todd, CFA, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since March 2018.

Michael Nickson, CFA, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since March 2018.

MFS Investment Management

Filipe M.G. Benzinho, Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to MFS since May 2016.

Daniel Ling, Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to MFS since the Fund’s inception in 2014.

Sprucegrove Investment Management Ltd.

Shirley Woo, Director and Co-Lead Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sprucegrove since 2017.

Arjun Kumar, Director and Co-Lead Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sprucegrove since 2017.

SSGA Funds Management, Inc.

Michael Feehily, CFA, Senior Managing Director and the Head of Global Equity Beta Solutions in the Americas, has managed the portion of the Fund’s assets allocated to SSGA FM for the Fund’s Passive International Equity Sub-strategy since the Fund’s inception in 2014 and for the Fund’s Passive International Small Cap Equity Sub-strategy since 2017.

Dwayne Hancock, CFA, Vice President and Senior Portfolio Manager in the Global Equity Beta Solutions Group, has managed the portion of the Fund’s assets allocated to SSGA FM for the Fund’s Passive International Equity Sub-strategy since the Fund’s inception in 2014 and for the Fund’s Passive International Small Cap Equity Sub-strategy since 2017.

John Law, CFA, Vice President and a Senior Portfolio Manager in the Global Equity Beta Solutions Group, has managed the portion of the Fund’s assets allocated to SSGA FM for the Fund’s Passive International Small Cap Equity Sub-strategy since 2017.

30

Kathleen Morgan, CFA, Vice President and Senior Portfolio Manager in the Global Equity Beta Solutions Group, has managed the portion of the Fund's assets allocated to SSGA FM for the Fund's Passive International Equity Sub-strategy since 2018.

William Blair Investment Management, LLC:

Todd M. McClone, CFA, a Partner of William Blair, has managed the portion of the Fund’s assets allocated to William Blair since 2017.

Jack Murphy, CFA, a Partner of William Blair, has managed the portion of the Fund’s assets allocated to William Blair since 2017.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 42 of the prospectus.

31

KP FIXED INCOME FUND

Investment Objective

The KP Fixed Income Fund (the “Fund”) seeks to provide current income consistent with the preservation of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.24%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.31%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$32	$100	$174	$393

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 547% of the average value of its portfolio.

32

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities. For purposes of the Fund’s 80% policy, fixed income securities consist of corporate bonds issued by U.S. and foreign companies; residential and commercial mortgage-backed securities and other asset-backed securities; mortgage dollar rolls; debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations; taxable municipal securities; commercial paper issued by U.S. and foreign companies; convertible bonds; senior, second lien and subordinated floating rate loans; floating rate debt securities; and derivatives with economic characteristics similar to fixed income securities. The Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. The Fund currently intends to invest more than 25% of its net assets in U.S. government securities. The Fund principally invests in securities issued by domestic and foreign issuers.

The Fund may invest in both investment-grade and high yield securities (also known as “junk bonds”). Investment grade securities are generally considered to be those rated Baa3 or better by Moody’s Investor Services, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”). High yield securities are those securities rated C through Ba1 by Moody’s or equivalently rated by S&P and Fitch, which are lower than investment grade. The Fund may invest in high yield securities of any credit rating. The Fund may also invest in unrated securities which are determined by Callan LLC (the "Adviser"), the Fund's investment adviser, or a sub-adviser, as appropriate, to be of comparable quality. The Fund may invest in fixed income securities of any maturity or duration.

The Fund uses a “multi-manager” approach, whereby the Adviser allocates the Fund’s assets among a number of sub-advisers with differing Sub-strategies. The Adviser determines the target Sub-strategy allocation for the Fund, identifies sub-advisers to manage the Fund’s assets according to those Sub-strategies, and allocates Fund assets among sub-advisers to maintain the Fund’s target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on: the Adviser’s view regarding their expected contribution to excess return; their performance in managing the Fund’s assets pursuant to their respective Sub-strategies; the Adviser’s confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser’s belief in their ability to take on additional assets without undermining future Fund performance; and the Adviser’s confidence in the robustness of their operational, back-office, trading, and compliance platforms. Each sub-adviser invests the portion of the Fund’s assets allocated to it under the general supervision of the Adviser. Each of the four Sub-strategies is described below:

Passive Fixed Income: SSGA Funds Management, Inc. (“SSGA FM”) manages the portion of the Fund’s assets allocated to the Passive Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based market-weighted benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”).

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy’s assets in securities that are included in the Bloomberg Barclays U.S. Aggregate Bond Index.

33

SSGA FM will employ a stratified sampling approach to build a portfolio whose broad characteristics, including duration, yield, credit quality, and sector weights, match those of the Bloomberg Barclays U.S. Aggregate Bond Index. This strategy is commonly referred to as an indexing strategy. The Sub-strategy’s portfolio securities may differ from those of the Bloomberg Barclays U.S. Aggregate Bond Index, and the Sub-strategy may not track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Sub-strategy, and differences between how and when the Sub-strategy and the Bloomberg Barclays U.S. Aggregate Bond Index are valued. SSGA FM may sell a security pursuant to changes in the Bloomberg Barclays U.S. Aggregate Bond Index composition and for routine portfolio rebalancing.

Active Core Fixed Income: Loomis, Sayles & Company, L.P. (“Loomis Sayles”) manages the portion of the Fund’s assets allocated to the Active Core Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Bloomberg Barclays U.S. Aggregate Bond Index consistently over time. No assurances can be given that this objective will be achieved. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based market-weighted benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

Under normal circumstances, Loomis Sayles will seek to invest the Sub-strategy’s assets in the following U.S. dollar-denominated, investment grade, fixed income securities: debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities; corporate bonds issued by U.S. and foreign companies; taxable municipal securities; residential and commercial mortgage-backed securities and other asset-backed securities; and mortgage dollar rolls.

Loomis Sayles’ investment philosophy focuses on research-driven, relative value investing on a risk-adjusted basis, adding value primarily through security selection while continually managing risk in the portfolio. Duration is typically kept within 10% of the Bloomberg Barclays U.S. Aggregate Bond Index. The investment strategy has a bias for bonds that are liquid, or can be traded readily in the markets. The portfolio may include up to 5% of its value in bonds whose credit quality is rated below investment grade, although Loomis Sayles typically views these bonds as having similar credit quality to investment grade. Typically, Loomis Sayles will sell a security when it reaches its target level of valuation, there has been a change in fundamental credit quality that is not reflected in the current price, or Loomis Sayles is trimming overall risk in the portfolio.

Emerging Markets Fixed Income: Payden & Rygel manages the portion of the Fund’s assets allocated to the Emerging Markets Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to out-perform the JP Morgan Global Diversified Emerging Markets Bond Index (the “JPM EMBI Index”) consistently over time. No assurances can be given that this objective will be achieved. The JPM EMBI Index tracks total returns for traded external debt instruments from emerging market countries including Brady Bonds, loans, and Eurobonds with an outstanding face value of at least $500 million. It is designed to be a broad measure of the performance of the emerging market debt market.

Under normal circumstances, Payden & Rygel will invest the Sub-strategy’s assets in a wide variety of fixed income instruments and income-producing securities, including: (1) debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; and (3) convertible bonds and preferred stock. A substantial portion of the above fixed income instruments will likely be issued by issuers organized or headquartered in emerging market countries. Payden & Rygel

34

considers an emerging market country to be a country which the World Bank, the International Finance Corporation, the United Nations or another third party organization defines as having an emerging or developing market. Payden & Rygel may invest up to 20% of the Sub-strategy’s assets in other debt securities, including those of issuers located in countries with developed securities markets. Payden & Rygel may also buy the following derivatives: interest rate swaps, securities index swaps, credit default swaps, credit-linked notes, currency swaps, structured notes, futures contracts and forward contracts. In addition, it may sell credit default swaps. Interest rate swaps may be used to hedge positions and enhance returns, while securities index swaps, credit default swaps, credit-linked notes, currency swaps, structured notes, futures contracts and forward contracts may be used primarily to enhance Fund returns and manage overall risk.

Payden & Rygel utilizes a top-down process focusing on sovereign risk analysis followed by bottom-up security selection, analyzing the universe of emerging market debt instruments including hard and local currencies. Payden & Rygel targets countries that are identified through extensive analysis of their macroeconomic variables, sovereign credit ratios, political stability, and the quality of the country’s business environment. Sovereign risk analysis is based on fundamental country research and quantitative analysis of macroeconomic data. Security selection includes quantitative analysis of yield curves and spread relationships, as well as fundamental credit research conducted by a dedicated team of global credit analysts. Any change in Payden & Rygel’s view of a position’s fundamentals or relative value can lead to a decision to sell the position.

Active Senior Loans: Credit Suisse Asset Management, LLC (“Credit Suisse”) manages the portion of the Fund’s assets allocated to the Active Senior Loans Sub-strategy. The primary objective for the Sub-strategy is to out-perform the S&P/LSTA Leveraged Loan Index over a full market cycle. No assurances can be given that this objective will be achieved. The S&P/LSTA Leveraged Loan Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Loans held in the index must be senior secured, have a minimum initial term of one year and a minimum initial spread of 125 basis points over LIBOR, be U.S. dollar denominated and have a par amount outstanding of $50 million or greater.

Under normal circumstances, Credit Suisse will seek to invest the Sub-strategy’s assets primarily in high yield, fixed income securities (commonly referred to as “junk bonds”). The high yield, fixed income securities in which the Fund will invest will consist entirely of senior secured floating rate loans (“Senior Loans”) issued by non-investment-grade companies and principally include floating rate loans and notes, high yield corporate bonds and notes, convertible bonds and preferred stocks and equity securities when acquired as a unit with fixed income securities or in a restructuring of fixed income securities. Senior Loans typically are secured by specific collateral of the issuer and hold the most senior position in the issuer’s capital structure. The interest rate on Senior Loans is adjusted periodically to a recognized base rate, typically the London Interbank Offered Rate (LIBOR). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the Fund invests have below-investment-grade credit ratings and therefore are considered speculative because of the significant credit risk of their issuers. Credit Suisse may invest up to 25% of the Sub-strategy’s assets in securities of non-U.S. issuers. Credit Suisse seeks to moderate risk by investing in a diversified portfolio of issuers across a variety of industry sectors. Investments are selected for the Fund based on an analysis of individual issuers and the general business conditions affecting them. The Fund generally will not invest in instruments rated at the time of investment in the lowest rating categories (Ca or below by Moody’s Investor Services and CC or below by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”)) but may continue to hold securities which are subsequently downgraded.

35

Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Allocation Risk — The Adviser’s judgment about, and allocations among, Sub-strategies and sub-advisers may adversely affect the Fund’s performance.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Convertible Bonds Risk — Convertible bonds have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund’s investments in securities or other instruments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Derivatives Risk — The Fund’s use of futures contracts, forward contracts, credit-linked notes, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Liquidity risk is described below. The Fund’s use of forward contracts, credit-linked notes, structured notes and swaps is also subject to credit risk and valuation risk. Credit risk is described above and valuation risk is described below. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

36

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risk that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there may be no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Investment Style Risk — The risk that fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Mortgage Dollar Rolls Risk — The Fund’s use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Fund. At the time the Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

37

Multi-Manager Risk — The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund’s assets among sub-advisers to enhance the return that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

Municipal Securities Risk — There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

Passive Sub-strategy Risk — The Fund’s Sub-strategy managed by SSGA FM is not actively managed. Instead, SSGA FM attempts to track the performance of an unmanaged index of securities. As a result, the Sub-strategy will hold constituent securities of its index regardless of the current or projected performance of a specific security or a particular industry or market sector, which could cause the Fund’s return to be lower than if the Sub-strategy employed an active strategy. In addition, the Sub-strategy’s return may not match or achieve a high degree of correlation with the return of its index due to expenses and transaction costs, the unavailability of securities included in the index for purchase, the timing of cash flows into and out of the Sub-strategy, and other reasons.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Senior Loans/Bank Loans Risk — With respect to senior loans, including bank loans, the Fund, as a direct lender to the borrower, assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. The secondary market for loans is a private, unregulated inter-dealer or inter-bank resale market. Purchases and sales of loans in the secondary market generally are subject to contractual restrictions and may have extended settlement periods.

Tracking Error Risk — The risk that a Sub-strategy’s performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Sub-strategy’s investments and the benchmark and other factors.

U.S. Government Securities Risk — The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. There can be no assurance that the U.S. government would provide financial support to its

38

agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Valuation Risk — The lack of an active trading market may make it difficult to obtain an accurate price for an instrument held by the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund’s website at www.kp-funds.com.

BEST QUARTER	WORST QUARTER
2.86%	(2.21)%
(3/31/2016)	(12/31/2016)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

KP Fixed Income Fund	1 Year	Since Inception (01/10/2014)
Fund Returns Before Taxes	4.41%	2.94%
Fund Returns After Taxes on Distributions	3.34%	1.72%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	2.50%	1.69%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	3.54%	2.99%

Investment Adviser and Portfolio Managers

Callan LLC

Gregory C. Allen, CEO, Chief Research Officer and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

39

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

Mark Andersen, Senior Vice President and Co-Portfolio Manager, has managed the Fund since 2018.

Investment Sub-Advisers and Portfolio Managers

Credit Suisse Asset Management, LLC

John G. Popp, a Managing Director of Credit Suisse Asset Management, LLC (“Credit Suisse”), has managed the portion of the Fund’s assets allocated to Credit Suisse since 2016.

Thomas J. Flannery, a Managing Director of Credit Suisse, has managed the portion of the Fund’s assets allocated to Credit Suisse since 2016.

Louis I. Farano, a Managing Director of Credit Suisse, has managed the portion of the Fund’s assets allocated to Credit Suisse since 2016.

Wing Chan, a Managing Director of Credit Suisse, has managed the portion of the Fund’s assets allocated to Credit Suisse since 2016.

Loomis, Sayles & Company, L.P.

Lynne A. Royer, Vice President, Portfolio Manager and Head of the Disciplined Alpha team, has managed the portion of the Fund’s assets allocated to Loomis, Sayles & Company, L.P. (“Loomis Sayles”) since the Fund’s inception in 2014.

Payden & Rygel

Kristin Ceva, Ph.D., CFA, Managing Principal, has managed the portion of the Fund’s assets allocated to Payden & Rygel since the Fund’s inception in 2014.

Arthur Hovsepian, CFA, Principal, has managed the portion of the Fund’s assets allocated to Payden & Rygel since the Fund’s inception in 2014.

Vladimir Milev, CFA, Senior Vice President and Strategist, has managed the portion of the Fund’s assets allocated to Payden & Rygel since the Fund’s inception in 2014.

Darren Capeloto, Senior Vice President and Strategist, has managed the portion of the Fund’s assets allocated to Payden & Rygel since the Fund’s inception in 2014.

Asha B. Joshi, CFA, Managing Principal and Senior Client Portfolio Manager, has managed the portion of the Fund’s assets allocated to Payden & Rygel since the Fund’s inception in 2014.

SSGA Funds Management, Inc.

Orhan Imer, CFA, Ph.D., Vice President and Senior Portfolio Manager in the Fixed Income Beta Solutions Group, has managed the portion of the Fund's assets allocated to SSGA FM since 2017.

40

Cynthia Moy, Principal and Portfolio Manager in the Fixed Income Beta Solutions Group, has managed the portion of the Fund’s assets allocated to SSGA FM since the Fund’s inception in 2014.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 42 of the prospectus.

41

Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

There are no initial or subsequent minimum purchase amounts for the Funds. Shares of each Fund are offered exclusively to participants in retirement plans specified by Kaiser Foundation Health Plan, Inc. (“Eligible Plans”). Any individual with an account under an Eligible Plan may purchase shares of each Fund. Fund shares can only be purchased or redeemed through the administrative and recordkeeping service provider of an Eligible Plan (a “Recordkeeper”), and, therefore, you should contact the Recordkeeper of your Eligible Plan for information on how to purchase or redeem Fund shares. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business.

Tax Information

Please consult your tax advisor regarding your specific questions about U.S. federal, state, and local income taxes. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary relates solely to investors holding their shares through a tax-deferred account.

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through a 401(k) Plan, 403(b) Plan or any other employer-sponsored retirement or savings plan that qualifies for tax-advantaged treatment under federal income tax laws. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Redemptions of Fund shares resulting in withdrawals from the plan are subject to numerous complex and special tax rules and may be subject to a penalty tax in the case of premature withdrawals. If you have questions about the tax consequences of 401(k) Plan or 403(b) Plan withdrawals, you should consult your tax advisor.

This summary is based on current tax laws, which may change. More information on taxes is in the Funds’ Statement of Additional Information (the “SAI”).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

42

More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks

The Funds’ Investment Objectives

The investment objective of the KP Large Cap Equity Fund (the “Large Cap Fund”) is to seek long-term capital appreciation primarily through investments in a diversified portfolio of large cap equity securities. The investment objective of the KP Small Cap Equity Fund (the “Small Cap Fund”) is to seek long-term capital appreciation primarily through investments in a diversified portfolio of small cap equity securities. The investment objective of the KP International Equity Fund (the “International Fund”) is to seek long-term capital appreciation primarily through investments in a diversified portfolio of non-U.S. equity securities. The investment objective of the KP Fixed Income Fund (the “Fixed Income Fund”) is to seek to provide current income consistent with the preservation of capital. The investment objectives of the Funds are fundamental and cannot be changed without shareholder approval.

The Funds’ Principal Investment Strategies

Large Cap Fund

Under normal circumstances, the Large Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies. For purposes of the Large Cap Fund’s 80% policy, equity securities consist of common stocks, preferred stocks, bonds, notes and debentures convertible into common stocks (i.e., convertible securities), depositary receipts, rights and warrants, ETFs that invest in equity securities and derivatives with economic characteristics similar to equity securities. Callan LLC (the "Adviser"), the Large Cap Fund's investment adviser, considers large capitalization companies generally to be those companies with market capitalizations within the range of market capitalizations of the companies included in the Russell 1000 Index. As of December 31, 2017, the market capitalization of companies included in the Russell 1000 Index ranged from $1.136 billion to $868.880 billion, as calculated by the index provider. The Russell 1000 Index is reconstituted annually. The Large Cap Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the Large Cap Fund’s investment objective, the Adviser considers “long-term capital appreciation” to be capital appreciation over a period of greater than five years. The Large Cap Fund principally invests in securities issued by domestic and foreign issuers. The Adviser considers domestic issuers to be those that: (i) have their principal securities trading market in the U.S.; (ii) alone or on a consolidated basis derive 50% or more of their annual revenue from goods produced, sales made or services performed in the U.S.; (iii) have at least 50% of their assets located in the U.S., (iv) are organized under the laws of, and have a principal office in, the U.S., or (v) are included in an index of U.S. securities by a recognized index provider. The Adviser considers all other issuers to be foreign issuers.

The Large Cap Fund uses a “multi-manager” approach, whereby the Adviser allocates the Large Cap Fund’s assets among a number of sub-advisers with differing investment philosophies and strategies (each, a “Sub-strategy”). The Adviser determines the target Sub-strategy allocation for the Large Cap Fund, identifies sub-advisers to manage the assets according to those Sub-strategies, and allocates assets among sub-advisers to maintain the Large Cap Fund’s target Sub-strategy allocation. The Adviser seeks, through its allocation among Sub-strategies, to outperform the Large Cap Fund’s benchmark with a similar level of risk. Sub-advisers generally are selected and retained based on the Adviser’s view regarding their expected contribution to excess return, ongoing performance, investment processes, resources and personnel, organization stability

43

and robust operational, back-office, trading and compliance platforms. Each sub-adviser invests the portion of the Fund’s assets allocated to it under the general supervision of the Adviser.

As of the date of this prospectus, the Large Cap Fund employs the following five sub-advisers to each manage a separate Sub-strategy that, in the Adviser's view, complements the other Sub-strategies: SSGA Funds Management, Inc. (“SSGA FM”), MFS Investment Management (“MFS”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), AQR Capital Management, LLC (“AQR”) and PanAgora Asset Management, Inc. (“PanAgora”). Each of the five Sub-strategies is described below:

Passive Large Cap Equity: SSGA FM manages the portion of the Large Cap Fund’s assets allocated to the Passive Large Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The S&P 500 Index is a free float-adjusted capitalization-weighted index comprised of equity securities issued by approximately 500 of the largest U.S. companies. As of December 31, 2017, the market capitalization of companies included in the S&P 500 Index ranged from $2.671 billion to $868.880 billion, as calculated by the index provider. The S&P 500 Index is reconstituted from time to time as additions and deletions of companies included in the S&P 500 Index are made in response to corporate actions and market developments.

Under normal circumstances, SSGA FM will seek to invest at least 80% of the Sub-strategy’s assets in securities of companies included in the S&P 500 Index and futures contracts that are designed to track the S&P 500 Index. SSGA FM does not manage the Sub-strategy’s assets according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, SSGA FM utilizes a “passive” investment approach, attempting to replicate the investment performance of the S&P 500 Index through automated statistical analytic procedures.

SSGA FM seeks to replicate the returns of the S&P 500 Index by investing in the constituent securities of the S&P 500 Index in approximately their S&P 500 Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the S&P 500 Index in proportions expected to replicate generally the performance of the S&P 500 Index as a whole. In addition, from time to time, stocks are added to or removed from the S&P 500 Index.

SSGA FM may sell stocks that are represented in the S&P 500 Index, or purchase stocks that are not yet represented in the S&P 500 Index, in anticipation of their removal from or addition to the S&P 500 Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the S&P 500 Index. SSGA FM might do so in order to increase the Large Cap Fund’s investment exposure pending investment of cash in the stocks comprising the S&P 500 Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the S&P 500 Index in situations where it intends to sell a portion of the stocks in the Large Cap Fund’s portfolio but the sale has not yet been completed.

Active Large Cap Growth: T. Rowe Price manages the portion of the Large Cap Fund’s assets allocated to the Active Large Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest growth-oriented U.S. companies. As of December 31, 2017, the market capitalization of companies included in the Russell 1000 Growth Index ranged from $1.199 billion to $868.880 billion, as calculated by the index provider. The Russell 1000 Growth Index is reconstituted annually.

44

Under normal circumstances, T. Rowe Price will seek to invest at least 80% of the Sub-strategy’s net assets in the common stocks issued by a diversified group of growth companies whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index. As of December 31, 2017, the weighted median market capitalization of companies included in the Russell 1000 Growth Index was $11.879 billion. T. Rowe Price will not automatically sell or cease to purchase stocks of a company that the Sub-strategy already holds just because the company’s market capitalization falls below that level.

Pursuant to the Sub-strategy, T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. T. Rowe Price may deviate from these criteria and purchase securities that it believes will provide an opportunity for substantial appreciation. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

While most of the Sub-strategy’s assets will typically be invested in U.S. common stocks, T. Rowe Price may invest in foreign stocks. T. Rowe Price may sell the Sub-strategy’s securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Active Large Cap Value: MFS manages the portion of the Large Cap Fund’s assets allocated to the Active Large Cap Value Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest value-oriented U.S. companies. As of December 31, 2017, the market capitalization of companies included in the Russell 1000 Value Index ranged from $1.136 billion to $488.982 billion, as calculated by the index provider. The Russell 1000 Value Index is reconstituted annually.

Under normal circumstances, MFS will seek to invest the Sub-strategy's assets primarily in the common stocks, preferred stocks and bonds, notes and debentures convertible into common stocks of U.S. companies (i.e., convertible securities). MFS may also invest the Sub-strategy’s assets in foreign securities and depositary receipts.

MFS focuses on investing the Sub-strategy’s assets in the securities of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

MFS uses an active bottom-up approach to buying and selling investments for the Sub-strategy. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

MFS may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.

45

Active Large Cap Core #1: AQR manages the portion of the Fund’s assets allocated to the Active Large Cap Core #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest U.S. companies. As of December 31, 2017, the market capitalization of companies included in the Russell 1000 Index ranged from $1.136 billion to $868.880 billion, as calculated by the index provider. The Russell 1000 Index is reconstituted annually.

Under normal circumstances, AQR will seek to invest the Sub-strategy’s assets primarily in equity and equity-related instruments (including, but not limited to, common stocks, preferred stocks, depositary receipts, rights and warrants, ETFs that invest in equity securities and equity index futures contracts). AQR may use ETFs and futures contracts to gain exposure to the equity market and to maintain liquidity to pay for redemptions.

The Sub-strategy’s portfolio normally will be managed by both overweighting and underweighting securities relative to the Russell 1000 Index, using AQR’s proprietary quantitative return forecasting models and systematic risk-control methods. AQR starts with the securities that are included in the Russell 1000 Index and may augment them with additional securities that are deemed to have similar characteristics. From this investment universe, AQR employs a disciplined approach emphasizing bottom-up security and industry/sector selection decisions. AQR uses a set of value, momentum and other economic factors to generate an investment portfolio based on AQR’s security selection procedures.

In managing the Sub-strategy, AQR seeks to invest in attractively valued companies with positive momentum and stable businesses. Companies are considered to be good value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in the investment universe at the time of purchase. In assessing positive momentum, AQR favors securities with strong medium-term performance relative to other securities in the investment universe at the time of purchase. Further, AQR favors stable companies in good business health, including those with strong profitability and stable earnings.

AQR believes that the management of transaction costs should be considered when determining whether an investment is attractive. Transaction costs include commissions, market impact and time delays (time between decision and implementation when a market may move in favor of or against the Sub-strategy). AQR considers transaction costs in its optimization process to seek to ensure that trades for the Sub-strategy will remain attractive after transaction costs are reflected.

Active Large Cap Core #2: PanAgora manages the portion of the Fund’s assets allocated to the Active Large Cap Core #2 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest U.S. companies. As of December 31, 2017, the market capitalization of companies included in the Russell 1000 Index ranged from $1.136 billion to $868.880 billion, as calculated by the index provider. The Russell 1000 Index is reconstituted annually.

Under normal circumstances, PanAgora will seek to invest the Sub-strategy’s assets primarily in common and preferred stocks of U.S. companies with market capitalizations in the range of companies included in the Russell 1000 Index. PanAgora may also invest the Sub-strategy’s assets in ETFs or futures contracts to seek to equitize cash positions.

46

PanAgora believes that excess returns may be generated by investing in high-quality firms with capable management, positive momentum, and/or attractive valuations, while avoiding companies that ignore shareholder interests, and by identifying and exploiting market inefficiencies resulting from investors’ under/over reactions to market information, and other behavioral biases. Accordingly, the Sub-strategy’s asset allocations are largely driven by a proprietary contextual model that forecasts stock returns based on combinations of value, momentum and quality factors tailored to individual stocks.

The contextual model ranks every stock in a defined universe based on forecasted returns. Each stock’s forecasted return is updated daily based on data collected from global sources. Top ranked stocks have the potential to be included in the portfolio. Stocks that are not highly ranked, or whose rankings are deteriorating, may be sold entirely or have their positions trimmed. PanAgora evaluates the model’s buy and sell recommendations to build a portfolio that maximizes expected excess return for a given level of risk, subject to certain limitations on sector, industry and security position sizes.

Small Cap Fund

Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies. For purposes of the Small Cap Fund’s 80% policy, equity securities consist of common stocks and derivatives with economic characteristics similar to common stocks. Callan LLC (the "Adviser"), the Small Cap Fund's investment adviser, considers small capitalization companies generally to be those companies with market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Index. As of December 31, 2017, the market capitalization of companies included in the Russell 2000 Index ranged from $0.022 billion to $9.266 billion, as calculated by the index provider. The Russell 2000 Index is reconstituted annually.

The Small Cap Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the Small Cap Fund’s investment objective, the Adviser considers “long-term capital appreciation” to be capital appreciation over a period of greater than five years. The Small Cap Fund principally invests in securities issued by domestic issuers. The Adviser considers domestic issuers to be those that: (i) have their principal securities trading market in the U.S.; (ii) alone or on a consolidated basis derive 50% or more of their annual revenue from goods produced, sales made or services performed in the U.S.; (iii) have at least 50% of their assets located in the U.S., (iv) are organized under the laws of, and have a principal office in, the U.S., or (v) are included in an index of U.S. securities by a recognized index provider.

The Small Cap Fund uses a “multi-manager” approach, whereby the Adviser allocates the Small Cap Fund’s assets among a number of sub-advisers with differing investment philosophies and strategies (each, a “Sub-strategy”). The Adviser determines the target Sub-strategy allocation for the Small Cap Fund, identifies sub-advisers to manage the assets according to those Sub-strategies, and allocates assets among sub-advisers to maintain the Small Cap Fund’s target Sub-strategy allocation. The Adviser seeks, through its allocation among Sub-strategies, to outperform the Small Cap Fund’s benchmark with a similar level of risk. Sub-advisers generally are selected and retained based on the Adviser’s view regarding their expected contribution to excess return, ongoing performance, investment processes, resources and personnel, organization stability and robust operational, back-office, trading and compliance platforms. Each sub-adviser invests the portion of the Fund’s assets allocated to it under the general supervision of the Adviser.

As of the date of this prospectus, the Small Cap Fund employs the following seven sub-advisers to each manage a separate Sub-strategy that, in the Adviser’s view, complements the other Sub-strategies: SSGA

47

Funds Management, Inc. (“SSGA FM”), Columbus Circle Investors (“CCI”), Walthausen & Co., LLC (“Walthausen”), CastleArk Management LLC (“CastleArk”), DePrince Race & Zollo, Inc. (“DRZ”), Aristotle Capital Boston, LLC (“Aristotle Boston”) and Penn Capital Management Company, Inc. (“Penn Capital”). Each of the seven Sub-strategies is described below:

Passive Small Cap Equity: SSGA FM manages the portion of the Small Cap Fund’s assets allocated to the Passive Small Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the S&P 600 Index. The S&P 600 Index is a free float-adjusted capitalization-weighted index designed to measure the small-cap segment of the U.S. equity market, and comprised of equity securities issued by approximately 600 small-size U.S. companies. As of December 31, 2017, the market capitalization of companies included in the S&P 600 Index ranged from $0.095 billion to $9.404 billion, as calculated by the index provider. The S&P 600 Index is reconstituted from time to time as additions and deletions of companies included in the S&P 600 Index are made in response to corporate actions and market developments.

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy’s assets in securities of companies included in the S&P 600 Index and futures contracts that are designed to track the S&P 600 Index. SSGA FM does not manage the Sub-strategy’s assets according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, SSGA FM utilizes a “passive” investment approach, attempting to replicate the investment performance of the S&P 600 Index through automated statistical analytic procedures.

SSGA FM seeks to replicate the returns of the S&P 600 Index by investing in the constituent securities of the S&P 600 Index in approximately their S&P 600 Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the S&P 600 Index in proportions expected to replicate generally the performance of the S&P 600 Index as a whole. In addition, from time to time, stocks are added to or removed from the S&P 600 Index.

SSGA FM may sell stocks that are represented in the S&P 600 Index, or purchase stocks that are not yet represented in the S&P 600 Index, in anticipation of their removal from or addition to the S&P 600 Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the S&P 600 Index. SSGA FM might do so in order to increase the Small Cap Fund’s investment exposure pending investment of cash in the stocks comprising the S&P 600 Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the S&P 600 Index in situations where it intends to sell a portion of the stocks in the Small Cap Fund’s portfolio but the sale has not yet been completed.

Active Small/SMID Cap Growth: CCI manages the portion of the Small Cap Fund’s assets allocated to the Active Small/SMID Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2500 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2500 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization and mid-capitalization Growth-oriented U.S. companies. As of December 31, 2017, the market capitalization of companies included in the Russell 2500 Growth Index ranged from $0.022 billion to $16.964 billion, as calculated by the index provider. The Russell 2500 Growth Index is reconstituted annually.

48

Under normal circumstances, CCI will seek to invest the Sub-strategy’s assets in common stocks of companies within the market capitalization range of the Russell 2500 Growth Index. CCI targets small to mid-sized businesses providing new technologies, products or services.

CCI generally seeks to construct the Sub-strategy’s portfolio with the following characteristics:

•	Typically holding 60-90 stocks;
•	Top ten holdings typically represent 25-35% of the Sub-strategy’s net assets;
•	The minimum initial investment in a stock represents at least 0.5% of the Sub-strategy’s net assets;
•	The maximum weight of any one stock is 5% of the Sub-strategy’s net assets;
•	The Sub-strategy’s portfolio is diversified among economic sectors as well as groups of stocks related by a common driver of performance (“Themes”);
•	The Sub-strategy’s portfolio is diversified across at least eight Themes;
•	The Sub-strategy’s maximum exposure to any one Theme is 25% of the Sub-strategy’s net assets; and
•	The Sub-strategy’s maximum exposure to any one economic sector is the greater of 25% of the Sub-strategy’s net assets or 10% more than the Russell 2500 Index’s exposure to such sector.

In its discretion, CCI may construct the Sub-strategy’s portfolio such that its characteristics are different than those set forth above.

CCI’s Positive Momentum & Positive Surprise investment philosophy is based on the premise that companies producing better than expected results will have rising securities prices, while companies producing less than expected results will not.  CCI’s investment research process is focused on finding Positive Momentum & Positive Surprise, that is, companies with strengthening business momentum and a dynamic potential to exceed investors’ expectations.  Through thorough analysis of companies’ fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of CCI’s investment discipline.  Companies whose stocks are experiencing Positive Momentum & Positive Surprise are considered attractive for purchase, while companies falling short or in line with CCI’s expectations are avoided or sold.

CCI uses a four-step process in selecting securities for the Sub-strategy. The first step is to identify the four to six leading indicators for a specific company’s business, such as sales growth rate and profit margin expansion. The second step is to determine the expectations for each of the leading indicators. The third step compares actual results of the leading indicators to CCI’s expectations, with the objective of finding companies with leading indicators that exceed CCI’s expectations, and therefore demonstrate Positive Momentum & Positive Surprise. Companies whose stocks are experiencing Positive Momentum & Positive Surprise are considered attractive for purchase, and companies falling short or in line with CCI’s expectations are avoided or sold. The fourth step is to construct a diversified portfolio based on the foregoing analysis.

CCI believes that, historically, when a company demonstrates Positive Momentum & Positive Surprise in its business progress, and thereby exceeds investors’ expectations in its reported results, its stock price generally will continue on an upward trend. As the company benefits from the strengths of a new product cycle, a niche technology or service, or a dominant secular trend, the stock tends to outperform the market. Conversely, if a company’s results fall short of investors’ expectations, the stock will usually underperform until it surpasses new expectations. CCI’s monitoring of a company’s progress versus expectations guides its view as to when to buy or sell a stock.

49

Active Small/SMID Cap Value: Walthausen manages the portion of the Small Cap Fund’s assets allocated to the Active Small/SMID Cap Value Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2500 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2500 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization and mid-capitalization value-oriented U.S. companies. As of December 31, 2017, the market capitalization of companies included in the Russell 2500 Value Index ranged from $0.022 billion to $13.747 billion, as calculated by the index provider. The Russell 2500 Value Index is reconstituted annually.

Under normal circumstances, Walthausen will seek to invest the Sub-strategy’s assets in the common stocks of small and mid-capitalization companies that Walthausen believes have the potential for capital appreciation.

The sub-strategy emphasizes a “value” investment style, investing in companies that appear under-priced according to Walthausen’s analysis of their financial measurements of worth or business prospects. The sub-strategy typically invests in 40 to 50 companies.

Walthausen may sell a company’s stock when the company reaches Walthausen’s appraised value, when there is a more attractively priced company as an alternative, when the fundamentals of the business have changed, or when Walthausen determines that management of the company is not enhancing shareholder value.

Active Small Cap Growth: CastleArk manages the portion of the Small Cap Fund’s assets allocated to the Active Small Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization growth-oriented U.S. companies. As of December 31, 2017, the market capitalization of companies included in the Russell 2000 Growth Index ranged from $0.022 billion to $9.266 billion, as calculated by the index provider. The Russell 2000 Growth Index is reconstituted annually.

Under normal circumstances, CastleArk will seek to invest the Sub-strategies assets in common stocks of small capitalization companies that they believe have above average prospects for earnings growth.

CastleArk believes earnings growth drives long-term stock prices, and that excess returns can be achieved by investing in companies whose improving business fundamentals suggest they are poised to grow earnings faster than their peers. CastleArk’s investment strategy emphasizes three attributes:

•	The direction of a company’s growth over the absolute rate of growth;
•	Actual improvements of a company’s fundamentals vs. the improvements anticipated by CastleArk; and
•	The magnitude and sustainability of the drivers of a company’s fundamental improvement.

CastleArk’s three-step investment process is designed to be disciplined, repeatable and applied consistently throughout all types of markets, and consists of (1) identification, (2) fundamental analysis, and (3) portfolio construction. Each step is discussed in greater detail below.

Identification.

50

CastleArk’s stock screening process begins with a universe of all companies with market capitalizations roughly equivalent to the Russell 2000 Growth Index. As of December 31, 2017, the market capitalization of companies included in the Russell 2000 Growth Index ranged from $0.022 billion to $9.266 billion, as calculated by the index provider. The Russell 2000 Growth Index is reconstituted annually. CastleArk then narrows this list to companies which, in CastleArk’s view, have shown signs of actual improvement in business fundamentals.

Fundamental Analysis.

Through fundamental analysis of each company, CastleArk determines the magnitude and sustainability of the company’s fundamental improvement, with a goal of identifying that change before it becomes fully reflected in the stock price.

Portfolio Construction.

CastleArk then uses a bottom-up approach, emphasizing the fundamental improvement, along with proprietary risk management techniques and a sell discipline to build a diversified portfolio of 75-95 stocks. Limits on position size and sector weights, along with constant portfolio attribution analysis, contribute to CastleArk’s risk management process. The sell discipline derives from the belief that investment losses can be minimized by identifying potential performance detractors before they become fully reflected in the stock price. CastleArk’s willingness to sell a stock when it identifies potential performance detractors is a key aspect of its risk management process.

Active Small Cap Value: DRZ manages the portion of the Small Cap Fund’s assets allocated to the Active Small Cap Value Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization value-oriented U.S. companies. As of December 31, 2017, the market capitalization of companies included in the Russell 2000 Value Index ranged from $0.022 billion to $8.907 billion, as calculated by the index provider. The Russell 2000 Value Index is reconstituted annually.

Under normal circumstances, DRZ will seek to invest the Sub-strategy’s assets in common stocks of small capitalization companies that DRZ believes have the potential for growth and that appear to be trading below their perceived value.

DRZ generally employs a multi-step, bottom-up investment process. Initially, DRZ screens the investible universe for small market capitalization companies that pay a dividend. DRZ then applies various valuation multiples, such as price-to-earnings, price-to-book and price-to-cash flow, to companies in the universe to find companies that it believes are trading at the low end of their historical relative valuation levels. DRZ then conducts fundamental analysis to identify a likely catalyst which it believes may lead to future price appreciation. Next, DRZ establishes relative price targets for those stocks that have identifiable catalysts. Finally, based on DRZ’s relative price targets, stocks are considered for purchase when the expected upside is more than two times the downside.

DRZ generally invests the Sub-strategy’s assets in securities of companies operating in a broad range of industries. Most of these companies are based in the U.S., but to a lesser extent may be headquartered in or doing a substantial portion of their business overseas. The Sub-strategy’s portfolio will typically consist of 55 to 80 securities. DRZ engages in frequent and active trading of securities as a part of its principal investment strategy.

51

DRZ considers selling a security when its yield falls below a pre-determined limit, the relative valuation is no longer attractive, or the fundamentals of the company or economic sector in which it operates deteriorate.

Active Small Cap Core: Aristotle Boston manages the portion of the Fund’s assets allocated to the Active Small Cap Core Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Index is a free float-adjusted capitalization-weighted index comprised of approximately 2000 equity securities issued by small companies based primarily in the U.S. As of December 31, 2017, the market capitalization of companies included in the Russell 2000 Index ranged from $0.022 billion to $9.266 billion, as calculated by the index provider. The Russell 2000 Index is reconstituted annually.

Under normal circumstances, Aristotle Boston will seek to invest the Sub-strategy’s assets in the common stock of companies with market capitalization between $200 million and $5 billion that Aristotle Boston believes have the potential for appreciation and that appear to be trading below their intrinsic value. Typically, Aristotle Boston will target a holdings range for the Sub-strategy between 80 and 120 companies.

Aristotle Boston generally focuses on bottom-up fundamental analysis with a long-term perspective in an attempt to identify companies showing what Aristotle Boston believes to be a high probability of improving their future rate of growth and profitability. Security selection is integral to Aristotle Boston’s portfolio management process. Potential business investment candidates are initially screened to possess a market capitalization between $200 million and $5 billion at time of purchase. The Aristotle Boston investment team then utilizes quantitative screens incorporating factors based on: valuation (price-to-earnings, price-to-cash flow, price-to-book, price-to-sales, dividend yield); returns (return-on-equity and return-on-assets); growth (earning-per-share, cash flow-per-share and revenue) and other fundamental factors (debt-to-capitalization, capital expenditures) as efficient siphoning tools to narrow down the universe for in-depth analysis utilizing Aristotle Boston’s proprietary research process.

The majority of the research process is concerned with qualitative bottom-up analysis on an individual company basis. A core component of the research process is a focus on due diligence meetings with a variety of subjects each year. These include meetings with current investments, potential candidates, potential investment targets, peers, competitors, suppliers, customers, industry conferences, on-site visits and channel checks. The Sub-strategy targets companies where Aristotle Boston’s investment team believes there is a significant discount between current security share price and the intrinsic value for the business over a projected period of time. At the heart of Aristotle Boston’s valuation methodology is a company’s value relative to an assumed level of normalized earnings power. As part of this process, the investment team looks at a company’s historic absolute valuation range, as well as its valuation relative to the broader market and relative to a peer group.

Aristotle Boston considers selling a security when it has appreciated to its predetermined sell target, with no significant fundamental changes that would warrant sell target adjustment; when fundamentals have deteriorated and hence the stock no longer offers attractive upside; and/or when the investment team has identified a more favorable investment opportunity, whose risk-reward ratio is compelling enough to more than offset the transaction costs required to implement the change.

Active Micro Cap Core: Penn Capital Management Company, Inc. (“Penn Capital”) manages the portion of the Fund’s assets allocated to the Active Micro Cap Core Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell Microcap Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell Microcap Index is a free float-adjusted capitalization-

52

weighted index that consists of the smallest 1,000 securities in the small-cap Russell 2000 Index, plus the next 1,000 smallest eligible securities by market cap. As of December 31, 2017, the market capitalization of companies included in the Russell Microcap Index ranged from $0.007 billion to $2.457 billion, as calculated by the index provider. The Russell Microcap Index is reconstituted annually.

Under normal circumstances, Penn Capital will seek to invest the Sub-strategy’s assets principally in the common stock of micro capitalization companies, which Penn Capital defines either as (a) companies with a market capitalization of $1 billion or less, or (b) companies whose market capitalization is equal to or less than the market capitalization of the largest company in the Russell Microcap Index, whichever is greater.

Penn Capital generally intends to invest in up to 150 securities identified by its fundamental, bottom-up value driven research. The portfolio construction process involves both quantitative and qualitative fundamental analysis. Quantitative measures include enterprise value to cash flow (which takes into account the entire capital structure of a company and is used to help determine the private market value assumption of a company), price relative to free cash flow, price to earnings, price to book, total return potential, assessing the balance sheet, and valuation of hidden assets. Qualitative measures include evaluation of management, identification of market leaders within industries, identification of near term catalysts for appreciation, and due-diligence research regarding customers, competitors, suppliers and industry experts.

Penn Capital may sell securities for a variety of reasons, such as when a security’s price target has been achieved, its relative value can no longer be confirmed, the reason it was purchased was never realized, a negative change in the industry or fundamentals of its issuer occurs or is expected to occur, its liquidity outlook weakens or there is a change in the issuer’s management, among other reasons.

International Fund

Under normal circumstances, the International Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. For purposes of the International Fund’s 80% policy, equity securities consist of common stocks, bonds, notes and debentures convertible into common stocks (i.e., convertible securities), depositary receipts, and derivatives with economic characteristics similar to equity securities. The International Fund currently intends to invest primarily in the equity markets listed in the MSCI All Country World ex-US IMI Index, and may invest more than 25% of its net assets in each of Europe (including the United Kingdom) and Asia (including Japan). The International Fund may invest in companies of any size. The International Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the International Fund’s investment objective, Callan LLC (the "Adviser"), the International Fund's investment adviser, considers “long-term capital appreciation” to be capital appreciation over a period of greater than five years. The International Fund principally invests in securities issued by foreign issuers. The Adviser considers domestic issuers to be those that: (i) have their principal securities trading market in the U.S.; (ii) alone or on a consolidated basis derive 50% or more of their annual revenue from goods produced, sales made or services performed in the U.S.; (iii) have at least 50% of their assets located in the U.S., (iv) are organized under the laws of, and have a principal office in, the U.S., or (v) are included in an index of U.S. securities by a recognized index provider. The Adviser considers all other issuers to be foreign issuers.

The International Fund uses a “multi-manager” approach, whereby the Adviser allocates the International Fund’s assets among a number of sub-advisers with differing investment philosophies and strategies (each, a “Sub-strategy”). The Adviser determines the target Sub-strategy allocation for the International Fund, identifies sub-advisers to manage the International Fund’s assets according to those Sub-strategies, and allocates International Fund assets among sub-advisers to maintain the International Fund’s target Sub-

53

strategy allocation. Each sub-adviser invests the portion of the International Fund’s assets allocated to it under the general supervision of the Adviser.

Sub-advisers generally are selected and retained based on: the Adviser’s view regarding their expected contribution to excess return; their performance in managing the International Fund’s assets pursuant to their respective Sub-strategies; the Adviser’s confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser’s belief in their ability to take on additional assets without undermining future International Fund performance; and the Adviser’s confidence in the robustness of their operational, back-office, trading, and compliance platforms. Each sub-adviser invests the portion of the International Fund’s assets allocated to it under the general supervision of the Adviser.

As of the date of this prospectus, the International Fund employs the following six sub-advisers to manage separate Sub-strategies that, in the Adviser’s view, complement one another: SSGA Funds Management, Inc. (“SSGA FM”), MFS Investment Management (“MFS”), Marathon Asset Management LLP (“Marathon-London”), Acadian Asset Management LLC (“Acadian”), Sprucegrove Investment Management Ltd. (“Sprucegrove”) and William Blair Investment Management, LLC ("William Blair"). The Adviser seeks, through its allocation among Sub-strategies, to outperform the International Fund’s benchmark with a similar level of risk. Each of the seven Sub-strategies is described below:

Passive International Equity: SSGA FM manages the portion of the International Fund’s assets allocated to the Passive International Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the MSCI World ex-US Index. The MSCI World ex-US Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 22 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S.

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy’s assets in securities of companies included in the MSCI World ex-US Index, including depositary receipts of such companies, and futures contracts that are designed to track the MSCI World ex-US Index. SSGA FM does not manage the Sub-strategy’s assets according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, SSGA FM utilizes a “passive” investment approach, attempting to replicate the investment performance of the MSCI World ex-US Index through automated statistical analytic procedures.

SSGA FM seeks to replicate the returns of the MSCI World ex-US Index by investing in the constituent securities of the MSCI World ex-US Index in approximately their MSCI World ex-US Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the MSCI World ex-US Index in proportions expected to replicate generally the performance of the MSCI World ex-US Index as a whole. In addition, from time to time, stocks are added to or removed from the MSCI World ex-US Index.

SSGA FM may sell stocks that are represented in the MSCI World ex-US Index, or purchase stocks that are not yet represented in the MSCI World ex-US Index, in anticipation of their removal from or addition to the MSCI World ex-US Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the MSCI World ex-US Index. SSGA FM might do so in order to increase the International Fund’s investment exposure pending investment of cash in the stocks comprising the MSCI World ex-US Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the MSCI World ex-US Index in situations where it intends to sell a portion of the stocks in the International

54

Fund’s portfolio but the sale has not yet been completed. SSGA FM may also enter into forward foreign currency exchange contracts in an attempt to match the MSCI World ex-US Index’s currency exposures.

Passive International Small Cap Equity: SSGA FM manages the portion of the International Fund’s assets allocated to the Passive International Small Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the MSCI World ex-US Small Cap Index. The MSCI World ex-US Small Cap Index is a free float-adjusted equity index which captures small cap representation across 22 developed market countries around the world, excluding the U.S.

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy’s assets in securities of companies included in the MSCI World ex-US Small Cap Index, including depositary receipts or U.S. listed shares of such companies, and futures contracts that are designed to track indices similar to the MSCI World ex-US Small Cap Index.

SSGA FM seeks to replicate the returns of the MSCI World ex-US Small Cap Index by investing in the constituent securities of the MSCI World ex-US Small Cap Index in approximately their MSCI World ex-US Small Cap Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the MSCI World ex-US Small Cap Index in proportions expected to replicate generally the performance of the MSCI World ex-US Small Cap Index as a whole. In addition, from time to time, stocks are added to or removed from the MSCI World ex-US Small Cap Index.

SSGA FM may sell stocks that are represented in the MSCI World ex-US Small Cap Index, or purchase stocks that are not yet represented in the MSCI World ex-US Small Cap Index, in anticipation of their removal from or addition to the MSCI World ex-US Small Cap Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the MSCI World ex-US Small Cap Index. SSGA FM might do so in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the MSCI World ex-US Small Cap Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the MSCI World ex-US Small Cap Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed. SSGA FM may also enter into forward foreign currency exchange contracts in an attempt to match the MSCI World ex-US Small Cap Index’s currency exposures.

Active International Equity #1: MFS manages the portion of the International Fund’s assets allocated to the Active International Equity #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI EAFE Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 21 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Under normal circumstances, MFS will seek to invest a substantial portion of the Sub-strategy’s assets in common stocks issued by companies in the MSCI All Country World ex-US Index (the “MSCI ACWI ex-US Index”) and depositary receipts comprised of such common stock, including companies in emerging markets. MFS may invest a significant percentage of the Sub-strategy’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Sub-strategy, MFS is not constrained to any particular investment style. MFS may invest the Sub-strategy’s assets in the securities of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the securities of companies

55

it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS uses an active bottom-up approach to buying and selling investments for the Sub-strategy. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors that MFS may consider include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

MFS may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.

Active International Equity #2: Marathon-London manages the portion of the International Fund’s assets allocated to the Active International Equity #2 Sub-strategy. The primary objective for the Sub-strategy is to generate a rate of return that exceeds that of the MSCI ACWI ex-US Index (net of dividends and withholding taxes) over a full market cycle (net of all fees and expenses). No assurances can be given that this objective will be achieved. The MSCI ACWI ex-US Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 46 developed market and emerging market countries. It is designed to be a broad measure of the performance of world equity markets excluding the U.S.

Under normal circumstances, Marathon-London will seek to invest the Sub-strategy’s assets in the common stocks of foreign companies in the MSCI ACWI ex-US Index, including companies in emerging markets. Marathon-London may also purchase forward currency contracts for hedging purposes.

Marathon-London’s investment philosophy is based on its “capital cycle” approach to investment. The central idea of capital cycle investing is the observation that competition, unless restricted by some barrier, will increase in industries where return on investment is high. In turn, in Marathon-London’s view, this increased competition is likely to cause the average return on investment for that industry to decline. Marathon-London believes that, in contrast, competition is likely to decrease in industries where the return on investment falls below the cost of capital - eventually leading to increased returns on investment. In addition, Marathon-London believes that the assessment of management and how management responds to incentives and the forces of the capital cycle is critical to the performance of the company’s stock.

This investment philosophy guides Marathon-London to invest in stocks in industries where consolidation has occurred and return on investment is expected to rise and/or where barriers to entry exist that may allow elevated return on investment to persist for longer than the market expects. The investment philosophy is intrinsically contrarian. Given the long-term nature of the capital cycle, Marathon-London’s investment ideas generally require, by industry standards, long stock holding periods.

Marathon-London may sell a security when it has reached its estimated target price (based on Marathon-London’s valuation work) or when there is a material shift in the capital cycle, deterioration in anticipated return on invested capital, a shift in management's attitude toward shareholders, outperformance relative to a sector or market, or if further information or analysis reveals the original rationale to be flawed.

Active International Equity #3: Sprucegrove Investment Management Ltd. (“Sprucegrove”) manages the portion of the International Fund’s assets allocated to the Active International Equity #3 Sub-strategy. The primary objective for the Sub-strategy is to generate a rate of return that exceeds that of the MSCI EAFE

56

Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 21 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Under normal circumstances, Sprucegrove will seek to invest the Sub-strategy’s assets in a diversified portfolio of common stocks of foreign companies, including companies in emerging markets, that Sprucegrove believes have the potential for long-term capital appreciation.

In selecting investments for the Sub-strategy, Sprucegrove emphasizes a “value” investment style, investing in companies that Sprucegrove believes have a history of above average financial performance, secure financial position, reputable management, and growth opportunity in terms of sales, earnings, and share price. Sprucegrove selects individual securities using a bottom-up, research driven approach. Country and sector allocation result from Sprucegrove’s stock-selection process.

Sprucegrove considers selling a security when its price has appreciated above what Sprucegrove believes the security is worth or when the company’s quality has deteriorated according to Sprucegrove’s assessment.

Active Emerging Markets Equity #1: Acadian manages the portion of the International Fund’s assets allocated to the Active Emerging Markets Equity #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI Emerging Markets Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 24 emerging market countries. It is designed to be a broad measure of emerging market equity performance.

Under normal circumstances, Acadian will seek to invest the Sub-strategy’s assets in stocks of foreign companies and depositary receipts. Acadian intends to invest primarily in the securities of foreign companies located in emerging markets, which Acadian considers to be companies that:

•	Have their principal securities trading market in an emerging market country;
•	Alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging market countries; or
•	Are organized under the laws of, and have a principal office in, an emerging market country.

Acadian considers an “emerging market country” to be any country in the MSCI Emerging Markets Index. Acadian intends to focus the Sub-strategy’s investments in those emerging market countries that it believes have developing economies and where the markets are becoming more sophisticated, including some or all of the following: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates.

As markets in other countries develop, Acadian expects to expand and further diversify the emerging market countries in which it invests. Acadian may also invest in securities of companies located in industrialized countries.

In selecting investments for the Sub-strategy, Acadian pursues an active, disciplined investment approach that forecasts returns for markets and securities using a range of quantitative factors related to valuation, earnings, quality, price patterns, economic data and risk. Buy and sell decisions are made objectively and driven by changes in expected returns on investments. In making buy and sell decisions, Acadian analyzes

57

the risk and expected return characteristics of the portfolio’s current holdings as compared to the entire investment universe. Pursuant to its investment strategies, Acadian may buy and sell securities frequently.

Given Acadian’s objective, systematic investment process, less attractive securities are discarded from the portfolio while more attractive securities are added, provided that the cost of the purchase and sale of such securities do not exceed the expected value added to the portfolio of such investment decisions.

Active Emerging Markets Equity #2: William Blair Investment Management, LLC (“William Blair”) manages a portion of the Fund’s assets allocated to the Active Emerging Markets Equity #2 Sub-strategy. The primary objective for the Sub-strategy is to outperform the MSCI Emerging Markets Index consistently over time. No assurances can be given that this objective will be achieved. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 24 emerging market countries. It is designed to be a broad measure of emerging market equity performance.

Under normal circumstances, William Blair will seek to invest the Sub-strategy’s assets in emerging markets securities. William Blair intends to invest primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by emerging market companies of all sizes, that William Blair believes have above-average growth, profitability and quality characteristics. William Blair will seek investment opportunities in companies at different stages of development, ranging from large, well-established companies to smaller companies at earlier stages of development, that are leaders in their country, industry or globally in terms of products, services or execution. William Blair considers emerging market companies to be companies organized under the laws of an emerging market country or that have securities traded principally on an exchange or over-the-counter in an emerging market country. For purposes of the Sub-Strategy, emerging markets currently include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. The Sub-Strategy’s investments are normally allocated among at least six different countries and no more than 50% of the Sub-strategy’s equity holdings may be invested in securities of issuers in one country at any given time.

In choosing investments, William Blair will perform fundamental company analysis and will focus on stock selection. William Blair generally seeks equity securities, including common stocks, of emerging market companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth at reasonable valuation levels will be the primary focus. Stock selection will take into account both local and global comparisons.

William Blair will vary the sector and geographic diversification based upon William Blair’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, William Blair will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

58

Fixed Income Fund

Under normal circumstances, the Fixed Income Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities. For purposes of the Fixed Income Fund’s 80% policy, fixed income securities consist of corporate bonds issued by U.S. and foreign companies; residential and commercial mortgage-backed securities and other asset-backed securities consisting of credit card loans and auto loans; mortgage dollar rolls; debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations; taxable municipal securities; commercial paper issued by U.S. and foreign companies; convertible bonds; senior, second lien and subordinated floating rate loans; floating rate debt securities; and derivatives with economic characteristics similar to fixed income securities. The Fixed Income Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. The Fixed Income Fund intends to invest more than 25% of its net assets in U.S. government securities. The Fixed Income Fund principally invests in securities issued by domestic and foreign issuers. Callan LLC (the "Adviser"), the Fixed Income Fund's investment adviser, considers domestic issuers to be those that: (i) have their principal securities trading market in the U.S.; (ii) alone or on a consolidated basis derive 50% or more of their annual revenue from goods produced, sales made or services performed in the U.S.; (iii) have at least 50% of their assets located in the U.S., (iv) are organized under the laws of, and have a principal office in, the U.S., or (v) are included in an index of U.S. securities by a recognized index provider. The Adviser considers all other issuers to be foreign issuers.

The Fixed Income Fund may invest in both investment-grade and high yield securities (also known as “junk bonds”). Investment grade securities are generally considered to be those rated Baa3 or better by Moody’s Investor Services, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”). High yield securities are those securities rated C through Ba1 by Moody’s or equivalently rated by S&P and Fitch, which are lower than investment grade. The Fixed Income Fund may invest in high yield securities of any credit rating. The Fixed Income Fund may also invest in unrated securities which are determined by the Adviser or a sub-adviser, as appropriate, to be of comparable quality. The Fund may invest in fixed income securities of any maturity or duration.

The Fixed Income Fund uses a “multi-manager” approach, whereby the Adviser allocates the Fixed Income Fund’s assets among a number of sub-advisers with differing investment philosophies and strategies (each, a “Sub-strategy”). The Adviser determines the target Sub-strategy allocation for the Fixed Income Fund, identifies sub-advisers to manage the Fixed Income Fund’s assets according to those Sub-strategies, and allocates Fixed Income Fund assets among sub-advisers to maintain the Fixed Income Fund’s target Sub-strategy allocation. Each sub-adviser invests the portion of the Fixed Income Fund’s assets allocated to it under the general supervision of the Adviser.

Sub-advisers generally are selected and retained based on: the Adviser’s view regarding their expected contribution to excess return; their performance in managing the Fixed Income Fund’s assets pursuant to their respective Sub-strategies; the Adviser’s confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser’s belief in their ability to take on additional assets without undermining future Fixed Income Fund performance; and the Adviser’s confidence in the robustness of their operational, back-office, trading, and compliance platforms.

As of the date of this prospectus, the Fixed Income Fund employs the following four sub-advisers to each manage a separate Sub-strategy that, in the Adviser’s view, complements the other Sub-strategies: SSGA Funds Management, Inc. (“SSGA FM”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”), Payden & Rygel, and Credit Suisse Asset Management, LLC (“Credit Suisse”). The Adviser seeks, through its allocation

59

among Sub-strategies, to outperform the Fixed Income Fund’s benchmark with a similar level of risk. Each of the four Sub-strategies is described below:

Passive Fixed Income: SSGA Funds Management, Inc. (“SSGA FM”) manages the portion of the Fixed Income Fund’s assets allocated to the Passive Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based market-weighted benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”).

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy’s assets in securities that are included in the Bloomberg Barclays U.S. Aggregate Bond Index.

SSGA FM will employ a stratified sampling approach to build a portfolio whose broad characteristics, including duration, yield, credit quality, and sector weights, match those of the Bloomberg Barclays U.S. Aggregate Bond Index. This strategy is commonly referred to as an indexing strategy. The Sub-strategy’s portfolio securities may differ from those of the Bloomberg Barclays U.S. Aggregate Bond Index, and the Sub-strategy may not track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Sub-strategy, and differences between how and when the Sub-strategy and the Bloomberg Barclays U.S. Aggregate Bond Index are valued. SSGA FM may sell a security pursuant to changes in the Bloomberg Barclays U.S. Aggregate Bond Index composition and for routine portfolio rebalancing.

Active Core Fixed Income: Loomis Sayles manages the portion of the Fixed Income Fund’s assets allocated to the Active Core Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Bloomberg Barclays U.S. Aggregate Bond Index consistently over time. No assurances can be given that this objective will be achieved. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based market-weighted benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

Under normal circumstances, Loomis Sayles seeks to invest the Sub-strategy’s assets in the following U.S. dollar-denominated, investment grade, fixed income securities: debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, corporate bonds issued by U.S. and foreign companies, taxable municipal securities, residential and commercial mortgage-backed securities and other asset-backed securities consisting of credit card loans and auto loans, and mortgage dollar rolls. In pursuing the Fixed Income Fund’s investment objective, Loomis Sayles seeks to outperform the Bloomberg Barclays U.S. Aggregate Bond Index consistently over time while maintaining a level of risk close to that of the Index. The Bloomberg Barclays U.S. Aggregate Bond Index is well known and reflects the government, mortgage and corporate markets that make up the largest portion of Loomis Sayles’ investment grade bond universe.

In Loomis Sayles’ view, the fixed income markets are inefficient, often mispricing risk and overreacting to news and corporate and market events, as well as technical supply and demand factors. Loomis Sayles believes that these inefficiencies may provide effective active investors with opportunities to generate risk-adjusted performance in excess of the benchmark.

60

Loomis Sayles’ investment philosophy focuses on research-driven, relative value investing on a risk-adjusted basis, adding value primarily through security selection while continually managing risk in the portfolio. Duration is typically kept within 10% of the Bloomberg Barclays U.S. Aggregate Bond Index. The investment strategy has a bias for bonds that are liquid, or can be traded readily in the markets. The portfolio may include up to 5% of its value in bonds whose credit quality is rated below investment grade, although Loomis Sayles typically views these bonds as having similar credit quality to investment grade. Typically, Loomis Sayles will sell a security when it reaches its target level of valuation, there has been a change in fundamental credit quality that is not reflected in the current price, or Loomis Sayles is trimming overall risk in the portfolio.

Emerging Markets Fixed Income: Payden & Rygel manages the portion of the Fixed Income Fund’s assets allocated to the Emerging Markets Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to out-perform the JP Morgan Global Diversified Emerging Markets Bond Index (the “JPM EMBI Index”) consistently over time. No assurances can be given that this objective will be achieved. The JPM EMBI Index tracks total returns for traded external debt instruments from emerging market countries including Brady Bonds, loans, and Eurobonds with an outstanding face value of at least $500 million. It is designed to be a broad measure of the performance of the emerging market debt market.

Under normal circumstances, Payden & Rygel seeks to invest the Sub-strategy’s assets in a wide variety of fixed income instruments and income-producing securities, including: (1) debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; and (3) convertible bonds and preferred stock.

Under normal market conditions, Payden & Rygel intends to invest a substantial portion of the Sub-strategy’s assets in the above fixed income instruments and income-producing securities issued by issuers organized or headquartered in emerging market countries. Payden & Rygel considers an emerging market country to be a country which the World Bank, the International Finance Corporation, the United Nations or another third party organization defines as having an emerging or developing economy. Payden & Rygel may invest up to 20% of the Sub-strategy’s assets in other debt securities and similar debt instruments, including those of issuers located in countries with developed securities markets.

Under normal market conditions, Payden & Rygel intends to invest a substantial portion of the Sub-strategy’s assets in debt securities that are rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden & Rygel determines to be of comparable quality.

A majority of the debt securities in which Payden & Rygel invests are payable in U.S. dollars. However, Payden & Rygel may also invest in debt securities payable in foreign currencies, and may hedge this foreign currency exposure to the U.S. dollar. Payden & Rygel may invest the Sub-strategy’s assets in debt securities of any maturity, and there is no limit on the Sub-strategy’s minimum or maximum average portfolio maturity.

Payden & Rygel utilizes a top-down process focusing on sovereign risk analysis followed by bottom-up security selection, analyzing the universe of emerging market debt instruments including hard and local currencies. Payden & Rygel targets countries that are identified through extensive analysis of their macroeconomic variables, sovereign credit ratios, political stability, and the quality of the country’s business environment. Sovereign risk analysis is based on fundamental country research and quantitative analysis of

61

macroeconomic data. Security selection includes quantitative analysis of yield curves and spread relationships, as well as fundamental credit research conducted by a dedicated team of global credit analysts. Components of Payden’s bottom-up security selection process include:

•	External debt: Sovereign cash bond yield curve analysis (dollar and euro), inter-country spread relationships, corporate cash bond yield curve analysis, and fundamental corporate research (investment grade and high yield).

•	Local markets: Analysis of current and historic curve shapes, and the relative yields implied by investing in the various instruments that can be used in any one country (nominal cash bonds, inflation-linked cash bonds, corporate bonds, interest rate swaps and currency forwards).

Payden & Rygel may also buy the following derivatives: interest rate swaps, securities index swaps, credit default swaps, credit-linked notes, currency swaps, structured notes, futures contracts and forward contracts. In addition, it may sell credit default swaps. Interest rate swaps may be used to hedge positions and to enhance returns, while securities index swaps, credit default swaps, credit-linked notes, currency swaps, structured notes, futures contracts and forward contracts may be used primarily to enhance Fixed Income Fund returns and manage overall risk.

Payden & Rygel’s risk exposures, each country’s economic/political fundamentals, and all corporate bond positions are continually monitored; any change in Payden & Rygel’s view of a position’s fundamentals or relative value can lead to a decision to sell the position.

Active Senior Loans: Credit Suisse manages the portion of the Fund’s assets allocated to the Active Senior Loans Sub-strategy. The primary objective for the Sub-strategy is to out-perform the S&P/LSTA Leveraged Loan Index over a full market cycle. No assurances can be given that this objective will be achieved. The S&P/LSTA Leveraged Loan Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Loans held in the index must be senior secured, have a minimum initial term of one year and a minimum initial spread of 125 basis points over LIBOR, be U.S. dollar denominated and have a par amount outstanding of $50 million or greater.

Under normal market conditions, Credit Suisse will seek to invest the Sub-strategy’s assets primarily in fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody’s and BB or lower by S&P), or, if unrated, are deemed by Credit Suisse to be of comparable quality. Securities rated Ba or lower by Moody’s and BB or lower by S&P are commonly considered the equivalent of “junk bonds”. The high yield, fixed income securities in which the Fund will invest will consist entirely of senior secured floating rate loans (“Senior Loans”) issued by non-investment-grade companies and principally include floating rate loans and notes, high yield corporate bonds and notes, convertible bonds and preferred stocks and equity securities when acquired as a unit with fixed income securities or in a restructuring of fixed income securities. Senior Loans typically are secured by specific collateral of the issuer and hold the most senior position in the issuer’s capital structure. The interest rate on Senior Loans is adjusted periodically to a recognized base rate, typically the London Interbank Offered Rate (LIBOR). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the Fund invests have below-investment-grade credit ratings and therefore are considered speculative because of the significant credit risk of their issuers. Credit Suisse may invest up to 30% of the Sub-strategy’s assets in securities of non-U.S. issuers. Credit Suisse seeks to moderate risk by investing in a diversified portfolio of issuers across a variety of industry sectors. Investments are selected for the Fund based on an analysis of individual issuers and the general business conditions affecting them. The Fund will generally not invest in instruments rated at the time of investment in the lowest rating categories (Ca or

62

below for Moody’s and CC or below for S&P) but may continue to hold securities which are subsequently downgraded. However, it has authority to invest in securities rated as low as C and D by Moody’s and S&P, respectively.

The Fund may purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests, or can buy a participation in a loan. Loan participations typically represent indirect participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.

In choosing investments, Credit Suisse’s portfolio managers:

•	continually analyze individual companies, including their financial condition, cash flow and borrowing requirements, value of assets in relation to cost, strength of management, responsiveness to business conditions, credit standing and anticipated results of operations

•	analyze business conditions affecting investments, including
◦	changes in economic activity and interest rates
◦	availability of new investment opportunities
◦	economic outlook for specific industries

•	seek to moderate risk by investing among a variety of industry sectors and issuers

Credit Suisse’s portfolio managers may sell investments for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments or other cash equivalents that would not ordinarily be consistent with its investment objective. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will do so only if the Adviser believes that the risk of loss outweighs the opportunity to pursue its investment objective.

This prospectus describes the Funds’ principal investment strategies and risks, and the Funds will normally invest in the types of securities described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in the SAI (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that a Fund will achieve its investment goal.

The Funds’ Principal Risks

Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goals. The Adviser and the sub-advisers’ judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment managers do, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These

63

price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Allocation Risk (All Funds) – Pursuant to its investment objective, each Fund’s assets will be allocated to various Sub-strategies. Depending on the investment program of a particular Sub-strategy and its sub-adviser, the Sub-strategy may invest in a wide range of investments ranging from stocks and corporate bonds issued by domestic and foreign companies of all sizes in diverse industries, government bonds from developed and emerging countries, other fixed and floating rate debt securities and derivatives, among other investments. Further, each Sub-strategy may be managed pursuant to a particular investment style, such as growth, value or indexing. Given the various investment styles it can choose from in determining which Sub-strategies to which to allocate a Fund’s assets, and the wide scope of the many investments a sub-adviser can make for a particular Sub-strategy, the Adviser could be wrong in determining the combination of investments, Sub-strategies or sub-advisers that produce good returns under changing market conditions. The Funds could miss attractive investment opportunities if the Adviser underweights allocations to Sub-strategies that invest in markets that subsequently experience significant returns and could lose value if the Adviser overweights allocations to Sub-strategies that invest in markets that subsequently experience significant declines.

Asset-Backed Securities Risk (Fixed Income Fund) — Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations. Repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed below. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Below Investment Grade Securities (Junk Bonds) Risk (Fixed Income Fund) — Below investment grade securities (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, they tend to offer higher returns.

Common Stock Risk (Large Cap Fund, Small Cap Fund and International Fund) — The price of common stocks may fall over short or extended periods of time. Common stock prices are sensitive to general movements in the equity markets, and a drop in the equity markets may cause the price of common stocks

64

held by the Fund to decrease in value. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of common stock issued by such companies may suffer a decline in response. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

Convertible Securities and Preferred Stocks Risk (Large Cap Fund, International Fund and Fixed Income Fund) — Convertible securities are bonds, debentures, notes or preferred stock that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (junk bonds) or are not rated and are subject to credit risk and prepayment risk, which are discussed below.

Corporate Fixed Income Securities Risk (Fixed Income Fund) — Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers’ sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Credit-Linked Notes Risk (Fixed Income Fund) — Credit-linked securities typically are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referenced creditor defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event. The Fund’s investments in credit-linked notes are indirectly subject to the risks associated with derivative instruments, which are described below, and may be illiquid.

Credit Risk (Fixed Income Fund) — Credit risk is the risk that a decline in the credit quality of an investment could cause the Fund to lose money. The Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its

65

obligations. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Currency Risk (International Fund and Fixed Income Fund) — Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Passive investment in currencies may subject a Fund to additional risks and the value of the Fund’s investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in equity securities.

Depositary Receipts Risk (Large Cap Fund and International Fund) — American Depositary Receipts (ADRs) are dollar-denominated depositary receipts typically issued by a U.S. financial institution that evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. Global Depositary Receipts (GDRs) are similar to ADRs but represent shares of foreign-based corporations generally issued by international banks in one or more markets around the world. ADRs and GDRs are subject to the risks associated with investing directly in foreign securities, which are described below. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading markets and GDRs, many of which represent shares issued by companies in emerging markets, may be more volatile. Depositary receipts may be sponsored or unsponsored. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

Derivatives Risk (All Funds) – Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts, credit-linked notes and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by a Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for a Fund to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to a Fund will cause the value of an investment in the Fund to decrease. Credit-Linked Notes Risk is discussed in further detail above, and Forward Contracts Risk, Futures Risk, and Swap Agreements Risk are each discussed in further detail below.

Exchange-Traded Funds (“ETFs”) Risk (Large Cap Fund) – ETFs are investment companies whose shares are bought and sold on a securities exchange. The risks of owning shares of an ETF generally reflect the

66

same risks as owning the underlying securities that the ETF is designed to track. Supply and demand for shares of an ETF or market disruptions may cause the ETF to trade at a premium or discount to the net asset value of its investments. By investing in an ETF, the Fund indirectly bears the proportionate share of any fees and expenses of the ETF in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund’s operations.

Extension Risk (Fixed Income Fund) — Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.

Fixed Income Market Risk (Fixed Income Fund) — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Current market conditions may pose heightened risks for the Fund. While interest rates in the U.S. are at, or near, historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk (Large Cap Fund, International Fund and Fixed Income Fund) — Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign issuers may not be registered with the SEC and foreign issuers are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio.

An emerging market country is any country determined by a Fund’s sub-adviser to have an emerging market economy. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such

67

countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Foreign Sovereign Debt Securities Risk (Fixed Income Fund) — The risk that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there may be no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Forward Contracts Risk (International Fund and Fixed Income Fund) — A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund’s account. Risks associated with forwards may include: (i) leverage risk; (ii) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (iii) an illiquid market for forwards; (iv) difficulty in obtaining an accurate value for the forwards; and (v) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forward contracts are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section. Forward currency contracts are also subject to currency risk, which is described elsewhere in this section.

Futures Contracts Risk (All Funds) — Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Growth Investing Risk (Large Cap Fund, Small Cap Fund and International Fund) — The Funds may invest in securities of companies that the Adviser or a sub-adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer. In addition, these may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

68

Interest Rate Risk (Fixed Income Fund) — Interest rate risk is the risk that the Fund’s yields will decline due to falling interest rates. A rise in interest rates typically causes a fall in values of fixed income securities, including U.S. Government securities, in which the Fund invests, while a fall in interest rates typically causes a rise in values of such securities.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of three means the price of a debt security will change about 3% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

Investment in Europe Risk (International Fund) — The Fund may invest in securities of European issuers. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the EU or debt restructuring. Assistance given to an EU member state may be dependent on a country’s implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events may adversely affect the economic and market environment in Europe, which in turn may adversely affect the price or liquidity of high yield securities issued by European issuers and therefore may adversely affect the Fund and its investments in such securities.

In June 2016, the United Kingdom voted in an advisory referendum to leave the EU.  The precise timeframe, details and the resulting impact of the United Kingdom’s vote to leave the EU, commonly referred to as “Brexit,” are uncertain. The United Kingdom’s economy may be adversely affected and the severity likely will depend on the nature of trade relations with the EU following its exit, which is a matter to be negotiated. There has been increased volatility experienced in the wake of the decision, including in various currencies, which may be sustained for some period of time and may have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time.

Investment in Japan Risk (International Fund) — The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis.

Investment Style Risk (All Funds) — Investment style risk is the risk that a Fund’s investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as whole.

Large Capitalization Companies Risk (Large Cap Fund and International Fund) — If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk (All Funds) — A Fund’s investment in futures contracts, forward contracts and swaps may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund’s

69

share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk (All Funds) — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market Risk (All Funds) — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.

Model and Data Risk (Large Cap Fund) – Quantitative models and information, and data supplied by third parties (“Models and Data”), are used to construct sets of transactions and investments, and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Fund may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. The Fund bears the risk that the quantitative models used will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

Some of the models used for the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future.

Mortgage-Backed Securities Risk (Fixed Income Fund) — Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-

70

backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund’s mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

The privately issued mortgage-backed securities in which the Fund invests may not be issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Government. However, with respect to these mortgage-backed securities, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.

Mortgage Dollar Rolls Risk (Fixed Income Fund) — The Fund may invest in mortgage dollar rolls, which are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on such securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, the Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Multi-Manager Risk (All Funds) — The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund’s assets among sub-advisers to enhance the return that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

Municipal Securities Risk (Fixed Income Fund) — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund's holdings. As a result, the Fund will be more susceptible to factors which

71

adversely affect issuers of municipal obligations than a mutual fund which does not invest in municipal obligations to the same degree as the Fund. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Fund. Any changes in the financial condition of municipal issuers also may adversely affect the value of the Fund's securities.

Passive Sub-strategy Risk (All Funds) — Each Fund’s Sub-strategy managed by SSGA FM is not actively managed. Instead, SSGA FM attempts to track the performance of an unmanaged index of securities. This differs from an actively managed strategy, which typically seeks to outperform a benchmark index. As a result, each such Sub-strategy will hold constituent securities of its index regardless of the current or projected performance of a specific security or a particular industry or market sector, which could cause the Fund’s return to be lower than if the Sub-strategy employed an active strategy. In addition, the Sub-strategy’s return may not match or achieve a high degree of correlation with the return of its index due to expenses and transaction costs, the unavailability of securities included in the index for purchase, the timing of cash flows into and out of the Sub-strategy, and other reasons.

Portfolio Turnover Risk (Small Cap Fund and Fixed Income Fund) — Due to their investment strategies, the Funds may buy and sell securities frequently. Such strategies often involve higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Funds. Shareholders may pay tax on such capital gains.

Prepayment Risk (Fixed Income Fund) — The Fund’s investments in fixed income securities are subject to prepayment risk. In a declining interest rate environment, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Rights and Warrants Risk (Large Cap Fund) – The holder of a right or warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the right or warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of rights and warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments. Rights and warrants pay no dividends and confer no rights other than a purchase option. If a right or warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such right or warrant.

Senior Loans/Bank Loans Risk (Fixed Income Fund) — Senior loans have the most senior position in a borrower’s capital structure or share this position with other senior debt securities of the borrower, thereby giving the senior loan holders a priority claim on all or a portion of a borrower’s assets in the event of default. Senior loans generally are negotiated between a borrower and one or more financial institution lenders which generally are represented by an agent bank responsible for negotiating the terms and conditions of the loan. The Fund may invest in senior loans by acting as one of the group of original lenders. The Fund may also participate in senior loans by purchasing assignments of portions of senior loans from third parties or by investing in participations in senior loans which are sometimes referred to as bank loans. With respect to direct loans or loans purchased by assignment, the Fund generally has a contractual relationship with the borrower and therefore direct rights against the borrower in the event of a default. With respect to participations, the Fund typically has a contractual right with the lender, generally a bank selling the participation, and therefore assumes the credit risk of the lender in addition to the credit risk of the borrower. In the event of an insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender but may not have a senior claim to the lender’s loan to the borrower. Certain senior loans, including certain participations in senior loans, may be illiquid and the Fund may not be able to sell

72

such senior loans quickly for a fair price. While a liquid secondary market for senior loans has increased over the years, particularly with respect to loans held directly, the secondary market for such instruments is not as liquid as for other types of investments. Transactions involving senior loans have significantly longer settlement periods than more traditional investments and often involve borrowers whose financial condition is troubled or highly leveraged. Loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of senior loans are generally subject to the contractual restrictions that must be satisfied before a senior loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell senior loans, may negatively impact the transaction price and/or may result in delayed settlement of senior loan transactions. In addition, the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and on the Fund’s ability to dispose of such investments quickly, particularly in response to a specific economic event or the sudden deterioration in the creditworthiness of the borrower. Additionally, in the event of an insolvency, a court could subordinate a senior loan to presently existing or future indebtedness of the borrower to take other action detrimental to the lenders.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Small and Medium Capitalization Companies Risk (Small Cap Fund and International Fund) — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Structured Notes Risk (Fixed Income Fund) — Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The fees associated with a structured note may lead to increased tracking error. The Fund also bears the risk that the issuer of the structured note will default. The Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Swap Agreements Risk (Fixed Income Fund) — Swaps are agreements whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively).

A credit default swap enables the Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic

73

stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If the Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). A credit default swap is also subject to the same factors that cause changes in the market value of the underlying asset it is attempting to replicate.

Tracking Error Risk (All Funds) — A Sub-strategy of each Fund attempts to track the performance of a benchmark index. Factors such as cash flows, Fund expenses, imperfect correlation between the Sub-strategy’s investments and those of its benchmark, rounding of share prices, changes to the benchmark and regulatory policies may affect the Sub-strategy’s ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is a composite of the prices of the securities it represents, rather than an actual portfolio of those securities, an index will have no expenses. As a result, a Sub-strategy may not achieve its goal of accurately correlating to an index because a Fund will have expenses such as brokerage, custody, management fees and other operational costs. A Fund may be subject to the risk that the performance of the Sub-strategy may deviate from the benchmark index it attempts to track. If the Fund’s sub-adviser purchases only a representative portion of the securities in the benchmark index, the performance of the Sub-strategy’s portfolio of securities advised by such sub-adviser may not match that of the benchmark index. Depending on the sub-adviser’s approach and the size of the Fund, the representative sample of securities in the benchmark index that are actually held by the Sub-strategy may vary from time to time. In addition, a Fund may be subject to the risk that its investment approach, which attempts to replicate the performance of the benchmark index, may perform differently than other mutual funds that focus on particular equity market segments or invest in other asset classes.

U.S. Government Securities Risk (Fixed Income Fund) — The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

74

Valuation Risk (Fixed Income Fund) –The lack of an active trading market may make it difficult to obtain an accurate price for an instrument held by the Fund.

Value Investing Risk (Large Cap Fund, Small Cap Fund and International Fund) — Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If a sub-adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, a Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Information about Portfolio Holdings

A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI.

Investment Adviser and Portfolio Managers

Callan LLC (the “Adviser”), an independently-owned investment consulting firm founded in 1973, serves as the investment adviser to the Funds. The Adviser’s principal place of business is located at 600 Montgomery Street, Suite 800, San Francisco, CA 94111. As of December 31, 2017, the Adviser had approximately $25.8 billion in assets under management.

The Adviser has overall supervisory responsibility for the general management and investment of the Funds’ securities portfolios, and subject to review and approval by the Board of Trustees (the “Board”), sets the Funds’ overall investment strategies. For its advisory services to each Fund, the Adviser is entitled to a fee (the “Advisory Fee”) that is computed as follows: (i) the assets of each Fund will be combined with the portion of the assets of the other series of the Trust, which are offered in a different prospectus, that are invested in investment companies sponsored by third parties to determine the “Fund Asset Base” and (ii) each Fund will pay the Adviser its pro rata share of the total fee calculated by applying the following fee schedule to the Fund Asset Base:

0.05% on the first $4,000,000,000 in assets;

0.04% on assets between $4,000,000,001 and $7,000,000,000;

0.03% on assets between $7,000,000,001 and $10,000,000,000; and

0.025% on assets over $10,000,000,000.

The Advisory Fee is computed and accrued daily and paid monthly in arrears.

For the fiscal year ended December 31, 2017, each Fund paid the Adviser an Advisory Fee based on its average daily assets, at the annual rate set forth below:

Fund	Fee
KP Large Cap Equity Fund	0.05%
KP Small Cap Equity Fund	0.05%
KP International Equity Fund	0.05%
KP Fixed Income Fund	0.05%

Portfolio Managers:

75

Gregory C. Allen is the CEO, Chief Research Officer and Co-Portfolio Manager of the Adviser. Mr. Allen has been with the Adviser for 29 years and has 29 years of investment industry experience.

Ivan "Butch" Cliff, CFA, is an Executive Vice President and Director of Investment Research and Co-Portfolio Manager of the Adviser. Mr. Cliff has been with the Adviser for 28 years and has 30 years of investment industry experience.

Mark Andersen, is a Senior Vice President and Co-Portfolio Manager of the Adviser. Mr. Andersen has been with the Adviser for 11 years and has 21 years of investment industry experience.

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement is available in the Funds’ Annual Report dated December 31, 2017, which covers the period from January 1, 2017 through December 31, 2017.

Investment Sub-Advisers and Portfolio Managers

Manager-of-Managers Structure: The Adviser acts as the manager of managers of the Funds and is responsible for the investment performance of the Funds, since it allocates each Fund’s assets to the sub-advisers and recommends hiring or changing sub-advisers to the Board. The “manager of managers” structure enables the Funds to operate with greater efficiency by not incurring the expenses and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit the investment advisory fees paid by the Funds to the Adviser to be increased or the Adviser’s obligations under the Funds’ investment advisory agreement, including the Adviser’s responsibility to monitor and oversee the sub-advisory services furnished to each Fund, to be materially changed without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of a Fund or the Adviser, except for sub-advisory agreements with a direct or indirect wholly-owned subsidiary of the Adviser or any future parent company of the Adviser (a “Wholly-Owned Sub-adviser”), require shareholder approval. The Adviser has ultimate responsibility (subject to oversight by the Board) to oversee the sub-advisers and recommend their hiring, termination, and replacement.

Multi-Manager Exemptive Order: The Funds and the Adviser have obtained an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits the Adviser, subject to certain conditions, to select new sub-advisers, including Wholly-Owned Sub-advisers, with the approval of the Board but without obtaining shareholder approval. Any change to a sub-advisory agreement that would result in an increase in the total management and advisory fees payable by a Fund is required to be approved by the shareholders of that Fund. The order also permits the Adviser to materially change the terms of agreements with the sub-advisers or to continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services. The order also permits each Fund to disclose the fees paid to its sub-advisers only in the aggregate in its registration statement. This arrangement has been approved by the Board and each Fund’s initial shareholder. Within 90 days of the retention of a new sub-adviser for a Fund, shareholders of the Fund will receive notification of the change.

Information on Sub-Advisory Fees and Total Management Fees: In addition to the fee payable by each Fund to the Adviser, each Fund pays fees to its sub-advisers. For each Fund, each sub-adviser receives a fee based on a specified percentage of the portion of the Fund’s assets allocated to the sub-adviser. The total management fees shown in each Fund’s fee table (in the summary section of this prospectus) are computed by summing (i) the aggregate fees paid to the sub-advisers and (ii) the fee paid to the Adviser, each during the Fund’s most recently completed fiscal year.  Asset allocations and fees payable to a Fund’s sub-advisers may vary

76

and, consequently, the total management fees payable will fluctuate and may be higher or lower than that shown in a Fund’s fee table.  The fees payable to each sub-adviser and the Adviser are computed daily and paid monthly.

Sub-Advisers and Portfolio Managers

The Adviser has entered into a sub-advisory agreement with each of its sub-advisers. Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the sub-advisers for compliance with each Fund’s investment objective, policies, strategies and restrictions, and monitors each sub-adviser’s adherence to its investment style.

A discussion regarding the basis of the Board’s approval of the investment sub-advisory agreements between the Adviser and the respective sub-advisers, except with respect to Credit Suisse and Sprucegrove, is available in the Funds’ Annual Report dated December 31, 2017, which covers the period from January 1, 2017 through December 31, 2017. A discussion regarding the basis of the Board’s approval of the investment sub-advisory agreement between the Adviser and Credit Suisse will be available in the Funds’ Semi-Annual Report dated June 30, 2018, which covers the period from January 1, 2018 through June 30, 2018. A discussion regarding the basis of the Board’s approval of the investment sub-advisory agreement between the Adviser and Sprucegrove is available in the Funds’ Semi-Annual Report dated June 30, 2017, which covers the period from January 1, 2017 through June 30, 2017.

The following provides additional information about each sub-adviser and the portfolio managers who are responsible for the day-to-day management of each sub-adviser’s allocation.

KP Large Cap Equity Fund

AQR Capital Management, LLC, Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as investment sub-adviser to a portion of the assets of the KP Large Cap Equity Fund. As of December 31, 2017, AQR had approximately $224 billion in assets under management.

Portfolio Managers:

Michele L. Aghassi, Ph.D., Principal and Portfolio Manager, has managed the portion of the Fund’s assets allocated to AQR since 2015. Dr. Aghassi has been with AQR for 12 years and has 20 years of investment industry experience.

Andrea Frazzini, Ph.D., M.S., Principal and Portfolio Manager, has managed the portion of the Fund’s assets allocated to AQR since 2015. Dr. Frazzini has been with AQR for 9 years and has 13 years of investment industry experience.

Jacques A. Friedman, M.S., Principal and Portfolio Manager, has managed the portion of the Fund’s assets allocated to AQR since 2015. Mr. Friedman has been with AQR for 20 years and has 22 years of investment industry experience.

MFS Investment Management, 111 Huntington Avenue, Boston, Massachusetts 02199, serves as investment sub-adviser to a portion of the assets of the KP Large Cap Equity Fund. As of December 31, 2017, MFS had approximately $491 billion in assets under management.

Portfolio Managers:

77

Nevin Chitkara, Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to MFS since the Fund’s inception in 2014. Mr. Chitkara has been with MFS for 20 years and has 25 years of investment industry experience.

Steven Gorham, CFA, Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to MFS since the Fund’s inception in 2014. Mr. Gorham has been with MFS for 28 years and has 28 years of investment industry experience.

PanAgora Asset Management, Inc., 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02210, serves as investment sub-adviser to a portion of the assets of the KP Large Cap Equity Fund. As of December 31, 2017, PanAgora had approximately $53.91 billion in assets under management.

Portfolio Managers:

George D. Mussalli, CFA, Chief Investment Officer and Head of Research, Equity, has managed the portion of the Fund’s assets allocated to PanAgora since 2015. Mr. Mussalli has been with PanAgora for 18 years and has 22 years of investment industry experience.

Jaime Lee, Ph.D., Director – Dynamic Equity Team and Portfolio Manager, has managed the portion of the Fund’s assets allocated to PanAgora since 2015. Dr. Lee has been with PanAgora for 2 years and has 14 years of investment industry experience.

Oleg Nusinzon, CFA, Director – Dynamic Equity Team and Portfolio Manager, has managed the portion of the Fund’s assets allocated to PanAgora since 2015. Mr. Nusinzon has been with PanAgora for 8 years and has 20 years of investment industry experience.

SSGA Funds Management, Inc., One Iron Street, Boston, Massachusetts 02210, serves as investment sub-adviser to a portion of the assets of the KP Large Cap Equity Fund. As of December 31, 2017, SSGA FM had approximately $476.45 billion in assets under management.

Portfolio Managers:

Michael Feehily, CFA, is a Senior Managing Director of SSGA and the Head of Global Equity Beta Solutions in the Americas. He is also a member of the Senior Leadership Team and is a voting member on the firm's Trade Management Oversight Committee and the North America Product Committee. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets, LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. He began his career at State Street within the Global Services division in 1992. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. He received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst (CFA) designation. Mr. Feehily is a member of the CFA Institute and CFA Society Boston, Inc. He is also a former member of the Russell Index Client Advisory Board.

Michael Finocchi is a Principal of SSGA and a Portfolio Manager in the Global Equity Beta Solutions Group. Prior to assuming his current role in March 2012, Mr. Finocchi was a senior manager in

78

Portfolio Administration responsible for the operations of funds managed by the Global Equity Beta Solutions Group. Before joining SSGA in 2005, he worked for Investors Bank & Trust as a senior tax analyst following his role in custody servicing BGI. Mr. Finocchi holds a Master of Business Administration with a concentration in Finance from Boston University's Questrom School of Business as well as a Bachelor of Arts in History and Business Studies from Providence College.

Karl Schneider, CAIA, is a Managing Director of SSGA and Deputy Head of Global Equity Beta Solutions (GEBS) in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He is also a member of the S&P Dow Jones U.S. Equities Index Advisory Panel. Prior to joining the GEBS group, Mr. Schneider worked as a portfolio manager in SSGA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.

T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, serves as investment sub-adviser to a portion of the assets of the KP Large Cap Equity Fund. As of December 31, 2017, T. Rowe Price had approximately $991.1 billion in assets under management.

Portfolio Manager:

Taymour R. Tamaddon, Lead Portfolio Manager, has managed the portion of the Fund’s assets allocated to T. Rowe Price since January 1, 2017. Mr. Tamaddon has been with T. Rowe Price for 13 years and has 14 years of investment industry experience.

Taymour Tamaddon is a vice president of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. Mr. Tamaddon is the lead portfolio manager for the US Large-Cap Growth Equity Strategy in the U.S. Equity Division. Mr. Tamaddon is a vice president and Investment Advisory Committee member of the Health Sciences, Mid-Cap Growth, New America Growth, Growth Stock, Blue Chip Growth, and Capital Appreciation Funds and the Tax-Efficient Funds, Inc. Mr. Tamaddon is also a vice president of the T. Rowe Price Institutional International Funds, Inc., and the T. Rowe Price International Funds, Inc. Mr. Tamaddon joined the firm in 2004 after serving as a summer intern with T. Rowe Price in 2003, covering the eye care industry. Prior to this, Mr. Tamaddon was employed by Amazon.com in the areas of finance and merchandising. Mr. Tamaddon was also a consultant with Booz Allen and Hamilton, specializing in the energy industry. Mr. Tamaddon earned a B.S. in applied physics, cum laude, from Cornell University. Mr. Tamaddon also holds an M.B.A. from the Tuck School of Business at Dartmouth, where he was an Edward Tuck Scholar with high distinction. Mr. Tamaddon has also earned the Chartered Financial Analyst designation.

KP Small Cap Equity Fund

Aristotle Capital Boston, LLC, 125 Summer Street, Suite 1220, Boston, MA 02110, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity Fund. As of December 31, 2017, Aristotle Boston had approximately $2.45 billion in assets under management.

Portfolio Managers:

79

David Adams, CFA, Principal, CEO and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Aristotle Boston since 2015. Mr. Adams has been with Aristotle Boston since 2014 and has over 25 years of industry experience. Prior to joining Aristotle Boston, Mr. Adams was a Managing Director and Portfolio Manager with Eagle Boston Investment Management, LLC (“Eagle Boston”) from 2006 to 2014.

John (Jack) McPherson, CFA, Principal, President and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Aristotle Boston since 2015. Mr. McPherson has been with Aristotle Boston since 2014 and has over 25 years of industry experience. Prior to joining Aristotle Boston, Mr. McPherson was a Managing Director and Portfolio Manager with Eagle Boston from 2006 to 2014.

CastleArk Management LLC, 1 North Wacker Drive, Suite 3950, Chicago, Illinois 60606, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity Fund. As of December 31, 2017, CastleArk had approximately $3.7 billion in assets under management.

Portfolio Managers:

James Stark, Vice President and Co-Portfolio Manager, has managed the portion of the Fund’s assets allocated to CastleArk since the Fund’s inception in 2014. Mr. Stark has been with CastleArk for 10 years.

Gregory Baxter, Vice President and Co-Portfolio Manager, has managed the portion of the Fund’s assets allocated to CastleArk since the Fund’s inception in 2014. Mr. Baxter has been with CastleArk for 10 years.

Columbus Circle Investors, Metro Center, One Station Place, Stamford, Connecticut 06902, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity Fund. As of December 31, 2017, CCI had approximately $5.5 billion in assets under management.

Portfolio Managers:

Christopher Corbett, CFA, Senior Vice President and Co-Portfolio Manager has managed the portion of the Fund's assets allocated to CCI since 2017. Mr. Corbett has been with CCI for 12 years and has 23 years of investment industry experience.

Clifford G. Fox, CFA, Senior Managing Director and Portfolio Manager, has managed the portion of the Fund’s assets allocated to CCI since the Fund’s inception in 2014. Mr. Fox has been with CCI for 26 years and has 36 years of investment industry experience.

Michael Iacono, CFA, Senior Managing Director and Portfolio Manager–Mid Cap, has managed the portion of the Fund’s assets allocated to CCI since the Fund’s inception in 2014. Mr. Iacono has been with CCI for 21 years and has 22 years of investment industry experience.

Katerina Wasserman, Senior Managing Director and Portfolio Manager, has managed the portion of the Fund’s assets allocated to CCI since the Fund’s inception in 2014. Ms. Wasserman has been with CCI for 18 years and has 18 years of investment industry experience.

80

DePrince Race & Zollo, Inc., 250 Park Avenue South, Suite 250, Winter Park, Florida 32789, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity Fund. As of December 31, 2017, DRZ had approximately $4.82 billion in assets under management.

Portfolio Managers:

Gregory T. Ramsby, Managing Partner and Co-Portfolio Manager, has managed the portion of the Fund’s assets allocated to DRZ since the Fund’s inception in 2014. Mr. Ramsby has been with DRZ for 22 years.

Randy A. Renfrow, CFA, Partner and Co-Portfolio Manager, has managed the portion of the Fund’s assets allocated to DRZ since the Fund’s inception in 2014. Mr. Renfrow has been with DRZ for 10 years.

Penn Capital Management Company, Inc., Navy Yard Corporate Center, 1200 Intrepid Avenue, Suite 400, Philadelphia, PA 19112, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity Fund. As of December 31, 2017, Penn Capital had approximately $3.9 billion in assets under management.

Portfolio Managers:

Richard A. Hocker, Founder, Chief Investment Officer and Chief Executive Officer, has managed the portion of the Fund’s assets allocated to Penn Capital since 2015. Mr. Hocker founded Penn Capital in 1987 and has over 40 years of industry experience.

J. Paulo Silva, CFA, Senior Managing Partner, Senior Portfolio Manager, has managed the portion of the Fund’s assets allocated to Penn Capital since 2015. Mr. Silva has been with Penn Capital for almost 16 years and has approximately 16 years of industry experience.

SSGA Funds Management, Inc., One Iron Street, Boston, Massachusetts 02210, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity Fund. As of December 31, 2017, SSGA FM had approximately $476.45 billion in assets under management.

Portfolio Managers:

Raymond Donofrio is a Vice President of SSGA and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. Mr. Donofrio is currently responsible for managing various equity index funds, with both domestic and international strategies. Prior to his current role, Mr. Donofrio was an analyst for SSGA's Strategy and Research Group within the Global ETF Group. He began his career as an associate within the Investment Operations team at SSGA, where he supported the portfolio managers of the Global Equity Beta Solutions Group, mainly focusing on international strategies. Mr. Donofrio received his Bachelor of Science in Financial Services from Bryant University and his Master of Business Administration with a concentration in Finance from Boston University’s Questrom School of Business.

Michael Feehily, CFA, is a Senior Managing Director of SSGA and the Head of Global Equity Beta Solutions in the Americas. He is also a member of the Senior Leadership Team and is a voting member on the firm's Trade Management Oversight Committee and the North America Product Committee. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global

81

Markets, LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. He began his career at State Street within the Global Services division in 1992. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. He received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst (CFA) designation. Mr. Feehily is a member of the CFA Institute and CFA Society Boston, Inc. He is also a former member of the Russell Index Client Advisory Board.

Karl Schneider, CAIA, is a Managing Director of SSGA and Deputy Head of Global Equity Beta Solutions (GEBS) in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He is also a member of the S&P Dow Jones U.S. Equities Index Advisory Panel. Prior to joining the GEBS group, Mr. Schneider worked as a portfolio manager in SSGA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.

Walthausen & Co., LLC, 2691 Route 9, Suite 102, Malta, New York 12020, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity Fund. As of December 31, 2017, Walthausen had approximately $1.365 billion in assets under management.

Portfolio Managers:

Gerard Heffernan, Portfolio Manager, has managed the portion of the Fund's assets allocated to Walthausen since 2018. Mr. Heffernan joined Walthausen in February 2018. Previously, he was a portfolio manager with Lord Abbett & Co. from 1998 to 2013 specializing in small cap value equities.

John Walthausen, Managing Director, Chief Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Walthausen since the Fund’s inception in 2014. Mr. Walthausen has been with Walthausen for 10 years.

KP International Equity Fund

Acadian Asset Management LLC, 260 Franklin Street, Boston, Massachusetts 02110, serves as investment sub-adviser to a portion of the assets of the KP International Equity Fund. As of December 31, 2017, Acadian had approximately $97.7 billion in assets under management.

Portfolio Managers:

John R. Chisholm, CFA, Executive Vice President, Co-Chief Executive Officer and Co-Chief Investment Officer, has managed the portion of the Fund’s assets allocated to Acadian since the Fund’s inception in 2014. Mr. Chisholm has been with Acadian for 31 years and has 33 years of investment industry experience.

82

Brendan Bradley, Ph.D., Senior Vice President and Co-Chief Investment Officer, has managed the portion of the Fund’s assets allocated to Acadian since the Fund’s inception in 2014. Mr. Bradley has been with Acadian for 13 years and has 19 years of investment industry experience.

Asha Mehta, CFA, Senior Vice President and Lead Portfolio Manager, Frontier, has managed the portion of the Fund’s assets allocated to Acadian since the Fund’s inception in 2014. Ms. Mehta has been with Acadian for 11 years and has 18 years of investment industry experience.

Harry Gakidis, Ph.D., Senior Vice President and Lead Portfolio Manager, Core, has managed the portion of the Fund’s assets allocated to Acadian since 2015. Mr. Gakidis joined Acadian in June 2014 after most recently working as a senior quantitative strategist at Loomis Sayles, where he founded the firm's quantitative Strategy Lab and co-managed a U.S. equity long/short strategy. Prior to his work at Loomis Sayles, he was a fixed income quantitative risk and relative value specialist at Putnam Investments. In this role, he built and managed a book of systematic alpha strategies in domestic investment-grade and high-yield credit.

Marathon Asset Management LLP, Orion House, 5 Upper Street Martin’s Lane, London, United Kingdom, serves as investment sub-adviser to a portion of the assets of the KP International Equity Fund. As of December 31, 2017, Marathon-London had approximately $63.011 billion in assets under management.

Portfolio Managers:

Neil Ostrer, Co-Founder and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in 2014. Mr. Ostrer has been with Marathon-London for 31 years and has 36 years of investment industry experience.

William Arah, Co-Founder and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in 2014. Mr. Arah has been with Marathon-London for 30 years and has 35 years of investment industry experience.

Nick Longhurst, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in 2014. Mr. Longhurst has been with Marathon-London for 14 years and has 23 years of investment industry experience.

Michael Godfrey, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in 2014. Mr. Godfrey joined Marathon-London in 2012. Prior to joining Marathon-London, Mr. Godfrey worked at M&G Investments since 2004, where he was responsible for co-managing the Asian and Emerging Market Funds. Mr. Godfrey has also worked at Shell Pensions Management Services and Westpac Investment Management.

Charles Carter, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in 2014. Mr. Carter has been with Marathon-London for 19 years and has 28 years of investment industry experience.

Robert Anstey, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception. Mr. Anstey joined Marathon-London in 2014. Prior to joining Marathon, Mr. Anstey worked at Hermes since 2001, where he was Head of US Equity responsible for managing the Hermes US Small and Mid Cap Equity Strategy. Mr. Anstey has also

83

worked at Brown Brothers Harriman & Company and Bear Stearns. Mr. Anstey has 23 years of investment industry experience.

David Cull, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since March 2015. Mr. Cull joined Marathon-London in 2012 as an analyst supporting Michael Godfrey. Prior to joining Marathon-London, Mr. Cull worked at M&G Investments since 2006, where he was a Global Equity Analyst.

Simon Somerville, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since September 2016. Mr. Somerville joined Marathon-London in 2016. Prior to joining Marathon-London, Mr. Somerville worked at Jupiter Asset Management since 2005, where he was Head of Pan Asian Equities and responsible for managing all Japanese investments. Mr. Somerville has also worked at Cazenove where he was head of Japanese equities. Mr. Somerville has 27 years of investment industry experience.

William MacLeod, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since March 2018. Mr. MacLeod joined Marathon-London as an analyst in 2013. Prior to joining Marathon-London, Mr. MacLeod was employed by Odey Asset Management, Samena Capital & Reyl Asset and Goldman Sachs. Mr. MacLeod began his investment career in 2010 following his graduation from Oxford University.

Simon Todd, CFA, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since March 2018. Mr. Todd joined Marathon-London as a Global manager in 2012. Prior to joining Marathon-London, Mr. Todd was employed by Majedie Asset Management and Odey Asset Management as a Global Equities Portfolio Manager. Mr. Todd began his investment career in 1997.

Michael Nickson, CFA, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since March 2018. Mr. Nickson joined Marathon-London as a Global manager in 2012. Prior to joining Marathon-London, Mr. Nickson was employed by Majedie Asset Management and Odey Asset Management as a Global Equities Portfolio Manager. Mr. Nickson began his investment career in 2003.

MFS Investment Management, 111 Huntington Avenue, Boston, Massachusetts 02199, serves as investment sub-adviser to a portion of the assets of the KP International Equity Fund. As of December 31, 2017, MFS had approximately $491 billion in assets under management.

Portfolio Managers:

Filipe Benzinho, Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to MFS since May 2016. Mr. Benzinho has been with MFS for 9 years and has 9 years of investment industry experience.

Daniel Ling, Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to MFS since the Fund’s inception in 2014. Mr. Ling has been with MFS for 11 years and has 19 years of investment industry experience.

Sprucegrove Investment Management Ltd., 181 University Ave., Suite 1300, Toronto, ON, M5H 3M7, Canada, serves as investment sub-adviser to a portion of the assets of the KP International Equity Fund. As of December 31, 2017, Sprucegrove had approximately $16 billion in assets under management.

Portfolio Managers:

Shirley Woo, Director and Co-Lead Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sprucegrove since 2017. Ms. Woo has been with Sprucegrove since 1993.

84

Arjun Kumar, Director and Co-Lead Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sprucegrove since 2017. Mr. Kumar has been with Sprucegrove since 2002.

SSGA Funds Management, Inc., One Iron Street, Boston, Massachusetts 02210, serves as investment sub-adviser to a portion of the assets of the KP International Equity Fund. As of December 31, 2017, SSGA FM had approximately $476.45 billion in assets under management.

Portfolio Managers:

Michael Feehily, CFA, is a Senior Managing Director of SSGA and the Head of Global Equity Beta Solutions in the Americas. He is also a member of the Senior Leadership Team and is a voting member on the firm's Trade Management Oversight Committee and the North America Product Committee. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets, LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. He began his career at State Street within the Global Services division in 1992. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. He received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst (CFA) designation. Mr. Feehily is a member of the CFA Institute and CFA Society Boston, Inc. He is also a former member of the Russell Index Client Advisory Board.

Dwayne Hancock, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the firm's Global Equity Beta Solutions (GEBS) Group. Within this group, he is currently the strategy leader for the group’s non-U.S. passive products. Prior to taking on this responsibility, Mr. Hancock was the ETF product specialist for the GEBS group. He is also a member of the SSGA Valuation Committee. Mr. Hancock currently manages a varied mix of funds with both domestic and international strategies, which include separate accounts, commingled funds, mutual funds and ETFs. Additionally, he has played a primary role in determining trading strategies for significant benchmark changes such as the annual Russell indices reconstitution. Mr. Hancock joined SSGA in 1996 and became part of the GEBS portfolio management team in 1998. Prior to this, he worked in the firm's Passive International Equity Operations department as a senior analyst. He has been working in the investment management field since 1994. Mr. Hancock holds a Master of Business Administration from the Carroll School of School of Management at Boston College and a Bachelor of Science in Business Administration from Framingham State College. He also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.

John Law, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the firm’s Global Equity Beta Solutions (GEBS) Group. Mr. Law joined SSGA in 2016. Previously, Mr. Law worked at Dimensional Fund Advisors as a Portfolio Manager on the international equities desk, where he oversaw the international small cap strategy and served as Global Process Lead for foreign exchange. Prior experience also includes mortgage banking, having worked at IndyMac Bank issuing mortgage backed securities, and investment banking, with Credit Suisse First Boston. Mr. Law has a Master of Business Administration from the University of Chicago Booth School of Business, where he was a Siebel Scholar, and Master's and Bachelor's degrees from Cambridge University and Princeton University, respectively. He also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.

85

Kathleen Morgan, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. In this capacity, Ms. Morgan is responsible for the management of various equity index funds that are benchmarked to both domestic and international strategies. Prior to joining SSGA, she worked in Equity Product Management at Wellington Management, conducting independent risk oversight and developing investment product marketing strategy. Prior experience also includes index equity portfolio management at BlackRock. Ms. Morgan holds a Bachelor of Arts degree in Economics from Wellesley College and a Master of Business Administration from The Wharton School at the University of Pennsylvania. She has also earned the Chartered Financial Analyst (CFA) designation.

William Blair Investment Management, LLC, 150 North Riverside Plaza, Chicago, Illinois 60606, serves as investment sub-adviser to a portion of the assets of the KP International Equity Fund. As of December 31, 2017, William Blair and the Investment Management division of affiliate William Blair & Company, L.L.C. had approximately $73.5 billion in assets under management.

Portfolio Managers:

Todd M. McClone, CFA, a Partner of William Blair, has managed a portion of the Fund’s assets allocated to William Blair since 2017. Mr. McClone has been with William Blair since 2000 and was previously a senior Research Analyst specializing in international equity at Strong Capital Management. Prior to joining Strong Capital Management, Mr. McClone was a Corporate Finance Research Analyst at Piper Jaffray. At Piper Jaffray, Mr. McClone worked with the corporate banking financials team on a variety of transactions including initial public offerings, mergers and acquisitions and subordinated debt offerings, and issued fairness opinions and conducted private company valuations. Mr. McClone has the Chartered Financial Analyst designation and is a member of the CFA Institute. Mr. McClone received from the University of Wisconsin-Madison a Bachelor of Business Administration and a Bachelor of Arts.

Jack Murphy, CFA, a Partner of William Blair, has managed a portion of the Fund’s assets allocated to William Blair since 2017. Mr. Murphy joined William Blair in 2005 and was previously the Director of Research of the Global Equity Team, a Research Analyst covering mid-large cap non-U.S. consumer stocks and a Research Analyst covering sell-side research focusing on e-commerce and hardline retailers. Prior to joining William Blair in 2005, Mr. Murphy worked at Credit Suisse First Boston for nearly six years as an equity research analyst covering a broad range of retail companies. Before working at Credit Suisse First Boston, Mr. Murphy worked as an equity research analyst at Lehman Brothers and as an equity research associate at Salomon Brothers. Prior to sell-side research, Mr. Murphy worked as a financial analyst for General Electric Capital, having graduated from GE’s Financial Management Program. Mr. Murphy has the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago. Mr. Murphy earned a Bachelor of Arts in Economics, magna cum laude, from Villanova University.

KP Fixed Income Fund

Credit Suisse Asset Management, LLC, One Madison Avenue, New York, NY 10010, serves as investment sub-adviser to a portion of the assets of the KP Fixed Income Fund. As of December 31, 2017, Credit Suisse had approximately $394.7 billion in assets under management. The Credit Suisse Credit Investments Group (“CIG”) is responsible for the day-to-day portfolio management of the Fixed Income Fund’s assets allocated to Credit Suisse.

86

Portfolio Managers:

John G. Popp, Managing Director and Group Head and Chief Investment Officer of CIG, has primary responsibility for making investment decisions and monitoring processes for CIG’s global investment strategies. Mr. Popp is also a member of the CIG Credit Committee. Mr. Popp also serves as the Chief Executive Officer and President of the Credit Suisse’s proprietary mutual fund family, as well as serving as Director, Chief Executive Officer and President for the Credit Suisse Asset Management Income Fund, Inc. and Trustee, Chief Executive Officer and President of the Credit Suisse High Yield Bond Fund and Director, Chief Executive Officer and President of Credit Suisse Parkview BDC, Inc. Previous to Credit Suisse, Mr. Popp was a Founding Partner and Head of Asset Management for First Dominion Capital, LLC. From 1992 through 1997, Mr. Popp was a Managing Director of Indosuez Capital and also served as President of Indosuez Capital Asset Advisors, Inc., and President of 1211 Investors, Inc. In 1989, Mr. Popp joined the Corporate Finance Department of Kidder Peabody & Co., Inc. as Senior Vice President, previously serving as Vice President in the Mergers and Acquisitions department of Drexel Burnham Lambert. Mr. Popp is a member of the Brookings Institute’s Foreign Policy Leadership Committee and a member of the Juilliard School Council. Mr. Popp graduated with a Bachelor of Arts degree in History from Pomona College and an M.B.A. in Finance and Marketing from the Wharton Graduate Division of the University of Pennsylvania.

Thomas J. Flannery, Managing Director, is a Portfolio Manager for CIG, with responsibility for trading, directing investment decisions, and originating and analyzing investment opportunities. Mr. Flannery is also a member of the CIG Credit Committee and is currently a high yield bond portfolio manager and trader for CIG. Mr. Flannery joined Credit Suisse in November 2000 through the merger with DLJ. Previous to CIG, Mr. Flannery served as an Associate at First Dominion Capital, LLC, which he joined in 1998. Mr. Flannery began his career with Houlihan Lokey Howard & Zukin, Inc., where he served as an Analyst in the Financial Restructuring Group, working on a variety of debtor and creditor representation assignments. Mr. Flannery graduated with a Bachelor of Science degree in Finance from Georgetown University.

Louis I. Farano, Managing Director, is a Portfolio Manager for CIG with responsibility for senior loans. Prior to joining CIG in 2006, Mr. Farano served as a Vice President in the High Yield department at SG America Securities Inc. Mr. Farano holds a B.B.A. in Accounting from James Madison University and an M.B.A. in Finance from UCLA’s Anderson School.

Wing Chan, Managing Director, is a Portfolio Manager of CIG with primary responsibility for high yield bonds. Prior to joining Credit Suisse in 2005, Ms. Chan served as an Associate Portfolio Manager in Invesco’s High Yield group. Previously, Ms. Chan worked at JP Morgan Fleming Asset Management where she shared responsibility for the management of Structured and Long Duration products. Ms. Chan earned a double B.S. in Economics and Finance from the Massachusetts Institute of Technology. Ms. Chan is a CFA Charterholder and holds a Series 3 license.

Loomis, Sayles & Company, L.P., One Financial Center, Boston, Massachusetts 02111-2621, serves as investment sub-adviser to a portion of the assets of the KP Fixed Income Fund. As of December 31, 2017, Loomis Sayles had approximately $268.1 billion in assets under management.

Portfolio Manager:

87

Lynne Royer, Vice President, Portfolio Manager and Head of the Disciplined Alpha team at Loomis Sayles, has managed the portion of the Fund’s assets allocated to Loomis Sayles since the Fund’s inception in 2014. She is also Manager of the Loomis Sayles Core Disciplined Alpha strategy. She began her investment industry career in 1985 and joined Loomis Sayles in 2010 from Wells Capital Management, where she was senior portfolio manager and co-head of the Montgomery Core fixed income investment team. Previously, Ms. Royer was a lending officer with Morgan Guaranty Trust Company (J.P. Morgan). Earlier, she was a financial analyst in the equity research department at Barclays de Zoete Wedd, and an analyst in the corporate finance department at Drexel Burnham Lambert. Ms. Royer is a Phi Beta Kappa graduate of Gettysburg College and earned an MBA from the Anderson Graduate School of Management at the University of California, Los Angeles.

Payden & Rygel, 333 S. Grand Avenue, 32nd Floor, Los Angeles, California 90071, serves as investment sub-adviser to a portion of the assets of the KP Fixed Income Fund. As of December 31, 2017, Payden & Rygel had approximately $117.0 billion in assets under management.

Portfolio Managers:

Kristin Ceva, Ph.D., CFA, Managing Principal, has managed the portion of the Fund’s assets allocated to Payden & Rygel since the Fund’s inception in 2014. Dr. Ceva has been with Payden & Rygel for 20 years.

Arthur Hovsepian, CFA, Principal, has managed the portion of the Fund’s assets allocated to Payden & Rygel since the Fund’s inception in 2014. Mr. Hovsepian has been with Payden & Rygel for 14 years.

Vladimir Milev, CFA, Senior Vice President and Strategist, has managed the portion of the Fund’s assets allocated to Payden & Rygel since the Fund’s inception in 2014. Mr. Milev has been with Payden & Rygel for 15 years.

Darren Capeloto, Senior Vice President and Strategist, has managed the portion of the Fund’s assets allocated to Payden & Rygel since the Fund’s inception in 2014. Mr. Capeloto has been with Payden & Rygel for 17 years.

Asha B. Joshi, CFA, Managing Principal and Senior Client Portfolio Manager, has managed the portion of the Fund’s assets allocated to Payden & Rygel since the Fund’s inception in 2014. Ms. Joshi has been with Payden & Rygel for 24 years.

SSGA Funds Management, Inc., One Iron Street, Boston, Massachusetts 02210, serves as investment sub-adviser to a portion of the assets of the KP Fixed Income Fund. As of December 31, 2017, SSGA FM had approximately $476.45 billion in assets under management.

Portfolio Managers:

Orhan Imer, CFA, Ph.D., is a Vice President of SSGA and a Senior Portfolio Manager within the Fixed Income, Cash and Currency Team since 2017. In his current role as part of the Fixed Income Beta Solutions Group, he is responsible for managing several fixed income strategies, funds and ETFs including U.S. Aggregate, Global Rates/Inflation and Government/Credit portfolios. In addition, he is responsible for portfolio construction and implementation research for the Beta Solutions Group. Prior to joining SSGA, Mr. Imer held several roles during his tenure at Columbia

88

Threadneedle Investments. Most recently, he was a senior portfolio manager and Head of Inflation-Linked and LDI Solutions at Columbia responsible for a diverse line-up of mutual funds and institutional strategies including global rates/inflation, real return, multi-asset global macro and risk parity. Previously, he worked as a senior quantitative strategist for the Investment Strategies Group at Bank of America/ Merrill Lynch. Before that, he was a senior financial engineer at Algorithmics Inc. He has also worked as a researcher at General Electric’s Global Research and has been a member of the investment community since 2005. Mr. Imer received his Master of Science and Ph.D. degrees in Electrical and Computer Engineering from the University of Illinois at Urbana-Champaign. He earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.

Cynthia Moy is a Principal of SSGA and a Portfolio Manager in the Fixed Income Beta Solutions Group. Ms. Moy works in the portfolio management team, where she primarily manages government bond strategies. Ms. Moy is also an analyst in the Government Solutions Team, where she is responsible for credit surveillance of housing finance agency bonds. Ms. Moy’s prior roles at State Street include work as an analyst in the Stable Value Team, the Global Structured Products Group, as well as the Mutual Funds Division. Ms. Moy holds a Bachelor of Arts in Quantitative Economics from Tufts University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership, if any, of Fund shares.

Pricing of Fund Shares

You may purchase shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. The price per share will be the net asset value (“NAV”) next determined after a Fund or authorized institution receives your purchase order in proper form. “Proper form” means that the Fund was provided a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, a Fund (or an authorized institution) must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, each Fund reserves the right to calculate NAV as of the earlier closing time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of a Fund's assets may change on days when you are unable to purchase or redeem shares.

In calculating NAV, each Fund generally uses market quotations and valuations provided by independent pricing services. If market prices are not readily available or the Adviser reasonably believes that they are unreliable, the Funds’ Fair Value Pricing Committee will price those securities at fair value as determined in good faith using methods approved by the Board. Examples of situations where the Adviser may determine that the market price of a security is unreliable include, but are not limited to: if a security or other asset or liability does not have a price source due to its lack of liquidity, if the Adviser believes a market quotation from a broker-dealer or other source is unreliable, or where the security or other asset or other liability is thinly traded. The Fair Value Pricing Committee’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fair Value Pricing Committee assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

There may be limited circumstances in which the Fair Value Pricing Committee would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Funds calculated their NAV.

With respect to any non-U.S. securities held by the Funds, the Fair Value Pricing Committee may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Funds price their shares, the value the Funds assign to securities generally will not

89

be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fair Value Pricing Committee may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the United States, or other relevant information as related to the securities.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value.

Other assets for which market quotations are not readily available or reasonably believed to be unreliable will be valued at their fair value by the Fair Value Pricing Committee as determined in good faith using methods approved by the Board.

Purchasing and Selling Fund Shares

This section tells you how to purchase and sell (sometimes called “redeem”) Institutional Shares of the Funds.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see “Taxes.”

How to Purchase and Redeem Fund Shares

Shares of each Fund are offered exclusively to participants in retirement plans specified by Kaiser Foundation Health Plan, Inc. (“Eligible Plans”) and/or to other mutual funds offered to participants in Eligible Plans. Any individual with an account under an Eligible Plan may purchase shares of a Fund offered to individual account holders. As of the date of this prospectus, only shares of the Small Cap Fund are offered to individual account holders.

Purchases and redemptions of Fund shares are made through the administrative and recordkeeping service provider of an Eligible Plan (a “Recordkeeper”). All purchase and redemption of Fund shares shall be facilitated through a clearing corporation process unless otherwise specified in this prospectus. Please contact your Eligible Plan’s Recordkeeper for instructions on how to purchase and redeem Fund shares. A Recordkeeper may receive payments from an Eligible Plan or its sponsor for recordkeeping and administrative services provided to the Eligible Plan and its participants.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on short-term trading, see “Excessive Trading Policies and Procedures.”

90

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

Redemptions In-Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds’ remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). The Funds may also redeem in-kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

Payments to Financial Intermediaries

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see “Payments to Financial Intermediaries” in the Funds’ SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of a Fund’s shares.

91

Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

Other Policies

Excessive Trading Policies and Procedures

Each Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring a Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control. The Funds’ policies and procedures include:

•	Shareholders are restricted from making more than four (4) “round trips” into or out of a Fund within any one-year period. If a shareholder exceeds this amount, a Fund and/or its service providers may, at their discretion, reject any additional purchase orders. Each Fund defines a “round trip” as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

•	Each Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund. Each Fund will notify a shareholder that a purchase order has been rejected generally within two (2) business days after it receives such order.

Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into “information sharing agreements” with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to

92

restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable a Fund to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to

93

prevent the Funds from being used for money laundering or the financing of illegal activities and has appointed an anti-money laundering officer to monitor the Fund’s compliance with the program. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the applicable Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.  While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property.  A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder's financial intermediary (if shares are not held directly with the Funds).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 855-457-3637 (855-4KPFNDS).

Dividends and Distributions

The Funds distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution. Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid in cash. To elect to receive your distribution in cash, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions made available by the Funds in cash after the Funds receive your notice. To cancel your election, simply send written notice to the Funds. Distributions from the Funds will be taxable to shareholders whether received in cash or reinvested in additional shares. Shareholders who reinvest distributions in the Funds will be required to pay taxes on such distributions from other resources.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary relates solely to investors holding their shares through a tax-deferred account.

94

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through a 401(k) Plan, 403(b) Plan or any other employer-sponsored retirement or savings plan that qualifies for tax-advantaged treatment under federal income tax laws. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Redemptions of Fund shares resulting in withdrawals from the plan are subject to numerous complex and special tax rules and may be subject to a penalty tax in the case of premature withdrawals. If you have questions about the tax consequences of 401(k) Plan or 403(b) Plan withdrawals, you should consult your tax advisor or plan administrator.

More information about taxes is in the SAI.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

95

Financial Highlights

The table that follows presents performance information about Institutional Shares of the KP Large Cap Equity Fund, KP Small Cap Equity Fund, KP International Equity Fund and KP Fixed Income Fund. This information is intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the Funds. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the 2017 Annual Report of the Funds, which is available upon request by calling the Funds at 1-855-457-3637.

96

For the year or period ended December 31,

For a share outstanding throughout the periods

	Net Asset Value, Beginning of Year or Period	Net Investment Income †	Net Realized and Unrealized Gain/ (Loss) on Investments	Total from Operations	Distributions from Investment Income	Distributions from Net Realized Capital Gains	Return of Capital		Total Distributions	Net Asset Value, End of Year or Period	Total Return‡	Net Assets End of Year or Period (000)	Ratio of Expenses to Average Net Assets ††	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover ‡
KP Large Cap Equity Fund* - Institutional Shares
2017	$11.19	$0.18	$2.49	$2.67	$(0.17)	$(0.71)	$—		$(0.88)	$12.98	23.84%	$2,250,917	0.31%	1.47%	41%
2016	$10.56	$0.18	$0.88	$1.06	$(0.17)	$(0.26)	$—		$(0.43)	$11.19	10.04%	$1,476,628	0.34%	1.65%	50%
2015	$10.82	$0.15	$0.17	$0.32	$(0.15)	$(0.43)	$—		$(0.58)	$10.56	2.91%	$1,239,696	0.35%	1.38%	126%
2014@	$10.00	$0.16	$0.96	$1.12	$(0.15)	$(0.15)	$—		$(0.30)	$10.82	11.21%	$1,142,880	0.35%	1.62%	126%

KP Small Cap Equity Fund* - Institutional Shares
2017	$11.22	$0.05	$1.97	$2.02	$(0.06)	$(1.10)	$—		$(1.16)	$12.08	17.95%	$1,075,158	0.53%	0.41%	100%
2016	$9.55	$0.08	$1.68	$1.76	$(0.09)	$—	$—		$(0.09)	$11.22	18.38%	$930,815	0.53%	0.86%	91%
2015	$10.32	$0.07	$(0.55)	$(0.48)	$(0.07)	$(0.22)	$—	(1)	$(0.29)	$9.55	(4.73)%	$780,852	0.55%	0.68%	154%
2014@	$10.00	$0.09	$0.32	$0.41	$(0.09)	$—	$—		$(0.09)	$10.32	4.06%	$448,240	0.59%	0.97%	212%

KP International Equity Fund* - Institutional Shares
2017	$8.93	$0.21	$2.37	$2.58	$(0.26)	$(0.05)	$—		$(0.31)	$11.20	28.95%	$1,469,968	0.49%	2.06%	125%
2016	$8.84	$0.20	$0.07	$0.27	$(0.18)	$—	$—		$(0.18)	$8.93	3.03%	$1,232,730	0.49%	2.22%	23%
2015	$9.30	$0.20	$(0.46)	$(0.26)	$(0.19)	$—	$(0.01)		$(0.20)	$8.84	(2.79)%	$1,026,913	0.50%	2.13%	21%
2014@	$10.00	$0.26	$(0.64)	$(0.38)	$(0.22)	$(0.08)	$(0.02)		$(0.32)	$9.30	(3.83)%	$940,105	0.54%	2.61%	115%

KP Fixed Income Fund* - Institutional Shares
2017	$9.86	$0.27	$0.16	$0.43	$(0.24)	$—	$—		$(0.24)	$10.05	4.41%	$1,581,880	0.31%	2.63%	547%
2016	$9.79	$0.24	$0.16	$0.40	$(0.23)	$(0.10)	$—		$(0.33)	$9.86	4.08%	$1,069,341	0.32%	2.37%	484%
2015	$10.00	$0.21	$(0.16)	$0.05	$(0.21)	$(0.05)	$—	(1)	$(0.26)	$9.79	0.57%	$920,322	0.34%	2.10%	533%
2014@	$10.00	$0.20	$0.07	$0.27	$(0.18)	$(0.09)	$—		$(0.27)	$10.00	2.68%	$825,908	0.36%	1.99%	496%

*	Commenced operations on January 10, 2014.
@	For the period ended December 31, 2014. All ratios for the period have been annualized.
†	Per share calculations were performed using the average shares method.
††	Ratio does not include the expenses of the underlying funds, as applicable.

97

‡	Total return and portfolio turnover are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay of Fund distributions or the redemption of Fund shares.
(1)	Amount less than $0.01 per share.

98

THE KP FUNDS

Investment Adviser

Callan LLC

600 Montgomery Street, Suite 800

San Francisco, California 94111

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103-2921

More information about the Funds is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated May 1, 2018, as it may be amended from time to time, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: These reports list the Funds’ holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	855-457-3637 (855-4KPFNDS)

By Mail:	The KP Funds c/o SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19546

By Internet:	www.kp-funds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The KP Funds, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington,

DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-22838

KPF-PS-002-0600

THE KP FUNDS

PROSPECTUS

May 1, 2018

KP RETIREMENT PATH 2015 FUND TICKER SYMBOL: KPRAX	KP RETIREMENT PATH 2040 FUND TICKER SYMBOL: KPRFX

KP RETIREMENT PATH 2020 FUND TICKER SYMBOL: KPRBX	KP RETIREMENT PATH 2045 FUND TICKER SYMBOL: KPRGX

KP RETIREMENT PATH 2025 FUND TICKER SYMBOL: KPRCX	KP RETIREMENT PATH 2050 FUND TICKER SYMBOL: KPRHX

KP RETIREMENT PATH 2030 FUND TICKER SYMBOL: KPRDX	KP RETIREMENT PATH 2055 FUND TICKER SYMBOL: KPRIX

KP RETIREMENT PATH 2035 FUND TICKER SYMBOL: KPREX	KP RETIREMENT PATH 2060 FUND TICKER SYMBOL: KPRJX

INSTITUTIONAL SHARES

INVESTMENT ADVISER:

CALLAN LLC

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about each Fund, please see:

KP RETIREMENT PATH 2015 FUND

Investment Objective

The KP Retirement Path 2015 Fund (the “Fund”) seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees[1]	0.01%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.27%
Total Annual Fund Operating Expenses[2]	0.34%

[1]	Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The fees shown are the total Management Fees actually paid by the Fund to the Adviser (as defined below) during the prior fiscal year based on the allocation of Fund assets to Unaffiliated Underlying Funds during such time. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than those shown.

[2]	The Total Annual Fund Operating Expenses in this fee table may differ from the expense ratio in the Fund’s “Financial Highlights” because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$35	$109	$191	$431

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan LLC (the “Adviser”), the Fund’s investment adviser, also serves as investment adviser (“Affiliated Underlying Funds”) and other unaffiliated mutual funds (“Unaffiliated Underlying Funds” and together with Affiliated Underlying Funds, the “Underlying Funds”). Because the Fund invests in other mutual funds, it is considered a “fund of funds.”

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund’s asset allocation. The Fund’s target date year (2015) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund’s target date year (2015), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor’s assumed retirement age. In general this means that the Fund’s target allocation to equity securities will decrease and its target allocation to fixed income and inflation managed securities will increase over time in accordance with a “glide path.” The Fund’s target allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund’s target exposure to equity, fixed income, inflation managed, and real asset investments over time.

The Fund’s target asset allocation may differ from the Fund’s actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size; corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or “junk” bonds); debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations; Treasury Inflation-Protected Securities (“TIPS”); depositary receipts; real-estate-related securities (including equity and mortgage real estate investment trusts (“REITs”)); mortgage- and asset-backed securities; senior, second lien and subordinated floating rate loans; floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, credit-linked notes, structured notes, futures contracts and forward contracts.

Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Asset Allocation Risk — The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

Investment in Underlying Funds Risk — The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses of the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and Underlying Fund allocation.

•	Allocation Risk — With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund’s investment adviser’s judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Underlying Fund’s performance.

•	Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

•	Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

•	Common Stock Risk — The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

•	Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

•	Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

•	Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

•	Currency Risk — As a result of an Underlying Fund’s investments in securities or other instruments denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

•	Depositary Receipts Risk — Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

•	Derivatives Risk — An Underlying Fund’s use of futures contracts, forward contracts, credit-linked notes, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund’s share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund’s use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument. An Underlying Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

•	Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

•	Fixed Income Market Risk — The prices of an Underlying Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

•	Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

•	Foreign Sovereign Debt Securities Risk — The risk that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there may be no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

•	Geographic Concentration Risk — An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

•	Income Fluctuations Risk — An Underlying Fund’s income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

•	Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will generally fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

•	Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

•	Large Capitalization Companies Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

•	Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

•	Mortgage Dollar Rolls Risk — An Underlying Fund’s use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Underlying Fund. At the time an Underlying Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by an Underlying Fund.

•	Municipal Securities Risk — There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of an Underlying Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

•	Passive Sub-strategy Risk — A certain portion of an Underlying Fund's assets (i.e., a sub-strategy) may not be actively managed. Instead, such sub-strategy may be managed to track the performance of an unmanaged index of securities. As a result, the sub-strategy will hold constituent securities of its index regardless of the current or projected performance of a specific security or a particular industry or market sector, which could cause the Underlying Fund’s return to be lower than if the sub-strategy were managed pursuant to an active strategy. In addition, the return of the sub-strategy may not match or achieve a high degree of correlation with the returns of its index due to expenses and transaction costs, the unavailability of securities included in the index for purchase, the timing of cash flows into and out of such portion, and other reasons.

•	Portfolio Turnover Risk — Due to its investment strategy, an Underlying Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

•	Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates.

•	Senior Loans/Bank Loans Risk — With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower, assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

•	Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which an Underlying Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization stocks may be less liquid than the market for larger capitalization stocks.

•	U.S. Government Securities Risk — An Underlying Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

Retirement Income Risk — The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor’s ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor’s expected retirement date, the investor’s individual retirement needs, the investor’s other sources of income and other assets, and inflation. The Fund’s glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of his or her investment in the Fund. The Fund is considered a “through retirement” fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor’s assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of his or her investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of his or her investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund’s glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving his or her income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund’s website at www.kp-funds.com.

BEST QUARTER	WORST QUARTER
2.81%	(2.33)%
(3/31/2017)	(9/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of two broad-based indices, the S&P 500 Index and S&P Target Date 2015 Index, and those of the Custom Retirement 2015 Fund Benchmark, an index developed by the Adviser that has investment characteristics similar to those of the Fund. The composition of the Custom Retirement 2015 Fund Benchmark is updated quarterly.  As of December 31, 2017, the components of the Custom Retirement 2015 Fund Benchmark were as follows: Russell 1000 Index (19.80%), Russell 2000 Index (3.60%), MSCI ACWI ex US IMI Net Dividend Index (8.20%), Bloomberg Barclays US Aggregate Bond Index (41.60%), S&P Global ex-U.S. REIT Net Dividend Index (1.00%), MSCI US REIT Index (2.00%), S&P Global Infrastructure Index (1.00%), S&P Global Natural Resources Index (1.00%), Bloomberg Commodity Index (1.00%), S&P/LSTA Leveraged Loan Index (1.00%), Bloomberg Barclays US TIPS Index (3.00%), Bloomberg Barclays US TIPS 0-5 Year Index (7.40%) and 3-Month US Treasury Bills (9.40%).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

KP Retirement Path 2015 Fund	1 Year	Since Inception (01/10/2014)
Fund Returns Before Taxes	10.03%	4.78%
Fund Returns After Taxes on Distributions	8.47%	3.44%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	6.08%	3.15%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	21.83%	12.13%
S&P Target Date 2015 Index (reflects no deduction for fees, expenses, or taxes)	11.39%	5.73%
Custom Retirement 2015 Fund Benchmark (reflects no deduction for fees, expenses, or taxes)	9.17%	4.62%

Investment Adviser

Callan LLC

Portfolio Managers

Gregory C. Allen, CEO, Chief Research Officer and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

Mark Andersen, Senior Vice President and Co-Portfolio Manager, has managed the Fund since 2018.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 91 of the prospectus.

KP RETIREMENT PATH 2020 FUND

Investment Objective

The KP Retirement Path 2020 Fund (the “Fund”) seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees[1]	0.01%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.29%
Total Annual Fund Operating Expenses[2]	0.36%

[1]	Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The fees shown are the total Management Fees actually paid by the Fund to the Adviser (as defined below) during the prior fiscal year based on the allocation of Fund assets to Unaffiliated Underlying Funds during such time. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than those shown.

[2]	The Total Annual Fund Operating Expenses in this fee table may differ from the expense ratio in the Fund’s “Financial Highlights” because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$37	$116	$202	$456

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan LLC (the “Adviser”), the Fund’s investment adviser, also serves as investment adviser (“Affiliated Underlying Funds”) and other unaffiliated mutual funds (“Unaffiliated Underlying Funds” and together with Affiliated Underlying Funds, the “Underlying Funds”). Because the Fund invests in other mutual funds, it is considered a “fund of funds.”

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund’s asset allocation. The Fund’s target date year (2020) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund’s target date year (2020), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor’s assumed retirement age. In general this means that the Fund’s target allocation to equity securities will decrease and its target allocation to fixed income and inflation managed securities will increase over time in accordance with a “glide path.” The Fund’s target allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund’s target exposure to equity, fixed income, inflation managed, and real asset investments over time.

The Fund’s target asset allocation may differ from the Fund’s actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size; corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or “junk” bonds); debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations; Treasury Inflation-Protected Securities (“TIPS”); depositary receipts; real-estate-related securities (including equity and mortgage real estate investment trusts (“REITs”)); mortgage- and asset-backed securities; senior, second lien and subordinated floating rate loans; floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, credit-linked notes, structured notes, futures contracts and forward contracts.

Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Asset Allocation Risk — The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

Investment in Underlying Funds Risk — The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses of the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and Underlying Fund allocation.

•	Allocation Risk — With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund’s investment adviser’s judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Underlying Fund’s performance.

•	Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

•	Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

•	Common Stock Risk — The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

•	Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

•	Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

•	Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

•	Currency Risk — As a result of an Underlying Fund’s investments in securities or other instruments denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

•	Depositary Receipts Risk — Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

•	Derivatives Risk — An Underlying Fund’s use of futures contracts, forward contracts, credit-linked notes, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund’s share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund’s use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument. An Underlying Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

•	Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

•	Fixed Income Market Risk — The prices of an Underlying Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

•	Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

•	Foreign Sovereign Debt Securities Risk — The risk that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there may be no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

•	Geographic Concentration Risk — An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

•	Income Fluctuations Risk — An Underlying Fund’s income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

•	Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will generally fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

•	Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

•	Large Capitalization Companies Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

•	Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

•	Mortgage Dollar Rolls Risk — An Underlying Fund’s use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Underlying Fund. At the time an Underlying Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by an Underlying Fund.

•	Municipal Securities Risk — There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of an Underlying Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

•	Passive Sub-strategy Risk — A certain portion of an Underlying Fund's assets (i.e., a sub-strategy) may not be actively managed. Instead, such sub-strategy may be managed to track the performance of an unmanaged index of securities. As a result, the sub-strategy will hold constituent securities of its index regardless of the current or projected performance of a specific security or a particular industry or market sector, which could cause the Underlying Fund’s return to be lower than if the sub-strategy were managed pursuant to an active strategy. In addition, the return of the sub-strategy may not match or achieve a high degree of correlation with the returns of its index due to expenses and transaction costs, the unavailability of securities included in the index for purchase, the timing of cash flows into and out of such portion, and other reasons.

•	Portfolio Turnover Risk — Due to its investment strategy, an Underlying Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

•	Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates.

•	Senior Loans/Bank Loans Risk — With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower, assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

•	Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which an Underlying Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization stocks may be less liquid than the market for larger capitalization stocks.

•	U.S. Government Securities Risk — An Underlying Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

Retirement Income Risk — The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor’s ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor’s expected retirement date, the investor’s individual retirement needs, the investor’s other sources of income and other assets, and inflation. The Fund’s glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of his or her investment in the Fund. The Fund is considered a “through retirement” fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor’s assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of his or her investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of his or her investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund’s glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving his or her income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2020 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund’s website at www.kp-funds.com.

BEST QUARTER	WORST QUARTER
3.37%	(3.36)%
(3/31/2017)	(9/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of two broad-based indices, the S&P 500 Index and S&P Target Date 2020 Index, and those of the Custom Retirement 2020 Fund Benchmark, an index developed by the Adviser that has investment characteristics similar to those of the Fund. The composition of the Custom Retirement 2020 Fund Benchmark is updated quarterly.  As of December 31, 2017, the components of the Custom Retirement 2020 Fund Benchmark were as follows: Russell 1000 Index (24.00%), Russell 2000 Index (5.20%), MSCI ACWI ex US IMI Net Dividend Index (11.40%), Bloomberg Barclays US Aggregate Bond Index (35.80%), S&P Global ex-U.S. REIT Net Dividend Index (1.00%), MSCI US REIT Index (2.00%), S&P Global Infrastructure Index (1.00%), S&P Global Natural Resources Index (1.00%), Bloomberg Commodity Index (1.00%), S&P/LSTA Leveraged Loan Index (1.00%), Bloomberg Barclays US TIPS Index (3.00%), Bloomberg Barclays US TIPS 0-5 Year Index (5.80%) and 3-Month US Treasury Bills (7.80%).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

KP Retirement Path 2020 Fund	1 Year	Since Inception (01/10/2014)
Fund Returns Before Taxes	12.04%	5.40%
Fund Returns After Taxes on Distributions	10.56%	4.15%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	7.13%	3.65%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	21.83%	12.13%
S&P Target Date 2020 Index (reflects no deduction for fees, expenses, or taxes)	12.80%	6.29%
Custom Retirement 2020 Fund Benchmark (reflects no deduction for fees, expenses, or taxes)	10.98%	5.23%

Investment Adviser

Callan LLC

Portfolio Managers

Gregory C. Allen, CEO, Chief Research Officer and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

Mark Andersen, Senior Vice President and Co-Portfolio Manager, has managed the Fund since 2018.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 91 of the prospectus.

KP RETIREMENT PATH 2025 FUND

Investment Objective

The KP Retirement Path 2025 Fund (the “Fund”) seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees[1]	0.01%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.32%
Total Annual Fund Operating Expenses[2]	0.39%

[1]	Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The fees shown are the total Management Fees actually paid by the Fund to the Adviser (as defined below) during the prior fiscal year based on the allocation of Fund assets to Unaffiliated Underlying Funds during such time. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than those shown.

[2]	The Total Annual Fund Operating Expenses in this fee table may differ from the expense ratio in the Fund’s “Financial Highlights” because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$40	$125	$219	$493

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan LLC (the “Adviser”), the Fund’s investment adviser, also serves as investment adviser (“Affiliated Underlying Funds”) and other unaffiliated mutual funds (“Unaffiliated Underlying Funds” and together with Affiliated Underlying Funds, the “Underlying Funds”). Because the Fund invests in other mutual funds, it is considered a “fund of funds.”

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund’s asset allocation. The Fund’s target date year (2025) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund’s target date year (2025), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor’s assumed retirement age. In general this means that the Fund’s target allocation to equity securities will decrease and its target allocation to fixed income and inflation managed securities will increase over time in accordance with a “glide path.” The Fund’s target allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund’s target exposure to equity, fixed income, inflation managed, and real asset investments over time.

The Fund’s target asset allocation may differ from the Fund’s actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size; corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or “junk” bonds); debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations; Treasury Inflation-Protected Securities (“TIPS”); depositary receipts; real-estate-related securities (including equity and mortgage real estate investment trusts (“REITs”)); mortgage- and asset-backed securities; senior, second lien and subordinated floating rate loans; floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, credit-linked notes, structured notes, futures contracts and forward contracts.

Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Asset Allocation Risk — The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

Investment in Underlying Funds Risk — The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses of the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and Underlying Fund allocation.

•	Allocation Risk — With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund’s investment adviser’s judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Underlying Fund’s performance.

•	Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

•	Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

•	Common Stock Risk — The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

•	Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

•	Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

•	Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

•	Currency Risk — As a result of an Underlying Fund’s investments in securities or other instruments denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

•	Depositary Receipts Risk — Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

•	Derivatives Risk — An Underlying Fund’s use of futures contracts, forward contracts, credit-linked notes, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund’s share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund’s use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument. An Underlying Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

•	Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

•	Fixed Income Market Risk — The prices of an Underlying Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

•	Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

•	Foreign Sovereign Debt Securities Risk — The risk that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there may be no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

•	Geographic Concentration Risk — An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

•	Income Fluctuations Risk — An Underlying Fund’s income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

•	Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will generally fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

•	Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

•	Large Capitalization Companies Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

•	Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

•	Mortgage Dollar Rolls Risk — An Underlying Fund’s use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Underlying Fund. At the time an Underlying Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by an Underlying Fund.

•	Municipal Securities Risk — There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of an Underlying Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

•	Passive Sub-strategy Risk — A certain portion of an Underlying Fund's assets (i.e., a sub-strategy) may not be actively managed. Instead, such sub-strategy may be managed to track the performance of an unmanaged index of securities. As a result, the sub-strategy will hold constituent securities of its index regardless of the current or projected performance of a specific security or a particular industry or market sector, which could cause the Underlying Fund’s return to be lower than if the sub-strategy were managed pursuant to an active strategy. In addition, the return of the sub-strategy may not match or achieve a high degree of correlation with the returns of its index due to expenses and transaction costs, the unavailability of securities included in the index for purchase, the timing of cash flows into and out of such portion, and other reasons.

•	Portfolio Turnover Risk — Due to its investment strategy, an Underlying Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

•	Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates.

•	Senior Loans/Bank Loans Risk — With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower, assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

•	Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which an Underlying Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization stocks may be less liquid than the market for larger capitalization stocks.

•	U.S. Government Securities Risk — An Underlying Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

Retirement Income Risk — The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor’s ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor’s expected retirement date, the investor’s individual retirement needs, the investor’s other sources of income and other assets, and inflation. The Fund’s glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of his or her investment in the Fund. The Fund is considered a “through retirement” fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor’s assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of his or her investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of his or her investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund’s glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving his or her income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2025 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund’s website at www.kp-funds.com.

BEST QUARTER	WORST QUARTER
4.14%	(4.78)%
(3/31/2017)	(9/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of two broad-based indices, the S&P 500 Index and S&P Target Date 2025 Index, and those of the Custom Retirement 2025 Fund Benchmark, an index developed by the Adviser that has investment characteristics similar to those of the Fund. The composition of the Custom Retirement 2025 Fund Benchmark is updated quarterly.  As of December 31, 2017, the components of the Custom Retirement 2025 Fund Benchmark were as follows: Russell 1000 Index (29.00%), Russell 2000 Index (7.20%), MSCI ACWI ex US IMI Net Dividend Index (15.40%), Bloomberg Barclays US Aggregate Bond Index (29.40%), S&P Global ex-U.S. REIT Net Dividend Index (1.00%), MSCI US REIT Index (2.00%), S&P Global Infrastructure Index (1.00%), S&P Global Natural Resources Index (1.00%), Bloomberg Commodity Index (1.00%), S&P/LSTA Leveraged Loan Index (1.00%), Bloomberg Barclays US TIPS Index (3.00%), Bloomberg Barclays US TIPS 0-5 Year Index (3.80%) and 3-Month US Treasury Bills (5.20%).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

KP Retirement Path 2025 Fund	1 Year	Since Inception (01/10/2014)
Fund Returns Before Taxes	14.59%	6.11%
Fund Returns After Taxes on Distributions	13.11%	4.87%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	8.54%	4.20%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	21.83%	12.13%
S&P Target Date 2025 Index (reflects no deduction for fees, expenses, or taxes)	14.55%	6.83%
Custom Retirement 2025 Fund Benchmark (reflects no deduction for fees, expenses, or taxes)	13.27%	5.95%

Investment Adviser

Callan LLC

Portfolio Managers

Gregory C. Allen, CEO, Chief Research Officer and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

Mark Andersen, Senior Vice President and Co-Portfolio Manager, has managed the Fund since 2018.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 91 of the prospectus.

KP RETIREMENT PATH 2030 FUND

Investment Objective

The KP Retirement Path 2030 Fund (the “Fund”) seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees[1]	0.01%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.35%
Total Annual Fund Operating Expenses[2]	0.42%

[1]	Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The fees shown are the total Management Fees actually paid by the Fund to the Adviser (as defined below) during the prior fiscal year based on the allocation of Fund assets to Unaffiliated Underlying Funds during such time. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than those shown.

[2]	The Total Annual Fund Operating Expenses in this fee table may differ from the expense ratio in the Fund’s “Financial Highlights” because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$43	$135	$235	$530

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan LLC (the “Adviser”), the Fund’s investment adviser, also serves as investment adviser (“Affiliated Underlying Funds”) and other unaffiliated mutual funds (“Unaffiliated Underlying Funds” and together with Affiliated Underlying Funds, the “Underlying Funds”). Because the Fund invests in other mutual funds, it is considered a “fund of funds.”

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund’s asset allocation. The Fund’s target date year (2030) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund’s target date year (2030), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor’s assumed retirement age. In general this means that the Fund’s target allocation to equity securities will decrease and its target allocation to fixed income and inflation managed securities will increase over time in accordance with a “glide path.” The Fund’s target allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund’s target exposure to equity, fixed income, inflation managed, and real asset investments over time.

The Fund’s target asset allocation may differ from the Fund’s actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size; corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or “junk” bonds); debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations; Treasury Inflation-Protected Securities (“TIPS”); depositary receipts; real-estate-related securities (including equity and mortgage real estate investment trusts (“REITs”)); mortgage- and asset-backed securities; senior, second lien and subordinated floating rate loans; floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, credit-linked notes, structured notes, futures contracts and forward contracts.

Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Asset Allocation Risk — The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

Investment in Underlying Funds Risk — The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses of the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and Underlying Fund allocation.

•	Allocation Risk — With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund’s investment adviser’s judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Underlying Fund’s performance.

•	Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

•	Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

•	Common Stock Risk — The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

•	Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

•	Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

•	Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

•	Currency Risk — As a result of an Underlying Fund’s investments in securities or other instruments denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

•	Depositary Receipts Risk — Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

•	Derivatives Risk — An Underlying Fund’s use of futures contracts, forward contracts, credit-linked notes, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund’s share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund’s use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument. An Underlying Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

•	Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

•	Fixed Income Market Risk — The prices of an Underlying Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

•	Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

•	Foreign Sovereign Debt Securities Risk — The risk that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there may be no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

•	Geographic Concentration Risk — An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

•	Income Fluctuations Risk — An Underlying Fund’s income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

•	Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will generally fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

•	Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

•	Large Capitalization Companies Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

•	Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

•	Mortgage Dollar Rolls Risk — An Underlying Fund’s use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Underlying Fund. At the time an Underlying Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by an Underlying Fund.

•	Municipal Securities Risk — There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of an Underlying Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

•	Passive Sub-strategy Risk — A certain portion of an Underlying Fund's assets (i.e., a sub-strategy) may not be actively managed. Instead, such sub-strategy may be managed to track the performance of an unmanaged index of securities. As a result, the sub-strategy will hold constituent securities of its index regardless of the current or projected performance of a specific security or a particular industry or market sector, which could cause the Underlying Fund’s return to be lower than if the sub-strategy were managed pursuant to an active strategy. In addition, the return of the sub-strategy may not match or achieve a high degree of correlation with the returns of its index due to expenses and transaction costs, the unavailability of securities included in the index for purchase, the timing of cash flows into and out of such portion, and other reasons.

•	Portfolio Turnover Risk — Due to its investment strategy, an Underlying Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

•	Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates.

•	Senior Loans/Bank Loans Risk — With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower, assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

•	Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which an Underlying Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization stocks may be less liquid than the market for larger capitalization stocks.

•	U.S. Government Securities Risk — An Underlying Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

Retirement Income Risk — The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor’s ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor’s expected retirement date, the investor’s individual retirement needs, the investor’s other sources of income and other assets, and inflation. The Fund’s glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of his or her investment in the Fund. The Fund is considered a “through retirement” fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor’s assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of his or her investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of his or her investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund’s glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving his or her income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2030 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund’s website at www.kp-funds.com.

BEST QUARTER	WORST QUARTER
4.83%	(6.29)%
(3/31/2017)	(9/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of two broad-based indices, the S&P 500 Index and S&P Target Date 2030 Index, and those of the Custom Retirement 2030 Fund Benchmark, an index developed by the Adviser that has investment characteristics similar to those of the Fund. The composition of the Custom Retirement 2030 Fund Benchmark is updated quarterly.  As of December 31, 2017, the components of the Custom Retirement 2030 Fund Benchmark were as follows: Russell 1000 Index (32.80%), Russell 2000 Index (9.20%), MSCI ACWI ex US IMI Net Dividend Index (20.00%), Bloomberg Barclays US Aggregate Bond Index (24.00%), S&P Global ex-U.S. REIT Net Dividend Index (0.94%), MSCI US REIT Index (1.88%), S&P Global Infrastructure Index (0.94%), S&P Global Natural Resources Index (0.94%), Bloomberg Commodity Index (0.94%), S&P/LSTA Leveraged Loan Index (0.94%), Bloomberg Barclays US TIPS Index (2.82%), Bloomberg Barclays US TIPS 0-5 Year Index (1.80%) and 3-Month US Treasury Bills (2.80%).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

KP Retirement Path 2030 Fund	1 Year	Since Inception (01/10/2014)
Fund Returns Before Taxes	16.93%	6.73%
Fund Returns After Taxes on Distributions	15.38%	5.45%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	9.88%	4.67%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	21.83%	12.13%
S&P Target Date 2030 Index (reflects no deduction for fees, expenses, or taxes)	16.19%	7.37%
Custom Retirement 2030 Fund Benchmark (reflects no deduction for fees, expenses, or taxes)	15.53%	6.64%

Investment Adviser

Callan LLC

Portfolio Managers

Gregory C. Allen, CEO, Chief Research Officer and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

Mark Andersen, Senior Vice President and Co-Portfolio Manager, has managed the Fund since 2018.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 91 of the prospectus.

KP RETIREMENT PATH 2035 FUND

Investment Objective

The KP Retirement Path 2035 Fund (the “Fund”) seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees[1,2]	0.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.37%
Total Annual Fund Operating Expenses[3]	0.43%

[1]	Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The fees shown are the total Management Fees actually paid by the Fund to the Adviser (as defined below) during the prior fiscal year based on the allocation of Fund assets to Unaffiliated Underlying Funds during such time. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than those shown.

[2]	Rounded to 0.00%.

[3]	The Total Annual Fund Operating Expenses in this fee table may differ from the expense ratio in the Fund’s “Financial Highlights” because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$44	$138	$241	$542

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan LLC (the “Adviser”), the Fund’s investment adviser, also serves as investment adviser (“Affiliated Underlying Funds”) and other unaffiliated mutual funds (“Unaffiliated Underlying Funds” and together with Affiliated Underlying Funds, the “Underlying Funds”). Because the Fund invests in other mutual funds, it is considered a “fund of funds.”

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund’s asset allocation. The Fund’s target date year (2035) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund’s target date year (2035), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor’s assumed retirement age. In general this means that the Fund’s target allocation to equity securities will decrease and its target allocation to fixed income and inflation managed securities will increase over time in accordance with a “glide path.” The Fund’s target allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund’s target exposure to equity, fixed income, inflation managed, and real asset investments over time.

The Fund’s target asset allocation may differ from the Fund’s actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size; corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or “junk” bonds); debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations; Treasury Inflation-Protected Securities (“TIPS”); depositary receipts; real-estate-related securities (including equity and mortgage real estate investment trusts (“REITs”)); mortgage- and asset-backed securities; senior, second lien and subordinated floating rate loans; floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, credit-linked notes, structured notes, futures contracts and forward contracts.

Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Asset Allocation Risk — The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

Investment in Underlying Funds Risk — The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses of the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and Underlying Fund allocation.

•	Allocation Risk — With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund’s investment adviser’s judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Underlying Fund’s performance.

•	Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

•	Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

•	Common Stock Risk — The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

•	Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

•	Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

•	Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

•	Currency Risk — As a result of an Underlying Fund’s investments in securities or other instruments denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

•	Depositary Receipts Risk — Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

•	Derivatives Risk — An Underlying Fund’s use of futures contracts, forward contracts, credit-linked notes, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund’s share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund’s use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument. An Underlying Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

•	Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

•	Fixed Income Market Risk — The prices of an Underlying Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

•	Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

•	Foreign Sovereign Debt Securities Risk — The risk that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there may be no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

•	Geographic Concentration Risk — An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

•	Income Fluctuations Risk — An Underlying Fund’s income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

•	Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will generally fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

•	Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

•	Large Capitalization Companies Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

•	Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

•	Mortgage Dollar Rolls Risk — An Underlying Fund’s use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Underlying Fund. At the time an Underlying Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by an Underlying Fund.

•	Municipal Securities Risk — There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of an Underlying Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

•	Passive Sub-strategy Risk — A certain portion of an Underlying Fund's assets (i.e., a sub-strategy) may not be actively managed. Instead, such sub-strategy may be managed to track the performance of an unmanaged index of securities. As a result, the sub-strategy will hold constituent securities of its index regardless of the current or projected performance of a specific security or a particular industry or market sector, which could cause the Underlying Fund’s return to be lower than if the sub-strategy were managed pursuant to an active strategy. In addition, the return of the sub-strategy may not match or achieve a high degree of correlation with the returns of its index due to expenses and transaction costs, the unavailability of securities included in the index for purchase, the timing of cash flows into and out of such portion, and other reasons.

•	Portfolio Turnover Risk — Due to its investment strategy, an Underlying Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

•	Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates.

•	Senior Loans/Bank Loans Risk — With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower, assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

•	Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which an Underlying Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization stocks may be less liquid than the market for larger capitalization stocks.

•	U.S. Government Securities Risk — An Underlying Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

Retirement Income Risk — The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor’s ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor’s expected retirement date, the investor’s individual retirement needs, the investor’s other sources of income and other assets, and inflation. The Fund’s glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of his or her investment in the Fund. The Fund is considered a “through retirement” fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor’s assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of his or her investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of his or her investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund’s glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving his or her income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2035 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund’s website at www.kp-funds.com.

BEST QUARTER	WORST QUARTER
5.40%	(7.07)%
(3/31/2017)	(9/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of two broad-based indices, the S&P 500 Index and S&P Target Date 2035 Index, and those of the Custom Retirement 2035 Fund Benchmark, an index developed by the Adviser that has investment characteristics similar to those of the Fund. The composition of the Custom Retirement 2035 Fund Benchmark is updated quarterly.  As of December 31, 2017, the components of the Custom Retirement 2035 Fund Benchmark were as follows: Russell 1000 Index (35.20%), Russell 2000 Index (11.20%), MSCI ACWI ex US IMI Net Dividend Index (24.40%), Bloomberg Barclays US Aggregate Bond Index (19.60%), S&P Global ex-U.S. REIT Net Dividend Index (0.84%), MSCI US REIT Index (1.68%), S&P Global Infrastructure Index (0.84%), S&P Global Natural Resources Index (0.84%), Bloomberg Commodity Index (0.84%), S&P/LSTA Leveraged Loan Index (0.84%), Bloomberg Barclays US TIPS Index (2.52%), Bloomberg Barclays US TIPS 0-5 Year Index (0.40%) and 3-Month US Treasury Bills (0.80%).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

KP Retirement Path 2035 Fund	1 Year	Since Inception (01/10/2014)
Fund Returns Before Taxes	18.93%	7.31%
Fund Returns After Taxes on Distributions	17.35%	6.02%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	11.01%	5.12%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	21.83%	12.13%
S&P Target Date 2035 Index (reflects no deduction for fees, expenses, or taxes)	16.19%	7.17%
Custom Retirement 2035 Fund Benchmark (reflects no deduction for fees, expenses, or taxes)	17.37%	7.24%

Investment Adviser

Callan LLC

Portfolio Managers

Gregory C. Allen, CEO, Chief Research Officer and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

Mark Andersen, Senior Vice President and Co-Portfolio Manager, has managed the Fund since 2018.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 91 of the prospectus.

KP RETIREMENT PATH 2040 FUND

Investment Objective

The KP Retirement Path 2040 Fund (the “Fund”) seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees[1,2]	0.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.38%
Total Annual Fund Operating Expenses[3]	0.44%

[1]	Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The fees shown are the total Management Fees actually paid by the Fund to the Adviser (as defined below) during the prior fiscal year based on the allocation of Fund assets to Unaffiliated Underlying Funds during such time. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than those shown.

[2]	Rounded to 0.00%.

[3]	The Total Annual Fund Operating Expenses in this fee table may differ from the expense ratio in the Fund’s “Financial Highlights” because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$45	$141	$246	$555

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan LLC (the “Adviser”), the Fund’s investment adviser, also serves as investment adviser (“Affiliated Underlying Funds”) and other unaffiliated mutual funds (“Unaffiliated Underlying Funds” and together with Affiliated Underlying Funds, the “Underlying Funds”). Because the Fund invests in other mutual funds, it is considered a “fund of funds.”

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund’s asset allocation. The Fund’s target date year (2040) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund’s target date year (2040), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor’s assumed retirement age. In general this means that the Fund’s target allocation to equity securities will decrease and its target allocation to fixed income and inflation managed securities will increase over time in accordance with a “glide path.” The Fund’s target allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund’s target exposure to equity, fixed income, inflation managed, and real asset investments over time.

The Fund’s target asset allocation may differ from the Fund’s actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size; corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or “junk” bonds); debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations; Treasury Inflation-Protected Securities (“TIPS”); depositary receipts; real-estate-related securities (including equity and mortgage real estate investment trusts (“REITs”)); mortgage- and asset-backed securities; senior, second lien and subordinated floating rate loans; floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, credit-linked notes, structured notes, futures contracts and forward contracts.

Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Asset Allocation Risk — The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

Investment in Underlying Funds Risk — The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses of the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and Underlying Fund allocation.

•	Allocation Risk — With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund’s investment adviser’s judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Underlying Fund’s performance.

•	Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

•	Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

•	Common Stock Risk — The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

•	Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

•	Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

•	Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

•	Currency Risk — As a result of an Underlying Fund’s investments in securities or other instruments denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

•	Depositary Receipts Risk — Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

•	Derivatives Risk — An Underlying Fund’s use of futures contracts, forward contracts, credit-linked notes, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund’s share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund’s use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument. An Underlying Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

•	Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

•	Fixed Income Market Risk — The prices of an Underlying Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

•	Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

•	Foreign Sovereign Debt Securities Risk — The risk that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there may be no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

•	Geographic Concentration Risk — An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

•	Income Fluctuations Risk — An Underlying Fund’s income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

•	Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will generally fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

•	Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

•	Large Capitalization Companies Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

•	Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

•	Mortgage Dollar Rolls Risk — An Underlying Fund’s use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Underlying Fund. At the time an Underlying Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by an Underlying Fund.

•	Municipal Securities Risk — There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of an Underlying Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

•	Portfolio Turnover Risk — Due to its investment strategy, an Underlying Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

•	Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates.

•	Passive Sub-strategy Risk — A certain portion of an Underlying Fund's assets (i.e., a sub-strategy) may not be actively managed. Instead, such sub-strategy may be managed to track the performance of an unmanaged index of securities. As a result, the sub-strategy will hold constituent securities of its index regardless of the current or projected performance of a specific security or a particular industry or market sector, which could cause the Underlying Fund’s return to be lower than if the sub-strategy were managed pursuant to an active strategy. In addition, the return of the sub-strategy may not match or achieve a high degree of correlation with the returns of its index due to expenses and transaction costs, the unavailability of securities included in the index for purchase, the timing of cash flows into and out of such portion, and other reasons.

•	Senior Loans/Bank Loans Risk — With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower, assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

•	Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which an Underlying Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization stocks may be less liquid than the market for larger capitalization stocks.

•	U.S. Government Securities Risk — An Underlying Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

Retirement Income Risk — The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor’s ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor’s expected retirement date, the investor’s individual retirement needs, the investor’s other sources of income and other assets, and inflation. The Fund’s glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of his or her investment in the Fund. The Fund is considered a “through retirement” fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor’s assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of his or her investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of his or her investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund’s glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving his or her income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2040 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund’s website at www.kp-funds.com.

BEST QUARTER	WORST QUARTER
5.78%	(7.64)%
(3/31/2017)	(9/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of two broad-based indices, the S&P 500 Index and S&P Target Date 2040 Index, and those of the Custom Retirement 2040 Fund Benchmark, an index developed by the Adviser that has investment characteristics similar to those of the Fund. The composition of the Custom Retirement 2040 Fund Benchmark is updated quarterly.  As of December 31, 2017, the components of the Custom Retirement 2040 Fund Benchmark were as follows: Russell 1000 Index (36.60%), Russell 2000 Index (12.60%), MSCI ACWI ex US IMI Net Dividend Index (27.80%), Bloomberg Barclays US Aggregate Bond Index (16.20%), S&P Global ex-U.S. REIT Net Dividend Index (0.68%), MSCI US REIT Index (1.36%), S&P Global Infrastructure Index (0.68%), S&P Global Natural Resources Index (0.68%), Bloomberg Commodity Index (0.68%), S&P/LSTA Leveraged Loan Index (0.68%), Bloomberg Barclays US TIPS Index (2.04%), Bloomberg Barclays US TIPS 0-5 Year Index (0.00%) and 3-Month US Treasury Bills (0.00%).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

KP Retirement Path 2040 Fund	1 Year	Since Inception (01/10/2014)
Fund Returns Before Taxes	20.28%	7.68%
Fund Returns After Taxes on Distributions	18.67%	6.38%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	11.79%	5.41%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	21.83%	12.13%
S&P Target Date 2040 Index (reflects no deduction for fees, expenses, or taxes)	18.87%	8.22%
Custom Retirement 2040 Fund Benchmark (reflects no deduction for fees, expenses, or taxes)	18.58%	7.60%

Investment Adviser

Callan LLC

Portfolio Managers

Gregory C. Allen, CEO, Chief Research Officer and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

Mark Andersen, Senior Vice President and Co-Portfolio Manager, has managed the Fund since 2018.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 91 of the prospectus.

KP RETIREMENT PATH 2045 FUND

Investment Objective

The KP Retirement Path 2045 Fund (the “Fund”) seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees[1,2]	0.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.39%
Total Annual Fund Operating Expenses[3]	0.45%

[1]	Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The fees shown are the total Management Fees actually paid by the Fund to the Adviser (as defined below) during the prior fiscal year based on the allocation of Fund assets to Unaffiliated Underlying Funds during such time. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than those shown.

[2]	Rounded to 0.00%.

[3]	The Total Annual Fund Operating Expenses in this fee table may differ from the expense ratio in the Fund’s “Financial Highlights” because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan LLC (the “Adviser”), the Fund’s investment adviser, also serves as investment adviser (“Affiliated Underlying Funds”) and other unaffiliated mutual funds (“Unaffiliated Underlying Funds” and together with Affiliated Underlying Funds, the “Underlying Funds”). Because the Fund invests in other mutual funds, it is considered a “fund of funds.”

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund’s asset allocation. The Fund’s target date year (2045) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund’s target date year (2045), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor’s assumed retirement age. In general this means that the Fund’s target allocation to equity securities will decrease and its target allocation to fixed income and inflation managed securities will increase over time in accordance with a “glide path.” The Fund’s target allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund’s target exposure to equity, fixed income, inflation managed, and real asset investments over time.

The Fund’s target asset allocation may differ from the Fund’s actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size; corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or “junk” bonds); debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations; Treasury Inflation-Protected Securities (“TIPS”); depositary receipts; real-estate-related securities (including equity and mortgage real estate investment trusts (“REITs”)); mortgage- and asset-backed securities; senior, second lien and subordinated floating rate loans; floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, credit-linked notes, structured notes, futures contracts and forward contracts.

Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Asset Allocation Risk — The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

Investment in Underlying Funds Risk — The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses of the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and Underlying Fund allocation.

•	Allocation Risk — With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund’s investment adviser’s judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Underlying Fund’s performance.

•	Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

•	Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

•	Common Stock Risk — The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

•	Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

•	Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

•	Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

•	Currency Risk — As a result of an Underlying Fund’s investments in securities or other instruments denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

•	Depositary Receipts Risk — Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

•	Derivatives Risk — An Underlying Fund’s use of futures contracts, forward contracts, credit-linked notes, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund’s share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund’s use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument. An Underlying Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

•	Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

•	Fixed Income Market Risk — The prices of an Underlying Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

•	Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

•	Foreign Sovereign Debt Securities Risk — The risk that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there may be no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

•	Geographic Concentration Risk — An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

•	Income Fluctuations Risk — An Underlying Fund’s income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

•	Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will generally fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

•	Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

•	Large Capitalization Companies Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

•	Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

•	Mortgage Dollar Rolls Risk — An Underlying Fund’s use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Underlying Fund. At the time an Underlying Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by an Underlying Fund.

•	Municipal Securities Risk — There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of an Underlying Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

•	Passive Sub-strategy Risk — A certain portion of an Underlying Fund's assets (i.e., a sub-strategy) may not be actively managed. Instead, such sub-strategy may be managed to track the performance of an unmanaged index of securities. As a result, the sub-strategy will hold constituent securities of its index regardless of the current or projected performance of a specific security or a particular industry or market sector, which could cause the Underlying Fund’s return to be lower than if the sub-strategy were managed pursuant to an active strategy. In addition, the return of the sub-strategy may not match or achieve a high degree of correlation with the returns of its index due to expenses and transaction costs, the unavailability of securities included in the index for purchase, the timing of cash flows into and out of such portion, and other reasons.

•	Portfolio Turnover Risk — Due to its investment strategy, an Underlying Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

•	Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates.

•	Senior Loans/Bank Loans Risk — With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower, assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

•	Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which an Underlying Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization stocks may be less liquid than the market for larger capitalization stocks.

•	U.S. Government Securities Risk — An Underlying Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

Retirement Income Risk — The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor’s ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor’s expected retirement date, the investor’s individual retirement needs, the investor’s other sources of income and other assets, and inflation. The Fund’s glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of his or her investment in the Fund. The Fund is considered a “through retirement” fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor’s assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of his or her investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of his or her investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund’s glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving his or her income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2045 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund’s website at www.kp-funds.com.

BEST QUARTER	WORST QUARTER
5.98%	(7.95)%
(3/31/2017)	(9/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of two broad-based indices, the S&P 500 Index and S&P Target Date 2045 Index, and those of the Custom Retirement 2045 Fund Benchmark, an index developed by the Adviser that has investment characteristics similar to those of the Fund. The composition of the Custom Retirement 2045 Fund Benchmark is updated quarterly.  As of December 31, 2017, the components of the Custom Retirement 2045 Fund Benchmark were as follows: Russell 1000 Index (37.60%), Russell 2000 Index (13.60%), MSCI ACWI ex US IMI Net Dividend Index (29.60%), Bloomberg Barclays US Aggregate Bond Index (13.80%), S&P Global ex-U.S. REIT Net Dividend Index (0.54%), MSCI US REIT Index (1.08%), S&P Global Infrastructure Index (0.54%), S&P Global Natural Resources Index (0.54%), Bloomberg Commodity Index (0.54%), S&P/LSTA Leveraged Loan Index (0.54%), Bloomberg Barclays US TIPS Index (1.62%), Bloomberg Barclays US TIPS 0-5 Year Index (0.00%) and 3-Month US Treasury Bills (0.00%).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

KP Retirement Path 2045 Fund	1 Year	Since Inception (01/10/2014)
Fund Returns Before Taxes	21.00%	7.82%
Fund Returns After Taxes on Distributions	19.40%	6.53%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	12.18%	5.53%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	21.83%	12.13%
S&P Target Date 2045 Index (reflects no deduction for fees, expenses, or taxes)	19.56%	8.45%
Custom Retirement 2045 Fund Benchmark (reflects no deduction for fees, expenses, or taxes)	19.29%	7.79%

Investment Adviser

Callan LLC

Portfolio Managers

Gregory C. Allen, CEO, Chief Research Officer and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

Mark Andersen, Senior Vice President and Co-Portfolio Manager, has managed the Fund since 2018.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 91 of the prospectus.

KP RETIREMENT PATH 2050 FUND

Investment Objective

The KP Retirement Path 2050 Fund (the “Fund”) seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees[1,2]	0.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.39%
Total Annual Fund Operating Expenses[3]	0.45%

[1]	Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The fees shown are the total Management Fees actually paid by the Fund to the Adviser (as defined below) during the prior fiscal year based on the allocation of Fund assets to Unaffiliated Underlying Funds during such time. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than those shown.

[2]	Rounded to 0.00%.

[3]	The Total Annual Fund Operating Expenses in this fee table may differ from the expense ratio in the Fund’s “Financial Highlights” because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan LLC (the “Adviser”), the Fund’s investment adviser, also serves as investment adviser (“Affiliated Underlying Funds”) and other unaffiliated mutual funds (“Unaffiliated Underlying Funds” and together with Affiliated Underlying Funds, the “Underlying Funds”). Because the Fund invests in other mutual funds, it is considered a “fund of funds.”

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund’s asset allocation. The Fund’s target date year (2050) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund’s target date year (2050), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor’s assumed retirement age. In general this means that the Fund’s target allocation to equity securities will decrease and its target allocation to fixed income and inflation managed securities will increase over time in accordance with a “glide path.” The Fund’s target allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund’s target exposure to equity, fixed income, inflation managed, and real asset investments over time.

The Fund’s target asset allocation may differ from the Fund’s actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size; corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or “junk” bonds); debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations; Treasury Inflation-Protected Securities (“TIPS”); depositary receipts; real-estate-related securities (including equity and mortgage real estate investment trusts (“REITs”)); mortgage- and asset-backed securities; senior, second lien and subordinated floating rate loans; floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, credit-linked notes, structured notes, futures contracts and forward contracts.

Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Asset Allocation Risk — The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

Investment in Underlying Funds Risk — The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses of the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and Underlying Fund allocation.

•	Allocation Risk — With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund’s investment adviser’s judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Underlying Fund’s performance.

•	Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

•	Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

•	Common Stock Risk — The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

•	Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

•	Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

•	Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

•	Currency Risk — As a result of an Underlying Fund’s investments in securities or other instruments denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

•	Depositary Receipts Risk — Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

•	Derivatives Risk — An Underlying Fund’s use of futures contracts, forward contracts, credit-linked notes, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund’s share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund’s use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument. An Underlying Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

•	Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

•	Fixed Income Market Risk — The prices of an Underlying Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

•	Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

•	Foreign Sovereign Debt Securities Risk — The risk that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there may be no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

•	Geographic Concentration Risk — An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

•	Income Fluctuations Risk — An Underlying Fund’s income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

•	Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will generally fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

•	Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

•	Large Capitalization Companies Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

•	Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

•	Mortgage Dollar Rolls Risk — An Underlying Fund’s use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Underlying Fund. At the time an Underlying Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by an Underlying Fund.

•	Municipal Securities Risk — There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of an Underlying Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

•	Passive Sub-strategy Risk — A certain portion of an Underlying Fund's assets (i.e., a sub-strategy) may not be actively managed. Instead, such sub-strategy may be managed to track the performance of an unmanaged index of securities. As a result, the sub-strategy will hold constituent securities of its index regardless of the current or projected performance of a specific security or a particular industry or market sector, which could cause the Underlying Fund’s return to be lower than if the sub-strategy were managed pursuant to an active strategy. In addition, the return of the sub-strategy may not match or achieve a high degree of correlation with the returns of its index due to expenses and transaction costs, the unavailability of securities included in the index for purchase, the timing of cash flows into and out of such portion, and other reasons.

•	Portfolio Turnover Risk — Due to its investment strategy, an Underlying Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

•	Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates.

•	Senior Loans/Bank Loans Risk — With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower, assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

•	Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which an Underlying Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization stocks may be less liquid than the market for larger capitalization stocks.

•	U.S. Government Securities Risk — An Underlying Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

Retirement Income Risk — The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor’s ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor’s expected retirement date, the investor’s individual retirement needs, the investor’s other sources of income and other assets, and inflation. The Fund’s glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of his or her investment in the Fund. The Fund is considered a “through retirement” fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor’s assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of his or her investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of his or her investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund’s glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving his or her income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2050 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund’s website at www.kp-funds.com.

BEST QUARTER	WORST QUARTER
6.15%	(7.98)%
(3/31/2017)	(9/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of two broad-based indices, the S&P 500 Index and S&P Target Date 2050 Index, and those of the Custom Retirement 2050 Fund Benchmark, an index developed by the Adviser that has investment characteristics similar to those of the Fund. The composition of the Custom Retirement 2050 Fund Benchmark is updated quarterly.  As of December 31, 2017, the components of the Custom Retirement 2050 Fund Benchmark were as follows: Russell 1000 Index (38.60%), Russell 2000 Index (14.00%), MSCI ACWI ex US IMI Net Dividend Index (30.60%), Bloomberg Barclays US Aggregate Bond Index (11.80%), S&P Global ex-U.S. REIT Net Dividend Index (0.50%), MSCI US REIT Index (1.00%), S&P Global Infrastructure Index (0.50%), S&P Global Natural Resources Index (0.50%), Bloomberg Commodity Index (0.50%), S&P/LSTA Leveraged Loan Index (0.50%), Bloomberg Barclays US TIPS Index (1.50%), Bloomberg Barclays US TIPS 0-5 Year Index (0.00%) and 3-Month US Treasury Bills (0.00%).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

KP Retirement Path 2050 Fund	1 Year	Since Inception (01/10/2014)
Fund Returns Before Taxes	21.52%	7.95%
Fund Returns After Taxes on Distributions	19.94%	6.70%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	12.45%	5.64%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	21.83%	12.13%
S&P Target Date 2050 Index (reflects no deduction for fees, expenses, or taxes)	20.18%	8.65%
Custom Retirement 2050 Fund Benchmark (reflects no deduction for fees, expenses, or taxes)	19.72%	7.90%

Investment Adviser

Callan LLC

Portfolio Managers

Gregory C. Allen, CEO, Chief Research Officer and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

Mark Andersen, Senior Vice President and Co-Portfolio Manager, has managed the Fund since 2018.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 91 of the prospectus.

KP RETIREMENT PATH 2055 FUND

Investment Objective

The KP Retirement Path 2055 Fund (the “Fund”) seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees[1,2]	0.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.39%
Total Annual Fund Operating Expenses[3]	0.45%

[1]	Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The fees shown are the total Management Fees actually paid by the Fund to the Adviser (as defined below) during the prior fiscal year based on the allocation of Fund assets to Unaffiliated Underlying Funds during such time. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than those shown.

[2]	Rounded to 0.00%.

[3]	The Total Annual Fund Operating Expenses in this fee table may differ from the expense ratio in the Fund’s “Financial Highlights” because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan LLC (the “Adviser”), the Fund’s investment adviser, also serves as investment adviser (“Affiliated Underlying Funds”) and other unaffiliated mutual funds (“Unaffiliated Underlying Funds” and together with Affiliated Underlying Funds, the “Underlying Funds”). Because the Fund invests in other mutual funds, it is considered a “fund of funds.”

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund’s asset allocation. The Fund’s target date year (2055) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund’s target date year (2055), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor’s assumed retirement age. In general this means that the Fund’s target allocation to equity securities will decrease and its target allocation to fixed income and inflation managed securities will increase over time in accordance with a “glide path.” The Fund’s target allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund’s target exposure to equity, fixed income, inflation managed, and real asset investments over time.

The Fund’s target asset allocation may differ from the Fund’s actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size; corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or “junk” bonds); debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations; Treasury Inflation-Protected Securities (“TIPS”); depositary receipts; real-estate-related securities (including equity and mortgage real estate investment trusts (“REITs”)); mortgage- and asset-backed securities; senior, second lien and subordinated floating rate loans; floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, credit-linked notes, structured notes, futures contracts and forward contracts.

Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Asset Allocation Risk — The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

Investment in Underlying Funds Risk — The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses of the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and Underlying Fund allocation.

•	Allocation Risk — With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund’s investment adviser’s judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Underlying Fund’s performance.

•	Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

•	Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

•	Common Stock Risk — The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

•	Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

•	Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

•	Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

•	Currency Risk — As a result of an Underlying Fund’s investments in securities or other instruments denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

•	Depositary Receipts Risk — Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

•	Derivatives Risk — An Underlying Fund’s use of futures contracts, forward contracts, credit-linked notes, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund’s share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund’s use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument. An Underlying Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

•	Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

•	Fixed Income Market Risk — The prices of an Underlying Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

•	Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

•	Foreign Sovereign Debt Securities Risk — The risk that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there may be no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

•	Geographic Concentration Risk — An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

•	Income Fluctuations Risk — An Underlying Fund’s income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

•	Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will generally fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

•	Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

•	Large Capitalization Companies Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

•	Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

•	Mortgage Dollar Rolls Risk — An Underlying Fund’s use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Underlying Fund. At the time an Underlying Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by an Underlying Fund.

•	Municipal Securities Risk — There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of an Underlying Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

•	Passive Sub-strategy Risk — A certain portion of an Underlying Fund's assets (i.e., a sub-strategy) may not be actively managed. Instead, such sub-strategy may be managed to track the performance of an unmanaged index of securities. As a result, the sub-strategy will hold constituent securities of its index regardless of the current or projected performance of a specific security or a particular industry or market sector, which could cause the Underlying Fund’s return to be lower than if the sub-strategy were managed pursuant to an active strategy. In addition, the return of the sub-strategy may not match or achieve a high degree of correlation with the returns of its index due to expenses and transaction costs, the unavailability of securities included in the index for purchase, the timing of cash flows into and out of such portion, and other reasons.

•	Portfolio Turnover Risk — Due to its investment strategy, an Underlying Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

•	Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates.

•	Senior Loans/Bank Loans Risk — With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower, assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

•	Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which an Underlying Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization stocks may be less liquid than the market for larger capitalization stocks.

•	U.S. Government Securities Risk — An Underlying Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

Retirement Income Risk — The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor’s ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor’s expected retirement date, the investor’s individual retirement needs, the investor’s other sources of income and other assets, and inflation. The Fund’s glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of his or her investment in the Fund. The Fund is considered a “through retirement” fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor’s assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of his or her investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of his or her investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund’s glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving his or her income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2055 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund’s website at www.kp-funds.com.

BEST QUARTER	WORST QUARTER
6.07%	(7.88)%
(3/31/2017)	(9/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of two broad-based indices, the S&P 500 Index and S&P Target Date 2055+ Index, and those of the Custom Retirement 2055 Fund Benchmark, an index developed by the Adviser that has investment characteristics similar to those of the Fund. The composition of the Custom Retirement 2055 Fund Benchmark is updated quarterly.  As of December 31, 2017, the components of the Custom Retirement 2055 Fund Benchmark were as follows: Russell 1000 Index (39.00%), Russell 2000 Index (14.00%), MSCI ACWI ex US IMI Net Dividend Index (31.00%), Bloomberg Barclays US Aggregate Bond Index (11.00%), S&P Global ex-U.S. REIT Net Dividend Index (0.50%), MSCI US REIT Index (1.00%), S&P Global Infrastructure Index (0.50%), S&P Global Natural Resources Index (0.50%), Bloomberg Commodity Index (0.50%), S&P/LSTA Leveraged Loan Index (0.50%), Bloomberg Barclays US TIPS Index (1.50%), Bloomberg Barclays US TIPS 0-5 Year Index (0.00%) and 3-Month US Treasury Bills (0.00%).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

KP Retirement Path 2055 Fund	1 Year	Since Inception (01/10/2014)
Fund Returns Before Taxes	21.59%	8.00%
Fund Returns After Taxes on Distributions	20.10%	6.73%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	12.42%	5.66%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	21.83%	12.13%
S&P Target Date 2055+ Index (reflects no deduction for fees, expenses, or taxes)	20.48%	8.75%
Custom Retirement 2055 Fund Benchmark (reflects no deduction for fees, expenses, or taxes)	19.85%	7.93%

Investment Adviser

Callan LLC

Portfolio Managers

Gregory C. Allen, CEO, Chief Research Officer and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

Mark Andersen, Senior Vice President and Co-Portfolio Manager, has managed the Fund since 2018.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 91 of the prospectus.

KP RETIREMENT PATH 2060 FUND

Investment Objective

The KP Retirement Path 2060 Fund (the “Fund”) seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees[1,2]	0.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.39%
Total Annual Fund Operating Expenses[3]	0.46%

[1]	Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The fees shown are the total Management Fees actually paid by the Fund to the Adviser (as defined below) during the prior fiscal year based on the allocation of Fund assets to Unaffiliated Underlying Funds during such time. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than those shown.

[2]	Rounded to 0.00%.

[3]	The Total Annual Fund Operating Expenses in this fee table may differ from the expense ratio in the Fund’s “Financial Highlights” because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$47	$148	$258	$579

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan LLC (the “Adviser”), the Fund’s investment adviser, also serves as investment adviser (“Affiliated Underlying Funds”) and other unaffiliated mutual funds (“Unaffiliated Underlying Funds” and together with Affiliated Underlying Funds, the “Underlying Funds”). Because the Fund invests in other mutual funds, it is considered a “fund of funds.”

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund’s asset allocation. The Fund’s target date year (2060) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund’s target date year (2060), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor’s assumed retirement age. In general this means that the Fund’s target allocation to equity securities will decrease and its target allocation to fixed income and inflation managed securities will increase over time in accordance with a “glide path.” The Fund’s target allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund’s target exposure to equity, fixed income, inflation managed, and real asset investments over time.

The Fund’s target asset allocation may differ from the Fund’s actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size; corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or “junk” bonds); debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations; Treasury Inflation-Protected Securities (“TIPS”); depositary receipts; real-estate-related securities (including equity and mortgage real estate investment trusts (“REITs”)); mortgage- and asset-backed securities; senior, second lien and subordinated floating rate loans; floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, credit-linked notes, structured notes, futures contracts and forward contracts.

Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Asset Allocation Risk — The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

Investment in Underlying Funds Risk — The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses of the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and Underlying Fund allocation.

•	Allocation Risk — With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund’s investment adviser’s judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Underlying Fund’s performance.

•	Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

•	Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

•	Common Stock Risk — The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

•	Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

•	Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

•	Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

•	Currency Risk — As a result of an Underlying Fund’s investments in securities or other instruments denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

•	Depositary Receipts Risk — Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

•	Derivatives Risk — An Underlying Fund’s use of futures contracts, forward contracts, credit-linked notes, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund’s share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund’s use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument. An Underlying Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

•	Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

•	Fixed Income Market Risk — The prices of an Underlying Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

•	Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

•	Foreign Sovereign Debt Securities Risk — The risk that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there may be no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

•	Geographic Concentration Risk — An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

•	Income Fluctuations Risk — An Underlying Fund’s income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

•	Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will generally fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

•	Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

•	Large Capitalization Companies Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

•	Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

•	Mortgage Dollar Rolls Risk — An Underlying Fund’s use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Underlying Fund. At the time an Underlying Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by an Underlying Fund.

•	Municipal Securities Risk — There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of an Underlying Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

•	Passive Sub-strategy Risk — A certain portion of an Underlying Fund's assets (i.e., a sub-strategy) may not be actively managed. Instead, such sub-strategy may be managed to track the performance of an unmanaged index of securities. As a result, the sub-strategy will hold constituent securities of its index regardless of the current or projected performance of a specific security or a particular industry or market sector, which could cause the Underlying Fund’s return to be lower than if the sub-strategy were managed pursuant to an active strategy. In addition, the return of the sub-strategy may not match or achieve a high degree of correlation with the returns of its index due to expenses and transaction costs, the unavailability of securities included in the index for purchase, the timing of cash flows into and out of such portion, and other reasons.

•	Portfolio Turnover Risk — Due to its investment strategy, an Underlying Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

•	Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates.

•	Senior Loans/Bank Loans Risk — With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower, assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

•	Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which an Underlying Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization stocks may be less liquid than the market for larger capitalization stocks.

•	U.S. Government Securities Risk — An Underlying Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

Retirement Income Risk — The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor’s ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor’s expected retirement date, the investor’s individual retirement needs, the investor’s other sources of income and other assets, and inflation. The Fund’s glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of his or her investment in the Fund. The Fund is considered a “through retirement” fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor’s assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of his or her investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of his or her investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund’s glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving his or her income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2060 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund’s website at www.kp-funds.com.

BEST QUARTER	WORST QUARTER
6.13%	(7.90)%
(3/31/2017)	(9/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of two broad-based indices, the S&P 500 Index and S&P Target Date 2055+ Index, and those of the Custom Retirement 2060 Fund Benchmark, an index developed by the Adviser that has investment characteristics similar to those of the Fund. The composition of the Custom Retirement 2060 Fund Benchmark is updated quarterly.  As of December 31, 2017, the components of the Custom Retirement 2060 Fund Benchmark were as follows: Russell 1000 Index (39.00%), Russell 2000 Index (14.00%), MSCI ACWI ex US IMI Net Dividend Index (31.00%), Bloomberg Barclays US Aggregate Bond Index (11.00%), S&P Global ex-U.S. REIT Net Dividend Index (0.50%), MSCI US REIT Index (1.00%), S&P Global Infrastructure Index (0.50%), S&P Global Natural Resources Index (0.50%), Bloomberg Commodity Index (0.50%), S&P/LSTA Leveraged Loan Index (0.50%), Bloomberg Barclays US TIPS Index (1.50%), Bloomberg Barclays US TIPS 0-5 Year Index (0.00%) and 3-Month US Treasury Bills (0.00%).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

KP Retirement Path 2060 Fund	1 Year	Since Inception (01/10/2014)
Fund Returns Before Taxes	21.66%	8.04%
Fund Returns After Taxes on Distributions	19.93%	6.73%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	12.63%	5.68%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	21.83%	12.13%
S&P Target Date 2055+ Index (reflects no deduction for fees, expenses, or taxes)	20.48%	8.75%
Custom Retirement 2060 Fund Benchmark (reflects no deduction for fees, expenses, or taxes)	19.85%	7.93%

Investment Adviser

Callan LLC

Portfolio Managers

Gregory C. Allen, CEO, Chief Research Officer and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

Mark Andersen, Senior Vice President and Co-Portfolio Manager, has managed the Fund since 2018.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 91 of the prospectus.

Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

There are no initial or subsequent minimum purchase amounts for the Funds. Shares of each Fund are offered exclusively to participants in retirement plans specified by Kaiser Foundation Health Plan, Inc. (“Eligible Plans”). Any individual with an account under an Eligible Plan may purchase shares of each Fund. Fund shares can only be purchased or redeemed through the administrative and recordkeeping service provider of an Eligible Plan (a “Recordkeeper”), and, therefore, you should contact the Recordkeeper of your Eligible Plan for information on how to purchase or redeem Fund shares. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business.

Tax Information

Please consult your tax advisor regarding your specific questions about U.S. federal, state, and local income taxes. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary relates solely to investors holding their shares through a tax-deferred account.

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through a 401(k) Plan, 403(b) Plan or any other employer-sponsored retirement or savings plan that qualifies for tax-advantaged treatment under federal income tax laws. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Redemptions of Fund shares resulting in withdrawals from the plan are subject to numerous complex and special tax rules and may be subject to a penalty tax in the case of premature withdrawals. If you have questions about the tax consequences of 401(k) Plan or 403(b) Plan withdrawals, you should consult your tax advisor.

This summary is based on current tax laws, which may change. More information on taxes is in the Funds’ Statement of Additional Information ("SAI").

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

More Information About the Funds

Each of the KP Retirement Path 2015 Fund, KP Retirement Path 2020 Fund, KP Retirement Path 2025 Fund, KP Retirement Path 2030 Fund, KP Retirement Path 2035 Fund, KP Retirement Path 2040 Fund, KP Retirement Path 2045 Fund, KP Retirement Path 2050 Fund, KP Retirement Path 2055 Fund and KP Retirement Path 2060 Fund (each, a “Fund” and together, the “Funds”) has its own distinct target asset allocation range based on its investment goals and risk tolerances. Each Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan LLC, the Fund’s investment adviser, also serves as investment adviser (“Affiliated Underlying Funds”) and other unaffiliated mutual funds (“Unaffiliated Underlying Funds” and together with Affiliated Underlying Funds, the “Underlying Funds”). The Underlying Funds use a broad array of investment styles and may invest in many types of assets in accordance with their own investment objectives and will be used by the Funds to meet their target asset allocations and investment styles. The Funds are designed to provide investors with investment management, asset allocation and ongoing reallocation over time. Because the Funds invest in other mutual funds, each Fund is considered a “fund of funds.” A fund of funds bears its own direct expenses in addition to bearing a proportionate share of expenses charged to the underlying funds in which it invests. Each Fund will invest in the least expensive class of shares of an Underlying Fund that it is eligible to purchase.

Each Fund is managed based on the specific target date included in its name and assumes an investor will retire or reach his or her other investment goal at or near the target date and likely will stop making new investments in the Fund and start making withdrawals gradually thereafter. A Fund’s target date does not necessarily represent the specific year an investor expects to need his or her assets. It is intended only as a general guide.

Investor Profile

The Funds are designed to offer investors a professionally managed investment program that simplifies the investment management of an investor’s assets prior to, and continuing after, the investor’s retirement or other investment goal. The main component of the investment program of the Funds is the ongoing reallocation of the investor’s assets among various asset classes.

The Funds may be suitable for investors who:

–	seek a diversified portfolio of stocks, bonds and inflation-protecting assets,
–	seek long-term growth of capital,
–	have a long-term investment perspective, and
–	are willing to withstand losses over the short- and intermediate-term.

More Information About the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks

The Funds’ Investment Objectives

The investment objective of each Fund is to seek to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund. The investment objective of each Fund is fundamental and cannot be changed without shareholder approval.

The Funds’ Principal Investment Strategies

Each Fund pursues its investment objective by investing in a combination of Underlying Funds. Each Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund’s asset allocation. Each Fund’s target date year refers to the approximate year an investor in the Fund would plan to retire and likely would stop making new investments in the Fund. Each Fund is intended for an investor who anticipates retiring at or about the target date year and plans to withdraw the value of his or her account in the Fund gradually after retirement. The target asset allocation will change to become increasingly conservative as each Fund approaches its target date year, and for five years thereafter. In general, each Fund’s target allocation to equity securities will decrease and its target allocation to fixed income and inflation managed securities will increase as the Fund approaches its target date year in accordance with the “glide path” illustrated below under the section entitled “The Funds’ Asset Allocation Strategies.” Each Fund’s target allocation to real assets will remain within a relatively narrow range over time.

Each Fund’s target asset allocation may differ from the Fund’s actual asset allocation. The Adviser regularly reviews each Fund’s actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions for each Fund, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size; corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or “junk” bonds); debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations; TIPS; depositary receipts; real-estate-related securities (including equity and mortgage REITs); mortgage- and asset-backed securities; senior, second lien and subordinated floating rate loans; floating rate debt securities; and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, credit-linked notes, structured notes, futures contracts and forward contracts. An Underlying Fund’s prospectus may disclose the methodology used by an Underlying Fund to determine whether an issuer is a U.S. or foreign company.

During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund’s objectives. Of course, there is no guarantee that any Fund will achieve its investment goal.

The Funds’ Asset Allocation Strategies

The following graph illustrates how the target allocation to asset classes for each Fund will change over time according to the predetermined glide path.

As the glide path shows, each Fund’s target asset mix becomes more conservative as the Fund’s target retirement date approaches. This reflects the need for reduced investment risk as retirement approaches and the need for greater certainty of income after retiring. The Funds’ actual asset allocations may differ from the allocations shown in the glide path. The Adviser reserves the right to modify the glide path from time to time should circumstances warrant.

While the glide path illustrates the target allocations to the various asset classes over time, differences in the performance of Underlying Funds and the size and frequency of purchase and redemption orders, as well as the Adviser’s use of strategic allocations to take advantage of short to intermediate term investment opportunities, may affect a Fund’s actual allocations. The following table shows each Fund’s target asset allocation range among the various assets classes for various points in time as the Fund’s target retirement date approaches.

Years to Target Date	45	40	35	30	25	20	15	10	5	0	-5
Large Cap Equity	34%-44%	34%-44%	34%-44%	33%-43%	32%-42%	31%-41%	29%-39%	26%-36%	21%-31%	16%-26%	13%-23%
Small Cap Equity	9%-19%	9%-19%	9%-19%	9%-19%	8%-18%	7%-17%	5%-15%	3%-13%	1%-11%	0%-9%	0%-8%
International Equity	26%-36%	26%-36%	26%-36%	25%-35%	24%-34%	21%-31%	17%-27%	12%-22%	8%-18%	4%-14%	2%-12%
Intermediate Fixed Income	6%-16%	6%-16%	6%-16%	8%-18%	10%-20%	13%-23%	17%-27%	22%-32%	28%-38%	35%-45%	39%-49%
Short-Term Fixed Income	0%-5%	0%-5%	0%-5%	0%-5%	0%-5%	0%-5%	0%-7%	0%-9%	2%-12%	4%-14%	5%-15%
Inflation Managed	0%-5%	0%-5%	0%-5%	0%-5%	0%-5%	0%-5%	0%-6%	0%-8%	0%-10%	2%-12%	3%-13%
Real Assets	0%-10%	0%-10%	0%-10%	0%-10%	1%-11%	3%-13%	4%-14%	5%-15%	5%-15%	5%-15%	5%-15%

As shown above, the portfolios of the Funds with an earlier target retirement date are more heavily allocated to fixed income and inflation managed securities; therefore these Funds represent a more conservative approach. Funds with later target retirement dates take a more aggressive approach by allocating a greater amount of their assets to equity securities than fixed income and inflation managed securities.

The Funds’ Principal Risks

The Funds are intended for investors seeking an investment option whose asset mix becomes more conservative over time, and who are willing to accept the risks associated with the Funds’ asset allocation strategies. In general, a Fund with a later target retirement date is expected to be more volatile than a Fund with an earlier target retirement date.

For more information on the principal risks of investing in a Fund, please see the “Principal Risks” section of the Fund’s Summary Section and the section “Principal Risks of the Underlying Funds” in this prospectus.

The Funds’ Investments in Underlying Funds

The following table shows the Underlying Funds in which each Fund may invest and the Fund's target asset allocation to each Underlying Fund over time. The allocations may not add to 100% due to rounding.

Years to Target Date	45	40	35	30	25	20	15	10	5	0	-5
Equity
Large Cap
KP Large Cap Equity Fund	34%-44%	34%-44%	34%-44%	33%-43%	32%-42%	31%-41%	29%-39%	26%-36%	21%-31%	16%-26%	13%-23%
Small Cap
KP Small Cap Equity Fund	9%-19%	9%-19%	9%-19%	9%-19%	8%-18%	7%-17%	5%-15%	3%-13%	1%-11%	0%-9%	0%-8%
International
KP International Equity Fund	26%-36%	26%-36%	26%-36%	25%-35%	24%-34%	21%-31%	17%-27%	12%-22%	8%-18%	4%-14%	2%-12%
TOTAL EQUITY	69%-99%	69%-99%	69%-99%	67%-97%	64%-94%	59%-89%	51%-81%	41%-71%	30%-60%	20%-49%	15%-43%

Fixed Income
Short-Term Bond
Unaffiliated Short-Term Bond Index Fund	0%-5%	0%-5%	0%-5%	0%-5%	0%-5%	0%-5%	0%-7%	0%-9%	2%-12%	4%-14%	5%-15%
Intermediate-Term Bond
KP Fixed Income Fund	6%-16%	6%-16%	6%-16%	8%-18%	10%-20%	13%-23%	17%-27%	22%-32%	28%-38%	35%-45%	39%-49%
TOTAL FIXED INCOME	6%-21%	6%-21%	6%-21%	8%-23%	10%-25%	13%-28%	17%-34%	22%-41%	30%-50%	39%-59%	44%-64%

Inflation Managed
Unaffiliated Short-Term Inflation- Protected Securities Fund	0%-5%	0%-5%	0%-5%	0%-5%	0%-5%	0%-5%	0%-6%	0%-8%	0%-10%	2%-12%	3%-13%

TOTAL INFLATION MANAGED	0%-5%	0%-5%	0%-5%	0%-5%	0%-5%	0%-5%	0%-6%	0%-8%	0%-10%	2%-12%	3%-13%

Real Assets
Unaffiliated Commodity Strategy Fund	0.0%-1.0%	0.0%-1.0%	0.0%-1.0%	0.0%-1.0%	0.1%-1.1%	0.3%-1.3%	0.4%-1.4%	0.5%-1.5%	0.5%-1.5%	0.5%-1.5%	0.5%-1.5%
Unaffiliated International Real Estate Securities Fund	0.0%-1.0%	0.0%-1.0%	0.0%-1.0%	0.0%-1.0%	0.1%-1.1%	0.3%-1.3%	0.4%-1.4%	0.5%-1.5%	0.5%-1.5%	0.5%-1.5%	0.5%-1.5%
Unaffiliated Global Listed Infrastructure Fund	0.0%-1.0%	0.0%-1.0%	0.0%-1.0%	0.0%-1.0%	0.1%-1.1%	0.3%-1.3%	0.4%-1.4%	0.5%-1.5%	0.5%-1.5%	0.5%-1.5%	0.5%-1.5%
Unaffiliated Natural Resources Fund	0.0%-1.0%	0.0%-1.0%	0.0%-1.0%	0.0%-1.0%	0.1%-1.1%	0.3%-1.3%	0.4%-1.4%	0.5%-1.5%	0.5%-1.5%	0.5%-1.5%	0.5%-1.5%
Unaffiliated Real Estate Securities Fund	0.0%-2.0%	0.0%-2.0%	0.0%-2.0%	0.0%-2.0%	0.2%-2.2%	0.6%-2.6%	0.8%-2.8%	1.0%-3.0%	1.0%-3.0%	1.0%-3.0%	1.0%-3.0%

Unaffiliated Institutional Floating Rate Fund	0.0%-1.0%	0.0%-1.0%	0.0%-1.0%	0.0%-1.0%	0.1%-1.1%	0.3%-1.3%	0.4%-1.4%	0.5%-1.5%	0.5%-1.5%	0.5%-1.5%	0.5%-1.5%
Unaffiliated Inflation- Protected Securities Fund	0.0%-3.0%	0.0%-3.0%	0.0%-3.0%	0.0%-3.0%	0.3%-3.3%	0.9%-3.9%	1.2%-4.2%	1.5%-4.5%	1.5%-4.5%	1.5%-4.5%	1.5%-4.5%
TOTAL REAL ASSETS	0%-10%	0%-10%	0%-10%	0%-10%	1%-11%	3%-13%	4%-14%	5%-15%	5%-15%	5%-15%	5%-15%

The Adviser may exclude one or more Underlying Funds from a Fund’s asset allocation strategy at any given time. For additional details regarding how the Adviser determines the Funds’ Underlying Fund and asset class allocations, please refer back to the “Principal Investment Strategies” section in the Fund Summary sections and the section “More Information About the Funds’ Investment Strategies and Risks: The Funds’ Principal Investment Strategies” in this prospectus. The Adviser reserves the right to substitute other Underlying Funds and add additional Underlying Funds from time to time in its sole discretion.

Description of the Underlying Funds

The Funds invest primarily in the Underlying Funds, both Affiliated Underlying Funds and Unaffiliated Underlying Funds. Therefore, each Fund’s investment performance is directly related to the investment performance of these Underlying Funds. The following provides a brief description of the principal investment strategies of the current Underlying Funds. Additional information about the Underlying Funds is provided in the Underlying Funds’ prospectuses.

Affiliated Underlying Funds

KP Large Cap Equity Fund

Investment Objective

The KP Large Cap Equity Fund seeks long-term capital appreciation primarily through investments in a diversified portfolio of large cap equity securities.

Investment Strategy

Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies. For purposes of the fund’s 80% policy, equity securities consist of common stocks, preferred stocks, bonds, notes and debentures convertible into common stocks (i.e., convertible securities), depositary receipts, rights and warrants, exchange-traded funds (“ETFs”) that invest in equity securities and derivatives with economic characteristics similar to equity securities. The Adviser considers large capitalization companies generally to be those companies with market capitalizations within the range of market capitalizations of the companies included in the Russell 1000 Index. As of December 31, 2017, the market capitalization of companies included in the Russell 1000 Index ranged from $1.136 billion to $868.880 billion, as calculated by the index provider. The Russell 1000 Index is reconstituted annually. The fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the fund’s investment objective, the Adviser considers “long-term capital appreciation” to be capital appreciation over a period of greater than five years. The fund principally invests in securities issued by domestic and foreign issuers.

The fund uses a “multi-manager” approach, whereby the Adviser allocates the fund’s assets among a number of sub-advisers with differing investment philosophies and strategies (each, a “Sub-strategy”). The Adviser determines the target Sub-strategy allocation for the fund, identifies sub-advisers to manage the fund’s assets according to those Sub-strategies, and allocates fund assets among sub-advisers to maintain the fund’s target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on: the Adviser’s view regarding their expected contribution to excess return; their performance in managing the fund’s assets pursuant to their respective Sub-strategies; the Adviser’s confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser’s belief in their ability to take on additional assets without undermining future fund performance; and the Adviser’s confidence in the robustness of their operational, back-office, trading and compliance platforms. Each sub-adviser invests the portion of the fund’s assets allocated to it under the general supervision of the Adviser. Each of the five Sub-strategies is described below:

Passive Large Cap Equity: SSGA Funds Management, Inc. (“SSGA FM”) manages the portion of the fund’s assets allocated to the Passive Large Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The S&P 500 Index is a free float-adjusted capitalization-weighted index comprised of equity securities issued by approximately 500 of the largest U.S. companies. As of December 31, 2017, the market capitalization of companies included in the S&P 500 Index ranged from $2.671 billion to $868.880 billion, as calculated by the index provider. The S&P 500 Index is reconstituted from time to time as additions and deletions of companies included in the S&P 500 Index are made in response to corporate actions and market developments.

Under normal circumstances, SSGA FM will seek to invest at least 80% of the Sub-strategy’s assets in securities of companies included in the S&P 500 Index and futures contracts that are designed to track the S&P 500 Index.

SSGA FM seeks to replicate the returns of the S&P 500 Index by investing in the constituent securities of the S&P 500 Index in approximately their S&P 500 Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the S&P 500 Index in proportions expected to replicate generally the performance of the S&P 500 Index as a whole. In addition, from time to time, stocks are added to or removed from the S&P 500 Index.

SSGA FM may sell stocks that are represented in the S&P 500 Index, or purchase stocks that are not yet represented in the S&P 500 Index, in anticipation of their removal from or addition to the S&P 500 Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the S&P 500 Index. SSGA FM might do so in order to increase the fund’s investment exposure pending investment of cash in the stocks comprising the S&P 500 Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the S&P 500 Index in situations where it intends to sell a portion of the stocks in the fund’s portfolio but the sale has not yet been completed.

Active Large Cap Growth: T. Rowe Price Associates, Inc. (“T. Rowe Price”) manages the portion of the fund’s assets allocated to the Active Large Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest growth-oriented U.S. companies. As of December 31, 2017, the market capitalization of companies included in the Russell 1000 Growth Index ranged from $1.199 billion to $868.880 billion, as calculated by the index provider. The Russell 1000 Growth Index is reconstituted annually.

Under normal circumstances, T. Rowe Price will seek to invest at least 80% of the Sub-strategy’s net assets in the common stocks issued by a diversified group of growth companies whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index. As of December 31, 2017, the weighted median market capitalization of companies included in the Russell 1000 Growth Index was $11.879 billion. T. Rowe Price will not automatically sell or cease to purchase stocks of a company that the Sub-strategy already holds just because the company’s market capitalization falls below that level.

Pursuant to the Sub-strategy, T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. T. Rowe Price may deviate from these criteria and purchase securities that it believes will provide an opportunity for substantial appreciation. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Active Large Cap Value: Massachusetts Financial Services Company, doing business as MFS Investment Management (“MFS”), manages the portion of the fund’s assets allocated to the Active Large Cap Value Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest value-oriented U.S. companies. As of December 31, 2017, the market capitalization of companies included in the Russell 1000 Value Index ranged from $1.136 billion to $488.982 billion, as calculated by the index provider. The Russell 1000 Value Index is reconstituted annually.

Under normal circumstances, MFS will seek to invest the Sub-strategy's assets primarily in the common stocks, preferred stocks and bonds, notes and debentures convertible into common stocks of U.S. companies (i.e., convertible securities). MFS may also invest the Sub-strategy’s assets in foreign securities and depositary receipts.

MFS focuses on investing the Sub-strategy’s assets in the securities of companies that it believes are undervalued compared to their perceived worth (value companies). MFS uses an active bottom-up approach to buying and selling investments for the Sub-strategy. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

MFS may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.

Active Large Cap Core #1: AQR Capital Management, LLC (“AQR”) manages the portion of the Fund’s assets allocated to the Active Large Cap Core #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest U.S. companies. As of December 31, 2017, the market capitalization of companies included in the Russell 1000 Index ranged from $1.136 billion to $868.880 billion, as calculated by the index provider. The Russell 1000 Index is reconstituted annually.

Under normal circumstances, AQR will seek to invest the Sub-strategy’s assets primarily in equity and equity-related instruments (including, but not limited to, common stocks, preferred stocks, depositary receipts, rights and warrants, ETFs that invest in equity securities and equity index futures contracts). AQR may use ETFs and futures contracts to gain exposure to the equity market and to maintain liquidity to pay for redemptions.

The Sub-strategy’s portfolio normally will be managed by both overweighting and underweighting securities relative to the Russell 1000 Index, using AQR’s proprietary quantitative return forecasting models and systematic risk-control methods. AQR starts with the securities that are included in the Russell 1000 Index and may augment them with additional securities that are deemed to have similar characteristics. From this investment universe, AQR employs a disciplined approach emphasizing bottom-up security and industry/

sector selection decisions. AQR uses a set of value, momentum and other economic factors to generate an investment portfolio based on AQR’s security selection procedures. AQR utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each equity instrument.

Active Large Cap Core #2: PanAgora Asset Management, Inc. (“PanAgora”) manages the portion of the Fund’s assets allocated to the Active Large Cap Core #2 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest U.S. companies. As of December 31, 2017, the market capitalization of companies included in the Russell 1000 Index ranged from $1.136 billion to $868.880 billion, as calculated by the index provider. The Russell 1000 Index is reconstituted annually.

Under normal circumstances, PanAgora will seek to invest the Sub-strategy’s assets primarily in common and preferred stocks of U.S. companies with market capitalizations in the range of companies included in the Russell 1000 Index. PanAgora may also invest the Sub-strategy’s assets in ETFs or futures contracts to seek to equitize cash positions.

PanAgora believes that excess returns may be generated by investing in high-quality firms with capable management, positive momentum, and/or attractive valuations, while avoiding companies that ignore shareholder interests, and by identifying and exploiting market inefficiencies resulting from investors’ under/over reactions to market information, and other behavioral biases. Accordingly, the Sub-strategy’s asset allocations are largely driven by a proprietary contextual model that forecasts stock returns based on combinations of value, momentum and quality factors tailored to individual stocks. PanAgora evaluates the model’s buy and sell recommendations to build a portfolio that maximizes expected excess return for a given level of risk, subject to certain limitations on sector, industry and security position sizes.

KP Small Cap Equity Fund

Investment Objective

The KP Small Cap Equity Fund seeks long-term capital appreciation primarily through investments in a diversified portfolio of small cap equity securities.

Investment Strategy

Under normal circumstances, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. small capitalization companies. For purposes of the fund’s 80% policy, equity securities consist of common stocks and derivatives with economic characteristics similar to common stocks. The Adviser considers small capitalization companies generally to be those companies with market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Index. As of December 31, 2017, the market capitalization of companies included in the Russell 2000 Index ranged from $0.022 billion to $9.266 billion, as calculated by the index provider. The Russell 2000 Index is reconstituted annually.

The fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the fund’s investment objective, the Adviser considers “long-term capital appreciation” to be capital appreciation over a period of greater than five years. The fund principally invests in securities issued by domestic issuers.

The fund uses a “multi-manager” approach, whereby the Adviser allocates the fund’s assets among a number of sub-advisers with differing investment philosophies and strategies (each, a “Sub-strategy”). The Adviser determines the target Sub-strategy allocation for the fund, identifies sub-advisers to manage the fund’s assets according to those Sub-strategies, and allocates fund assets among sub-advisers to maintain the fund’s target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on: the Adviser’s view regarding their expected contribution to excess return; their performance in managing the fund’s assets pursuant to their respective Sub-strategies; the Adviser’s confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser’s belief in their ability to take on additional assets without undermining future fund performance; and the Adviser’s confidence in the robustness of their operational, back-office, trading and compliance platforms. Each sub-adviser invests the portion of the fund’s assets allocated to it under the general supervision of the Adviser. Each of the seven Sub-strategies is described below:

Passive Small Cap Equity: SSGA FM manages the portion of the fund’s assets allocated to the Passive Small Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the S&P 600 Index. The S&P 600 Index is a free float-adjusted capitalization-weighted index designed to measure the small-cap segment of the U.S. equity market, and comprised of equity securities issued by approximately 600 small-size U.S. companies. As of December 31, 2017, the market capitalization of companies included in the S&P 600 Index ranged from $0.095 billion to $9.404 billion, as calculated by the index provider. The S&P 600 Index is reconstituted from time to time as additions and deletions of companies included in the S&P 600 Index are made in response to corporate actions and market developments.

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy’s assets in securities of companies included in the S&P 600 Index and futures contracts that are designed to track the S&P 600 Index.

SSGA FM seeks to replicate the returns of the S&P 600 Index by investing in the constituent securities of the Index in approximately their S&P 600 Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the S&P 600 Index in proportions expected to replicate generally the performance of the S&P 600 Index as a whole. In addition, from time to time, stocks are added to or removed from the S&P 600 Index.

SSGA FM may sell stocks that are represented in the S&P 600 Index, or purchase stocks that are not yet represented in the S&P 600 Index, in anticipation of their removal from or addition to the S&P 600 Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the S&P 600 Index. SSGA FM might do so in order to increase the fund’s investment exposure pending investment of cash in the stocks comprising the S&P 600 Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the S&P 600 Index in situations where it intends to sell a portion of the stocks in the fund’s portfolio but the sale has not yet been completed.

Active Small/SMID Cap Growth: Columbus Circle Investors (“CCI”) manages the portion of the fund’s assets allocated to the Active Small/SMID Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2500 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2500 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization and mid-capitalization Growth-oriented U.S. companies. As of December 31, 2017, the market capitalization of companies included in the Russell 2500 Growth Index ranged from $0.022 billion to $16.964 billion, as calculated by the index provider. The Russell 2500 Growth Index is reconstituted annually.

Under normal circumstances, CCI will seek to invest the Sub-strategy’s assets in common stocks of companies within the market capitalization range of the Russell 2500 Growth Index. CCI targets small to mid-sized businesses providing new technologies, products or services.

CCI’s Positive Momentum & Positive Surprise investment philosophy is based on the premise that companies producing better than expected results will have rising securities prices, while companies producing less than expected results will not.  CCI’s investment research process is focused on finding Positive Momentum & Positive Surprise, that is, companies with strengthening business momentum and a dynamic potential to exceed investors’ expectations.  Through thorough analysis of companies’ fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of CCI’s investment discipline.  Companies whose stocks are experiencing Positive Momentum & Positive Surprise are considered attractive for purchase, while companies falling short or in line with CCI’s expectations are avoided or sold.

Active Small/SMID Cap Value: Walthausen & Co., LLC (“Walthausen”) manages the portion of the fund’s assets allocated to the Active Small/SMID Cap Value Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2500 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2500 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization and mid-capitalization value-oriented U.S. companies. As of December 31, 2017, the market capitalization of companies included in the Russell 2500 Value Index ranged from $0.022 billion to $13.747 billion, as calculated by the index provider. The Russell 2500 Value Index is reconstituted annually.

Under normal circumstances, Walthausen will seek to invest the Sub-strategy’s assets in the common stocks of small and mid-capitalization companies that Walthausen believes have the potential for capital appreciation.

The sub-strategy emphasizes a “Value” investment style, investing in companies that appear under-priced according to Walthausen’s analysis of their financial measurements of worth or business prospects. Walthausen may sell a company’s stock when the company reaches Walthausen’s appraised value, when there is a more attractively priced company as an alternative, when the fundamentals of the business have changed, or when Walthausen determines that management of the company is not enhancing shareholder value.

Active Small Cap Growth: CastleArk Management LLC (“CastleArk”) manages the portion of the fund’s assets allocated to the Active Small Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization growth-oriented U.S. companies. As of December 31, 2017, the market capitalization of companies included in the Russell 2000 Growth Index ranged from $0.022 billion to $9.266 billion, as calculated by the index provider. The Russell 2000 Growth Index is reconstituted annually.

Under normal circumstances, CastleArk will seek to invest the Sub-strategy’s assets in common stocks of small capitalization companies that CastleArk believes have improving business fundamentals and accelerating earnings growth.

CastleArk believes earnings growth drives long-term stock prices, and that excess returns can be achieved by investing in companies with improving business fundamentals. CastleArk’s investment strategy emphasizes three attributes: the direction of the change in a company’s growth rate; actual improvements of a company’s fundamentals; and a disciplined analysis focused on the magnitude and sustainability of the drivers of a company’s fundamental improvement.

CastleArk’s sell discipline derives from the belief that investment losses can be minimized by identifying potential performance detractors before they become fully reflected in the stock price. CastleArk’s willingness to sell a stock when it identifies potential performance detractors is a key aspect of its risk management process.

Active Small Cap Value: DePrince Race & Zollo, Inc. (“DRZ”) manages the portion of the fund’s assets allocated to the Active Small Cap Value Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization value-oriented U.S. companies. As of December 31, 2017, the market capitalization of companies included in the Russell 2000 Value Index ranged from $0.022 billion to $8.907 billion, as calculated by the index provider. The Russell 2000 Value Index is reconstituted annually.

Under normal circumstances, DRZ will seek to invest the Sub-strategy’s assets in common stocks of small capitalization companies that DRZ believes have the potential for growth and that appear to be trading below their perceived value.

DRZ generally employs a multi-step, bottom-up investment process. Initially, DRZ screens the investible universe for small market capitalization companies that pay a dividend. DRZ then applies various valuation multiples, such as price-to-earnings, price-to-book and price-to-cash flow, to companies in the universe to find companies that it believes are trading at the low end of their historical relative valuation levels. DRZ then conducts fundamental analysis to identify a likely catalyst which it believes may lead to future price appreciation. Next, DRZ establishes relative price targets for those stocks that have identifiable catalysts. Finally, based on DRZ’s relative price targets, stocks are considered for purchase when the expected upside is more than two times the downside. DRZ engages in frequent and active trading of securities as a part of its principal investment strategy.

DRZ considers selling a security when its yield falls below a pre-determined limit, the relative valuation is no longer attractive, or the fundamentals of the company or economic sector in which it operates deteriorate.

Active Small Cap Core: Aristotle Capital Boston, LLC (“Aristotle Boston”) manages the portion of the fund’s assets allocated to the Active Small Cap Core Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Index is a free float-adjusted capitalization-weighted index comprised of approximately 2000 equity securities issued by small companies based primarily in the U.S. As of December 31, 2017, the market capitalization of companies included in the Russell 2000 Index ranged from $0.022 billion to $9.266 billion, as calculated by the index provider. The Russell 2000 Index is reconstituted annually.

Under normal circumstances, Aristotle Boston will seek to invest the Sub-strategy’s assets in the common stock of companies with market capitalization between $200 million and $5 billion that Aristotle Boston believes have the potential for appreciation and that appear to be trading below their intrinsic value. Typically, Aristotle Boston will target a holdings range for the Sub-strategy between 80 and 120 companies.

Aristotle Boston generally focuses on bottom-up fundamental analysis with a long-term perspective in an attempt to identify companies showing what Aristotle Boston believes to be a high probability of improving their future rate of growth and profitability. Security selection is integral to Aristotle Boston’s portfolio management process. Potential business investment candidates are initially screened to possess a market capitalization between $200 million and $5 billion at time of purchase. The Aristotle Boston investment team then utilizes quantitative screens to narrow down the universe for in-depth analysis utilizing Aristotle Boston’s proprietary research process.

The majority of the research process is concerned with qualitative bottom-up analysis on an individual company basis. A core component of the research process is a focus on due diligence meetings with a variety of subjects each year. These include meetings with current investments, potential candidates, potential investment targets, peers, competitors, suppliers, customers, industry conferences, on-site visits and channel checks. The Sub-strategy targets companies where Aristotle Boston’s investment team believes there is a significant discount between current security share price and the intrinsic value for the business over a projected period of time. As part of this process, the investment team looks at a company’s historic absolute valuation range, as well as its valuation relative to the broader market and relative to a peer group.

Aristotle Boston considers selling a security when it has appreciated to its predetermined sell target, with no significant fundamental changes that would warrant sell target adjustment; when fundamentals have deteriorated and hence the stock no longer offers attractive upside; and/or when the investment team has identified a more favorable investment opportunity, whose risk-reward ratio is compelling enough to more than offset the transaction costs required to implement the change.

Active Micro Cap Core: Penn Capital Management Company, Inc. (“Penn Capital”) manages the portion of the fund’s assets allocated to the Active Micro Cap Core Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell Microcap Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell Microcap Index is a free float-adjusted capitalization-weighted index that consists of the smallest 1,000 securities in the small-cap Russell 2000 Index, plus the next 1,000 smallest eligible securities by market cap. As of December 31, 2017, the market capitalization of companies included in the Russell Microcap Index ranged from $0.007 billion to $2.457 billion, as calculated by the index provider. The Russell Microcap Index is reconstituted annually.

Under normal circumstances, Penn Capital will seek to invest the Sub-strategy’s assets principally in the common stock of micro capitalization companies, which Penn Capital defines either as (a) companies with a market capitalization of $1 billion or less, or (b) companies whose market capitalization is equal to or less than the market capitalization of the largest company in the Russell Microcap Index, whichever is greater.

Penn Capital generally intends to invest in up to 150 securities identified by its fundamental, bottom-up value driven research. The portfolio construction process involves both quantitative and qualitative fundamental analysis. Quantitative measures include enterprise value to cash flow (which takes into account the entire capital structure of a company and is used to help determine the private market value assumption of a company), price relative to free cash flow, price to earnings, price to book, total return potential, assessing the balance sheet, and valuation of hidden assets. Qualitative measures include evaluation of management, identification of market leaders within industries, identification of near term catalysts for appreciation, and due-diligence research regarding customers, competitors, suppliers and industry experts.

Penn Capital may sell securities for a variety of reasons, such as when a security’s price target has been achieved, its relative value can no longer be confirmed, the reason it was purchased was never realized, a negative change in the industry or fundamentals of its issuer occurs or is expected to occur, its liquidity outlook weakens or there is a change in the issuer’s management, among other reasons.

KP International Equity Fund

Investment Objective

The KP International Equity Fund seeks long-term capital appreciation primarily through investments in a diversified portfolio of non-U.S. equity securities.

Investment Strategy

Under normal circumstances, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. For purposes of the fund’s 80% policy, equity securities consist of common stocks, bonds, notes and debentures convertible into common stocks (i.e., convertible securities), depositary receipts, and derivatives with economic characteristics similar to equity securities. The fund currently intends to invest primarily in the equity markets listed in the MSCI All Country World ex-US IMI Index, and may invest more than 25% of its net assets in each of Europe (including the United Kingdom) and Asia (including Japan). The fund may invest in companies of any size. The fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the fund’s investment objective, the Adviser considers “long-term capital appreciation” to be capital appreciation over a period of greater than five years. The fund principally invests in securities issued by foreign issuers.

The fund uses a “multi-manager” approach, whereby the Adviser allocates the fund’s assets among a number of sub-advisers with differing Sub-strategies. The Adviser determines the target Sub-strategy allocation for the fund, identifies sub-advisers to manage the fund’s assets according to those Sub-strategies, and allocates fund assets among sub-advisers to maintain the fund’s target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on: the Adviser’s view regarding their expected contribution to excess return; their performance in managing the fund’s assets pursuant to their respective Sub-strategies; the Adviser’s confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser’s belief in their ability to take on additional assets without undermining future fund performance; and the Adviser’s confidence in the robustness of their operational, back-office, trading and compliance platforms. Each sub-adviser invests the portion of the fund’s assets allocated to it under the general supervision of the Adviser. Each of the seven Sub-strategies is described below:

Passive International Equity: SSGA FM manages the portion of the fund’s assets allocated to the Passive International Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the MSCI World ex-US Index. The MSCI World ex-US Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 22 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S.

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy’s assets in securities of companies included in the MSCI World ex-US Index, including depositary receipts of such companies, and futures contracts that are designed to track the MSCI World ex-US Index.

SSGA FM seeks to replicate the returns of the MSCI World ex-US Index by investing in the constituent securities of the MSCI World ex-US Index in approximately their MSCI World ex-US Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the MSCI World ex-US Index in proportions expected to replicate generally the performance of the MSCI World ex-US Index as a whole. In addition, from time to time, stocks are added to or removed from the MSCI World ex-US Index.

SSGA FM may sell stocks that are represented in the MSCI World ex-US Index, or purchase stocks that are not yet represented in the MSCI World ex-US Index, in anticipation of their removal from or addition to the MSCI World ex-US Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the MSCI World ex-US Index. SSGA FM might do so in order to increase the fund’s investment exposure pending investment of cash in the stocks comprising the MSCI World ex-US Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the MSCI World ex-US Index in situations where it intends to sell a portion of the stocks in the fund’s portfolio but the sale has not yet been completed. SSGA FM may also enter into forward foreign currency exchange contracts in an attempt to match the MSCI World ex-US Index’s currency exposures.

Passive International Small Cap Equity: SSGA FM manages the portion of the fund’s assets allocated to the Passive International Small Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the MSCI World ex-US Small Cap Index. The MSCI World ex-US Small Cap Index is a free float-adjusted equity index which captures small cap representation across 22 developed market countries around the world, excluding the U.S.

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy’s assets in securities of companies included in the MSCI World ex-US Small Cap Index, including depositary receipts or U.S. listed shares of such companies, and futures contracts that are designed to track indices similar to the MSCI World ex-US Small Cap Index.

SSGA FM seeks to replicate the returns of the MSCI World ex-US Small Cap Index by investing in the constituent securities of the MSCI World ex-US Small Cap Index in approximately their MSCI World ex-US Small Cap Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the MSCI World ex-US Small Cap Index in proportions expected to replicate generally the performance of the MSCI World ex-US Small Cap Index as a whole. In addition, from time to time, stocks are added to or removed from the MSCI World ex-US Small Cap Index.

SSGA FM may sell stocks that are represented in the MSCI World ex-US Small Cap Index, or purchase stocks that are not yet represented in the MSCI World ex-US Small Cap Index, in anticipation of their removal from or addition to the MSCI World ex-US Small Cap Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the MSCI World ex-US Small Cap Index. SSGA FM might do so in order to increase the fund’s investment exposure pending investment of cash in the stocks comprising the MSCI World ex-US Small Cap Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the MSCI World ex-US Small Cap Index in situations where it intends to sell a portion of the stocks in the fund’s portfolio but the sale has not yet been completed. SSGA FM may also enter into forward foreign currency exchange contracts in an attempt to match the MSCI World ex-US Small Cap Index’s currency exposures.

Active International Equity #1: MFS manages the portion of the fund’s assets allocated to the Active International Equity #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI EAFE Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 21 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Under normal circumstances, MFS will seek to invest a substantial portion of the Sub-strategy’s assets in common stocks issued by companies in the MSCI All Country World ex-US Index (the “MSCI ACWI ex-US Index”) and depositary receipts comprised of such common stock, including companies in emerging markets. MFS may invest a significant percentage of the Sub-strategy’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Sub-strategy, MFS is not constrained to any particular investment style. MFS may invest the Sub-strategy’s assets in the securities of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the securities of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS uses an active bottom-up approach to buying and selling investments for the Sub-strategy. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

MFS may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.

Active International Equity #2: Marathon Asset Management LLP (“Marathon-London”) manages the portion of the fund’s assets allocated to the Active International Equity #2 Sub-strategy. The primary objective for the Sub-strategy is to generate a rate of return that exceeds that of the MSCI ACWI ex-US Index (net of dividends and withholding taxes) over a full market cycle (net of all fees and expenses). No assurances can be given that this objective will be achieved. The MSCI ACWI ex-US Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 46 developed market and emerging market countries. It is designed to be a broad measure of the performance of world equity markets excluding the U.S.

Under normal circumstances, Marathon-London will seek to invest the Sub-strategy’s assets in the common stocks of foreign companies in the MSCI ACWI ex-US Index, including companies in emerging markets.

Marathon-London’s investment philosophy is based on its “capital cycle” approach to investment, which guides Marathon-London to invest in stocks in industries where consolidation has occurred and return on investment is expected to rise and/or where barriers to entry exist that may allow elevated return on investment to persist for longer than the market expects. In addition, Marathon-London believes that the assessment of management and how management responds to incentives and the forces of the capital cycle is critical to the performance of the company’s stock. Given the long-term nature of the capital cycle, Marathon-London’s investment ideas generally require, by industry standards, long stock holding periods.

Marathon-London may sell a security when it has reached its estimated target price (based on Marathon-London’s valuation work) or when there is a material shift in the capital cycle, deterioration in anticipated return on invested capital, a shift in management's attitude toward shareholders, outperformance relative to a sector or market, or if further information or analysis reveals the original rationale to be flawed.

Active International Equity #3: Sprucegrove Investment Management Ltd. (“Sprucegrove”) manages the portion of the fund’s assets allocated to the Active International Equity #3 Sub-strategy. The primary objective for the Sub-strategy is to generate a rate of return that exceeds that of the MSCI EAFE Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 21 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Under normal circumstances, Sprucegrove will seek to invest the Sub-strategy’s assets in a diversified portfolio of common stocks of foreign companies, including companies in emerging markets, that Sprucegrove believes have the potential for long-term capital appreciation.

In selecting investments for the Sub-strategy, Sprucegrove emphasizes a “value” investment style, investing in companies that Sprucegrove believes have a history of above average financial performance, secure financial position, reputable management, and growth opportunity in terms of sales, earnings, and share price. Sprucegrove selects individual securities using a bottom-up, research driven approach. Country and sector allocation result from Sprucegrove’s stock-selection process.

Sprucegrove considers selling a security when its price has appreciated above what Sprucegrove believes the security is worth or when the company’s quality has deteriorated according to Sprucegrove’s assessment.

Active Emerging Markets Equity #1: Acadian Asset Management LLC (“Acadian”) manages the portion of the fund’s assets allocated to the Active Emerging Markets Equity #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI Emerging Markets Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 24 emerging market countries. It is designed to be a broad measure of emerging market equity performance.

Under normal circumstances, Acadian will seek to invest the Sub-strategy’s assets primarily in stocks of foreign companies and depositary receipts. Acadian intends to invest primarily in the securities of foreign companies located in emerging markets, which Acadian considers to be companies that: have their principal securities trading market in an emerging market country; alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging market countries; or are organized under the laws of, and have a principal office in, an emerging market country. Acadian considers an “emerging market country” to be any country in the MSCI Emerging Markets Index.

In selecting investments for the Sub-strategy, Acadian pursues an active, disciplined investment approach that forecasts returns for markets and securities using a range of quantitative factors related to valuation, earnings, quality, price patterns, economic data and risk. Buy and sell decisions are made objectively and driven by changes in expected returns on investments. In making buy and sell decisions, Acadian analyzes the risk and expected return characteristics of the portfolio’s current holdings as compared to the entire investment universe. Pursuant to its investment strategies, Acadian may buy and sell securities frequently.

Given Acadian’s objective, systematic investment process, less attractive securities are discarded from the portfolio while more attractive securities are added, provided that the cost of the purchase and sale of such securities do not exceed the expected value added to the portfolio of such investment decisions.

Active Emerging Markets Equity #2: William Blair Investment Management, LLC (“William Blair”) manages a portion of the fund’s assets allocated to the Active Emerging Markets Equity #2 Sub-strategy. The primary objective for the Sub-strategy is to outperform the MSCI Emerging Markets Index consistently over time. No assurances can be given that this objective will be achieved. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 24 emerging market countries. It is designed to be a broad measure of emerging market equity performance.

Under normal circumstances, William Blair will seek to invest the Sub-strategy’s assets in emerging markets securities. William Blair intends to invest primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by emerging market companies of all sizes, that William Blair believes have above-average growth, profitability and quality characteristics. William Blair will seek investment opportunities in companies at different stages of development, ranging from large, well-established companies to smaller companies at earlier stages of development, that are leaders in their country, industry or globally in terms of products, services or execution.

In choosing investments, William Blair will perform fundamental company analysis and will focus on stock selection. William Blair generally seeks equity securities, including common stocks, of emerging market companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth at reasonable valuation levels will be the primary focus. Stock selection will take into account both local and global comparisons.

William Blair will vary the sector and geographic diversification based upon William Blair’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, William Blair will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

KP Fixed Income Fund

Investment Objective

The KP Fixed Income Fund seeks to provide current income consistent with the preservation of capital.

Investment Strategy

Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities. For purposes of the fund’s 80% policy, fixed income securities consist of corporate bonds issued by U.S. and foreign companies; residential and commercial mortgage-backed securities and other asset-backed securities; mortgage dollar rolls; debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations; taxable municipal securities; commercial paper issued by U.S. and foreign companies; convertible bonds; senior, second lien and subordinated floating rate loans; floating rate debt securities; and derivatives with economic characteristics similar to fixed income securities. The fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. The fund currently intends to invest more than 25% of its net assets in U.S. government securities. The fund principally invests in securities issued by domestic and foreign issuers.

The fund may invest in both investment-grade and high yield securities (also known as “junk bonds”). Investment grade securities are generally considered to be those rated Baa3 or better by Moody’s Investor Services, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”). High yield securities are those securities rated C through Ba1 by Moody’s or equivalently rated by S&P and Fitch, which are lower than investment grade. The fund may invest in high yield securities of any credit rating. The fund may also invest in unrated securities which are determined by the Adviser or a sub-adviser, as appropriate, to be of comparable quality. The Fund may invest in fixed income securities of any maturity or duration.

The fund uses a “multi-manager” approach, whereby the Adviser allocates the fund’s assets among a number of sub-advisers with differing Sub-strategies. The Adviser determines the target Sub-strategy allocation for the fund, identifies sub-advisers to manage the fund’s assets according to those Sub-strategies, and allocates fund assets among sub-advisers to maintain the fund’s target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on the Adviser’s view regarding their expected contribution to excess return, ongoing performance, investment processes, resources and personnel, organization stability and robust operational, back-office, trading and compliance platforms. Each sub-adviser invests the portion of the fund’s assets allocated to it under the general supervision of the Adviser. Each of the four Sub-strategies is described below:

Passive Fixed Income: SSGA Funds Management, Inc. (“SSGA FM”) manages the portion of the fund’s assets allocated to the Passive Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based market-weighted benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”).

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy’s assets in securities that are included in the Bloomberg Barclays U.S. Aggregate Bond Index.

SSGA FM will employ a stratified sampling approach to build a portfolio whose broad characteristics, including duration, yield, credit quality, and sector weights, match those of the Bloomberg Barclays U.S. Aggregate Bond Index. This strategy is commonly referred to as an indexing strategy. The Sub-strategy’s portfolio securities may differ from those of the Bloomberg Barclays U.S. Aggregate Bond Index, and the Sub-strategy may not track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Sub-strategy, and differences between how and when the Sub-strategy and the Bloomberg Barclays U.S. Aggregate Bond

Index are valued. SSGA FM may sell a security pursuant to changes in the Bloomberg Barclays U.S. Aggregate Bond Index composition and for routine portfolio rebalancing.

Active Core Fixed Income: Loomis, Sayles & Company, L.P. (“Loomis Sayles”) manages the portion of the fund’s assets allocated to the Active Core Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Bloomberg Barclays U.S. Aggregate Bond Index consistently over time. No assurances can be given that this objective will be achieved. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based market-weighted benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

Under normal circumstances, Loomis Sayles will seek to invest the Sub-strategy’s assets in the following U.S. dollar-denominated, investment grade, fixed income securities: debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities; corporate bonds issued by U.S. and foreign companies; taxable municipal securities; residential and commercial mortgage-backed securities and other asset-backed securities; and mortgage dollar rolls.

Loomis Sayles’ investment philosophy focuses on research-driven, relative value investing on a risk-adjusted basis, adding value primarily through security selection while continually managing risk in the portfolio. Duration is typically kept within 10% of the Bloomberg Barclays U.S. Aggregate Bond Index. The investment strategy has a bias for bonds that are liquid, or can be traded readily in the markets. The portfolio may include up to 5% of its value in bonds whose credit quality is rated below investment grade, although Loomis Sayles typically views these bonds as having similar credit quality to investment grade. Typically, Loomis Sayles will sell a security when it reaches its target level of valuation, there has been a change in fundamental credit quality that is not reflected in the current price, or Loomis Sayles is trimming overall risk in the portfolio.

Emerging Markets Fixed Income: Payden & Rygel manages the portion of the fund’s assets allocated to the Emerging Markets Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to out-perform the JP Morgan Global Diversified Emerging Markets Bond Index (the “JPM EMBI Index”) consistently over time. No assurances can be given that this objective will be achieved. The JPM EMBI Index tracks total returns for traded external debt instruments from emerging market countries including Brady Bonds, loans, and Eurobonds with an outstanding face value of at least $500 million. It is designed to be a broad measure of the performance of the emerging market debt market.

Under normal circumstances, Payden & Rygel will invest the Sub-strategy’s assets in a wide variety of fixed income instruments and income-producing securities, including: (1) debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; and (3) convertible bonds and preferred stock. A substantial portion of the above fixed income instruments will likely be issued by issuers organized or headquartered in emerging market countries. Payden & Rygel considers an emerging market country to be a country which the World Bank, the International Finance Corporation, the United Nations or another third party organization defines as having an emerging or developing market. Payden & Rygel may invest up to 20% of the Sub-strategy’s assets in other debt securities, including those of issuers located in countries with developed securities markets. Payden & Rygel may also buy the following derivatives: interest rate swaps, securities index swaps, credit default swaps, credit-linked notes, currency swaps, structured notes, futures contracts and forward contracts. In addition, it may sell credit default swaps. Interest rate swaps may be used to hedge positions and enhance returns, while securities index swaps, credit default swaps, credit-linked notes, currency swaps, structured notes, futures contracts and forward contracts may be used primarily to enhance Fund returns and manage overall risk.

Payden & Rygel utilizes a top-down process focusing on sovereign risk analysis followed by bottom-up security selection, analyzing the universe of emerging market debt instruments including hard and local currencies. Payden & Rygel targets countries that are identified through extensive analysis of their macroeconomic variables, sovereign credit ratios, political stability, and the quality of the country’s business environment. Sovereign risk analysis is based on fundamental country research and quantitative analysis of macroeconomic data. Security selection includes quantitative analysis of yield curves and spread relationships, as well as fundamental credit research conducted by a dedicated team of global credit analysts. Any change in Payden & Rygel’s view of a position’s fundamentals or relative value can lead to a decision to sell the position.

Active Senior Loans: Credit Suisse Asset Management, LLC (“Credit Suisse”) manages the portion of the fund’s assets allocated to the Active Senior Loan Sub-strategy. The primary objective for the Sub-strategy is to out-perform the S&P/LSTA Leveraged Loan Index Total Return over a full market cycle. No assurances can be given that this objective will be achieved. The S&P/LSTA Leveraged Loan Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Loans held in the index must be senior secured, have a minimum initial term of one year and a minimum initial spread of 125 basis points over LIBOR, be U.S. dollar denominated and have a par amount outstanding of $50 million or greater.

Under normal circumstances, Credit Suisse will seek to invest the Sub-strategy’s assets primarily in high yield, fixed income securities (commonly referred to as “junk bonds”). The high yield, fixed income securities in which the fund will invest will consist entirely of senior secured floating rate loans (“Senior Loans”) issued by non-investment-grade companies and principally include floating rate loans and notes, high yield corporate bonds and notes, convertible bonds and preferred stocks and equity securities when acquired as a unit with fixed income securities or in a restructuring of fixed income securities. Senior Loans typically are secured by specific collateral of the issuer and hold the most senior position in the issuer’s capital structure. The interest rate on Senior Loans is adjusted periodically to a recognized base rate, typically the London Interbank Offered Rate (LIBOR). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the fund invests have below-investment-grade credit ratings and therefore are considered speculative because of the significant credit risk of their issuers. Credit Suisse may invest up to 25% of the Sub-strategy’s assets in securities of non-U.S. issuers. Credit Suisse seeks to moderate risk by investing in a diversified portfolio of issuers across a variety of industry sectors. Investments are selected for the fund based on an analysis of individual issuers and the general business conditions affecting them. The fund generally will not invest in instruments rated at the time of investment in the lowest rating categories (Ca or below by Moody’s and CC or below by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.) but may continue to hold securities which are subsequently downgraded.

Unaffiliated Underlying Funds

Unaffiliated Commodity Strategy Fund

Investment Objective

The fund seeks total return consisting of capital appreciation and current income.

Investment Strategy

The fund seeks to achieve its investment objective by generally investing in a universe of commodity-linked derivative instruments and fixed income investments. The fund gains exposure to commodities markets by investing in derivative instruments, such as commodity-linked structured notes and commodity index-linked structured notes, in swap agreements, and/or in other commodity-linked instruments (such as futures contracts on individual commodities or commodity indices). The fund may invest up to 25% of its total assets in a wholly-owned subsidiary formed in the Cayman Islands, which has the same investment objective as the fund and has a strategy of investing in derivative instruments, such as commodity-linked swap agreements and other commodity-linked instruments, futures contracts on individual commodities or commodity indices, and options on these instruments. The fund, directly and/or through its investment in the subsidiary, expects to use such derivatives extensively as part of its investment strategy. The fund’s investment adviser expects that most fixed income investments will be made in the obligations of issuers that are located in developed countries, but anticipates investing in issuers located in emerging markets as well.

The fund’s fixed income securities primarily will mature within five years from the date of settlement, and the fund maintains an average portfolio duration of three years or less. In making purchase decisions, if the anticipated maturity risk premium is greater for longer-term securities in the eligible maturity range, the fund’s investment adviser will focus investment in the longer-term area, otherwise, the fund will focus investment in the shorter-term area of the eligible maturity range.

The fund’s investments may include foreign securities denominated in foreign currencies. The fund may hedge such currency exposure by entering into foreign forward currency contracts. The fund also may enter into credit default swaps to hedge its credit exposure, gain market or issuer exposure without owning the underlying securities, or increase the fund’s expected total return. The fund may also use futures contracts and options on futures contracts to adjust market exposure based on actual or expected cash inflows to or outflows from the fund.

The fund is “non-diversified,” which means that it may invest its assets in a smaller number of issuers than a diversified fund. The fund also may lend its portfolio securities to generate additional income.

Unaffiliated International Real Estate Securities Fund

Investment Objective

The fund seeks to achieve long-term capital appreciation.

Investment Strategy

The fund, using a market capitalization weighted approach, purchases a broad and diverse set of securities of non-U.S. companies principally engaged in the real estate industry, including developed and emerging markets, with a particular focus on non-U.S. REITs and companies its investment adviser considers to be REIT-like entities. In general, the higher the relative market capitalization of a real estate company within an eligible country, the greater its representation in the fund. Under normal circumstances, at least 80% of the fund’s net assets will be invested in securities of companies in the real estate industry. The fund generally considers a company to be principally engaged in the real estate industry if the company (i) derives at least 50% of its revenue or profits from the ownership, management, development, construction, or sale of residential, commercial, industrial, or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial, or other real estate; or (iii) is organized as a REIT or REIT-like entity.

The fund also may invest in stapled securities, where one or more of the underlying securities represents interests in a company or subsidiary in the real estate industry.

The fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuers domicile country. The fund is authorized to use derivatives, such as futures contracts and options on futures contracts for equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the fund. The fund may also lend its portfolio securities to generate additional income.

Unaffiliated Global Listed Infrastructure Fund

Investment Objective

The fund seeks total return.

Investment Strategy

Under normal circumstances, the fund invests at least 80% of its assets in equity securities, principally common stocks, of infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications and other infrastructure companies, with securities listed on a national or other recognized securities exchange. The fund concentrates its investments in industries represented by infrastructure companies. The fund’s investment adviser focuses on companies with a minimum market capitalization of $250 million that own physical infrastructure and which it believes are undervalued.

Under normal market conditions, the fund invests significantly in infrastructure companies organized or located outside the U.S. or doing a substantial amount of business outside the U.S., including companies with some business activities located in emerging market countries. The fund’s investment adviser generally seeks to substantially hedge foreign currency exposure in the fund back to the U.S. dollar by entering into foreign currency forward contracts, although the fund’s total foreign currency exposure may not be fully hedged at all times.

Although the fund is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

Unaffiliated Institutional Floating Rate Fund

Investment Objective

The fund seeks high current income and, secondarily, capital appreciation.

Investment Strategy

The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in floating rate loans and floating rate debt securities. Most, if not all, of the loans in which the fund invests are rated below investment-grade (below BBB or an equivalent rating) or are not rated by a major credit rating agency.

The loans held by the fund may be senior or subordinate obligations of the borrower, although the fund normally invests the majority of its assets in senior floating rate loans. Holders of subordinate loans may be paid after more senior bondholders. Loans may or may not be secured by collateral. There is no limit on the fund’s investments in unsecured loans or in companies involved in bankruptcy proceedings, reorganizations, or financial restructurings.

Floating rate loans have interest rates that reset periodically (typically quarterly or monthly). The fund may acquire floating rate loans directly from a lender or through the agent of the lenders participating in the floating rate loan, as an assignment from another lender who holds a floating rate loan, or as a participation interest in another lender’s floating rate loan or portion thereof.

In addition to the fund’s investments in loans, the fund may invest in a variety of debt securities, such as government and agency debt obligations, and investment grade and high yield corporate bonds (or “junk” bonds). The fund may invest up to 20% of its net assets in fixed rate debt securities. The fund also may invest up to 20% of its total assets in non-U.S. dollar-denominated loans and debt securities. The fund has considerable flexibility in seeking higher yields. There are no maturity restrictions, so the fund can purchase longer-term loans and bonds, which tend to have higher yields (but are more volatile) than shorter-term loans and bonds.

Unaffiliated Natural Resources Fund

Investment Objective

The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected non-resource growth companies.

Investment Strategy

The fund will normally invest at least two-thirds of its assets in the common stocks of natural resource companies the earnings and tangible assets of which may benefit from accelerating inflation. The fund also invests in other growth companies that the fund’s investment adviser believes have strong potential for earnings growth but do not own or develop natural resources. The natural resource companies held by the fund typically own, develop, refine, service, or transport resources, including energy, metals, forest products, real estate, and other basic commodities. The fund has the discretion to deviate from its normal investment criteria, as described, and purchase securities that the fund’s management believes will provide an opportunity for substantial appreciation. Up to 50% of the fund’s total assets may be invested in foreign securities.

Unaffiliated Inflation-Protected Securities Fund

Investment Objective

The fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.

Investment Strategy

The fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in the range of 7 to 20 years. At a minimum, all bonds purchased by the fund will be rated “investment grade” or, if unrated, will be considered by the fund’s investment adviser to be investment grade.

Unaffiliated Real Estate Securities Fund

Investment Objective

The fund seeks to achieve long-term capital appreciation.

Investment Strategy

The fund, using a market capitalization weighted approach, purchases readily marketable equity securities of companies whose principal activities include ownership, management, development, construction, or sale of residential, commercial or industrial real estate. The fund will principally invest in equity securities of companies in certain REITs and companies engaged in residential construction and firms, except partnerships, whose principal business is to develop commercial property. In general, the higher the relative market capitalization of the U.S. real estate company, the greater its representation in the fund. The fund's investment adviser may adjust the representation in the fund of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, value, profitability, and other factors that the fund's investment adviser determines to be appropriate, given market conditions. In assessing value, the fund's adviser may consider additional factors such as price to cash flow or price to earnings ratios. In assessing profitability, the fund's adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The criteria the fund's investment adviser uses for assessing value or profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, at least 80% of the fund’s net assets will be invested in securities of companies in the real estate industry. The fund generally considers a company to be principally engaged in the real estate industry if the company (i) derives at least 50% of its revenue or profits from the ownership, management, development, construction, or sale of residential, commercial, industrial, or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial, or other real estate; or (iii) is organized as a REIT or REIT-like entity. The fund considers REITs and REIT-like entities to be types of real estate companies that pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests.

The fund may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the fund. The fund does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns.

The fund may lend its portfolio securities to generate additional income.

Unaffiliated Short-Term Bond Index Fund

Investment Objective

The fund seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity.

Investment Strategy

The fund employs an indexing investment approach designed to track the performance of the Bloomberg Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index. This index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued.

The fund invests by sampling the index, meaning that it holds a range of securities that, in the aggregate, approximates the full index in terms of key risk factors and other characteristics. All of the fund’s investments will be selected through the sampling process, and at least 80% of the fund’s assets will be invested in bonds held in the index. The fund maintains a dollar-weighted average maturity consistent with that of the index, which generally does not exceed 3 years.

Unaffiliated Short-Term Inflation-Protected Securities Fund

Investment Objective

The fund seeks to track the performance of a benchmark index that measures the investment return of inflation-protected public obligations of the U.S. Treasury with remaining maturities of less than 5 years.

Investment Strategy

The fund employs an indexing investment approach designed to track the performance of the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index. This index is a market-capitalization-weighted index that includes all inflation-protected public obligations issued by the U.S. Treasury with remaining maturities of less than 5 years.

The fund attempts to replicate the target index by investing all, or substantially all, of its assets in the securities that make up the index, holding each security in approximately the same proportion as its weighting in the Index. The fund maintains a dollar-weighted average maturity consistent with that of the target index, which generally does not exceed 3 years.

Principal Risks of the Underlying Funds

The value of your investment in a Fund is based primarily on the prices of the Underlying Funds that the Fund purchases. In turn, the price of each Underlying Fund is based on the value of its assets. The prices of these assets change daily and each Underlying Fund’s performance reflects the risks of investing in a particular asset class or classes. The risks described below apply to each Underlying Fund as indicated in the following table. The degree to which the risks described below apply to a particular Fund varies according to its allocation among Underlying Funds.

Affiliated Underlying Funds	KP Large Cap Equity Fund	KP Small Cap Equity Fund	KP International Equity Fund	KP Fixed Income Fund
Allocation Risk	X	X	X	X
Asset-Backed Securities Risk				X
Below Investment Grade Securities (Junk Bonds) Risk				X
Common Stock Risk	X	X	X
Convertible Securities and Preferred Stocks Risk	X			X
Corporate Fixed Income Securities Risk				X
Credit-Linked Notes Risk				X

Credit Risk				X
Currency Risk			X	X
Depositary Receipts Risk	X		X
Derivatives Risk	X	X	X	X
Exchange-Traded Funds (ETFs) Risk	X
Extension Risk				X
Fixed Income Market Risk				X
Foreign Investment/Emerging Markets Risk	X		X	X
Foreign Sovereign Debt Securities Risk				X
Forward Contracts Risk	X	X	X	X
Futures Contracts Risk			X	X
Geographic Concentration Risk			X
Growth Investing Risk	X	X	X
Interest Rate Risk				X
Investment in Europe Risk			X
Investment in Japan Risk			X
Investment Style Risk	X	X	X	X
Large Capitalization Companies Risk	X		X
Liquidity Risk	X	X	X	X
Market Risk	X	X	X	X
Model and Data Risk	X
Mortgage-Backed Securities Risk				X
Mortgage Dollar Rolls Risk				X
Multi-Manager Risk	X	X	X	X
Municipal Securities Risk				X
Passive Sub-strategy Risk	X	X	X	X
Portfolio Turnover Risk		X		X
Prepayment Risk				X
Rights and Warrants Risk	X
Senior Loans/Bank Loans Risk				X
Small and Medium Capitalization Companies Risk		X	X
Structured Notes Risk				X
Swap Agreements Risk				X
Tracking Error Risk	X	X	X	X
U.S. Government Securities Risk				X
Value Investing Risk	X	X	X

Unaffiliated Underlying Funds	Unaffiliated Commodity Strategy Fund	Unaffiliated International Real Estate Securities Fund	Unaffiliated Global Listed Infrastructure Fund	Unaffiliated Institutional Floating Rate Fund	Unaffiliated Natural Resources Fund	Unaffiliated Inflation Protected Securities Fund	Unaffiliated Real Estate Securities Fund	Unaffiliated Short Term Bond Index Fund	Unaffiliated Short-Term Inflation- Protected Securities Fund
Below Investment Grade Securities (Junk Bonds) Risk				X
Call Risk	X
Commodity Risk	X
Commodity Focus Risk	X
Common Stock Risk		X	X		X		X
Corporate Fixed Income Securities Risk	X
Credit Risk	X			X				X
Currency Risk	X	X	X
Cybersecurity Risk	X	X					X

Depositary Receipts Risk		X
Derivatives Risk	X	X	X	X	X	X	X
Fixed Income Market Risk	X			X		X		X
Foreign Investment/Emerging Markets Risk	X	X	X	X	X
Foreign Sovereign Debt Securities Risk	X
Forward Contracts Risk	X		X
Futures Contracts Risk	X	X
Impairment of Collateral Risk				X
Income Risk								X
Income Fluctuations Risk						X			X
Industry Concentration or Focus Risk		X	X				X
Infrastructure-Related Company Risk			X
Interest Rate Risk	X	X		X		X		X	X
Investment in Subsidiary Risk	X
Investment Style Risk	X	X	X	X	X	X	X	X
Large Capitalization Companies Risk			X		X
Leverage Risk	X		X
Liquidity Risk	X		X	X		X		X
Market Risk	X	X	X	X	X	X	X	X	X
Natural Resources Industry Risk					X
Non-Diversification/ Focused Investing Risk	X		X
Prepayment Risk	X			X
Real Estate Industry Risk		X					X
Regulatory Risk	X	X	X	X	X	X	X	X	X
REITs Risk		X					X
Securities Lending Risk	X	X					X
Senior Loans/Bank Loans Risk				X
Small and Medium Capitalization Companies Risk		X	X		X
Structured Notes Risk	X
Swap Agreements Risk	X
Tax Risk	X
Tracking Error Risk								X
U.S. Government Securities Risk	X
Valuation Risk	X
Value Investing Risk			X

Allocation Risk — Pursuant to their investment objectives, certain Underlying Funds’ assets will be allocated to various sub-strategies. Depending on the investment program of a particular sub-strategy and its sub-adviser, the sub-strategy may invest in a wide range of investments ranging from stocks and corporate bonds issued by domestic and foreign companies of all sizes in diverse industries, government bonds from developed and emerging countries, other fixed and floating rate debt securities and derivatives, among other investments. Further, each sub-strategy may be managed pursuant to a particular investment style, such as growth, value or indexing. Given the various investment styles it can choose from in determining which sub-strategies to allocate an Underlying Fund’s assets, and the wide scope of the many investments a sub-adviser can make for a particular sub-strategy, an adviser could be wrong in determining the combination of investments, sub-strategies or sub-advisers that produce good returns under changing market conditions. The Underlying Funds could miss attractive investment opportunities if an adviser underweights allocations to sub-strategies that invest in markets that subsequently experience significant returns and could lose value if the adviser overweights allocations to sub-strategies that invest in markets that subsequently experience significant declines.

Asset-Backed Securities Risk — Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed below. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, an Underlying Fund will be unable to possess and sell the underlying collateral and that the Underlying Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, an Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Below Investment Grade Securities (Junk Bonds) Risk — Below investment grade securities (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, they tend to offer higher returns.

Call Risk — Issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. An Underlying Fund may be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Underlying Fund's income. Bonds may be called due to falling interest rates or non-economical circumstances.

Commodity Risk — The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Commodity Focus Risk — An Underlying Fund may be exposed, from time to time, to the performance of a small number of commodity sectors (for example, energy, metals or agricultural), which may represent a large portion of the Underlying Fund. As a result, the Underlying Fund may be subject to greater volatility than if the Underlying Fund were more broadly diversified among commodity sectors.

Common Stock Risk — The price of common stocks may fall over short or extended periods of time. Common stock prices are sensitive to general movements in the equity markets, and a drop in the equity markets may cause the price of common stocks held by the Fund to decrease in value. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of common stock issued by such companies may suffer a decline in response. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

Industry Concentration or Focus Risk — If an Underlying Fund is concentrated in a particular industry or group of industries (that is, invests more than 25% of its assets in such industry or industries) or otherwise focuses its investments in a particular industry or group of industries, events that affect such industry or industries will have a greater effect on the Underlying Fund than they would on a fund that is more widely diversified among a number of unrelated industries.

Convertible Securities and Preferred Stocks Risk — Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (junk bonds) or are not rated and are subject to credit risk and prepayment risk, which are discussed below.

Corporate Fixed Income Securities Risk — Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Credit-Linked Notes Risk — Credit-linked securities typically are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referenced creditor defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event. An Underlying Fund’s investments in credit-linked notes are indirectly subject to the risks associated with derivative instruments, which are described below, and may be illiquid.

Credit Risk — Credit risk is the risk that a decline in the credit quality of an investment could cause an Underlying Fund to lose money. An Underlying Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Currency Risk — Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to an Underlying Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Passive investment in currencies may subject an Underlying Fund to additional risks and the value of the Underlying Fund's investments denominated in foreign currencies may fluctuate in response to broader macroeconomic risks than if the Underlying Fund invested only in equity securities.

Cybersecurity Risk — An Underlying Fund’s and its service providers’ use of internet, technology and information systems may expose the Underlying Fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Portfolio and/or its service providers to suffer data corruption or lose operational functionality.

Depositary Receipts Risk — American Depositary Receipts (ADRs) are dollar-denominated depositary receipts typically issued by a U.S. financial institution that evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. Global Depositary Receipts (GDRs) are similar to ADRs but represent shares of foreign-based corporations generally issued by international banks in one or more markets around the world. ADRs and GDRs are subject to the risks associated with investing directly in foreign securities, which are described below. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading markets and GDRs, many of which represent shares issued by companies in emerging markets, may be more volatile. Depositary receipts may be sponsored or unsponsored. Holders of unsponsored depositary receipts generally bear all of the costs associated with establishing unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

Derivatives Risk — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts, credit-linked notes and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by an Underlying Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for an Underlying Fund to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to an Underlying Fund will cause the value of an investment in the Underlying Fund to decrease. Credit-Linked Notes Risk is discussed in further detail above, and Forward Contracts Risk, Futures Risk, and Swap Agreements Risk are each discussed in further detail below.

Equity Markets Risk — Because certain Underlying Funds will significantly invest in equity securities, those Underlying Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of an Underlying Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in such Underlying Funds.

Exchange-Traded Funds (“ETFs”) Risk — ETFs are investment companies whose shares are bought and sold on a securities exchange. The risks of owning shares of an ETF generally reflect the same risks as owning the underlying securities that the ETF is designed to track. Supply and demand for shares of an ETF or market disruptions may cause the ETF to trade at a premium or discount to the net asset value of its investments. By investing in an ETF, an Underlying Fund indirectly bears the proportionate share of any fees and expenses of the ETF in addition to the fees and expenses that the Underlying Fund and its shareholders directly bear in connection with the Underlying Fund’s operations.

Extension Risk — Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, an Underlying Fund may exhibit additional volatility.

Fixed Income Market Risk — The prices of an Underlying Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, an Underlying Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Current market conditions may pose heightened risks for an Underlying Fund. While interest rates in the U.S. are at, or near, historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by an Underlying Fund. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, an Underlying Fund’s value may fluctuate and/or an Underlying Fund may experience increased redemptions from shareholders, which may impact an Underlying Fund’s liquidity or force an Underlying Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of an Underlying Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Securities of foreign issuers may not be registered with the SEC and foreign issuers are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by an Underlying Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio.

An emerging market country is any country determined by an Underlying Fund’s investment adviser to have an emerging market economy. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an Underlying Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Foreign Sovereign Debt Securities Risk — The risk that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there may be no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Forward Contracts Risk — A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for an Underlying Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forward contracts are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section. Forward currency contracts are also subject to currency risk, which is described elsewhere in this section.

Futures Contracts Risk — Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, an Underlying Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Liquidity risk is further described elsewhere in this section.

Growth Investing Risk — Certain Underlying Funds may invest in securities of companies that their adviser or sub-adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer. In addition, these may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Impairment of Collateral Risk — The value of collateral securing a floating rate loan may decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. An Underlying Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

Income Risk — The risk that an Underlying Fund’s income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect such an Underlying Fund’s monthly income to fluctuate.

Income Fluctuations Risk — An Underlying Fund’s income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in "real" interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increases when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the United States Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

Infrastructure-Related Company Risk — An Underlying Fund that concentrates its investments in infrastructure-related companies has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and general changes in market sentiment towards infrastructure assets.

Interest Rate Risk — Interest rate risk is the risk that an Underlying Fund’s yields will decline due to falling interest rates. A rise in interest rates typically causes a fall in values of fixed income securities, including U.S. Government securities, in which an Underlying Fund invests, while a fall in interest rates typically causes a rise in values of such securities.

Investment in Europe Risk — An Underlying Fund may invest in securities of European issuers. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the European Union ("EU") or debt restructuring. Assistance given to an EU member state may be dependent on a country's implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events may adversely affect the economic and market environment in Europe, which in turn may adversely affect the price or liquidity of high yield securities issued by European issuers and therefore may adversely affect an Underlying Fund and its investments in such securities.

In June 2016, the United Kingdom voted in an advisory referendum to leave the EU.  The precise timeframe, details and the resulting impact of the United Kingdom’s vote to leave the EU, commonly referred to as “Brexit,” are uncertain. The United Kingdom’s economy may be adversely affected and the severity likely will depend on the nature of trade relations with the EU following its exit, which is a matter to be negotiated. There has been increased volatility experienced in the wake of the decision, including in various currencies, which may be sustained for some period of time and may have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time.

Investment in Japan Risk — The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis.

Investment in Subsidiary Risk — Certain Underlying Funds may invest a portion of their assets in wholly-owned subsidiaries organized under the laws of a country other than U.S., such as the Cayman Islands. Such a subsidiary would not be registered under the 1940 Act and, unless otherwise noted in the Underlying Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, an Underlying Fund, as an investor in the subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the U.S. and/or the country under whose laws the subsidiary was organized could result in the inability of the Underlying Fund and/or the subsidiary to operate as intended and could negatively affect the Underlying Fund and its shareholders.

Investment Style Risk — Investment style risk is the risk that an Underlying Fund's investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as whole.

Large Capitalization Companies Risk — If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk — Certain Underlying Fund transactions, such as derivatives, reverse repurchase agreements and loans of portfolio securities, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on an Underlying Fund’s share price and make the Underlying Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Underlying Fund’s portfolio securities. The use of leverage may also cause an Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. An Underlying Fund's investments in illiquid securities may reduce the returns of the Underlying Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.

Model and Data Risk — Quantitative models and information, and data supplied by third parties (“Models and Data”), are used to construct sets of transactions and investments, and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose an Underlying Fund to potential risks. For example, by relying on Models and Data, an Underlying Fund may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. An Underlying Fund that uses quantitative models bears the risk that the quantitative models used will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Underlying Funds to achieve their investment objectives.

Some of the models used for an Underlying Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for an Underlying Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future.

Mortgage-Backed Securities Risk — Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of an Underlying Fund’s mortgage-backed securities and, therefore, to assess the volatility risk of the Underlying Fund.

The privately issued mortgage-backed securities in which an Underlying Fund invests may not be issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury. However, with respect to these mortgage-backed securities, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to an Underlying Fund and affect its share price.

Mortgage Dollar Rolls Risk — An Underlying Fund may invest in mortgage dollar rolls, which are transactions in which the Underlying Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, an Underlying Fund forgoes principal and interest paid on such securities. An Underlying Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, an Underlying Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by an Underlying Fund to buy a security. If the broker-dealer to whom an Underlying Fund sells the security becomes insolvent, the Underlying Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security an Underlying Fund is required to repurchase may be worth less than the security that the Underlying Fund originally held.

Multi-Manager Risk — An Underlying Fund’s adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Underlying Fund’s assets among sub-advisers to enhance the return that would typically be expected of any one management style. While an Underlying Fund’s adviser monitors the investments of each sub-adviser and monitors the overall management of the Underlying Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of an Underlying Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of an Underlying Fund's holdings. As a result, an Underlying Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not invest in municipal obligations to the same degree as the Underlying Fund. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by an Underlying Fund. Any changes in the financial condition of municipal issuers also may adversely affect the value of the Underlying Fund's securities.

Natural Resources Industry Risk — If an Underlying Fund that focuses its investment in securities of companies in the natural resources industries, events that affect the natural resources industries will have a greater effect on the Underlying Fund than they would on a fund that is more widely diversified among a number of unrelated industries. Such factors include warehousing and delivery constraints, changes in supply and demand dynamics, a potential lack of fungibility, weather, monetary and currency exchange processes, domestic and foreign political and economic events and policies, disease, technological developments, and changes in interest rates. In addition, certain natural resources sub-sectors are subject to greater governmental regulation than are other industries; therefore, changes in tax and other government regulations may be more likely to adversely affect the Underlying Fund.

Non-Diversification/Focused Investing Risk — An Underlying Fund that is non-diversified may invest in the securities of relatively few issuers. As a result, an Underlying Fund that is non-diversified or that is diversified but invests in the securities of a fewer number of issuers than other diversified funds may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Passive Sub-strategy Risk — A certain portion of an Underlying Fund's assets (i.e., a sub-strategy) may not be actively managed. Instead, such sub-strategy may be managed to track the performance of an unmanaged index of securities. This differs from an actively managed strategy, which typically seeks to outperform a benchmark index. As a result, the sub-strategy will hold constituent securities of its index regardless of the current or projected performance of a specific security or a particular industry or market sector, which could cause the Underlying Fund’s return to be lower than if the sub-strategy were managed pursuant to an active strategy. In addition, the sub-strategy is subject to Tracking Error Risk.

Portfolio Turnover Risk — Due to its investment strategy, an Underlying Fund may buy and sell securities frequently. This may result in higher transaction costs and an acceleration of income and capital gains distributions.

Prepayment Risk — Certain Underlying Funds’ investments in fixed income securities are subject to prepayment risk. In a declining interest rate environment, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Underlying Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Underlying Fund.

Real Estate Industry Risk — An Underlying Fund’s investments in the securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, lack of ability to access the creditor capital markets, overbuilding, extended vacancies of properties, defaults by borrowers or tenants (particularly during an economic downturn), increasing competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from clean-ups of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in market and sub-market values and the appeal of properties to tenants, and changes in interest rates. In addition to these risks, real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”) are dependent on specialized management skills and some REITs and REOCs may have investments in relatively few properties, or in a small geographic area or in a single type of property. These factors may increase the volatility of the Fund's investments in REITs or REOCs. Risk associated with investment in REITs is further discussed below.

Regulatory Risk — Governments, agencies, or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or an Underlying Fund’s performance.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through an Underlying Fund, shareholders will not only bear the proportionate share of the expenses of the Underlying Fund, but will also, indirectly, bear similar expenses of underlying REITs. The Underlying Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Rights and Warrants Risk — The holder of a right or warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the right or warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of rights and warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments. Rights and warrants pay no dividends and confer no rights other than a purchase option. If a right or warrant is not exercised by the date of its expiration, an Underlying Fund will lose its entire investment in such right or warrant.

Securities Lending Risk — An Underlying Fund may lend its securities to certain financial institutions in an attempt to earn additional income. When an Underlying Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Underlying Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. An Underlying Fund that lends its securities may pay lending fees to a party arranging the loan.

Senior Loans/Bank Loans Risk — Senior loans have the most senior position in a borrower’s capital structure or share this position with other senior debt securities of the borrower, thereby giving the senior loan holders a priority claim on all or a portion of a borrower’s assets in the event of default. Senior loans generally are negotiated between a borrower and one or more financial institution lenders which generally are represented by an agent bank responsible for negotiating the terms and conditions of the loan. An Underlying Fund may invest in senior loans by acting as one of the group of original lenders. An Underlying Fund may also participate in senior loans by purchasing assignments of portions of senior loans from third parties or by investing in participations in senior loans which are sometimes referred to as bank loans. With respect to direct loans or loans purchased by assignment, an Underlying Fund generally has a contractual relationship with the borrower and therefore direct rights against the borrower in the event of a default. With respect to participations, an Underlying Fund typically has a contractual right with the lender, generally a bank selling the participation, and therefore assumes the credit risk of the lender in addition to the credit risk of the borrower. In the event of an insolvency of the lender selling the participation, an Underlying Fund may be treated as a general creditor of the lender but may not have a senior claim to the lender’s loan to the borrower. Certain senior loans, including certain participations in senior loans, may be illiquid and an Underlying Fund may not be able to sell such senior loans quickly for a fair price. While a liquid secondary market for senior loans has increased over the years, particularly with respect to loans held directly, the secondary market for such instruments is not as liquid as for other types of investments. Transactions involving senior loans have significantly longer settlement periods than more traditional investments and often involve borrowers whose financial condition is troubled or highly leveraged. Loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of senior loans are generally subject to the contractual restrictions that must be satisfied before a senior loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell senior loans, may negatively impact the transaction price and/or may result in delayed settlement of senior loan transactions. In addition, the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and on an Underlying Fund’s ability to dispose of such investments quickly, particularly in response to a specific economic event or the sudden deterioration in the creditworthiness of the borrower. Additionally, in the event of an insolvency, a court could subordinate a senior loan to presently existing or future indebtedness of the borrower to take other action detrimental to the lenders.

Bank loans may not be considered “securities,” and purchasers, such as an Underlying Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Small and Medium Capitalization Companies Risk — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Structured Notes Risk — Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The fees associated with a structured note may lead to increased tracking error. An Underlying Fund also bears the risk that the issuer of the structured note will default. An Underlying Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Swap Agreements Risk — Swaps are agreements whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. Swap agreements involve the risk that the party with whom the Underlying Fund has entered into the swap will default on its obligation to pay the Underlying Fund and the risk that the Underlying Fund will not be able to meet its obligations to the other party to the agreement. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a "cap" or "floor," respectively).

Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give an Underlying Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, an Underlying Fund may also be required to pay the dollar value of that decline to the counterparty.

A credit default swap enables an Underlying Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If an Underlying Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Underlying Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If an Underlying Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Underlying Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset it is attempting to replicate.

Tax Risk — To qualify for the favorable U.S. federal income tax treatment generally available to a regulated investment company, an Underlying Fund must, amongst other requirements, derive at least 90% of its gross income each taxable year from sources generating "qualifying income" under Subchapter M the Code. The Unaffiliated Commodity Strategy Fund’s investment in its wholly-owned subsidiary is expected to provide the Unaffiliated Commodity Strategy Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code. The Unaffiliated Commodity Strategy Fund has obtained a private letter ruling from the Internal Revenue Service that the income attributable to its investment in its wholly-owned subsidiary will be qualifying income under the Code. However, in September 2016 the Internal Revenue Service issued proposed regulations that would require the Unaffiliated Commodity Strategy Fund’s wholly-owned subsidiary to distribute its “Subpart F” income (defined in Section 951 of the Code to include passive income such as income from commodity-linked derivatives) each year in order for the Unaffiliated Commodity Strategy Fund to treat that income as qualifying income. The Unaffiliated Commodity Strategy Fund historically has not invested directly in commodity-linked notes and similar commodity-linked derivative instruments. The Unaffiliated Commodity Strategy Fund may invest in commodity-linked notes and similar commodity-linked derivative instruments directly, generally only to the extent that it obtains an opinion of counsel confirming that income from such investments should be qualifying income for purposes of the Unaffiliated Commodity Strategy Fund's qualification a a regulated investment company. The Unaffiliated Commodity Strategy Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to comply with the qualifying income test would have significant negative tax consequences to Fund shareholders. In this event, the Unaffiliated Commodity Strategy Fund’s board of trustees may authorize a significant change in investment strategy or a liquidation of the Unaffiliated Commodity Strategy Fund. The Unaffiliated Commodity Strategy Fund will notify shareholders in advance of any significant change in investment strategy or a liquidation of the Unaffiliated Commodity Strategy Fund. In lieu of potential disqualification, the Unaffiliated Commodity Strategy Fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. The Unaffiliated Commodity Strategy Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

Tracking Error Risk — If an Underlying Fund attempts to track the performance of a benchmark index, factors such as cash flows, Underlying Fund expenses, imperfect correlation between the Underlying Fund's investments and those of its benchmark, rounding of share prices, changes to the benchmark and regulatory policies may affect the Underlying Fund's ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is a composite of the prices of the securities it represents, rather than an actual portfolio of those securities, an index will have no expenses. As a result, an Underlying Fund, which will have expenses such as brokerage, custody, management fees and other operational costs, may not achieve its investment objective of accurately correlating to an index. An Underlying Fund may be subject to the risk that the performance of the Underlying Fund may deviate from its benchmark index. If the Underlying Fund’s investment adviser purchases only a representative portion of the securities in the benchmark index, the performance of the Fund's portfolio of securities may not match that of the benchmark index. Depending on the investment adviser’s approach and the size of the Underlying Fund, the representative sample of securities in the benchmark index that are actually held by the Underlying Fund may vary from time to time. In addition, the Underlying Fund may be subject to the risk that its investment approach, which attempts to replicate the performance of the benchmark index, may perform differently than other mutual funds that focus on particular equity market segments or invest in other asset classes.

U.S. Government Securities Risk — An Underlying Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Valuation Risk — The risk that a security may be difficult to value and/or valued incorrectly.

Value Investing Risk — Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the investment adviser of an Underlying Fund’s assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Underlying Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

Information about Portfolio Holdings

Portfolio holdings information for the Funds can be obtained on the Funds' website at www.kp-funds.com. Ten calendar days after each quarter end, a complete list of each Fund's portfolio holdings as of the end of such quarter may be made available on the Funds' website. The Adviser may exclude any portion of the portfolio holdings from publication when deemed in the best interest of a Fund. Beginning on the day after any portfolio holdings information is posted on the Funds' website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Funds' website generally will remain there until replaced by new postings as described above.

A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI.

Investment Adviser and Portfolio Managers

Callan LLC (the “Adviser”), an independently-owned investment consulting firm founded in 1973, serves as the investment adviser to the Funds. The Adviser’s principal place of business is located at 600 Montgomery Street, Suite 800, San Francisco, CA 94111. As of December 31, 2017, the Adviser had approximately $25.8 billion in assets under management.

The Adviser has overall responsibility for the general management and investment of the Funds’ assets and, subject to review and approval by the Board of Trustees (the “Board”), sets the Funds’ overall investment strategies. For its advisory services to each Fund, the Adviser is entitled to a fee (the “Advisory Fee”) that is computed as follows: (i) the portion of the assets of each Fund invested in Unaffiliated Underlying Funds will be combined with the assets of the Affiliated Underlying Funds, which are offered in a different prospectus, to determine the “Fund Asset Base” and (ii) each Fund will pay the Adviser its pro rata share of the total fee calculated by applying the following fee schedule to the Fund Asset Base:

0.05% on the first $4,000,000,000 in assets;

0.04% on assets between $4,000,000,001 and $7,000,000,000;

0.03% on assets between $7,000,000,001 and $10,000,000,000; and

0.025% on assets over $10,000,000,000.

The portion of each Fund’s assets invested in Affiliated Underlying Funds is not included in the Fund Asset Base. The Advisory Fee is computed and accrued daily and paid monthly in arrears.

For the fiscal year ended December 31, 2017, each Fund paid the Adviser an Advisory Fee based on its average daily assets, at the annual rate set forth below:

Fund	Advisory Fee[1]
KP Retirement Path 2015 Fund	0.01%
KP Retirement Path 2020 Fund	0.01%
KP Retirement Path 2025 Fund	0.01%
KP Retirement Path 2030 Fund	0.01%
KP Retirement Path 2035 Fund	0.00%
KP Retirement Path 2040 Fund	0.00%
KP Retirement Path 2045 Fund	0.00%
KP Retirement Path 2050 Fund	0.00%
KP Retirement Path 2055 Fund	0.00%
KP Retirement Path 2060 Fund	0.00%

[1]	Amounts designated as 0.00% have been rounded to 0.00%.

The Adviser has contractually agreed to reimburse all state registration and “blue sky” fees and expenses (“State Registration Fees”) paid by the KP Retirement Path 2050 Fund, KP Retirement Path 2055 Fund and KP Retirement Path 2060 Fund to the extent such State Registration Fees exceed 0.01% of a Fund’s daily net assets until April 30, 2019. This agreement may be terminated: (i) by the Board of Trustees of The KP Funds (the "Trust"), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on April 30, 2019.

Gregory C. Allen is the CEO, Chief Research Officer and Co-Portfolio Manager of the Adviser. Mr. Allen has been with the Adviser for 29 years and has 29 years of investment industry experience.

Ivan "Butch" Cliff, CFA, is an Executive Vice President and Director of Investment Research and Co-Portfolio Manager of the Adviser. Mr. Cliff has been with the Adviser for 28 years and has 30 years of investment industry experience.

Mark Andersen, is a Senior Vice President and Co-Portfolio Manager of the Adviser. Mr. Andersen has been with the Adviser for 11 years and has 21 years of investment industry experience.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership, if any, of Fund shares.

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement is available in the Funds’ Annual Report dated December 31, 2017, which covers the period from January 1, 2017 through December 31, 2017.

Pricing of Fund Shares

You may purchase shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. The price per share will be the net asset value (“NAV”) next determined after a Fund or authorized institution receives your purchase order in proper form. “Proper form” means that the Fund was provided a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, a Fund (or an authorized institution) must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, each Fund reserves the right to calculate NAV as of the earlier closing time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of a Fund's assets may change on days when you are unable to purchase or redeem shares.

In valuing its investments in Underlying Funds, each Fund use the NAVs reported by the Underlying Funds in which it invests. In valuing other portfolio securities, if any, each Fund generally uses market quotations and valuations provided by independent pricing services. If market prices are not readily available or the Adviser reasonably believes that they are unreliable, the Funds’ Fair Value Pricing Committee will price those securities at fair value as determined in good faith using methods approved by the Board. Examples of situations where the Adviser may determine that the market price of a security is unreliable include, but are not limited to: if a security or other asset or liability does not have a price source due to its lack of liquidity, if the Adviser believes a market quotation from a broker-dealer or other source is unreliable, or where the security or other asset or other liability is thinly traded. The Fair Value Pricing Committee’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fair Value Pricing Committee assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. The respective prospectuses for the Underlying Funds in which a Fund invests explain the circumstances in which those Underlying Funds will use fair value pricing and the effects of fair value pricing.

Purchasing and Selling Fund Shares

This section tells you how to purchase and sell (sometimes called “redeem”) Institutional Shares of the Funds.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see “Taxes.”

How to Purchase and Redeem Fund Shares

Shares of each Fund are offered exclusively to participants of retirement plans specified by Kaiser Foundation Health Plan, Inc. (“Eligible Plans”). Any individual with an account under an Eligible Plan may purchase shares of each Fund.

Purchases and redemptions of Fund shares are made through the administrative and recordkeeping service provider of an Eligible Plan (a “Recordkeeper”). All purchases and redemptions of Fund shares shall be facilitated through a clearing corporation process unless otherwise specified in this prospectus. Please contact your Eligible Plan’s Recordkeeper for instructions on how to purchase and redeem Fund shares. A Recordkeeper may receive payments from an Eligible Plan or its sponsor for recordkeeping and administrative services provided to the Eligible Plan and its participants.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

Redemptions In-Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds’ remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). The Funds may also redeem in-kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the U.S. Securities and Exchange Commission (“SEC”). More information about this is in the SAI.

Payments to Financial Intermediaries

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see “Payments to Financial Intermediaries” in the Funds’ SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of a Fund’s shares.

Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

Other Policies

Excessive Trading Policies and Procedures

Each Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring a Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control. The Funds’ policies and procedures include:

•	Shareholders are restricted from making more than four (4) “round trips” into or out of a Fund within any one-year period. If a shareholder exceeds this amount, a Fund and/or its service providers may, at their discretion, reject any additional purchase orders. Each Fund defines a “round trip” as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

•	Each Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund. Each Fund will notify a shareholder that a purchase order has been rejected generally within two (2) business days after it receives such order.

Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into “information sharing agreements” with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable a Fund to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities and has appointed an anti-money laundering officer to monitor the Fund’s compliance with the program. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the applicable Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.  While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property.  A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder's financial intermediary (if shares are not held directly with the Funds).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 855-457-3637 (855-4KPFNDS).

Dividends and Distributions

The Funds distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution. Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid in cash. To elect to receive your distribution in cash, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions made available by the Funds in cash after the Funds receive your notice. To cancel your election, simply send written notice to the Funds. Distributions from the Funds will be taxable to shareholders whether received in cash or reinvested in additional shares. Shareholders who reinvest distributions in the Funds will be required to pay taxes on such distributions from other resources.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary relates solely to investors holding their shares through a tax-deferred account.

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through a 401(k) Plan, 403(b) Plan or any other employer-sponsored retirement or savings plan that qualifies for tax-advantaged treatment under federal income tax laws. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Redemptions of Fund shares resulting in withdrawals from the plan are subject to numerous complex and special tax rules and may be subject to a penalty tax in the case of premature withdrawals. If you have questions about the tax consequences of 401(k) Plan or 403(b) Plan withdrawals, you should consult your tax advisor or plan administrator.

More information about taxes is in the SAI.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial Highlights

The table that follows presents performance information about Institutional Shares of the KP Retirement Path 2015 Fund, KP Retirement Path 2020 Fund, KP Retirement Path 2025 Fund, KP Retirement Path 2030 Fund, KP Retirement Path 2035 Fund, KP Retirement Path 2040 Fund, KP Retirement Path 2045 Fund, KP Retirement Path 2050 Fund, KP Retirement Path 2055 Fund, and KP Retirement Path 2060 Fund. This information is intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the Funds. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the 2017 Annual Report of the Funds, which is available upon request by calling the Funds at 1-855-457-3637.

For the year or period ended December 31,

For a share outstanding throughout the periods

	Net Asset Value, Beginning of Year or Period	Net Investment Income†	Net Realized and Unrealized Gain/ (Loss) on Investments	Total from Operations	Distributions from Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Year or Period	Total Return‡	Net Assets End of Year or Period (000)	Ratio of Expenses to Average Net Assets††	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover ‡

KP Retirement Path 2015 Fund* - Institutional Shares
2017	$9.96	$0.20	$0.80	$1.00	$(0.24)	$(0.21)	$(0.45)	$10.51	10.03%	$439,687	0.07%	1.89%	28%
2016	$9.76	$0.17	$0.34	$0.51	$(0.22)	$(0.09)	$(0.31)	$9.96	5.24%	$462,303	0.08%	1.69%	15%
2015	$10.07	$0.15	$(0.13)	$0.02	$(0.20)	$(0.13)	$(0.33)	$9.76	0.14%	$483,292	0.08%	1.45%	24%
2014@	$10.00	$0.18	$0.20	$0.38	$(0.24)	$(0.07)	$(0.31)	$10.07	3.82%	$522,066	0.10%	1.81%	23%

KP Retirement Path 2020 Fund* - Institutional Shares
2017	$10.10	$0.21	$1.01	$1.22	$(0.25)	$(0.17)	$(0.42)	$10.90	12.04%	$877,534	0.07%	1.98%	25%
2016	$9.82	$0.18	$0.40	$0.58	$(0.21)	$(0.09)	$(0.30)	$10.10	5.92%	$772,111	0.08%	1.79%	13%
2015	$10.11	$0.16	$(0.17)	$(0.01)	$(0.20)	$(0.08)	$(0.28)	$9.82	(0.10)%	$707,746	0.07%	1.56%	19%
2014@	$10.00	$0.19	$0.21	$0.40	$(0.25)	$(0.04)	$(0.29)	$10.11	3.96%	$679,151	0.09%	1.92%	11%

KP Retirement Path 2025 Fund* - Institutional Shares
2017	$10.15	$0.22	$1.26	$1.48	$(0.26)	$(0.15)	$(0.41)	$11.22	14.59%	$1,061,313	0.07%	2.00%	19%
2016	$9.81	$0.19	$0.46	$0.65	$(0.21)	$(0.10)	$(0.31)	$10.15	6.64%	$842,733	0.07%	1.87%	10%
2015	$10.11	$0.17	$(0.21)	$(0.04)	$(0.21)	$(0.05)	$(0.26)	$9.81	(0.35)%	$718,758	0.07%	1.64%	12%
2014@	$10.00	$0.20	$0.20	$0.40	$(0.26)	$(0.03)	$(0.29)	$10.11	3.92%	$650,003	0.09%	1.98%	8%

KP Retirement Path 2030 Fund* - Institutional Shares
2017	$10.15	$0.22	$1.50	$1.72	$(0.27)	$(0.16)	$(0.43)	$11.44	16.93%	$1,013,379	0.07%	1.98%	18%
2016	$9.76	$0.19	$0.52	$0.71	$(0.20)	$(0.12)	$(0.32)	$10.15	7.32%	$773,892	0.07%	1.91%	9%
2015	$10.09	$0.17	$(0.22)	$(0.05)	$(0.22)	$(0.06)	$(0.28)	$9.76	(0.52)%	$639,173	0.07%	1.70%	9%
2014@	$10.00	$0.20	$0.17	$0.37	$(0.26)	$(0.02)	$(0.28)	$10.09	3.78%	$580,413	0.08%	2.02%	8%

KP Retirement Path 2035 Fund* - Institutional Shares
2017	$10.19	$0.22	$1.71	$1.93	$(0.28)	$(0.16)	$(0.44)	$11.68	18.93%	$1,133,140	0.06%	1.96%	16%
2016	$9.75	$0.19	$0.58	$0.77	$(0.20)	$(0.13)	$(0.33)	$10.19	7.91%	$845,902	0.07%	1.89%	9%
2015	$10.10	$0.18	$(0.25)	$(0.07)	$(0.23)	$(0.05)	$(0.28)	$9.75	(0.70)%	$691,910	0.06%	1.71%	7%
2014@	$10.00	$0.20	$0.19	$0.39	$(0.27)	$(0.02)	$(0.29)	$10.10	3.86%	$620,600	0.08%	2.01%	7%

KP Retirement Path 2040 Fund* - Institutional Shares
2017	$10.21	$0.22	$1.85	$2.07	$(0.29)	$(0.16)	$(0.45)	$11.83	20.28%	$1,043,698	0.06%	1.94%	15%
2016	$9.75	$0.18	$0.61	$0.79	$(0.19)	$(0.14)	$(0.33)	$10.21	8.14%	$762,771	0.07%	1.86%	8%
2015	$10.10	$0.17	$(0.25)	$(0.08)	$(0.22)	$(0.05)	$(0.27)	$9.75	(0.73)%	$611,633	0.06%	1.68%	7%
2014@	$10.00	$0.20	$0.20	$0.40	$(0.27)	$(0.03)	$(0.30)	$10.10	3.91%	$543,274	0.08%	2.02%	8%

KP Retirement Path 2045 Fund* - Institutional Shares

2017	$10.20	$0.22	$1.92	$2.14	$(0.29)	$(0.15)	$(0.44)	$11.90	21.00%	$766,861	0.06%	1.93%	14%
2016	$9.74	$0.19	$0.60	$0.79	$(0.18)	$(0.15)	$(0.33)	$10.20	8.15%	$535,836	0.07%	1.89%	9%
2015	$10.09	$0.18	$(0.25)	$(0.07)	$(0.22)	$(0.06)	$(0.28)	$9.74	(0.66)%	$413,485	0.06%	1.71%	9%
2014@	$10.00	$0.21	$0.17	$0.38	$(0.27)	$(0.02)	$(0.29)	$10.09	3.76%	$354,753	0.08%	2.06%	8%

KP Retirement Path 2050 Fund* - Institutional Shares
2017	$10.24	$0.23	$1.97	$2.20	$(0.29)	$(0.14)	$(0.43)	$12.01	21.52%	$414,001	0.06%	2.02%	13%
2016	$9.75	$0.20	$0.60	$0.80	$(0.18)	$(0.13)	$(0.31)	$10.24	8.25%	$257,588	0.07%	1.98%	10%
2015	$10.09	$0.19	$(0.26)	$(0.07)	$(0.22)	$(0.05)	$(0.27)	$9.75	(0.70)%	$172,257	0.06%	1.82%	9%
2014@	$10.00	$0.22	$0.16	$0.38	$(0.27)	$(0.02)	$(0.29)	$10.09	3.76%	$124,388	0.08%	2.19%	10%

KP Retirement Path 2055 Fund* - Institutional Shares
2017	$10.22	$0.26	$1.94	$2.20	$(0.29)	$(0.10)	$(0.39)	$12.03	21.59%	$111,748	0.06%	2.24%	15%
2016	$9.70	$0.22	$0.58	$0.80	$(0.18)	$(0.10)	$(0.28)	$10.22	8.28%	$54,819	0.07%	2.26%	16%
2015	$10.07	$0.23	$(0.30)	$(0.07)	$(0.21)	$(0.09)	$(0.30)	$9.70	(0.66)%	$27,088	0.06%	2.19%	21%
2014@	$10.00	$0.24	$0.15	$0.39	$(0.27)	$(0.05)	$(0.32)	$10.07	3.81%	$12,658	0.10%	2.44%	28%

KP Retirement Path 2060 Fund* - Institutional Shares
2017	$10.27	$0.28	$1.94	$2.22	$(0.29)	$(0.20)	$(0.49)	$12.00	21.66%	$22,985	0.07%	2.43%	27%
2016	$9.78	$0.21	$0.59	$0.80	$(0.18)	$(0.13)	$(0.31)	$10.27	8.18%	$9,097	0.07%	2.10%	51%
2015	$10.12	$0.22	$(0.28)	$(0.06)	$(0.22)	$(0.06)	$(0.28)	$9.78	(0.60)%	$5,748	0.06%	2.09%	100%
2014@	$10.00	$0.20	$0.19 ^	$0.39	$(0.27)	$—	$(0.27)	$10.12	3.92%	$2,452	0.15%	1.98%	340%

*	Commenced operations on January 10, 2014.
@	For the period ended December 31, 2014. All ratios for the period have been annualized.
†	Per share calculations were performed using the average shares method.
††	Ratio does not include the expenses of the underlying funds, as applicable.
‡	Total return and portfolio turnover are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay of Fund distributions or the redemption of Fund shares.
^	The amount shown for a share outstanding throughout the period does not accord with the aggregate net realized and unrealized losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as “-” are $0 or have been rounded to $0.

THE KP FUNDS

Investment Adviser

Callan LLC

600 Montgomery Street, Suite 800

San Francisco, California 94111

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103-2921

More information about the Funds is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated May 1, 2018, as it may be amended from time to time, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: These reports list the Funds’ holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	855-457-3637 (855-4KPFNDS)

By Mail:	The KP Funds c/o SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19546

By Internet:	www.kp-funds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The KP Funds, from the EDGAR Database on the SEC’s website at www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-22838

KPF-PS-001-0600

STATEMENT OF ADDITIONAL INFORMATION

KP LARGE CAP EQUITY FUND

(Ticker Symbol: Institutional Class—KPLCX)

KP SMALL CAP EQUITY FUND

(Ticker Symbol: Institutional Class—KPSCX)

KP INTERNATIONAL EQUITY FUND

(Ticker Symbol: Institutional Class—KPIEX)

KP FIXED INCOME FUND

(Ticker Symbol: Institutional Class—KPFIX)

KP RETIREMENT PATH 2015 FUND

(Ticker Symbol: Institutional Class—KPRAX)

KP RETIREMENT PATH 2020 FUND

(Ticker Symbol: Institutional Class—KPRBX)

KP RETIREMENT PATH 2025 FUND

(Ticker Symbol: Institutional Class—KPRCX)

KP RETIREMENT PATH 2030 FUND

(Ticker Symbol: Institutional Class—KPRDX)

KP RETIREMENT PATH 2035 FUND

(Ticker Symbol: Institutional Class—KPREX)

KP RETIREMENT PATH 2040 FUND

(Ticker Symbol: Institutional Class—KPRFX)

KP RETIREMENT PATH 2045 FUND

(Ticker Symbol: Institutional Class—KPRGX)

KP RETIREMENT PATH 2050 FUND

(Ticker Symbol: Institutional Class—KPRHX)

KP RETIREMENT PATH 2055 FUND

(Ticker Symbol: Institutional Class—KPRIX)

KP RETIREMENT PATH 2060 FUND

(Ticker Symbol: Institutional Class—KPRJX)

each, a series of THE KP FUNDS

May 1, 2018

Investment Adviser:

CALLAN LLC

Investment Sub-Advisers:

Acadian Asset Management LLC

AQR Capital Management, LLC

Aristotle Capital Boston, LLC

CastleArk Management LLC

Columbus Circle Investors

Credit Suisse Asset Management, LLC

DePrince Race & Zollo, Inc.

Loomis, Sayles & Company, L.P.

Marathon Asset Management LLP

MFS Investment Management

PanAgora Asset Management, Inc.

Payden & Rygel

Penn Capital Management Company, Inc.

Sprucegrove Investment Management Ltd.

SSGA Funds Management, Inc.

T. Rowe Price Associates, Inc.

Walthausen & Co., LLC

William Blair Investment Management, LLC

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The KP Funds (the “Trust”) and the KP Large Cap Equity Fund, KP Small Cap Equity Fund, KP International Equity Fund, KP Fixed Income Fund, KP Retirement Path 2015 Fund, KP Retirement Path 2020 Fund, KP Retirement Path 2025 Fund, KP Retirement Path 2030 Fund, KP Retirement Path 2035 Fund, KP Retirement Path 2040 Fund, KP Retirement Path 2045 Fund, KP Retirement Path 2050 Fund, KP Retirement Path 2055 Fund, and KP Retirement Path 2060 Fund (each, a “Fund” and together, the “Funds”). This SAI is incorporated by reference into and should be read in conjunction with the Funds’ prospectuses dated May 1, 2018, as they may be amended from time to time (each, a “Prospectus” and together, the “Prospectuses”). Capitalized terms not defined herein are defined in the Prospectuses. The most recent Annual Report for the Funds, which includes the Funds’ audited financial statements dated December 31, 2017, is incorporated by reference into this SAI. Shareholders may obtain copies of the Prospectuses or the Funds’ Annual Reports free of charge by writing to the Trust at The KP Funds, c/o SEI Investments, One Freedom Valley Drive, Oaks, PA 19546, or calling the Trust at 855-457-3637 (855-4KPFNDS).

May 1, 2018	KPF-SX-001-0600

i

THE TRUST

The KP Funds (the "Trust") is an open-end management investment company that offers shares of diversified portfolios. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated March 25, 2013 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series ("portfolios") of units of beneficial interest ("shares") and separate classes of shares of such portfolios. Shareholders currently may purchase shares in the portfolios through one class. Additional share classes of portfolios may be offered in the future, which may provide for variations in distribution fees, transfer agent fees, shareholder servicing fees, administrative servicing fees, dividends and certain voting rights. Each share of each portfolio represents an equal proportionate interest in that portfolio with each other share of that portfolio.

The management and affairs of the Trust are supervised by a Board of Trustees (each member, a "Trustee" and together, the "Trustees" or the "Board") under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described in this Statement of Additional Information ("SAI"), certain companies provide essential management services to the Trust. All consideration received by the Trust for shares of any portfolio, all assets of such portfolio, belong to that portfolio and would be subject to the liabilities related thereto. The Trust pays its expenses, including, among others, the fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and report to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organizational expenses. This SAI relates to the following portfolios:

•	the KP Large Cap Equity Fund, KP Small Cap Equity Fund, KP International Equity Fund and KP Fixed Income Fund (together, the “Asset Class Funds”); and
•	the KP Retirement Path 2015 Fund, KP Retirement Path 2020 Fund, KP Retirement Path 2025 Fund, KP Retirement Path 2030 Fund, KP Retirement Path 2035 Fund, KP Retirement Path 2040 Fund, KP Retirement Path 2045 Fund, KP Retirement Path 2050 Fund, KP Retirement Path 2055 Fund, and KP Retirement Path 2060 Fund (together, the “Target Date Funds” and together with the Asset Class Funds, the “Funds” and each, a “Fund”).

The investment adviser, Callan LLC ("Callan" or the "Adviser"), and investment sub-advisers (each, a "Sub-Adviser" and, together, the "Sub-Advisers") to the Funds are referred to collectively as the "advisers." The affiliated and unaffiliated investment companies in which each Fund may invest are each referred to as an “Underlying Fund” and collectively as “Underlying Funds.”

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices of the Funds and the associated risk factors. Under normal circumstances, each Target Date Fund invests only in shares of other investment companies: both (i) the Asset Class Funds and (ii) other mutual funds to which the Adviser does not serve as investment adviser that are identified in the Target Date Funds’ Prospectus (together, “Unaffiliated Underlying Funds”). Each Asset Class Fund may also invest in Unaffiliated Underlying Funds and other investment companies (together with Unaffiliated Underlying Funds, “Underlying Funds”). Therefore, references to "Fund," where applicable, also refer to the Underlying Funds. A Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the advisers, such investments or investment practices will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. The Adviser or a Sub-Adviser, as applicable, may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by a Fund's stated investment policies, including those stated below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's investment objective.

Each Fund’s principal investment strategies and the risks associated with the same are described in the “Summary Section” and “More Information about the Funds’ Investment Objectives, Strategies and Risks” sections of the Prospectuses. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that a Fund may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in a Fund’s Prospectus, should not be considered to be a principal strategy (or related risk) applicable to that Fund.

AMERICAN DEPOSITARY RECEIPTS ("ADRs")—ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

ASSET-BACKED SECURITIES—Asset-backed securities are securities backed by non-mortgage assets, such as company receivables, truck and auto loans, leases, home equity loans and credit card receivables.

Other asset-backed securities may be created in the future. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations.

Asset-backed securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets that are passed through to the security holder. Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities.

For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There is also the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Collateralized Debt Obligations ("CDOs"). CDOs are securitized interests in pools of non-mortgage assets. Such assets usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation ("CLO") if it holds only loans. Multiple levels of securities are issued by the CDO, offering various maturity and credit risk characteristics that are characterized according to their degree of credit risk. Purchasers in CDOs are credited with their portion of the scheduled payments of interest and principal on the underlying assets plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CDOs in the longer maturity series are less likely than other asset passthroughs to be prepaid prior to their stated maturity.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. There may be a limited secondary market for such securities.

In addition to the general risks associated with debt securities discussed in this SAI and the Prospectus, asset-backed securities carry additional risks including, but not limited to, the possibilities that: (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

For purposes of the Funds' concentration policies, asset-backed securities will be classified according to the underlying assets securing such securities.

COMMERCIAL PAPER— Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance generally not exceeding 270 days. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

COMMODITY INVESTMENTS—A Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked instruments, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, agricultural or meat products or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The Sub-Advisers and, to the extent it directly manages the assets of a Fund, the Adviser, seek to provide exposure to various commodities and commodity sectors. The value of commodity-linked instruments may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism or political and regulatory developments. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. For example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase in value. Of course, there can be no guarantee that these investments will perform in the same manner in the future, and at certain times the price movements of commodity investments have been parallel to those of debt and equity securities. In general, commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodity prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

An Underlying Fund may gain most of its exposure to the commodities markets through its investment in a wholly owned subsidiary organized under the laws of a country other than the U.S., such as the Cayman Islands, which, in turn, may invest in commodity investments and commodity-linked derivative instruments. Additionally, an Underlying Fund may invest in commodity investments and commodity-linked derivate instruments directly. In order for an Underlying Fund to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Underlying Fund must, among other requirements, derive at least 90% of its gross income each taxable year from “qualifying income,” which is described in more detail in the "Taxes" section of the SAI. In September 2016, the Internal Revenue Service (“IRS”) issued proposed regulations that would require an Underlying Fund’s wholly-owned subsidiary organized under the laws of a country other than the U.S. to distribute its “Subpart F” income (defined in Section 951 of the Code to include passive income such as income from commodity-linked derivatives) each year in order for the Underlying Fund to treat that income as qualifying income.

The commodity investment strategies of an Underlying Fund may make it difficult for such Underlying Fund to satisfy the qualifying income and asset diversification tests, as described in more detail in the "Taxes" section SAI, and in turn qualify as a RIC. If an Underlying Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Underlying Fund’s taxable income would be subject to tax at the Underlying Fund level and to a further tax when such income is ultimately distributed to Fund shareholders. Under certain circumstances, an Underlying Fund may be able to cure a failure to meet the Qualifying Income Test, but in order to do so the Underlying Fund may incur significant fund-level taxes, which would effectively reduce (and could eliminate) the Underlying Fund’s returns. The failure of an Underlying Fund to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

CONSTRUCTION LOANS—In general, construction loans are mortgages on multifamily homes that are insured by the Federal Housing Administration ("FHA") under various federal programs of the National Housing Act of 1934 and its amendments. Several FHA programs have evolved to ensure the construction financing and permanent mortgage financing on multifamily residences, nursing homes, elderly residential facilities and health care units. Project loans typically trade in two forms: either as FHA-insured or Government National Mortgage Association ("GNMA") insured pass-through securities. In this case, a qualified issuer issues the pass-through securities while holding the underlying mortgage loans as collateral. Regardless of form, all projects are government-guaranteed by the U.S. Department of Housing and Urban Development ("HUD") through the FHA insurance fund. The credit backing of all FHA and GNMA projects derives from the FHA insurance fund, so projects issued in either form enjoy the full faith and credit backing of the U.S. Government.

Most project pools consist of one large mortgage loan rather than numerous smaller mortgages, as is typically the case with agency single-family mortgage securities. As such, prepayments on projects are driven by the incentives most mortgagors have to refinance and are very project-specific in nature. However, to qualify for certain government programs, many project securities contain specific prepayment restrictions and penalties.

Under multifamily insurance programs, the government insures the construction financing of projects as well as the permanent mortgage financing on the completed structures. This is unlike the single-family mortgage market, in which the government only insures mortgages on completed homes. Investors purchase new projects by committing to fund construction costs on a monthly basis until the project is built. Upon project completion, an investor's construction loan commitments are converted into a proportionate share of the final permanent project mortgage loan. The construction financing portion of a project trades in the secondary market as an insured Construction Loan Certificate ("CLC"). When the project is completed, the investor exchanges all the monthly CLCs for an insured Permanent Loan Certificate ("PLC"). The PLC is an insured pass-through security backed by the final mortgage on the completed property. As such, PLCs typically have a thirty-five to forty year maturity, depending on the type of final project. There are vastly more PLCs than CLCs in the market, owing to the long economic lives of the project structures. While neither CLCs nor PLCs are as liquid as agency single-family mortgage securities, both are traded on the secondary market and would generally not be considered illiquid. The benefit to owning these securities is a relatively high yield combined with significant prepayment protection, which generally makes these types of securities more attractive when prepayments are expected to be high in the mortgage market. CLCs typically offer a higher yield due to the fact that they are somewhat more administratively burdensome to account for.

CREDIT-LINKED NOTES—Credit-linked securities typically are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Additional information about derivatives and the risks associated with them is provided under “Swaps, Caps, Floors, Collars and Swaptions.” Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs then the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referenced creditor defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

DEMAND INSTRUMENTS—Certain instruments may entail a demand feature that permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes. Demand instruments with demand notice periods exceeding seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under "Illiquid Securities" below.

DIRECT LOANS, ASSIGNMENTS AND LOAN PARTICIPATIONS—Senior loans and bank loans typically are arranged through private negotiations between a borrower and several financial institutions or a group of lenders which are represented by one or more lenders acting as agent. The agent frequently is a commercial bank that originates the loan and invites other parties to join the lending syndicate. The agent will be primarily responsible for negotiating the loan agreement between the borrower and the lenders and will have responsibility for the documentation and ongoing administration of the loan on behalf of the lenders after completion of the loan transaction. A Fund can invest in a senior loan or bank loan either as a direct lender or through an assignment or participation. When a Fund acts as a direct lender, it will have a direct contractual relationship with the borrower and may participate in structuring the loan, enforce compliance by the borrower with the terms of the loan agreement and may have voting, consent and set-off rights under the loan agreement.

Loan assignments are investments in all or a portion of certain senior loans or bank loans purchased from the lenders or from other third parties. The purchaser of an assignment typically will acquire direct rights against the borrower under the loan. While the purchaser of an assignment typically succeeds to all the rights and obligations of the assigning lender under the loan agreement, because assignments are arranged through private negotiations between potential assignees and assignors, or other third parties whose interests are being assigned, the rights and obligations acquired by a Fund may differ from and be more limited than those held by the assigning lender.

With respect to senior loan or bank loan participations, a holder of a loan participation typically has only a contractual right with the seller of the participation and not with the borrower or any other entities interpositioned between the seller of the participation and the borrower. As such, the purchaser of a loan participation assumes the credit risk of the seller of the participation, and any intermediary entities between the seller and the borrower, in addition to the credit risk of the borrower. A Fund holding a participation will have the right to receive payments of principal, interest and fees to which it may be entitled only from the seller of the participation and only upon receipt of the seller of such payments from the borrower or from any intermediary parties between the seller and the borrower. Additionally, the purchaser of a participation generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, will have no voting, consent or set-off rights under the loan agreement and may not directly benefit from the collateral supporting the loan although lenders that sell participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such participations. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller or intermediary. In addition, if the borrower fails to pay principal and interest when due, a Fund may be subject to greater delays, expenses and risks that those that would have been involved if the Fund had purchased a direct obligation of such borrower.

Direct loans, assignments and loan participations may be considered liquid, as determined by the advisers based on criteria approved by the Board.

DERIVATIVES— In an attempt to reduce systemic and counterparty risks associated with over-the-counter (“OTC”) derivatives transactions, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) will require that a substantial portion of OTC derivatives be executed in regulated markets and submitted for clearing to regulated clearinghouses. The Commodities Futures Trading Commission (“CFTC”) also requires a substantial portion of derivative transactions that have historically been executed on a bilateral basis in the OTC markets to be executed through a regulated swap execution facility or designated contract market. The SEC is expected to impose a similar requirement with respect to security-based swaps. Such requirements may make it more difficult and costly for investment funds, including the Funds, to enter into highly tailored or customized transactions. They may also render certain strategies in which a Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.

OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or CFTC-mandated margin requirements. The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. Although the Dodd-Frank Act includes limited exemptions from the clearing and margin requirements on which a Fund may be able to rely, the OTC derivative dealers with which the Fund may execute the majority of its OTC derivatives may not be able to rely on such exemptions, and therefore such dealers may be subject to clearing and margin requirements notwithstanding whether a Fund is subject to such requirements. OTC derivative dealers are also required to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations. This will further increase the dealers’ costs, which costs are expected to be passed through to other market participants in the form of higher fees and less favorable dealer marks.

Although the Dodd-Frank Act will require many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearing house, certain of the derivatives that may be traded by a Fund may remain principal-to-principal or OTC contracts between a Fund and third parties entered into privately. The risk of counterparty non-performance can be significant in the case of these OTC instruments, and “bid-ask” spreads may be unusually wide in these unregulated markets. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be complex, may include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty’s failure to meet its financial obligations), as further discussed below; (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party’s legal capacity to enter into it could render the financial contract unenforceable, and the insolvency or bankruptcy of a counterparty could pre-empt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate the derivative); (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

Dealers and major participants with whom a Fund may trade will be subject to minimum capital and margin requirements. These requirements may apply irrespective of whether the OTC derivatives in question are exchange-traded or cleared. OTC derivatives dealers are subject to business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for OTC derivative dealers, which are likely to be passed along, at least partially, to market participants in the form of higher fees or less advantageous dealer marks. The full impact of the Dodd-Frank Act on the Funds remains uncertain, and it is unclear how the OTC derivatives markets will ultimately adapt to this new regulatory regime.

In addition, the SEC proposed new derivatives rules in December 2015 that could limit the Funds’ use of derivatives, and adversely impact the Funds’ ability to achieve their investment objectives.

More information about particular types of derivatives instruments is included below in the sections titled “Forward Foreign Currency Contracts,” “Futures Contracts and Options on Futures Contracts,” “Options” and “Swaps, Caps, Floors, Collars and Swaptions.”

DISTRESSED SECURITIES—Distressed securities are securities of issuers that are in transition, out of favor, financially leveraged or troubled or potentially troubled and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. Distressed securities are considered risky investments, although they may also offer the potential for correspondingly high returns. Such issuers' securities may be considered speculative, and the ability of such issuers to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such issuers.

DOLLAR ROLLS—Dollar rolls are transactions in which securities (usually mortgage-backed securities) are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, Funds will “cover” any dollar roll as required by the 1940 Act.

EQUITY-LINKED WARRANTS—Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and purchases shares in the local market. The broker then issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrant can be redeemed for 100% of the value of the underlying stock (less transaction costs). American style warrants can be exercised at any time. The warrants are U.S. dollar-denominated and priced daily on several international stock exchanges.

There are risks associated with equity-linked warrants. The investor will bear the full counterparty risk associated with the issuing broker; however, the advisers select to mitigate this risk by only purchasing from issuers with high credit ratings. Equity-linked warrants also have a longer settlement period because they go through the same registration process as the underlying shares (about three weeks), and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Funds' investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act (see more information in the "Description of Permitted Investments and Risk Factors - Investment Companies" section of this SAI).

EQUITY SECURITIES—Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks, which may cause their prices to fluctuate over time. Further, fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. The Funds purchase and sell equity securities in various ways, including through recognized foreign exchanges, registered exchanges in the U.S. or the over-the-counter market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. The Funds may purchase preferred stock of all ratings as well as unrated stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged by the holder or by the issuer into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields that are higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk and are often lower-quality securities. The Funds that invest in convertible securities may purchase convertible securities of all ratings, as well as unrated securities.

Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies typically have lower trading volumes and consequently are often less liquid. Such securities may also have less market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EUROBONDS—A Eurobond is a fixed income security denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars or U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.

EXCHANGE-TRADED PRODUCTS (“ETPs”)—A Fund may directly purchase shares of or interests in exchange-traded products (“ETPs”) (including exchange-traded funds structured as investment companies (“ETFs”) and exchange-traded notes (“ETNs”)). The Funds will only invest in ETPs to the extent consistent with their investment objectives, policies, strategies and limitations.

The risks of owning interests of ETPs generally reflect the risks of owning the securities comprising the index which an index-based ETP is designed to track or the other holdings of an active or index-based ETP. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer’s credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund’s operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

ETNs. ETNs are generally senior, unsecured, unsubordinated debt securities issued by a sponsor. ETNs are designed to provide investors with a different way to gain exposure to the returns of market benchmarks, particularly those in the natural resource and commodity markets. An ETN’s returns are based on the performance of a market index minus fees and expenses. ETNs are not equity investments or investment companies, but they do share some characteristics with those investment vehicles. As with equities, ETNs can be shorted, and as with ETFs and index funds, ETNs are designed to track the total return performance of a benchmark index. Like ETFs, ETNs are traded on an exchange and can be bought and sold on the listed exchange. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds,

ETNs do not make periodic interest payments, and principal is not protected. The market value of an ETN is determined by supply and demand, the current performance of the market index to which the ETN is linked and the credit rating of the ETN issuer.

The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities/commodities/instruments underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value.

Certain ETNs may not produce qualifying income for purposes of the Qualifying Income Test (as described in the “Taxes” section of this SAI), which must be met in order for a Fund to maintain its status as a RIC under Subchapter M of the Code. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Funds may not be able to accurately predict the non-qualifying income from these investments (see more information in the “Taxes” section of this SAI).

FIXED INCOME SECURITIES—Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income securities in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value.

Securities held by a Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest and do not guarantee the yield or value of the securities or the yield or value of the Fund's shares.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

Additional information regarding fixed income securities is described below:

Duration. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. Longer-term fixed income securities in which a portfolio may invest are more volatile than shorter-term fixed income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by a Nationally Recognized Statistical Rating Organization ("NRSRO") or, if not rated, are determined to be of comparable quality by a Fund's advisers, as applicable (see "Appendix A—Description of Ratings" for a description of the bond rating categories of several NRSROs). Ratings of each NRSRO represent its opinion of the safety of principal and interest payments, not the market risk, of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics and also have speculative characteristics. Securities rated Baa3 or higher by Moody's or BBB- or higher by Standard & Poor's ("S&P") are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated in the Baa category to have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher-rated categories. In the event a security owned by a Fund is downgraded below investment grade, the Fund's advisers, as applicable, will review the situation and take appropriate action with regard to the security.

Lower-Rated Securities. Lower-rated bonds or non-investment grade bonds are commonly referred to as "junk bonds" or high yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (known as "credit risk") and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (known as "market risk"). Lower-rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but also the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, it may be more difficult for a Fund to sell these securities, or a Fund may only be able to sell the securities at prices lower than if such securities were highly liquid. Furthermore, a Fund may experience difficulty in valuing certain high yield securities at certain times. Under these circumstances, prices realized upon the sale of such lower-rated or unrated securities may be less than the prices used in calculating a Fund's net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower-rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the Fund's exposure to the risks of high yield securities. Certain Funds may invest in securities rated as low as "C" by Moody's or "D" by S&P and may invest in unrated securities that are of comparable quality as junk bonds.

Sensitivity to Interest Rate and Economic Changes. Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value may decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, it may be forced to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may adversely affect a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

Taxes. The Funds may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by a Fund and is therefore subject to the distribution requirements applicable to RICs under the Code. Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

FOREIGN SECURITIES AND EMERGING AND FRONTIER MARKETS—Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices that differ from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (“EU”). Although the precise timeframe for “Brexit” is uncertain, the UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017, and this formal notification began a two-year period of negotiations regarding the terms of the UK’s exit from the EU. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Funds’ investments.

The Funds' investments in emerging and frontier markets can be considered speculative and may therefore offer higher potential for gains and losses than investments in developed markets. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economies of such countries or investments in such countries. "Frontier market countries" are a subset of emerging market countries with even smaller national economies, so these risks may be magnified further. The economies of emerging and frontier market countries are generally heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries.

In addition to the risks of investing in debt securities of emerging and frontier markets, a Fund's investments in government or government-related securities of emerging and frontier market countries and restructured debt instruments in emerging and frontier markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

FORWARD FOREIGN CURRENCY CONTRACTS—A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party's profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by "rolling" it over prior to the originally scheduled settlement date. A Fund may use forward contracts for cash equitization purposes, which allows a Fund to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

The Funds may use currency instruments as part of a hedging strategy, as described below:

Transaction Hedging. Transaction hedging is when a Fund enters into a currency transaction with respect to specific assets or liabilities of the Fund, which generally arises in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Funds may enter into transaction hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transaction.

Position Hedging. A Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (called "position hedging"). A Fund may use position hedging when the advisers reasonably believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Cross Hedges. A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

Proxy Hedges. A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies.

In addition to the hedging transactions described above, the Funds may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Unless consistent with and permitted by its stated investment policies, a Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging, described above. If consistent with and permitted by its stated investment policies, a Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. Certain Funds may engage in currency transactions for hedging purposes, as well as to enhance the Fund's returns.

The Funds may engage in non-deliverable forward transactions. A non-deliverable forward transaction is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed-upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, a Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed-upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed. Under definitions recently adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared. These changes are expected to reduce counterparty/credit risk as compared to bilaterally negotiated contracts.

Open positions in forwards will be covered by the segregation or “earmarking” of assets determined to be liquid, and are marked to market daily, in accordance with the Funds’ policies and procedures.

Risks. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. If a Fund enters into a currency hedging transaction, the Fund will "cover" its position as required by 1940 Act.

The Funds may take active positions in currencies, which involve different techniques and risk analyses than the Funds' purchase of securities. Active investment in currencies may subject the Funds to additional risks, and the value of the Funds' investments may fluctuate in response to broader macroeconomic risks than if the Funds invested only in fixed income securities.

Currency transactions are subject to risks different from those of other portfolio transactions. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available.

The Funds may take long and short positions in foreign currencies in excess of the value of the Funds' assets denominated in a particular currency or when the Funds do not own assets denominated in that currency. If a Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund's volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund's assets.

Risks associated with entering into forward foreign currency contracts include the possibility that the market for forward foreign currency contracts may be limited with respect to certain currencies and, upon a contract’s maturity, the inability of a Fund to negotiate with the dealer to enter into an offsetting transaction. Forward foreign currency contracts may be closed out only by the parties entering into an offsetting contract. This creates settlement risk in forward foreign currency contracts, which is the risk of loss when one party to the forward foreign currency contract delivers the currency it sold but does not receive the corresponding amount of the currency it bought. Settlement risk arises in deliverable forward foreign currency contracts where the parties have not arranged to use a mechanism for payment-versus-payment settlement, such as an escrow arrangement. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward foreign currency contract market will always exist. These factors will restrict a Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, if a currency devaluation is generally anticipated, a Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward foreign currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of an adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward foreign currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward foreign currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS—Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made, and generally contracts are closed out prior to the expiration date of the contract.

The Funds may invest in options on foreign currencies and currency futures contracts. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the "premium," but cannot lose more than this amount, plus related transaction costs. Thus, where a Fund is a holder of options contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or "writer." If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer's position. Options on currencies may be purchased in the over-the-counter market between commercial entities dealing directly with each other as principals. In purchasing an over-the-counter currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

A Fund may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by a Fund to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by a Fund to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the U.S. Commodity Futures Trading Commission ("CFTC"). Pursuant to rules adopted under the Commodity Exchange Act ("CEA") by the CFTC, a Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a "commodity pool operator" ("CPO").

Consistent with the CFTC's regulations, the Trust, on behalf of the Funds, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Funds are not subject to registration or regulation as CPOs under the CEA. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with such limitations may restrict the Adviser’s ability to implement the Funds’ investment strategies and may adversely affect the Funds’ performance.

A Fund may use futures contracts and related options for hedging, risk management or other purposes, as permitted by its stated investment policies. Instances in which a Fund may use futures contracts and related options for risk management purposes include: (i) attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; (ii) attempting to minimize fluctuations in foreign currencies; (iii) attempting to gain exposure to a particular market, index or instrument; or (iv) other risk management purposes. A Fund may use futures contracts for cash equitization purposes, which allows the Fund to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid that are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the custodian).

With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, the Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any, rather than the market value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full market value of the futures contract.

A Fund may "cover" its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also "cover" its sale of a call option by taking positions in instruments with prices that are expected to move relatively consistently with the call option. A Fund may "cover" its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option. A Fund may enter into agreements with broker-dealers which require the broker-dealers to accept physical settlement for certain option contracts. If this occurs, the Fund would treat the option contract as being cash-settled for purposes of determining the Fund's coverage requirements.

There are significant risks associated with a Fund's use of futures contracts and options on futures contracts, including the following: (i) the success of a hedging strategy may depend on the advisers' ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures contracts. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

GNMA SECURITIES—A Fund may invest in securities issued by GNMA, a wholly owned U.S. Government corporation that guarantees the timely payment of principal and interest. However, any premiums paid to purchase these instruments are not subject to GNMA guarantees.

GNMA securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and therefore less principal volatility than a comparable 30-year mortgage-backed bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, a Fund will receive monthly scheduled payments of principal and interest. In addition, a Fund may receive unscheduled principal payments representing prepayments on the underlying mortgages. Any prepayments will be reinvested at the then-prevailing interest rate.

Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Due to this prepayment feature, GNMA certificates tend not to increase in value as much as most other debt securities when interest rates decline.

ILLIQUID SECURITIES—Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. The Funds may invest in illiquid securities. If, subsequent to purchase, a security held by a Fund becomes illiquid, the Fund may continue to hold the security. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, the advisers determine the liquidity of a Fund's investments. In determining liquidity, the advisers may consider various factors, including: (i) the frequency and volume of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security and the ability to assign or offset the rights and obligations of the security).

INFLATION PROTECTED SECURITIES—Inflation protected securities are fixed income securities whose value is periodically adjusted according to the rate of inflation. These securities may be issued by U.S. and foreign governments and corporations. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Inflation protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other U.S. and foreign inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount and, therefore, is subject to credit risk. The value of inflation protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. The periodic adjustment of U.S. inflation protected bonds is tied to the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”), published monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in principal for an inflation protected security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. A Fund’s distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where a Fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, a Fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

INSURANCE FUNDING AGREEMENTS ("IFAs")—An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the obligation is repaid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to a Fund's limitation on investment in illiquid securities when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent. Additional information about illiquid securities is provided under "Illiquid Securities" above.

INVESTMENT COMPANIES—Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and REITs, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Other investment companies are continuously offered at net asset value, but may also be traded in the secondary market at a premium or discount to their net asset value.

Generally, the federal securities laws limit the extent to which the Funds can invest in securities of other investment companies, subject to certain exceptions. For example, a Fund is prohibited under Section 12(d)(1)(A) of the 1940 Act from acquiring the securities of another investment company if, as a result of such acquisition: (i) the Fund owns more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, subject to certain exceptions. Pursuant to Rule 12d1-1 under the 1940 Act, the Funds may invest in one or more affiliated or unaffiliated investment companies that comply with Rule 2a-7 under the 1940 Act (to the extent required by Rule 12d1-1), in excess of the limits of Section 12(d)(1)(A) of the 1940 Act. A Fund may invest in such Rule 2a-7-compliant investment companies for cash management purposes, including as discussed in the "Securities Lending" section below, and to serve as collateral for derivatives positions. When a Fund invests in an affiliated or unaffiliated investment company, it will bear a pro rata portion of the investment company's expenses in addition to directly bearing the expenses associated with its own operations.

Certain Funds invest in unaffiliated underlying funds in reliance on Section 12(d)(1)(F) of the 1940 Act. Section 12(d)(1)(F) provides in pertinent part that issuers of any security purchased by a Fund are not obligated to redeem such security in an amount exceeding 1% of such issuer's total outstanding securities during any period of less than thirty days. As a result, shares of an Unaffiliated Underlying Fund held by a Fund in excess of 1% of the Unaffiliated Underlying Fund's outstanding shares could in certain circumstances be considered illiquid if it is determined that the shares may not be sold in the ordinary course of business within seven days. The liquidity of such excess shares will be considered on a case-by-case basis by the Adviser based on the following factors: (i) the Adviser's knowledge of an Unaffiliated Underlying Fund's section 12(d)(1)(F) redemption practice upon discussion with the Unaffiliated Underlying Fund's investment adviser; (ii) the Fund's past specific redemption experiences with the Unaffiliated Underlying Fund; (iii) the Adviser's evaluation of general market conditions that may affect securities held by the Unaffiliated Underlying Fund; (iv) the Fund's ability to accept a redemption in-kind of portfolio securities from the Unaffiliated Underlying Fund; (v) significant developments involving the Unaffiliated Underlying Fund; and (vi) any other information the Adviser deems relevant. A Fund may invest in other investment companies, including those managed by an adviser, to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder. Information regarding the Underlying Funds indicates that each Underlying Fund intends to satisfy the tax requirements to be treated as a RIC under the Code. The value of a Fund’s investment in an Underlying Fund will be affected if an Underlying Fund fails to satisfy the requirements to be taxed as a RIC. In such a case, the Underlying Fund would be treated as a regular corporation subject to entity level taxation prior to making any distributions to a Fund that holds shares in the Underlying Fund (see more information in the "Taxes" section of this SAI).

Unaffiliated Underlying Funds may have different fundamental and non-fundamental policies than the Funds, as disclosed in the statement of additional information for each Unaffiliated Underlying Fund.

Exchange-Traded Funds ("ETFs"). ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An index-based ETF seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of securities or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent a Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leveraging risk and other risks associated with derivatives. The more these ETFs invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Because leverage tends to exaggerate the effect of any increase or decrease in the value of an ETF's portfolio securities or other investments, leverage will cause the value of an ETF's shares to be more volatile than if the ETF did not use leverage. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause a leveraged ETF to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a leveraged ETF, for any reason, is unable to close out the transaction. In addition, to the extent a leveraged ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the ETF's investment income, resulting in greater losses. Such ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time, which may be enhanced during the periods of increased market volatility. Consequently, leveraged ETFs may not be suitable as long-term investments.

Leveraged inverse ETFs contain all of the risks that regular ETFs present. Additionally, to the extent a Fund invests in ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises—a result that is the opposite from traditional mutual funds. Leveraged inverse ETFs contain all of the risks that regular ETFS present, but also pose all of the risks associated with other leveraged ETFs as well as other inverse ETFs. These investment vehicles may be extremely volatile and can potentially expose an investing Fund to theoretically unlimited losses.

Pursuant to orders issued by the SEC to the Trust and procedures approved by the Board, the Funds may invest in certain exchange-traded funds and mutual funds that have entered into a participation agreement with the Trust (collectively, “Exemption Funds”) in excess of the 3% limit described above, provided that the Funds otherwise comply with the conditions of the applicable SEC order, as it may be amended, and any other applicable investment limitations. Neither the Exemption Funds nor their investment advisers make any representations regarding the advisability of investing in ETFs or mutual funds, generally, or the Exemption Funds, specifically.

Certain ETFs that are not investment companies may not produce qualifying income for purposes of the "Qualifying Income Test" (as defined below under the heading "Taxes"), which must be met in order for a Fund to maintain its status as a RIC under the Code. If one or more ETFs generate more non-qualifying income for purposes of the Qualifying Income Test than the advisers expect, it could cause a Fund to inadvertently fail the Qualifying Income Test, thereby causing the Fund to inadvertently fail to qualify as a RIC under the Code.

MASTER LIMITED PARTNERSHIPS—An Underlying Fund may invest up to 25% of its assets in master limited partnership units. Investments in units of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. The benefit an Underlying Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to an Underlying Fund of distributions from the MLP, likely causing a reduction in the value of the Underlying Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on an Underlying Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The Code provides that an Underlying Fund is permitted to invest up to 25% of its assets in one or more qualified publicly traded partnerships ("QPTPs"), which will include certain MLPs, and treat the income distributed by such QPTPs as qualifying income for purposes of the RIC Qualifying Income Test described in the "Taxes" section below.

MiFID II—Directive 2014/61/EU on markets in financial instruments and Regulation 600/2014/EU on markets in financial instruments (collectively, "MiFID II") took effect in Member States of the EU on January 3, 2018. MiFID II forms the legal framework governing the requirements applicable to EU investment firms and trading venues and third-country firms providing investment services or activities in the EU. The extent to which MiFID II will have an indirect impact on markets and market participants outside the EU is unclear and yet to fully play out in practice. It will likely impact pricing, liquidity and transparency in most asset classes and certainly impact the research market.

MiFID II prohibits an EU authorized investment firm from receiving investment research unless it is paid for directly by the firm out of its own resources or from a separate research payment account regulated under MiFID II and funded either by a specific periodic research charge to the client or by a research charge that is not collected from the client separately but instead alongside a transaction commission. Specifically, MiFID II will have practical ramifications outside the EU in certain areas such as payment for equity research and fixed income, currency and commodities research. For example, EU-based asset managers, US asset managers acting under the delegated authority of an EU-based asset manager and US asset managers that are part of a global asset management group with one or more EU affiliates may, in practice, have to restructure the way they procure, value and pay for research under US laws and regulations to more closely align with the requirements under MiFID II. MiFID II is expected to limit the ability of certain advisers to pay for research using soft dollars in various circumstances. Absent appropriate relief or guidance from US regulators, certain aspects of the research payment regime under MiFID II may be incompatible with US law and regulation. Accordingly, it is difficult to predict the full impact of MiFID II on the Funds and the advisers, but it could include an increase in the overall costs of entering into investments. Shareholders should be aware that the regulatory changes arising from MiFID II may affect each Fund's ability to adhere to its investment approach and achieve its investment objective.

EU research providers that are MiFID II firms will be obliged to price their research services separately from their execution services. It is uncertain whether these changes will lead to an overall increase in the price of research and/or lead to reduced access to research for the advisers. While the exact impact of MiFID II and the related Markets in Financial Instruments Regulation on certain Funds and the advisers remain unclear and will take time to quantify, the impact on them and on the EU financial markets may be material.

MONEY MARKET SECURITIES—Money market securities consist of: (i) short-term U.S. Government securities; (ii) custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (iii) commercial paper rated in the highest short-term rating category by an NRSRO, such as S&P or Moody's, or determined by the advisers to be of comparable quality at the time of purchase; (iv) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (v) repurchase agreements involving such securities. For a description of ratings, see Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES—Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages. Mortgage-backed securities are described in more detail below:

Government Pass-Through Securities. Government pass-through securities are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). GNMA, Fannie Mae and Freddie Mac each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal. In the past, Freddie Mac has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, Freddie Mac now issues mortgage-backed securities ("FHLMC Gold PC securities"), which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Therefore, mortgage-backed securities or certificates issued by GNMA, including GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the U.S. Government. GNMA certificates are also supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Fannie Mae, on the other hand, is a government-sponsored organization owned by private stockholders. As a result of recent events (see below), the U.S. Treasury owns Fannie Mae's senior preferred stock as well as a warrant to purchase 79.9% of Fannie Mae's common stock. Still, mortgage-backed securities issued by Fannie Mae, which include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Freddie Mac is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, its common stock trades on the over-the-counter market. Mortgage-backed securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not backed by the full faith and credit of the U.S. Government and therefore are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

On September 6, 2008, the Federal Housing Finance Agency ("FHFA") and the U.S. Treasury began a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities under conservatorship with the FHFA. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements ("SPAs"), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event that their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae's and Freddie Mac's net worth through the end of 2012. At the conclusion of 2012, the remaining U.S. Treasury commitment will then be fully available to be drawn per the terms of the SPAs. In December 2009, the U.S. Treasury also amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios.

The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors.

Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer higher yields than those available from other types of U.S. Government securities, the prepayment feature may cause mortgage-backed securities to be less effective than other types of securities as a means of "locking in" attractive long-term rates. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Private Pass-Through Securities. Private pass-through securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

CMOs. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment) and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series that have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through securities to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance and some CMOs may be backed by GNMA certificates or other mortgage pass-through securities issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Commercial Mortgage-Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing; that is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property.

Parallel Pay Securities; Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC bonds generally require payments of a specified amount of principal on each payment date. PAC bonds are always parallel pay CMOs, with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Adjustable Rate Mortgage Securities ("ARMS"). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments are usually determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Pfandbriefe. A Pfandbriefe is a fixed-term, fixed-rate bond issued by a German mortgage bank or a public-sector bank to finance secured real estate loans or public sector loans. Although Pfandbriefe are collateralized securities, the issuer assumes all of the prepayment risk.

Estimated Average Life. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an "average life estimate." An average life estimate is a function of an assumption regarding anticipated prepayment patterns and is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MORTGAGE DOLLAR ROLLS—Mortgage dollar rolls, or "covered rolls," are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein, the term "mortgage dollar roll" refers to mortgage dollar rolls that are not "covered rolls." If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, a Fund will "cover" any mortgage dollar roll as required by the 1940 Act.

MUNICIPAL SECURITIES—Municipal securities consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

Additional information regarding municipal securities is described below:

Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds consist of general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. A Fund may purchase private activity or industrial development bonds if, in the opinion of counsel for the issuers, the interest paid is exempt from federal income tax. Municipal bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the state, but are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body.

Municipal Leases. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality's covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing.

Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation. Information regarding illiquid securities is provided under the section "Illiquid Securities" above.

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes, construction loan notes and participation interests in municipal notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

NON-DIVERSIFICATION—Certain Underlying Funds may be non-diversified investment companies, as defined in the 1940 Act, which means that a relatively high percentage of those Underlying Funds’ assets may be invested in the obligations of a limited number of issuers. The value of the shares of each such Underlying Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. Each such Underlying Fund intends to satisfy the diversification requirements necessary to qualify as a RIC under the Code, which, among other diversification limitations, requires that each such Underlying Fund be diversified (i.e., not invest more than 5% of its assets in the securities in any one issuer) as to 50% of its assets.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS—Investments in bank obligations consist of obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include unfavorable future political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held by a Fund.

Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Bank Notes. Bank notes are notes used to represent debt obligations issued by banks in large denominations.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and can normally be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal are considered to be illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities" above.

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, a time deposit earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities" above.

OBLIGATIONS OF SUPRANATIONAL ENTITIES—Supranational entities are entities established through the joint participation of several governments, including the Asian Development Bank, the Inter-American Development Bank, the International Bank for Reconstruction and Development (or "World Bank"),the African Development Bank, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments. Obligations of supranational entities include, among others, obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and Nordic Investment Bank.

OPTIONS—A Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period, or, for certain types of options, at the conclusion of the option period or only at certain times during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period or, for certain types of options, at the conclusion of the option period or only at certain times during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

Each Fund may trade put and call options on securities, securities indices and currencies, as the advisers, as applicable, determine is appropriate in seeking the Fund's investment objective, unless otherwise restricted by the Fund's investment limitations as set forth below (see "Investment Limitations" below).

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write (i.e., sell) "covered" call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. Certain Funds may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Fund. The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Fund's total return. When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

When a Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option will generally expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

At the time of selling a call option, the Fund may cover the option by owning, among other things: (i) the underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate or foreign currency; (ii) a call option on the same security or index with the same or lesser exercise price; (iii) a call option on the same security, index or foreign currency with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; (iv) cash or liquid securities equal to at least the market value of the optioned securities, interest rate or foreign currency; or (v) in the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by, among other things: (i) entering into a short position in the underlying security; (ii) purchasing a put option on the same security, index, interest rate or foreign currency with the same or greater exercise price; (iii) purchasing a put option on the same security, index, interest rate or foreign currency with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or (iv) maintaining the entire exercise price in liquid securities.

Risks. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the underlying securities; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PAY-IN-KIND BONDS—Pay-in-kind bonds are securities that, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PRIVATIZATIONS—Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

PUT TRANSACTIONS—Certain Funds may purchase securities at a price that would result in a yield to maturity lower than generally offered by the seller at the time of purchase when a Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in securities. A Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions that an adviser believes present minimum credit risks, and an adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, such as to maintain Fund liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to that particular Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put (although the final maturity of the security is later than such date).

RECEIPTS—Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), "Liquid Yield Option Notes" ("LYONs") and "Certificates of Accrual on Treasury Securities" ("CATS"). LYONs, TIGRs and CATS are interests in private proprietary accounts while TRs and Separately Traded Registered Interest and Principal Securities ("STRIPS") (see "U.S. Treasury Obligations" below) are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to distribution requirements applicable to RICs under Subchapter M of the Code. Because of these features, such securities may be subject to greater interest rate volatility than interest paying fixed income securities.

REAL ESTATE INVESTMENT TRUSTS ("REITs")—REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REAL ESTATE OPERATING COMPANIES ("REOCs")—REOCs are real estate companies that engage in the development, management or financing of real estate. Typically, REOCs provide services such as property management, property development, facilities management and real estate financing. REOCs are publicly traded corporations that have not elected to be taxed as REITs. The three primary reasons for such an election are: (i) availability of tax-loss carry-forwards, (ii) operation in non-REIT-qualifying lines of business; and (iii) the ability to retain earnings.

REPURCHASE AGREEMENTS—A repurchase agreement is an agreement in which one party sells securities to another party in return for cash with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. A Fund may enter into repurchase agreements with financial institutions and follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by the advisers. The repurchase agreements entered into by a Fund will provide that the underlying collateral shall have a value equal to at least 102% of the resale price stated in the agreement at all times. The advisers monitor compliance with this requirement as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by a Fund, the Fund’s custodian or its agent must take possession of the underlying collateral.

In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. At times, the investments of each of the Funds in repurchase agreements may be substantial when, in the view of the advisers, liquidity or other considerations so warrant.

RESTRICTED SECURITIES—Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to a Fund’s limitation on investing in illiquid securities. This determination is to be made by the advisers, as applicable, pursuant to guidelines adopted by the Board. Under these guidelines, the particular adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the security, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, each adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(a)(2) commercial paper issued in reliance on an exemption from registration under Section 4(a)(2) of the 1933 Act, including, but not limited to, Rules 506(b) or 506(c) under Regulation D.

REVERSE REPURCHASE AGREEMENTS AND SALE-BUYBACKS—Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. At the time a Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Each Fund may invest up to 5% of its net assets in reverse repurchase agreements.

In a sale-buyback transaction, a Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback would typically be offset by earmarking on the books of the Fund or placing in a segregated account cash or liquid securities having a value equal to the amount of the Fund's forward commitment to repurchase the underlying security.

RISKS OF CYBER ATTACKS—As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Funds or the Adviser, a Sub-Adviser, the Funds’ distributor, custodian, or any other of the Funds’ intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject a Fund to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investments in such companies to lose value. There can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber attacks or other information security breaches in the future.

SECURITIES LENDING—Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). Each Fund will not lend portfolio securities to its advisers or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

A Fund may pay a part of the interest earned from the investment of collateral or other fee to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

A Fund will invest the cash received as collateral through loan transactions in other eligible securities, which may include shares of a registered money market fund, or of an unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act to the extent required by the 1940 Act. Such money market funds might not seek or be able to maintain a stable $1.00 per share net asset value.

The investment of cash collateral subjects a Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

SHORT SALES—Short sales may be used by a Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A Fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if, at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short. Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Pursuant to its particular investment strategy, a Sub-Adviser may have a net short exposure in the portfolio of assets allocated to the Sub-Adviser.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (i) earmark on the books of the Fund or place in a segregated account cash or liquid securities at such a level that the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) own the security sold short or hold a call option on the security sold short with a strike price equal to or less than the price at which the security was sold short by the Fund. The Funds may engage in short sales in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When a Fund sells securities short, it may use the proceeds from the sales to purchase long positions in additional securities that it believes will outperform the market or its peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on a Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy its obligations.

SOVEREIGN DEBT SECURITIES

High Yield Foreign Debt Securities. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

General. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

STRUCTURED SECURITIES—Certain Funds may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations of emerging market issuers. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments

(such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate they will invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments. The Funds are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there is currently no active trading market for Structured Securities. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Funds' investment in such securities may be limited by certain investment restrictions contained in the 1940 Act (see more information in the "Description of Permitted Investments and Risk Factors - Investment Companies" section of this SAI).

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS—Swaps are centrally-cleared or OTC derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations are generally equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate and the other party makes payments calculated with reference to a specified floating interest rate, such as the London Interbank Offered Rate ("LIBOR") or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks, including settlement risk, non-business day risk, the risk that trading hours may not align, and the risk of market disruptions and restrictions due to government action or other factors.

A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap: (i) to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; (ii) to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; (iii) to hedge an existing position; (iv) to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or (v) for various other reasons.

Certain Funds may enter into credit default swaps as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value ("par value") of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as a buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly. For example, credit default swaps would increase credit risk by providing a Fund with exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap. Credit default swaps may in some cases be illiquid. Furthermore, the definition of a “credit event” triggering the seller’s payment obligations obligation under a credit default swap may not encompass all of the circumstances in which the buyer may suffer credit-related losses on an obligation of a referenced entity.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. A Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a "master agreement." In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, a Fund would calculate the obligations of the swap agreements' counterparties on a "net basis." Consequently, a Fund's current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the "net amount"). A Fund's current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be "covered" as required by the 1940 Act.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in OTC markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Fund. This is true whether these derivative products are used to create additional risk exposure for a Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement, a Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. A Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Fund, these derivative products are subject to risks related to the counterparty's creditworthiness, in addition to other risks discussed in this SAI and in the Prospectuses. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Fund may have contractual remedies under the swap agreement.

A Fund will enter into swaps only with counterparties that the advisers believe to be creditworthy. In addition, a Fund will earmark on the books of the Fund or segregate cash or liquid securities in an amount equal to any liability amount owed under a swap, cap, floor, collar or swaption agreement or will otherwise "cover" its position as required by the 1940 Act.

The swap market is a relatively new market for which regulations are still being developed. The Dodd-Frank Act has substantially altered and increased the regulation of swaps. Swaps are broadly defined in the Dodd-Frank Act and also include commodity options and non-deliverable forwards (“NDFs”). Additionally, the Dodd-Frank Act divided the regulation of swaps between commodity swaps (such as swaps on interest rates, currencies, physical commodities, broad based stock indexes, and broad based CDS indexes), regulated by the CFTC, and security based swaps (such as equity swaps and single name CDS), regulated by the SEC. The CFTC will determine which categories of swaps will be required to be traded on regulated exchange-like platforms, such as swap execution facilities, and which will be required to be centrally cleared. Cleared swaps must be cleared through futures commission merchants registered with the CFTC, and such futures commission merchants will be required to collect margin from customers for such cleared swaps. Additionally, all swaps are subject to reporting to a swap data repository. Dealers in swaps will be required to register with the CFTC as swap dealers and will be required to comply with extensive regulations regarding their external and internal business conduct practices, regulatory capital requirements, and rules regarding the holding of counterparty collateral. The SEC will be adopting parallel regulatory requirements applicable to security based swaps. It is possible that developments in the swap market, including potential additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

U.S. GOVERNMENT SECURITIES—Examples of types of U.S. Government securities in which a Fund may invest consist of U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Fannie Mae, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

Receipts. Receipts are interests in separately-traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry systems known as STRIPS and TRs.

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities; that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturities and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., Treasury bills, notes and bonds, and securities guaranteed by GNMA), others are supported by the right of the issuer to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that, in the event of a default prior to maturity, there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS—Certain obligations may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES—When-issued and delayed delivery basis, including "TBA" (to be announced) basis, transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A TBA transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered are generally determined two days prior to the settlement date. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if an adviser deems it appropriate. When a Fund purchases when-issued or delayed delivery securities, it will “cover” its position as required by the 1940 Act.

YANKEE OBLIGATIONS—Yankee obligations (“Yankees”) are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

The Yankees selected for a Fund will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES—Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

A Fund will "cover" its position as required by the 1940 Act. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and receipts (TRs, TIGRs, LYONs and CATS)

are sold as zero coupon securities; that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturities and credit qualities.

Corporate zero coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value; or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrete the discount or interest on high-yield bonds structured as zero coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and is therefore subject to the distribution requirements applicable to RICs under Subchapter M of the Code. A Fund may have to dispose of its securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments.

INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Funds.

Fundamental Policies

The Trust (on behalf of the Funds) has adopted the following policies as fundamental policies (unless otherwise noted), which may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of a Fund. Under the 1940 Act, the “vote of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

1.	Each Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	Each Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Each Fund may not issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Each Fund may not concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of this fundamental policy, investments in securities of other investment companies are not deemed to be “investments in a particular industry.”

5.	Each Fund may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Each Fund may purchase securities of an issuer, except if such purchase is inconsistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7.	Each Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

8.	The KP Large Cap Equity Fund may not change its investment objective to seek long-term capital appreciation primarily through investments in a diversified portfolio of large cap equity securities without the affirmative vote of the holders of a majority of its outstanding voting securities.

9.	The KP Small Cap Equity Fund may not change its investment objective to seek long-term capital appreciation primarily through investments in a diversified portfolio of small cap equity securities without the affirmative vote of the holders of a majority of its outstanding voting securities.

10.	The KP International Equity Fund may not change its investment objective to seek long-term capital appreciation primarily through investments in a diversified portfolio of non-U.S. equity securities without the affirmative vote of the holders of a majority of its outstanding voting securities.

11.	The KP Fixed Income Fund may not change its investment objective to seek to provide current income consistent with the preservation of capital without the affirmative vote of the holders of a majority of its outstanding voting securities.

12.	Each of the KP Retirement Path 2015, KP Retirement Path 2020, KP Retirement Path 2025, KP Retirement Path 2030, KP Retirement Path 2035, KP Retirement Path 2040, KP Retirement Path 2045, KP Retirement Path 2050, KP Retirement Path 2055 and KP Retirement Path 2060 Funds may not change its investment objective to seek to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of such Fund without the affirmative vote of the holders of a majority of its outstanding voting securities.

The following descriptions of the 1940 Act may assist shareholders in understanding the above polices and restrictions.

BORROWING. The 1940 Act restricts an investment company from borrowing in excess of 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of the Fund’s investment restriction. Section 18(f) of the 1940 Act permits an investment company to borrow only from banks.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of the Fund’s concentration policy, each Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner. The Funds currently use the Standard Industrial Classification (“SIC”) system to define industries and classify companies within such industries. The SIC system may change its industry definitions and classifications of companies within such industries from time to time.

DIVERSIFICATION. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by a fund.

LENDING. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

REAL ESTATE. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have the fundamental investment policy governing such investments. Each Fund has adopted a fundamental policy that would permit direct investment in real estate. However, the Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed by vote of the Fund’s Board of Trustees.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

UNDERWRITING. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Non-Fundamental Policies

The Funds observe the following policies, which are not deemed fundamental and which may be changed by the Board without shareholder vote.

1.	Each Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of such Fund’s net assets.

2.	Each Fund may not borrow money (i) in an amount exceeding 33 1/3% of the value of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets) and (ii) other than from a bank, provided that investment strategies that either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation.

3.	Each Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

4.	Each Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. Each Fund may not purchase or sell or invest directly in real estate unless acquired as a result of its ownership in securities or other investments and except pursuant to the exercise of its rights under loan agreements related to its investments or to the extent that its investments in senior loans or bank loans may be considered to be investments in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

5.	Each Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

6.	The KP Large Cap Equity Fund may not change its investment strategy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of large capitalization companies without 60 days’ prior notice to shareholders.

7.	The KP Small Cap Equity Fund may not change its investment strategy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies without 60 days’ prior notice to shareholders.

8.	The KP International Equity Fund may not change its investment strategy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities without 60 days’ prior notice to shareholders.

9.	The KP Fixed Income Fund may not change its investment strategy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities without 60 days’ prior notice to shareholders.

When valuing derivative instruments for the purpose of determining compliance with its 80% test described in Non-Fundamental Policies 6-9, as appropriate, each Fund will use the market value, if available, or otherwise the fair market value, of such derivative instrument. The KP Large Cap Equity Fund considers only those convertible securities that are immediately convertible and actually in the money as equity securities for purposes of determining compliance with its 80% test described in Non-Fundamental Policy 6.

Each Fund has identical fundamental and non-fundamental investment policies except to the extent that each Fund may have different investment objectives, as described in Fundamental Policies 8-12, and different 80% policies, as described in Non-Fundamental Policies 6-9. Except with respect to borrowing, if a percentage restriction set forth in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable (i.e., based on the Adviser’s determination regarding the orderly disposition of such assets). Each Fund will reduce its borrowing amount within three days (not including Sundays and holidays), if its asset coverage falls below the amount required by the 1940 Act.

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services or employs certain other parties, including its affiliates, to provide such services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (i) by a vote of a majority of the Trustees of the Trust on not less than 60 days' written notice to the Administrator; or (ii) by the Administrator on not less than 90 days' written notice to the Trust.

Administration Fees. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Funds, subject to certain minimums. For the fiscal years ended December 31, 2015, 2016 and 2017, the Funds paid the Administrator the following administration fees:

Fund	Administration Fees Paid
	2015	2016	2017
KP Large Cap Equity Fund	$451,260	$501,199	$733,468
KP Small Cap Equity Fund	$271,283	$307,076	$363,854
KP International Equity Fund	$374,874	$415,663	$494,585
KP Fixed Income Fund	$330,089	$375,680	$519,070
KP Retirement Path 2015 Fund	$130,699	$122,850	$113,044
KP Retirement Path 2020 Fund	$180,811	$189,903	$208,722
KP Retirement Path 2025 Fund	$179,407	$197,938	$241,979
KP Retirement Path 2030 Fund	$160,103	$177,816	$227,731
KP Retirement Path 2035 Fund	$172,645	$192,662	$252,149
KP Retirement Path 2040 Fund	$151,885	$171,713	$230,261
KP Retirement Path 2045 Fund	$101,086	$118,338	$165,244
KP Retirement Path 2050 Fund	$38,763	$53,500	$84,971
KP Retirement Path 2055 Fund	$5,017	$9,970	$20,756
KP Retirement Path 2060 Fund	$1,097	$1,787	$3,925

The Administrator did not waive any fees during these periods.

THE ADVISER AND THE SUB-ADVISERS

General. Callan LLC (“Callan” or the “Adviser”), an investment consulting and investment advisory firm formed in 1973 by Edward Callan, serves as the investment adviser to the Funds. The Adviser’s principal place of business is located at 600 Montgomery Street, Suite 800, San Francisco, CA 94111. The Adviser is an independent firm, with over 70 owner-employees, that provides investment consulting services to public and private pension plan sponsors, endowments, foundations, operating funds, investment management firms, financial intermediaries, and mutual fund boards of directors. As of December 31, 2017, the Adviser had approximately $25.8 billion in assets under management.

Manager of Managers Structure. The Adviser acts as the manager of managers of the Asset Class Funds and is responsible for the investment performance of the Asset Class Funds, since it allocates each Asset Class Fund’s assets to the Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board. The “manager of managers” structure enables the Funds to operate with greater efficiency by not incurring the expenses and delays associated with obtaining shareholder approval of Sub-Advisory Agreements (defined below). The structure does not permit the investment advisory fees paid by the Funds to the Adviser to be increased or the Adviser’s obligations under the Advisory Agreement (defined below), including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Funds, to be materially changed without shareholder approval. Furthermore, any Sub-Advisory Agreements with affiliates of a Fund or the Adviser, except for Sub-Advisory Agreements with a direct or indirect wholly-owned subsidiary of the Adviser or any future parent company of the Adviser (a “Wholly-Owned Sub-adviser”), will require shareholder approval. The Adviser has ultimate responsibility (subject to oversight by the Board) to oversee the Sub-Advisers and recommend their hiring, termination, and replacement.

Multi-Manager Exemptive Order. The Funds and the Adviser have obtained an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits the Adviser, subject to certain conditions, to select new Sub-Advisers, including Wholly-Owned Sub-advisers, with the approval of the Board but without obtaining shareholder approval. Any change to a Sub-Advisory Agreement that would result in an increase in the total management and advisory fees payable by a Fund will be required to be approved by the shareholders of that Fund. The order also permits the Adviser to materially change the terms of Sub-Advisory Agreements or to continue the employment of a Sub-Adviser after an event that would otherwise cause the automatic termination of services. The order also permits each Fund to disclose the fees paid to its Sub-Advisers only in the aggregate in its registration statement. This arrangement has been approved by the Board and each Fund’s initial shareholder. Within 90 days of the retention of a new Sub-Adviser for a Fund, shareholders of the Fund will receive notification of the change.

Advisory and Sub-Advisory Agreements. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser provides investment advisory services to the Funds and oversees the investment sub-advisory services provided to the Asset Class Funds. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with the Adviser, and under the supervision of the Adviser and the Board, one or more Sub-Advisers are responsible for the day-to-day investment management of all or a distinct portion of the assets of the Asset Class Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Asset Class Funds.

After its initial two year term, the continuance of each Investment Advisory Agreement with respect to each Fund must be specifically approved at least annually: (i) by the vote of a majority of the outstanding voting securities of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding voting securities of that Fund, or by the Adviser on not less than 30 days' nor more than 60 days' written notice to the Trust. Each Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event of the termination of the Advisory Agreement and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding voting securities of that Fund, or by the Adviser or Sub-Adviser on not less than 30 days' nor more than 60 days' written notice to the other party.

Advisory Fees. The Trust pays to the Adviser as compensation for the Adviser’s services rendered, a fee (the “Advisory Fee”), determined in accordance with the calculation methodology set forth below. The Advisory Fee is computed and accrued daily on an estimated basis by the Administrator and paid monthly in arrears based on a final determination by the Administrator.

The Advisory Fee payable by each Fund for any particular period is equal to its pro rata portion of the total fee calculated by applying the Effective Fee Rate (defined below) to the Fund Asset Base (defined below), with each Fund’s pro rata portion determined by dividing the net assets of such Fund that are included in the Fund Asset Base by the total Fund Asset Base. The “Effective Fee Rate” is determined by applying the following fee schedule to the Fund Asset Base:

0.05% on the first $4,000,000,000 of the Fund Asset Base;

0.04% on the Fund Asset Base between $4,000,000,001 and $7,000,000,000;

0.03% on the Fund Asset Base between $7,000,000,001 and $10,000,000,000; and

0.025% on the Fund Asset Base over $10,000,000,000.

The “Fund Asset Base” equals the Asset Class Funds’ Asset Base (defined below) plus the Target Date Funds’ Asset Base (defined below). The “Asset Class Funds’ Asset Base” equals the sum of the net assets of each Asset Class Fund. The “Target Date Funds’ Asset Base” equals the sum of the portion of the net assets of each Target Date Fund invested in Unaffiliated Underlying Funds. The Fund Asset Base will be estimated daily and determined monthly based on the preceding methodology, in all cases based on the net assets as of the close of business on the preceding day in the case of the daily estimate and based on the average daily net assets in the month for the monthly calculation.

In addition, the Adviser has contractually agreed to reimburse all state registration and “blue sky” fees and expenses (“State Registration Fees”) paid by the KP Retirement Path 2050 Fund, KP Retirement Path 2055 Fund and KP Retirement Path 2060 Fund to the extent such State Registration Fees exceed 0.01% of each of a Fund’s daily net assets until April 30, 2018.

For the fiscal years ended December 31, 2015, 2016 and 2017, the Funds paid the Adviser the following advisory fees:

Fund	Contractual Fees Paid			Fees Waived by the Adviser			Total Fees Paid to the Adviser
	2015	2016	2017	2015	2016	2017	2015	2016	2017
KP Large Cap Equity Fund	$609,438	$656,243	$905,074	N/A	N/A	$0	$609,438	$656,243	$905,074
KP Small Cap Equity Fund	$369,945	$401,836	$449,224	N/A	N/A	$0	$369,945	$401,836	$449,224
KP International Equity Fund	$506,375	$543,995	$610,561	N/A	N/A	$0	$506,375	$543,995	$610,561
KP Fixed Income Fund	$445,846	$491,981	$640,527	N/A	N/A	$0	$445,846	$491,981	$640,527

KP Retirement Path 2015 Fund	$98,147	$94,152	$57,198	N/A	N/A	$0	$98,147	$94,152	$57,198
KP Retirement Path 2020 Fund	$110,453	$118,435	$89,869	N/A	N/A	$0	$110,453	$118,435	$89,869
KP Retirement Path 2025 Fund	$81,187	$92,853	$81,949	N/A	N/A	$0	$81,187	$92,853	$81,949
KP Retirement Path 2030 Fund	$45,131	$53,259	$55,652	N/A	N/A	$0	$45,131	$53,259	$55,652
KP Retirement Path 2035 Fund	$29,491	$35,110	$41,685	N/A	N/A	$0	$29,491	$35,110	$41,685
KP Retirement Path 2040 Fund	$17,536	$20,775	$27,043	N/A	N/A	$0	$17,536	$20,775	$27,043
KP Retirement Path 2045 Fund	$9,873	$11,678	$15,518	N/A	N/A	$0	$9,873	$11,678	$15,518
KP Retirement Path 2050 Fund	$3,790	$5,203	$7,510	$0	$0	$0	$3,790	$5,203	$7,510
KP Retirement Path 2055 Fund	$501	$965	$1,835	$0	$0	$0	$501	$965	$1,835
KP Retirement Path 2060 Fund	$107	$174	$347	$0	$0	$0	$107	$174	$347

Under certain circumstances, the Adviser may engage one or more third-party transition management service providers to execute transactions on behalf of a Fund. These circumstances may include (but are not limited to) (i) the replacement, addition, or removal of a Sub-Adviser by the Adviser, requiring assets to be transitioned between Sub-Adviser accounts, or (ii) large pre-planned contributions to or withdrawals from a Fund or transfers between Funds. During such time, the Adviser will instruct the transition manager(s) as to what transactions to effect on behalf of a Fund’s portfolio. Depending on the circumstances under which a transition manager was engaged, the duration of any such transition management services will vary and will be determined by the Adviser’s view on the appropriate length of the transition event.

The Sub-Advisers

ACADIAN ASSET MANAGEMENT LLC—Acadian Asset Management LLC (“Acadian”), located at 260 Franklin Street, Boston, MA 02110, serves as a Sub-Adviser to a portion of the assets of the KP International Equity Fund. Acadian was founded in 1986 and is a subsidiary of BrightSphere Affiliate Holdings LLC (f/k/a OMAM Affiliate Holdings LLC), which is an indirectly wholly owned subsidiary of BrightSphere Investment Group plc, a publicly listed company on the NYSE. As of December 31, 2017, Acadian had approximately $97.7 billion in assets under management.

AQR CAPITAL MANAGEMENT, LLC—AQR Capital Management, LLC (“AQR”), located at Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as a Sub-Adviser to a portion of the assets of the KP Large Cap Equity Fund. AQR, a Delaware limited liability company, was founded in 1998 and is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of AQR. Clifford S. Asness, Ph.D., M.B.A., may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings. As of December 31, 2017, AQR had approximately $224 billion in assets under management.

ARISTOTLE CAPITAL BOSTON, LLC - Aristotle Capital Boston, LLC (“Aristotle Boston”), located at 125 Summer Street, Suite 1220, Boston, MA 02110, serves as a Sub-Adviser to a portion of the assets of the KP Small Cap Equity Fund. Aristotle Boston is owned by its employees and companies associated with Richard Hollander, the Chairman of its Board, and Howard Gleicher, managing partners of Aristotle Capital Management, LLC, an affiliated company. As of December 31, 2017, Aristotle Boston had approximately $2.45 billion in assets under management.

CASTLEARK MANAGEMENT LLC—CastleArk Management LLC (“CastleArk”), located at 1 N. Wacker Drive, Suite 3950, Chicago, IL 60606, serves as a Sub-Adviser to a portion of the assets of the KP Small Cap Equity Fund. CastleArk is a 100% employee owned registered investment adviser founded in Chicago in 1999 by Jerry Castellini and Ed Clark. As of December 31, 2017, CastleArk had approximately $3.7 billion in assets under management.

COLUMBUS CIRCLE INVESTORS—Columbus Circle Investors (“CCI”), located at Metro Center, One Station Place, Stamford, CT 06902, serves as a Sub-Adviser to a portion of the assets of the KP Small Cap Equity Fund. CCI is a Delaware general partnership established in 1975 and based in Stamford, Connecticut. CCI focuses on providing Institutional Equity Management services. CCI is a wholly-owned subsidiary of Principal Global Investors, LLC (“Principal Global Investors” or “PGI”), a member of the publicly traded Principal Financial Group, Inc. Principal Global Investors maintains its ownership of CCI through the holding company CCIP, LLC.  As of December 31, 2017, CCI had approximately $5.5 billion in assets under management.

CREDIT SUISSE ASSET MANAGEMENT, LLC— Credit Suisse Asset Management, LLC (“Credit Suisse”), located at One Madison Avenue, New York, NY 10010, serves as a Sub-Adviser to a portion of the assets of the KP Fixed Income Fund. Credit Suisse is part of the asset management business of Credit Suisse Group AG, one of the world’s leading banks. Credit Suisse Group AG provides its clients with investment banking, private banking and wealth management services worldwide. The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements. As of December 31, 2017, Credit Suisse had approximately $394.7 billion in assets under management.

DEPRINCE RACE & ZOLLO, INC.—DePrince Race & Zollo, Inc. (“DRZ”), located at 250 Park Avenue South, Suite 250, Winter Park, FL 32789, serves as a Sub-Adviser to a portion of the assets of the KP Small Cap Equity Fund. DRZ is an independently-owned investment adviser founded in 1995 by Gregory M. DePrince, John D. Race and Victor A. Zollo. As of December 31, 2017, DRZ had approximately $4.82 billion in assets under management.

LOOMIS, SAYLES & COMPANY, L.P.—Loomis, Sayles & Company, L.P. (“Loomis Sayles”), located at One Financial Center, Boston, MA 02111-2621, serves as a Sub-Adviser to a portion of the assets of the KP Fixed Income Fund. Loomis Sayles, a Delaware limited partnership, was founded in 1926 and is a subsidiary of Natixis Investment Managers, L.P., which is part of Natixis Investment Managers, an international asset management group based in Paris, France. As of December 31, 2017, Loomis Sayles had approximately $268.1 billion in assets under management.

MARATHON ASSET MANAGEMENT LLP—Marathon Asset Management LLP (“Marathon-London”), located at Orion House, 5 Upper St. Martins Lane, London, WC2H 9EA, serves as a Sub-Adviser to a portion of the assets of the KP International Equity Fund. Marathon-London is an independent investment management company based in the West End of London. As of December 31, 2017, Marathon-London had approximately $63.011 billion in assets under management.

MFS INVESTMENT MANAGEMENT—Massachusetts Financial Services Company, doing business as MFS Investment Management (“MFS”), located at 111 Huntington Avenue, Boston, MA 02199-7618, serves as a Sub-Adviser to a portion of the assets of the KP Large Cap Equity Fund and the KP International Equity Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company. As of December 31, 2017, MFS had approximately $491 billion in assets under management.

PANAGORA ASSET MANAGEMENT, INC.—PanAgora Asset Management, Inc. (“PanAgora”), located at 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02210, serves as a Sub-Adviser to a portion of the assets of the KP Large Cap Equity Fund. PanAgora, a Delaware corporation, was founded in 1985 and is indirectly owned by Power Financial Corporation (through a series of subsidiaries, including Great West Lifeco Inc. and Putnam Investments, LLC). Power Financial Corporation through its affiliates Great-West Lifeco/Putnam Investments owns 100% of voting shares. In addition, certain PanAgora employees own non-voting interests in PanAgora. Assuming all employee stock and options are issued and exercised, up to 20% of the economic interest in PanAgora would be owned by PanAgora employees. As of December 31, 2017, PanAgora had approximately $53.91 billion in assets under management.

PAYDEN & RYGEL—Payden & Rygel (“Payden & Rygel”), located at 333 S. Grand Avenue, 32nd Flr., Los Angeles, CA 90071, serves as a Sub-Adviser to a portion of the assets of the KP Fixed Income Fund. Payden & Rygel was established in 1983 and is fully owned by 21 senior executives. As of December 31, 2017, Payden & Rygel had approximately $117.0 billion in assets under management.

PENN CAPITAL MANAGEMENT COMPANY, INC. (“Penn Capital”), located at Navy Yard Corporate Center, 1200 Intrepid Avenue, Suite 400, Philadelphia, PA 19112, serves as a Sub-Adviser to a portion of the assets of the KP Small Cap Equity Fund. Founded in 1987, Penn Capital is 100% employee owned. As of December 31, 2017, Penn Capital had approximately $3.9 billion in assets under management.

SPRUCEGROVE INVESTMENT MANAGEMENT LTD.—Sprucegrove Investment Management Ltd. (“Sprucegrove”), located at 181 University Ave., Suite 1300, Toronto, ON, M5H 3M7, Canada, serves as a Sub-Adviser to a portion of the assets of the KP International Equity Fund. Sprucegrove, a Canadian corporation, was founded in 1993 and is 100% employee-owned. As of December 31, 2017, Sprucegrove had approximately $16 billion in assets under management.

SSGA FUNDS MANAGEMENT, INC.—SSGA Funds Management, Inc. (“SSGA FM”), located at One Iron Street, Boston, Massachusetts 02210, serves as a Sub-Adviser to a portion of the assets of the KP Large Cap Equity Fund, the KP Small Cap Equity Fund, the KP International Equity Fund and the KP Fixed Income Fund. SSGA FM, a Massachusetts corporation, is a wholly owned subsidiary of State Street Global Advisors, Inc., which is itself a wholly owned subsidiary of State Street Corporation (“State Street”), a publicly held financial holding company. As of December 31, 2017, SSGA FM had approximately $476.45 billion in assets under management. State Street Global Advisors (“SSGA”), consisting of SSGA FM and other investment advisory affiliates of State Street, is the investment management arm of State Street. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.

T. ROWE PRICE ASSOCIATES, INC.—T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, MD 21202 serves as a Sub-Adviser to a portion of the assets of the KP Large Cap Equity Fund. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc. As of December 31, 2017, T. Rowe Price had approximately $991.1 billion in assets under management.

WALTHAUSEN & CO., LLC—Walthausen & Co., LLC (“Walthausen”), located at 2691 Route 9, Suite 102, Malta, NY 12020, serves as a Sub-Adviser to a portion of the assets of the KP Small Cap Equity Fund. Walthausen is an employee-owned investment adviser founded by John Walthausen in 2007. As of December 31, 2017, Walthausen had approximately $1.365 billion in assets under management.

WILLIAM BLAIR INVESTMENT MANAGEMENT, LLC-William Blair Investment Management, LLC (“William Blair”), located at 150 North Riverside Plaza, Chicago, Illinois 60606, serves as a Sub-Adviser to a portion of the assets of the KP International Equity Fund. William Blair is an independent investment management firm and is affiliated with William Blair & Company, LLC, a 100% active-employee owned firm founded in 1935. The legal structure is a limited liability company, 100% owned by WBC Holdings, L.P., a limited partnership. As of December 31, 2017, William Blair and the Investment Management division of affiliate William Blair & Company, L.L.C. had approximately $73.5 billion in assets under management.

Sub-Advisory Fees. For their services, the Sub-Advisers received the following fees as percentages of each Asset Class Fund’s average daily net assets for the fiscal years ended December 31, 2015, 2016 and 2017:

Fund	Sub-Advisory Fees
	2015	2016	2017
KP Large Cap Equity Fund	0.23%	0.23%	0.21%
KP Small Cap Equity Fund	0.42%	0.41%	0.41%
KP International Equity Fund	0.34%	0.34%	0.32%
KP Fixed Income Fund	0.21%	0.19%	0.19%

For the fiscal years ended December 31, 2015, 2016 and 2017, the Asset Class Funds paid the following aggregate sub-advisory fees:

Fund	Sub-Advisory Fees Paid			Sub-Advisory Fees Waived
	2015	2016	2017	2015	2016	2017
KP Large Cap Equity Fund	$2,834,640	$3,099,413	$4,064,773	$0	$0	$0
KP Small Cap Equity Fund	$3,125,140	$3,386,053	$4,041,429	$0	$0	$0
KP International Equity Fund	$3,447,773	$3,751,760	$4,202,622	$0	$0	$0
KP Fixed Income Fund	$1,838,895	$1,951,078	$2,680,218	$0	$0	$0

The Target Date Funds do not utilize any Sub-Adviser and, therefore, did not pay any Sub-Adviser any fees during such periods.

Portfolio Management

Callan

Compensation. Callan’s compensation structure is based on the company’s commitment to investment consulting solutions. Compensation is provided by base salary, year-end bonus and a company match in the retirement 401(k) plan. Additionally, as an employee-owned firm, equity incentives are made available to certain key professionals who have demonstrated a commitment to the long-term growth of the firm. Compensation is not tied to performance of the Fund or assets under management.

Ownership of Fund Shares. The Funds are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Greg Allen	None
Ivan “Butch” Cliff	None
Mark Andersen	$10,001-$50,000 (KP Retirement Path 2035 Fund)

1	Valuation date is December 31, 2017.

Other Accounts. As of December 31, 2017, in addition to the Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets
Greg Allen	0	$0	36	$15,091.46	0	$0
Ivan “Butch” Cliff	0	$0	36	$15,091.46	0	$0
Mark Andersen	0	$0	0	$0	0	$0

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. A potential conflict of interest may arise as a result of Callan’s portfolio managers’ management of the Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Funds. This conflict of interest may be exacerbated to the extent that Callan or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Funds. Notwithstanding this theoretical conflict of interest, it is Callan’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Callan has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while Callan’s portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Funds, such securities might not be suitable for the Funds given their investment objectives and related restrictions.

Acadian

Compensation. The Adviser pays Acadian a fee based on the assets under management of the KP International Equity Fund as set forth in an investment sub-advisory agreement between Acadian and the Adviser. Acadian pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the KP International Equity Fund.

Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing participation, various benefits, and, among the majority of senior investment professionals and certain other key employees, equity interest in the firm as part of the Acadian Key Employee Limited Partnership.

Compensation is highly incentive-driven, with Acadian often paying in excess of 100% of base pay for performance bonuses.  Bonuses are tied directly to the individual’s contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, asset growth, and overall firm performance.  Since portfolio management in our equity strategies is a team approach, investment team members’ compensation is not linked to the performance of specific accounts but rather to the individual’s overall contribution to the success of the team and the firm’s profitability. This helps to ensure an “even playing field” as investment team members are strongly incentivized to strive for the best possible portfolio performance for all clients rather than only for select accounts.

Ownership of Fund Shares. The KP International Equity Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
John R. Chisholm, CFA	None
Brendan Bradley, Ph.D.	None
Asha Mehta, CFA	None
Harry Gakidis, Ph.D.	None

1	Valuation date is December 31, 2017.

Other Accounts. As of December 31, 2017, in addition to the KP International Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

Portfolio Manager [1]	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
John R. Chisholm, CFA	18	$8,800	84	$29,223	182	$58,605
	1*	$1,830	11*	$3,388	16*	$6,801
Brendan Bradley, Ph.D.	18	$8,800	84	$29,223	182	$58,605
	1*	$1,830	11*	$3,388	16*	$6,801
Asha Mehta, CFA	18	$8,800	84	$29,223	182	$58,605
	1*	$1,830	11*	$3,388	16*	$6,801
Harry Gakidis, Ph.D.	18	$8,800	84	$29,223	182	$58,605
	1*	$1,830	11*	$3,388	16*	$6,801

[1]	For all core equity products offered by the firm, including the subject strategy, Acadian manages a single process that is custom-tailored to the objectives of its clients. The investment professionals shown above function as part of a core equity team of 29 portfolio managers, all of whom are responsible for working with the dedicated research team to develop and apply quantitative techniques to evaluate securities and markets and for final quality-control review of portfolios to ensure mandate compliance. The data shown for these managers reflect firm-level numbers of accounts and assets under management, segregated by investment vehicle type. Not reflected: $964M in model advisory contracts where Acadian does not have trading authority.

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the KP International Equity Fund, which may have different investment guidelines and objectives. In addition to the KP International Equity Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the KP International

Equity Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the KP International Equity Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the KP International Equity Fund, may track the same benchmarks or indexes as the KP International Equity Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the KP International Equity Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the KP International Equity Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the KP International Equity Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

AQR

Compensation. The compensation for each of the portfolio managers that are a Principal of AQR is in the form of distributions based on the net income generated by AQR and each Principal’s relative ownership in AQR. Net income distributions are a function of assets under management and performance of the accounts managed by AQR. A Principal’s relative ownership in the Sub-Adviser is based on cumulative research, leadership and other contributions to AQR. There is no direct linkage between assets under management, performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues. Each portfolio manager is also eligible to participate in AQR’s 401(k) retirement plan which is offered to all employees of AQR.

Ownership of Fund Shares. The KP Large Cap Equity Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Michele L. Aghassi, Ph.D.	None
Andrea Frazzini, Ph.D.	None
Jacques A. Friedman, M.S.	None

1	Valuation date is December 31, 2017.

Other Accounts. As of December 31, 2017, in addition to the KP Large Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Michele L. Aghassi, Ph.D.	21	$12,932.7	22	$14,002.0	18	$7,141.5
	0	$0	16*	$9,266.3	6*	$2,306.0
Andrea Frazzini, Ph.D.	40	$24,914.5	34	$20,989.2	40	$20,784.0
	0	$0	26*	$17,184.6	12*	$3,090.5
Jacques A. Friedman, M.S.	48	$34,114.8	51	$28,372.4	118	$68,600.5
	0	$0	39*	$22,438.4	38*	$19,066.9

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Each of the portfolio managers is responsible for managing other accounts in addition to the KP Large Cap Equity Fund, including other accounts of AQR or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the KP Large Cap Equity Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the KP Large Cap Equity Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the KP Large Cap Equity Fund, or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by the KP Large Cap Equity Fund. Because of their positions with the KP Large Cap Equity Fund, the portfolio managers know the size, timing and possible market impact of the KP Large Cap Equity Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the KP Large Cap Equity Fund.

A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts (including Proprietary Accounts) with similar investment strategies. Often, an investment opportunity may be suitable for both the KP Large Cap Equity Fund and other accounts managed by AQR, but may not be available in sufficient quantities for both the KP Large Cap Equity Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the KP Large Cap Equity Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management by AQR, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Whenever decisions are made to buy or sell securities by the KP Large Cap Equity Fund and one or more of the other accounts (including Proprietary Accounts) simultaneously, AQR or the portfolio managers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that AQR believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the KP Large Cap Equity Fund will not participate in a transaction that is allocated among other accounts or may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the KP Large Cap Equity Fund from time to time, it is the opinion of AQR that the overall benefits outweigh any disadvantages that may arise from this practice. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the KP Large Cap Equity Fund.

AQR and the portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, such as by means of performance fees. Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the KP Large Cap Equity Fund and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.

Aristotle Boston

Compensation. Aristotle Boston’s investment professionals are compensated with salaries and an annual discretionary bonus that reflects their contribution to company objectives. The bonus allocation is determined by firm profitability. In addition to salary and bonus, firm equity owners, including David Adams and John (Jack) McPherson, also receive their share of profits on a regular basis.

Ownership of Fund Shares. The KP Small Cap Equity Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
David Adams	None
John (Jack) McPherson	None

1	Valuation date is December 31, 2017.

Other Accounts. As of December 31, 2017, in addition to the KP Small Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
David Adams	1	$11.50	6	$449.28	55	$1,846.66
	0	$0	1*	$124.16	0	$0
John (Jack) McPherson	1	$11.50	6	$449.28	55	$1,846.66
	0	$0	1*	$124.16	0	$0

*	This account, which is a subset of the accounts in the preceding row, is subject to a performance-based advisory fee.

Conflicts of Interest. Potential conflicts of interest could arise in connection with Aristotle Boston’s side-by-side management of separately managed accounts and mutual fund assets. These conflicts may arise through trade allocation and through security selection. Aristotle Boston seeks to mitigate conflict related to trade allocation through its trade rotation procedures.

Aristotle Boston has a trade aggregation policy (block trade) for client portfolios if Aristotle Boston feels that clients are better served by such aggregation (i.e., best execution) and where clients have not provided directed brokerage instruction. When trades are block traded, Aristotle Boston also has a trade allocation policy, namely a pro rata allocation policy for any aggregated order which is not completely filled.

Aristotle Boston does receive performance-based fees. Differing fee arrangements may create an incentive to favor higher fee paying accounts over other accounts in the allocation of investment opportunities. Aristotle Boston has procedures, such as blocking trades and allocating at average price, which are designed and implemented to ensure that all clients are treated fairly and equally, and to prevent this conflict from influencing the allocation of investment opportunities among clients.

Aristotle Boston manages client accounts within their respective strategies, given account restrictions and/or constraints and implements trade rotation procedures to ensure that no accounts take preference over other accounts in the allocation of trades.

CastleArk

Compensation. Portfolio managers are compensated in two ways: base salary plus participation in the profitability of their specific product. In addition, as a result of a recent restructuring, certain investment professionals, including Jim Stark and Greg Baxter, became equity owners in the firm during 2013.

Ownership of Fund Shares. The KP Small Cap Equity Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
James Stark	None
Gregory Baxter	None

1	Valuation date is December 31, 2017.

Other Accounts. As of December 31, 2017, in addition to the KP Small Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
James Stark	0	$0	1	$63.4	18	$1,220
Greg Baxter	0	$0	1	$63.4	18	$1,220

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. A potential conflict of interest may arise as a result of CastleArk’s portfolio managers’ day-to-day management of the KP Small Cap Equity Fund. Because of their positions with the KP Small Cap Equity Fund, the portfolio managers know the size, timing and possible market impact of KP Small Cap Equity Fund trades. It is theoretically possible that CastleArk’s portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the KP Small Cap Equity Fund. However, CastleArk has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

CCI

Compensation. CCI seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals.  Compensation structure is comprised of the following:

Base Salary.  Each member of the professional staff is paid a fixed base salary, which varies based upon experience and responsibilities assigned to that individual.  Through an annual review process (which includes an analysis of industry standards, market conditions, and salary surveys), CCI aims to maintain competitive base salaries.

Bonus.  Each member of the professional staff is eligible to receive an annual cash bonus. Bonus compensation varies among professional staff based upon experience, responsibilities, overall team performance and their specific contribution to CCI's performance.  A second deferred cash  bonus pool program is in place for longer term compensation and vests after three years.  A third long term retention program (in the form of phantom equity units) is allocated to specific individuals. These units vest over three years, and there is an annual dividend component as well.

All Columbus Circle employees are eligible to participate in a competitive benefits package including health and retirement benefits (in the form of a 401(k) plan).

Ownership of Fund Shares. The KP Small Cap Equity Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Clifford Fox, CFA	None
Michael Iacono, CFA	None
Katerina Wasserman	None
Christopher Corbett, CFA	None

1	Valuation date is December 31, 2017.

Other Accounts. As of As of December 31, 2017, in addition to the KP Small Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Clifford Fox, CFA	2	$433	2	$50	45	$1,992
Michael Iacono, CFA	2	$433	2	$50	45	$1,992
Katerina Wasserman	2	$433	2	$50	45	$1,992
Christopher Corbett, CFA	2	$433	2	$50	45	$1,992

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. CCI’s portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the KP Small Cap Equity Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the KP Small Cap Equity Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the KP Small Cap Equity Fund. CCI does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, CCI believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

Credit Suisse

Compensation. The portfolio managers are compensated for their services by Credit Suisse. Credit Suisse’s compensation to the portfolio managers includes both a fixed base salary component and bonus component. The discretionary bonus for each portfolio manager is not tied by formula to the performance of any fund or account. The factors taken into account in determining a portfolio manager’s bonus include the Fund’s performance, assets held in the Fund and other accounts managed by the portfolio manager, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse and Credit Suisse UK, portfolio managers participate in Credit Suisse Group AG’s profit sharing and 401(k) plans.

Ownership of Fund Shares. The KP Fixed Income Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
John G. Popp	None
Thomas J. Flannery	None
Louis I. Farano	None
Wing Chan	None

1	Valuation date is December 31, 2017.

Other Accounts. As of December 31, 2017, in addition to the KP Fixed Income Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
John G. Popp*	3	$4,043	32	$32,256	18	$6,721
Thomas J. Flannery*	5	$4,691	35	$32,791	21	$6,929
Louis I. Farano*	3	$4,043	32	$32,256	18	$6,721
Wing Chan*	5	$4,691	35	$32,791	21	$6,929

*	As of December 31, 2017, Mr. Popp, Mr. Flannery, Mr. Farano and Mr. Chan managed 24 accounts with total assets under management of $17,352 million that are subject to performance-based advisory fees.

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the KP Fixed Income Fund’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the KP Fixed Income Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the KP Fixed Income Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the KP Fixed Income Fund. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution.

Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with each of Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

DRZ

Compensation. The DRZ compensation structure consists of base salary and participation in a bonus program. Bonus compensation is determined by the firm’s profitability, the product’s relative performance and relative rankings versus our peers, as well as individual contributions to portfolio construction. In addition, the firm’s investment professionals are eligible to own equity in the firm.

DRZ’s compensation structure applies to each investment professional across all strategies.

Ownership of Fund Shares. The KP Small Cap Equity Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Gregory T. Ramsby	None
Randy A. Renfrow, CFA	None

1	Valuation date is December 31, 2017.

Other Accounts. As of December 31, 2017, in addition to the KP Small Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Greg Ramsby	1	$211	4	$385	21	$1,693
	0	$0	0	$0	4*	$523
Randy Renfrow	1	$211	4	$385	19	$1,307
	0	$0	0	$0	4*	$523

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. A potential conflict of interest may arise as a result of DRZ’s portfolio managers’ management of the KP Small Cap Equity Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the KP Small Cap Equity Fund. This conflict of interest may be exacerbated to the extent that DRZ or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive a base and incentive fee) than from the KP Small Cap Equity Fund. Notwithstanding this theoretical conflict of interest, it is DRZ’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, DRZ has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while DRZ’s portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the KP Small Cap Equity Fund, such securities might not be suitable for the KP Small Cap Equity Fund given their investment objectives and related restrictions.

Loomis Sayles

Compensation. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and personal conduct. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed-income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The external benchmark used for the KP Fixed Income Fund is the Bloomberg Barclays U.S. Aggregate Bond Index.

The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five or seven year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles.

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

General

Most mutual funds do not directly contribute to a portfolio manager's overall compensation because Loomis Sayles uses the performance of the portfolio manager's institutional accounts compared to an institutional peer group. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan was initially offered to portfolio managers and over time, the scope of eligibility widened to include other key investment professionals. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers may also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Ownership of Fund Shares. The KP Fixed Income Fund is required to show the dollar amount range of the portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Lynne A. Royer	None

1	Valuation date is December 31, 2017.

Other Accounts. As of December 31, 2017, in addition to the KP Fixed Income Fund, the portfolio manager was responsible for the day-to-day management of certain other accounts, as listed below:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Lynne A. Royer	3	$3,195	6	$973	21	$4,459
	0	$0	0	$0	3*	$1,786

*	These accounts, which is a subset of the accounts in the preceding row, is subject to a performance-based advisory fee.

Conflicts of Interest. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the KP Fixed Income Fund and other accounts managed by the portfolio manager. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the KP Fixed Income Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles' Trade Aggregation and Allocation Policies and Procedures.

Marathon-London

Compensation. Marathon-London's two founding members receive the largest part of their income through their majority ownership of Marathon-London. Other key investment professionals i.e. non-founding portfolio managers and analysts are competitively compensated with a salary, discretionary bonus and performance-related bonus. The performance-related bonus is an objective bonus that is based on three year rolling performance versus the benchmark of the portfolio that they manage. In the case of analysts, this would be a bonus based on three year rolling performance of a paper portfolio. In addition, stock options are awarded to the investment team as well as other key professionals. In addition, Neil Ostrer and William Arah separately manage small hedge funds and are entitled to a proportion of the fees generated from these funds.

Ownership of Fund Shares. The KP International Equity Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Neil M. Ostrer	None
William J. Arah	None
Nick Longhurst	None
Michael Godfrey, CFA	None
Charles Carter	None
Robert Anstey, CFA	None
David Cull, CFA	None
Simon Somerville	None
William MacLeod	None
Simon Todd, CFA	None
Michael Nickson, CFA	None

1	Valuation date is December 31, 2017.

Other Accounts. As of December 31, 2017, in addition to the KP International Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

Portfolio Managers	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Europe - Neil Ostrer, Charles Carter, Nick Longhurst and William MacLeod***	0	$0	2**	$697.21	4	$1,342.55
	0	$0	2*	$697.21	2*	$750.72
Japan - William Arah and Simon Somerville	0	$0	3**	$1,559.47	4	$3,728.23
	0	$0	3*	$1,559.47	3*	$1,693.71
Global - Neil Ostrer, Charles Carter, Nick Longhurst, William Arah, Simon Somerville, Michael Godfrey, David Cull, Robert Anstey, Michael Nickson, Simon Todd and William MacLeod***	1	$1,783.65	6	$3,842.86	13	$5,738.86
	1*	$1,783.65	6*	$3,842.86	2*	$677.27
EAFE - Neil Ostrer, Charles Carter, Nick Longhurst, William Arah, Simon Somerville, Michael Godfrey, David Cull and William MacLeod***	1	$152.96	4	$23,936.32	28	$14,415.31
	1*	$152.96	4*	$23,936.32	4*	$949.95
ACWI ex US - Neil Ostrer, Charles Carter, Nick Longhurst, William Arah, Simon Somerville, Michael Godfrey, David Cull, Robert Anstey and William MacLeod***	1	$455.16	2	$254.01	5	$4,126.62
	1*	$455.16	2*	$254.01	0	$0
Asia Pacific - William Arah, Simon Somerville, Michael Godfrey and David Cull	0	$0	0	$0	1	$242.3
Emerging Markets - Michael Godfrey and David Cull	0	$0	2	$340.2	0	$0
	0	$0	2*	$340.2	0	$0
UK - Neil Ostrer, Charles Carter, Nick Longhurst and William MacLeod***	0	$0	1	$135.36	0	$0
	0	$0	1*	$135.36	0	$0

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.
**	These pooled funds include one Europe and two Japan hedge fund strategies that are managed by Neil Ostrer and William Arah.

***	In March 2018, William MacLeod was promoted to a portfolio manager, prior to that, he did not manage any assets.

Conflicts of Interest. While not viewed as material, Marathon-London recognizes the potential for conflicts of interest in situations where two or more funds or accounts participate in investment decisions involving the same securities and in the management of performance-fee portfolios side by side with non-performance-fee portfolios. Marathon-London has policies and procedures in place to address such potential conflicts.

MFS

Compensation. Portfolio manager compensation is reviewed annually. As of December 31, 2017, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over three- and five-year periods relative to peer-group universes and/or indices ("benchmarks"). As of December 31, 2017, the following benchmarks were used to measure the following portfolio managers' performance for the following Funds:

Fund	Portfolio Manager	Benchmark(s)
KP Large Cap Equity Fund	Nevin Chitkara	Russell 1000® Value Index
	Steven Gorham	Russell 1000® Value Index
KP International Equity Fund	Filipe Benzinho	MSCI EAFE (Europe, Australasia, Far East) Index (net div)
	Daniel Ling	MSCI EAFE (Europe, Australasia, Far East) Index (net div)

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

Additional or different benchmarks, including versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Consideration is primarily given to portfolio performance over three and five years with consideration given to other periods, if available. For portfolio managers who have served for more than five years, additional, longer-term performance periods, including the ten-year and since inception periods, are also considered. For portfolio managers who have served for less than three years, additional, shorter-term performance periods, including the one-year period, may also be considered. Emphasis is generally placed on longer performance periods when multiple performance periods are available.

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan, and health and other insurance plans), and programs available generally to other employees of MFS. The percentage such benefits represent, of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares. The KP Large Cap Equity Fund and the KP International Equity Fund are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Nevin Chitkara	None
Steven Gorham, CFA	None
Filipe Benzinho	None
Daniel Ling	None

1	Valuation date is December 31, 2017.

Other Accounts. As of December 31, 2017, in addition to the KP Large Cap Equity Fund and the KP International Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Nevin Chitkara (KP Large Cap Equity Fund)	17	$77,332.4	8	$7,698.3	40	$23,616.4
Steven Gorham, CFA (KP Large Cap Equity Fund)	16	$77,290.0	8	$7,698.3	40	$23,616.4
Filipe Benzinho (KP International Equity Fund)	11	$17,725.2	5	$2,148.0	21	$6,711.7
Daniel Ling (KP International Equity Fund)	11	$17,725.2	5	$2,148.0	21	$6,711.7

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the funds and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for a Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if a Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of a Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Funds are concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

PanAgora

Compensation. All investment professionals receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses. All employees of the firm are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. Investment professionals have specific goals regarding the investment performance of the accounts they manage and not revenue associated with these accounts.

Senior employees of the company can own up to 20% of PanAgora through restricted stocks and options under the provisions of the PanAgora Employees Ownership Plan. To ensure the retention benefit of the plan, the ownership is subject to a vesting schedule. The ownership is primarily shared by members of the senior management team as well as senior investment and research professionals.

Ownership of Fund Shares. The KP Large Cap Equity Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
George D. Mussalli, CFA	None
Jaime Lee, Ph.D.	None
Oleg Nusinzon, CFA	None

1	Valuation date is December 31, 2017.

Other Accounts. As of December 31, 2017, in addition to the KP Large Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
George D. Mussalli, CFA	4	$729.5	69	$15,358.7	91	$22,842.0
	0	$0	23*	$2,508.9	11*	$6,707.1
Jaime Lee, Ph.D.	3	$718.6	59	$10,269.4	57	$18,619.6
	0	$0	19*	$1,700.1	9*	$5,463.9
Oleg Nusinzon, CFA	3	$718.6	59	$10,269.4	57	$18,619.6
	0	$0	19*	$1,700.1	9*	$5,463.9

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the KP Large Cap Equity Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include retirement plans and separately managed accounts, as well as incubated accounts. The other accounts might have similar investment objectives as the KP Large Cap Equity Fund, or hold, purchase or sell securities that are eligible to be held, purchased or sold by the KP Large Cap Equity Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, PanAgora does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the KP Large Cap Equity Fund. Because of their positions with the KP Large Cap Equity Fund, the portfolio managers know the size, timing and possible market impact of the KP Large Cap Equity Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the KP Large Cap Equity Fund. However, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers’ management of the KP Large Cap Equity Fund, and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the KP Large Cap Equity Fund. This conflict of interest may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the KP Large Cap Equity Fund. Notwithstanding this theoretical conflict of interest, it is PanAgora’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the KP Large Cap Equity Fund, such securities might not be suitable for the KP Large Cap Equity Fund given its investment objective and related restrictions.

Payden & Rygel

Compensation. In addition to highly competitive base salaries, each employee receives an annual cash bonus based on merit and corporate profitability. Bonuses are extended to all members of the firm. Incentive compensation is based partially on individual performance and partially on the firm’s performance. The percentage of compensation, which is base salary plus bonus, varies between individual investment professionals.

There are no differences in the criteria for compensation used by the KP Fixed Income Fund and used by other accounts managed by the portfolio managers.

Ownership of Fund Shares. The KP Fixed Income Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Kristin Ceva, Ph.D., CFA	None
Arthur Hovsepian, CFA	None
Vladimir Milev, CFA	None
Darren Capeloto	None
Asha B. Joshi, CFA	None

1	Valuation date is December 31, 2017.

Other Accounts. As of December 31, 2017, in addition to the KP Fixed Income Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Kristin Ceva, Ph.D., CFA	3	$1,622	2	$220	16	$7,566
	0	$0	0	$0	2*	$1,063
Arthur Hovsepian, CFA	3	$1,622	2	$220	16	$7,566
	0	$0	0	$0	2*	$1,063
Vladimir Milev, CFA	3	$1,622	2	$220	16	$7,566
	0	$0	0	$0	2*	$1,063
Darren Capeloto	3	$1,622	2	$220	16	$7,566
	0	$0	0	$0	2*	$1,063
Asha Joshi, CFA	0	$0	0	$0	24	$16,297

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Payden & Rygel has adopted policies and procedures that address conflicts of interest that may arise between a portfolio manager’s management of the KP Fixed Income Fund and his or her management of other accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among the Fund and accounts, use of information regarding the timing of Fund trades, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. Payden & Rygel has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that Payden & Rygel will anticipate all potential conflicts of interest.

Penn Capital

Compensation. Penn Capital’s compensation plans are designed to incentivize employees responsible for investment management and trading. Compensation plans include salaries commensurate with experience, investment performance-based bonuses, profit participation plan and equity ownership for selected individuals. Salary is determined by certain factors including experience, leadership, management, and contributions to the strategic planning and decision-making within the investment processes. The investment performance-based bonuses are based on certain factors, including but not limited to, investment returns as relative to the Fund’s benchmark over the 1, 3 and 5-year periods, volatility measurements and individual professional investment performance attribution. Profit participation awards and stock ownership eligibility are awarded based on distinguishing accomplishments to the investment process and/or Penn Capital’s business. Compensation plans of employees responsible for investment management are managed by Penn Capital’s executive committee.

Ownership of Fund Shares. The KP Small Cap Equity Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Richard A. Hocker	None
J. Paulo Silva	None

1	Valuation date is December 31, 2017.

Other Accounts. As of December 31, 2017, in addition to the KP Small Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Richard A. Hocker	7	$193.20	12	$569.50	108	$2,991.50
	1*	$19.10	1*	$1.60	11*	$509.70
J. Paulo Silva	0	$0	2	$25.50	6	$118.50
	0	$0	0	$0	1*	$63.90

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Potential conflicts of interest may arise when Penn Capital’s portfolio managers have day-to-day management responsibilities with respect to one or more other funds or accounts in addition to the Fund.

Penn Capital has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for Penn Capital and the individuals that it employs. For example, Penn Capital seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Penn Capital has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that these policies and procedures will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who manages multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to focus on the investment opportunities for each of those accounts as fully as might be the case if he or she were to devote attention to a single fund.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a single fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which could affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of Penn Capital’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others.

Sprucegrove

Compensation. Portfolio manager compensation consists of a salary and the opportunity to receive a bonus, or purchase shares in Sprucegrove (none are granted). The opportunity to purchase shares is awarded by Sprucegrove’s board of directors to employees based upon personal productivity and Sprucegrove’s profitability.

Ownership of Fund Shares. The KP International Equity Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Shirley Woo	None
Arjun Kumar	None

1	Valuation date is December 31, 2017.

Other Accounts. As of December 31, 2017, in addition to the KP International Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Shirley Woo	0	$0	50	$6,300	9	$9,500
Arjun Kumar	0	$0	50	$6,300	9	$9,500

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. Sprucegrove’s portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the KP International Equity Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the KP International Equity Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the KP International Equity Fund. Sprucegrove does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, Sprucegrove believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

SSGA FM

Compensation. SSGA’s culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.

Salary is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSGA performance, and individual overall performance. SSGA’s Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.

Additionally, subject to State Street and SSGA business results, State Street allocates an incentive pool to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm’s overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm’s or business unit’s profitability and business unit investment performance over a multi-year period.

Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team’s compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.

For the passive equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.

The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees’ interests with SSGA clients’ and shareholders’ long-term interests.

SSGA recognizes and rewards outstanding performance by:

•	Promoting employee ownership to connect employees directly to the company’s success.

•	Using rewards to reinforce mission, vision, values and business strategy.

•	Seeking to recognize and preserve the firm’s unique culture and team orientation.

•	Providing all employees the opportunity to share in the success of SSGA.

Ownership of Fund Shares. The KP Large Cap Equity Fund, the KP Small Cap Equity Fund, the KP International Equity Fund and the KP Fixed Income Fund are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Raymond Donofrio	None
Michael Feehily, CFA	None
Michael Finocchi	None
Dwayne Hancock, CFA	None
Orhan Imer, CFA, Ph.D.	None
John Law, CFA	None
Kathleen Morgan, CFA	None
Cynthia Moy	None
Karl Schneider, CAIA	None

1	Valuation date is December 31, 2017.

Other Accounts. As of December 31, 2017, in addition to the KP Large Cap Equity Fund, the KP Small Cap Equity Fund, the KP International Equity Fund and the KP Fixed Income Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts[1]	Total Assets (in millions)[1]	Number of Accounts[1]	Total Assets (in millions)[1]	Number of Accounts[1]	Total Assets (in millions)[1]
Raymond Donofrio	134	$555,198.91	278	$340,818.21	467	$300,508.69
Michael Feehily, CFA	134	$555,198.91	278	$340,818.21	467	$300,508.69
Michael Finocchi	134	$555,198.91	278	$340,818.21	467	$300,508.69
Dwayne Hancock, CFA	134	$555,198.91	278	$340,818.21	467	$300,508.69
Orhan Imer, CFA, Ph.D.	30	$59,198.02	106	$63,822.53	155	$63,106.98
John Law, CFA	134	$555,198.91	278	$340,818.21	467	$300,508.69
Kathleen Morgan, CFA	134	$555,198.91	278	$340,818.21	467	$300,508.69
Cynthia Moy	30	$59,198.02	106	$63,822.53	155	$63,106.98
Karl Schneider, CAIA	134	$555,198.91	278	$340,818.21	467	$300,508.69

1	Assets are managed on a team basis. The number of accounts and total assets for individual team members may vary from the accounts shown above. The table above refers to accounts of the Global Equity Beta Solutions Group and Fixed Income Beta Solutions Group of State Street Global Advisors.

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds.

These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

T. Rowe Price

Compensation. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and are the same as those presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Fund Shares. The KP Large Cap Equity Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Taymour R. Tamaddon	None

[1]	Valuation date is December 31, 2017.

Other Accounts. As of December 31, 2017, in addition to the KP Large Cap Equity Fund, the portfolio manager was responsible for the day-to-day management of certain other accounts, as listed below:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Taymour R. Tamaddon	6	$24,969.8	8	$3,514.4	47	$12,475.6

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and common trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation” section, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the T. Rowe Price Funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short (either directly or through derivatives, such as total return equity swaps) for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price Funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price Funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.

Walthausen

Compensation. Portfolio Managers, John Walthausen and Gerard Heffernan are compensated in the form of salary, bonus and profit sharing related to the firm as a whole. It is not based specifically on work done on behalf of or performance of the KP Small Cap Equity Fund, or any other account.

Ownership of Fund Shares. The KP Small Cap Equity Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
John Walthausen	None
Gerard Heffernan	None

1	Valuation date is December 31, 2017.

Other Accounts. As of December 31, 2017, in addition to the KP Small Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
John Walthausen	4	$1,104	2	$68.1	47	$201.5
Gerard Heffernan	0	$0	0	$0	5	$2.0

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. Walthausen has not identified any material conflicts between the KP Small Cap Equity Fund and other accounts managed by Walthausen. However, actual or apparent conflicts of interest may arise in connection with the portfolio manager’s day-to-day management of the KP Small Cap Equity Fund and other accounts. The management of the KP Small Cap Equity Fund and other accounts may result in unequal time and attention being devoted to the KP Small Cap Equity Fund and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the KP Small Cap Equity Fund, whereby the portfolio manager could favor one account over another. Further, a potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the KP Small Cap Equity Fund. These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another.

William Blair

Compensation. The Adviser pays William Blair a fee based on the assets under management of the KP International Equity Fund as set forth in an investment sub-advisory agreement between William Blair and the Adviser. William Blair pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the KP International Equity Fund. The following information relates to the period ended December 31, 2017. The compensation of William Blair's portfolio managers is based on the firm's mission: "to achieve success for its clients." As of December 31, 2017, Mr. McClone’s and Mr. Murphy’s compensation consists of a fixed base salary, a share of the firm's profits and, in some instances, a discretionary bonus. The discretionary bonus as well as any potential changes to the partners' ownership stakes is determined by the head of William Blair's Investment Management Department, subject to the approval of William Blair's Executive Committee and based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas and other contributions to William Blair and its clients. Changes in ownership stake are based on an individual's sustained, multi-year contribution to long-term investment performance and to William Blair's revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account, and no indexes are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.

Ownership of Fund Shares. The KP International Equity Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Todd M. McClone, CFA	None
Jack Murphy, CFA	None

[1]	Valuation date is December 31, 2017.

Other Accounts. As of December 31, 2017, in addition to the KP International Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Todd M. McClone, CFA	5	$2,595.177	15	$6,056.723	16	$4,292.721
Jack Murphy, CFA	5	$940.699	9	$2,729.750	13	$2,833.457

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. William Blair's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the KP International Equity Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the KP International Equity Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the KP International Equity Fund. William Blair believes that it has designed policies and procedures to manage conflicts in an appropriate way.

A potential conflict of interest may arise as a result of William Blair's portfolio managers' day-to-day management of the KP International Equity Fund. Because of their positions with the KP International Equity Fund, the portfolio managers know the size, timing and possible market impact of the KP International Equity Fund’s trades. It is theoretically possible that William Blair's portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the KP International Equity Fund. However, William Blair has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of William Blair's portfolio managers' management of the KP International Equity Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the KP International Equity Fund. This conflict of interest may be exacerbated to the extent that William

Blair or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the KP International Equity Fund. Notwithstanding this theoretical conflict of interest, it is William Blair's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, William Blair has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while William Blair's portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the KP International Equity Fund, such securities might not be suitable for the KP International Equity Fund given its investment objectives and related restrictions.

DISTRIBUTION

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust’s shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not less than 60 days’ written notice to the other party.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Sub-Advisers, Distributor and Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Advisers and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the Adviser, the Board meets with the Adviser and Sub-Advisers to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Advisers’ adherence to the Funds’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds’ investments, including, for example, reports on the Adviser’s or Sub-Advisers’ use of derivatives in managing the Funds, if any, as well as reports on the Funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are eight members of the Board, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. Joseph T. Grause, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than two-thirds of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Grause, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust and length of time served, and principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Each Trustee oversees 14 Funds in the “Fund Complex.”

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustees*
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 2013)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. Vice Chairman of Winton Series Trust to 2017. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments-Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments-Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
N. Jeffrey Klauder (Born: 1952)	Trustee1 (since 2018)	Executive Vice President and General Counsel of SEI Investments since 2004.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

Independent Trustees
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2013) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager - Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors' Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director of The Korea Fund, Inc.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Mitchell A. Johnson (Born: 1942)	Trustee (since 2013)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Betty L. Krikorian (Born: 1943)	Trustee (since 2013)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Bruce Speca (Born: 1956)	Trustee (since 2013)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
George J. Sullivan, Jr. (Born: 1942)	Trustee (since 2013)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/Director of The Advisors' Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

Tracie E. Ahern (Born: 1968)	Trustee (since 2018)

Principal, Danesmead Partners since 2016; Chief Operating Officer/Chief Financial Officer, Brightwood Capital Advisors LLC, 2015 to 2016; Advisor, Brightwood Capital Advisors LLC, 2016; Chief Financial Officer, Soros Fund Management LLC, 2007 to 2015.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds.

*	Trustees who are deemed to be “interested persons” (as the term is defined in the 1940 Act) of the Trust are referred to as “Interested Trustees.” Messrs. Nesher and Klauder are deemed Interested Trustees by virtue of their affiliation with the Distributor and/or its affiliates.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of other mutual fund complexes since 1991.

The Trust has concluded that Mr. Klauder should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 2004, his knowledge of and experience in the financial services industry, and the experience he gained serving as a partner of a large law firm.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, and the experience he has gained serving as a trustee of other mutual fund complexes since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of other mutual fund complexes since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, his over 25 years of experience working in a management capacity with mutual fund boards, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of other mutual fund complexes since 1999.

The Trust has concluded that Ms. Ahern should serve as Trustee because of the experience she gained in numerous finance, accounting, tax, compliance and administration roles in the investment management industry, and her experience serving as a director of multiple hedge funds, private equity funds and non-profit organizations.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each Fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each Fund’s financial statements; and (ix) other audit related matters. Messrs. Grause, Johnson, Speca and Sullivan and Mses. Krikorian and Ahern currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

•	Governance Committee. The Board has a standing Governance Committee that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Mses. Krikorian and Ahern and Messrs. Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met five (5) times during the most recently completed fiscal year.

Fair Value Pricing Committee. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)1	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)1,2
Interested Trustees
Robert A. Nesher	None	None
N. Jeffrey Klauder	None	None
Independent Trustees
Joseph T. Grause, Jr.	None	None
Mitchell A. Johnson	None	None
Betty L. Krikorian	None	None
Bruce Speca	None	None
George J. Sullivan, Jr.	None	None
Tracie E. Ahern	None	None

1	Valuation date is December 31, 2017.
2	The Funds are the only funds in the family of investment companies.

Board Compensation. The Trust paid the following fees to the Trustees during the fiscal year ended December 31, 2017.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustees
Robert A. Nesher	$0	N/A	N/A	$0 for service on one (1) board
N. Jeffrey Klauder[2]	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Joseph T. Grause, Jr.	$27,852	N/A	N/A	$27,852 for service on one (1) board
Mitchell A. Johnson	$27,852	N/A	N/A	$27,852 for service on one (1) board
Betty L. Krikorian	$29,708	N/A	N/A	$29,708 for service on one (1) board
Bruce Speca	$27,884	N/A	N/A	$27,884 for service on one (1) board
George J. Sullivan, Jr.	$30,945	N/A	N/A	$30,945 for service on one (1) board
Tracie E. Ahern[2]	$0	N/A	N/A	$0 for service on one (1) board

1	The Trust is the only investment company in the Fund Complex.
2	Joined the Board on March 26, 2018.

Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2013)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (since 2013)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2013)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors' Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments, since 2012. Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A., from 2011 to 2012. Associate, Drinker Biddle & Reath LLP, from 2006 to 2011.

PURCHASE AND REDEMPTION OF SHARES

Shares of each Fund may be purchased in exchange for securities included in the Fund in the Adviser’s sole discretion and subject to the Administrator's determination that the securities are acceptable. Securities accepted in an exchange will be valued at the market value. All accrued interest and subscription of other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the shareholder to the Trust upon receipt from the issuer. A shareholder may recognize a gain or a loss for federal income tax purposes in making the exchange.

The Administrator will not accept securities for a Fund unless: (i) such securities are appropriate in the Fund at the time of the exchange; (ii) such securities are acquired for investment and not for resale; (iii) the shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or otherwise; (iv) such securities are traded on the American Stock Exchange, the New York Stock Exchange ("NYSE") or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Board; and (v) the securities may be acquired under the investment restrictions applicable to the Fund.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period during which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of one or more of the Funds for any period during which the NYSE, the Administrator, the advisers, the Distributor and/or the custodian are not open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges in connection with the sale of such securities. A gain or loss for federal income tax purposes would be realized by a shareholder subject to taxation upon an in-kind redemption depending upon the shareholder's basis in the shares of the Fund redeemed.

Fund securities may be traded on foreign markets on days other than a Business Day or the net asset value of a Fund may be computed on days when such foreign markets are closed. In addition, foreign markets may close at times other than 4:00 p.m. Eastern Time. As a consequence, the net asset value of a share of a Fund may not reflect all events that may affect the value of the Fund's foreign securities unless an adviser determines that such events materially affect net asset value, in which case net asset value will be determined by consideration of other factors.

Use of Third-Party Independent Pricing Agents. The Funds' Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting after the change.

DETERMINATION OF NET ASSET VALUE

General Policy. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds’ pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Funds generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Funds generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Funds will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Funds will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Funds calculate NAV, the settlement price may not be available at the time at which each Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with the Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Funds calculate NAV. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

TAXES

The following general discussion of certain U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

For shareholders investing through a 401(k) Plan, 403(b) Plan or any other employer-sponsored retirement or savings plan that qualifies for tax-advantaged treatment under federal income tax laws, the discussion below regarding Fund distributions and the sale or exchange of Fund shares generally would not apply. Such shareholders will generally not owe taxes on Fund distributions until the shareholders begin to make withdrawals from the plan. Redemptions of Fund shares resulting in withdrawals from the plan are subject to numerous complex and special tax rules and may be subject to a penalty tax in the case of premature withdrawals. Shareholders that have questions about the tax consequences of 401(k) Plan or 403(b) Plan withdrawals or withdrawals from any other employer-sponsored retirement or savings plan that qualifies for tax-advantaged treatment under federal income tax laws should consult their tax advisor.

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (“Tax Act”), tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds’ prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds’ prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

Qualification as a Regulated Investment Company. Each Fund intends to qualify and elects to be treated as a RIC. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of any Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of each Fund’s taxable year: (A) at least 50% of the value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that a Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at regular corporate rates (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares. It is not anticipated that any distributions by the KP Fixed Income Fund will be eligible for the reduced tax rates applicable to qualified dividend income. It is not anticipated that any distributions by the KP Fixed Income Fund will be eligible for the reduced tax rates applicable to qualified dividend income.

Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund’s assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Funds receive from an ETF or an underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in such Fund. Distributions from capital gains are generally made after applying any available capital loss carryforwards.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. It is not anticipated that any distributions by the KP Fixed Income Fund and the KP International Equity Fund will be eligible for the dividends-received deduction.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Funds (or their administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a long-term capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for purchases of Fund shares. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Funds are also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares the Funds will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Funds will use the average basis method as their default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities. The Funds may invest in complex securities and these investments may be subject to numerous special and complex tax rules. To the extent a Fund invests in an Underlying Fund that is taxable as a RIC, the following discussion regarding the tax treatment of complex securities will also apply to the Underlying Funds that also invest in such complex securities. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds’ ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Certain derivative investments by the Funds, such as exchange-traded products and over-the-counter derivatives, may not produce qualifying income for purposes of the Qualifying Income Test described above, which must be met in order for a Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the Asset Test described above. The Funds intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Funds’ determination of the Asset Test with respect to such derivatives.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund (or if a Fund is otherwise required) to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that derives less than 90% of its income from the same sources as described in the Qualifying Income Test) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

A Fund may invest in certain MLPs which may be treated as “qualified publicly traded partnerships”. Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but a Fund’s investment in one or more of such “qualified publicly traded partnerships” is limited under the Asset Test to no more than 25% of the value of the Fund’s assets. The Funds will monitor their investments in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs and other partnerships that the Funds may invest in will deliver Form K-1s to the Funds to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Form K-1s may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

REITs in which a Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Each Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Certain Foreign Currency Tax Issues. A Fund's transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to a Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Foreign Taxes. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of a Fund’s total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If a Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by such Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund-of-funds” under the Code. If a Fund is a “qualified fund-of-funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a “qualified fund-of-funds” under the Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.

To the extent a Fund invests in an Underlying Fund (including an ETF) that indicates that such Underlying Fund intends to satisfy the tax requirements to be treated as a RIC under the Code, the Fund may be able to receive the benefits of a “qualified fund of funds” as described above. If, however, an Underlying Fund loses its status as a RIC under the Code, a Fund would no longer be permitted to count its investment in such Underlying Fund for purposes of satisfying the requirements to be a “qualified fund of funds.” In addition, an Underlying Fund that loses its status as a RIC would be treated as a regular corporation subject to entity level taxation prior to making any distributions to a Fund which would affect the amount, timing and character of such income distributed by an Underlying Fund to a Fund.

Backup Withholding. A Fund will be required in certain cases to withhold at a rate of 24% and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Funds are required to withhold 30% of certain ordinary dividends they pay, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends they pay, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Funds or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Fund will need to provide such Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders should consult their own tax advisors regarding the effect of federal, state and local taxes affecting an investment in Fund shares.

PORTFOLIO TRANSACTIONS

Brokerage Transactions. Generally, equity securities, both listed and OTC, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Funds execute transactions in the OTC market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser or a Sub-Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, the Adviser or a Sub-Adviser, as applicable, may execute a combined order when it believes that its advantages outweigh its disadvantages.

For the fiscal years ended December 31, 2015, 2016 and 2017, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

Fund	2015	2016	2017
KP Large Cap Equity Fund	$245,750	$189,264	$160,828
KP Small Cap Equity Fund	$1,905,992	$1,866,799	$1,954,147
KP International Equity Fund	$390,884	$417,963	$738,723
KP Fixed Income Fund	$0	$204	$600
KP Retirement Path 2015 Fund	$0	$0	$0
KP Retirement Path 2020 Fund	$0	$0	$0
KP Retirement Path 2025 Fund	$0	$0	$0
KP Retirement Path 2030 Fund	$0	$0	$0
KP Retirement Path 2035 Fund	$0	$0	$0
KP Retirement Path 2040 Fund	$0	$0	$0
KP Retirement Path 2045 Fund	$0	$0	$0
KP Retirement Path 2050 Fund	$0	$0	$0
KP Retirement Path 2055 Fund	$0	$0	$0
KP Retirement Path 2060 Fund	$0	$0	$0

Brokerage Selection. The Trust does not expect to use one particular broker or dealer. To the extent consistent with applicable law, when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' advisers may select a broker based upon brokerage or research services provided to the advisers. The advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act ("Section 28(e)") permits the advisers, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, the advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds. In addition to agency transactions, the advisers may receive brokerage and research services in connection with certain riskless principal transactions, as defined by Financial Industry Regulatory Authority (“FINRA”) rules and in accordance with applicable SEC guidance.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information that assists in the valuation and pricing of investments. Examples of research-oriented services for which the advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser or Sub-Advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser or Sub-Adviser in connection with the Funds or any specific client account that paid commissions to the broker providing such services. Information so received by the Adviser or Sub-Advisers will be in addition to and not in lieu of the services required to be performed by a Fund's Adviser or Sub-Advisers under the Investment Advisory Agreements. Any advisory or other fees paid to the Adviser or Sub-Advisers are not reduced as a result of the receipt of research services.

In some cases the Adviser or Sub-Advisers may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser or Sub-Advisers make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser or Sub-Advisers will use their own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser or Sub-Advisers face a potential conflict of interest, but each believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser or Sub-Advisers with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The research services received from a broker-dealer may be complicated by MiFID II, which places restrictions on the receipt of research services by EU authorized investment firms and certain affiliated US asset managers. MiFID II is expected to limit the ability of certain advisers to pay for research using soft dollars in various circumstances.

For the fiscal year ended December 31, 2017, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to the Adviser or a Sub-Adviser:

Fund	Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
KP Large Cap Equity Fund	$35,599	$401,189,604
KP Small Cap Equity Fund	$1,244,486	$826,261,021
KP International Equity Fund	$122,932	$332,023,878
KP Fixed Income Fund	$0	$0
KP Retirement Path 2015 Fund	$0	$0
KP Retirement Path 2020 Fund	$0	$0
KP Retirement Path 2025 Fund	$0	$0
KP Retirement Path 2030 Fund	$0	$0
KP Retirement Path 2035 Fund	$0	$0
KP Retirement Path 2040 Fund	$0	$0
KP Retirement Path 2045 Fund	$0	$0
KP Retirement Path 2050 Fund	$0	$0
KP Retirement Path 2055 Fund	$0	$0
KP Retirement Path 2060 Fund	$0	$0

Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Adviser or the Sub-Advisers for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

During the fiscal years ended December 31, 2015, 2016 and 2017, the Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of their "regular brokers and dealers" (as such term is defined in the 1940 Act) that the Funds have acquired during their most recent fiscal year. For the fiscal year ended December 31, 2017, the following Funds held securities of their “regular brokers and dealers” as follows:

Fund	Name of Issuer	Type of Security	Dollar Amount at Fiscal Year End (000)
KP Large Cap Equity Fund	GOLDMAN SACHS GROUP INC	Equity	$50
	MORGAN STANLEY	Equity	$157
	STATE STREET	Equity	$6,397
KP International Equity Fund	CREDIT SUISSE GROUP AG-RE	Equity	$744
KP Fixed Income Fund	CREDIT SUISSE NEW YORK	Debt	$546
	GOLDMAN SACHS GROUP INC	Debt	$1,496
	MORGAN STANLEY	Debt	$1,680
	JEFFERIES & CO	Debt	$863

Portfolio Turnover Rates. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended December 31, 2016 and 2017, the portfolio turnover rates for the Funds were as follows:

Fund	Portfolio Turnover Rate
	2016	2017
KP Large Cap Equity Fund	50%	41%
KP Small Cap Equity Fund	91%	100%
KP International Equity Fund	23%	125%[1]
KP Fixed Income Fund	484%	547%
KP Retirement Path 2015 Fund	15%	28%
KP Retirement Path 2020 Fund	13%	25%
KP Retirement Path 2025 Fund	10%	19%
KP Retirement Path 2030 Fund	9%	18%
KP Retirement Path 2035 Fund	9%	16%
KP Retirement Path 2040 Fund	8%	15%
KP Retirement Path 2045 Fund	9%	14%
KP Retirement Path 2050 Fund	10%	13%
KP Retirement Path 2055 Fund	16%	15%
KP Retirement Path 2060 Fund	51%	27%

1	The portfolio turnover rate for the fiscal year ended December 31, 2017 varied from the portfolio turnover rate for the fiscal year ended December 31, 2016 primarily due to the transition of assets to new sub-advisers of the Fund during the fiscal year ended December 31, 2017.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio holdings is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders, on the one hand, and those of the Adviser, principal underwriter or any affiliated person of the Funds, Adviser, or principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser’s Chief Compliance Officer, either directly or through reports by the Funds’ Chief Compliance Officer, reports at least quarterly to the Board regarding the implementation of such policies and procedures.

Portfolio holdings information for the Target Date Funds can be obtained on the Funds' website at www.kp-funds.com. Ten calendar days after each quarter end, a complete list of each Target Date Fund's portfolio holdings as of the end of such quarter may be made available on the Funds' website. The Adviser may exclude any portion of the portfolio holdings from publication when deemed in the best interest of a Fund. Beginning on the day after any portfolio holdings information is posted on the Funds' website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Funds' website generally will remain there until replaced by new postings as described above.

Pursuant to applicable law, each Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31). Each Fund discloses a complete schedule of investments, following the second and fourth fiscal quarters, in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to the Funds’ Adviser, Sub-Advisers, custodian, administrator, transfer agent and financial printer in connection with their services to the Funds. The contractual arrangements between the Funds and their service providers impose obligations on the Funds’ service providers that would prohibit them from disclosing or trading on the Funds’ material non-public information. From time to time, rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating a Fund. The Funds will provide material, non-public portfolio holdings information to such entities only pursuant to a contractual confidentiality agreement, or will otherwise provide only non-material, non-public information or public information regarding portfolio holdings to such entities.

Non-public portfolio holdings information may also be disclosed to other Fund service providers, such as the Funds’ Trustees and officers, auditor, counsel and proxy voting agents. While the Funds do not have contractual arrangements with such parties requiring that they keep material non-public portfolio holdings information confidential, the Funds’ Chief Compliance Officer, through authority delegated by the Board, will determine prior to disclosing a Fund’s material non-public holdings information that other conditions of confidentiality adequately safeguard the Fund and its shareholders against improper disclosure of the Fund`s portfolio holdings information by such parties.

The Funds’ policies and procedures provide that the Adviser's Chief Compliance Officer may authorize disclosure of non-public portfolio holdings information to other third parties, such as pension plan sponsors or consultants, at differing times and/or with different lag times. Prior to making any disclosure to such a third party, the Adviser's Chief Compliance Officer must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds’ shareholders and that to the extent conflicts between the interests of the Funds’ shareholders and those of the Adviser or any affiliated person of the Adviser exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to such third parties. The disclosures will not be made sooner than three days after the date of the information. The Funds’ Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements. The Funds require such third parties receiving non-public holdings information to enter into a written confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

Each third party that receives non-public portfolio holdings information has a duty not to trade on that confidential information. The Funds’ policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser and its affiliates or recipients of the Funds’ portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of such series. Share certificates representing the shares will not be issued.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by Massachusetts (the state of the Trust’s organization) or federal securities law, without the approval of shareholders of any series. The Funds’ shares, when issued, are fully paid and non-assessable.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Sub-Advisers and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. The shareholders of each Fund will vote separately on matters pertaining solely to that Fund. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Prospectuses or SAI state that an investment limitation or fundamental policy of a Fund may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 19, 2018, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds.

The Trust believes that most of the shares referred to below were held by the persons below in accounts for their fiduciary, agency or custodial customers. Persons beneficially owning more than 25% of a Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act. Shareholders controlling a Fund may have a significant impact on any shareholder vote of the Fund.

Name and Address	% of Fund
KP Large Cap Equity Fund
KP Retirement Path 2015 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	3.6%
KP Retirement Path 2020 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	9.0%
KP Retirement Path 2025 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	13.5%
KP Retirement Path 2030 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	14.8%
KP Retirement Path 2035 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	18.0%
KP Retirement Path 2040 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	17.4%
KP Retirement Path 2045 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	13.3%
KP Retirement Path 2050 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	7.7%
KP Retirement Path 2055 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	2.3%
KP Retirement Path 2060 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	0.5%
KP Small Cap Equity Fund
KP Retirement Path 2015 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	1.4%

KP Retirement Path 2020 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	4.1%
KP Retirement Path 2025 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	7.0%
KP Retirement Path 2030 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	8.7%
KP Retirement Path 2035 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	12.0%
KP Retirement Path 2040 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	12.6%
KP Retirement Path 2045 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	10.1%
KP Retirement Path 2050 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	5.9%
KP Retirement Path 2055 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	1.7%
KP Retirement Path 2060 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	0.4%
KP International Equity Fund
KP Retirement Path 2015 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	2.2%
KP Retirement Path 2020 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	6.4%
KP Retirement Path 2025 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	10.8%
KP Retirement Path 2030 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	13.6%
KP Retirement Path 2035 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	18.7%
KP Retirement Path 2040 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	19.9%

KP Retirement Path 2045 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	15.8%
KP Retirement Path 2050 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	9.2%
KP Retirement Path 2055 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	2.7%
KP Retirement Path 2060 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	0.6%
KP Fixed Income Fund
KP Retirement Path 2015 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	10.4%
KP Retirement Path 2020 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	18.9%
KP Retirement Path 2025 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	19.5%
KP Retirement Path 2030 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	15.3%
KP Retirement Path 2035 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	14.1%
KP Retirement Path 2040 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	10.8%
KP Retirement Path 2045 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	6.8%
KP Retirement Path 2050 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	3.3%
KP Retirement Path 2055 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	0.9%
KP Retirement Path 2060 Fund One Freedom Valley Drive Oaks, Pennsylvania 19456	0.2%
KP Retirement Path 2015 Fund
Kaiser Omnibus Vanguard RecordKeeping Account P.O. Box 1101, MS L20 Valley Forge, PA 19482-1101	100%

KP Retirement Path 2020 Fund
Kaiser Omnibus Vanguard RecordKeeping Account P.O. Box 1101, MS L20 Valley Forge, PA 19482-1101	100%
KP Retirement Path 2025 Fund
Kaiser Omnibus Vanguard RecordKeeping Account P.O. Box 1101, MS L20 Valley Forge, PA 19482-1101	100%
KP Retirement Path 2030 Fund
Kaiser Omnibus Vanguard RecordKeeping Account P.O. Box 1101, MS L20 Valley Forge, PA 19482-1101	100%
KP Retirement Path 2035 Fund
Kaiser Omnibus Vanguard RecordKeeping Account P.O. Box 1101, MS L20 Valley Forge, PA 19482-1101	100%
KP Retirement Path 2040 Fund
Kaiser Omnibus Vanguard RecordKeeping Account P.O. Box 1101, MS L20 Valley Forge, PA 19482-1101	100%
KP Retirement Path 2045 Fund
Kaiser Omnibus Vanguard RecordKeeping Account P.O. Box 1101, MS L20 Valley Forge, PA 19482-1101	100%
KP Retirement Path 2050 Fund
Kaiser Omnibus Vanguard RecordKeeping Account P.O. Box 1101, MS L20 Valley Forge, PA 19482-1101	100%
KP Retirement Path 2055 Fund
Kaiser Omnibus Vanguard RecordKeeping Account P.O. Box 1101, MS L20 Valley Forge, PA 19482-1101	100%
KP Retirement Path 2060 Fund
Kaiser Omnibus Vanguard RecordKeeping Account P.O. Box 1101, MS L20 Valley Forge, PA 19482-1101	100%

TRANSFER AGENT

Northeast Retirement Services, Inc. (the “Transfer Agent”), located at P.O. Box 2069, Woburn, Massachusetts 01801, serves as the Funds’ transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

CUSTODIAN

State Street Bank and Trust Company (the "Custodian"), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, acts as wire agent and custodian for the assets of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Trust's independent registered public accounting firm.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

SECURITIES LENDING

The Funds did not engage in securities lending activities during the fiscal year ended December 31, 2017.

APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels-MIG 1 through MIG 3-while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment-the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

•	The nature of and provisions of the financial obligation; and the promise S&P imputes; and

•	The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted ‘NR.’

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as short term based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Appendix B—Proxy Voting Policies and Procedures

Callan LLC

IA Policies and Procedures Manual

to Current

Proxy Voting

Policy

In almost all cases Callan LLC (“Callan”), as a matter of policy and practice, delegates proxy voting on behalf of advisory clients to sub-advisors and Callan does not retain any authority to vote proxies. In very limited cases, when Callan is working in a discretionary capacity and Callan, not a sub-advisor, has invested client assets in mutual funds and private funds, Callan will vote proxies when one of those funds’ boards puts a slate of proposals out for a shareholder vote. Callan’s policy of proxy voting responsibility is disclosed to clients.

Callan provides asset management consulting to its clients and, as such, is registered as a pension consultant. Callan services include consulting services, investment and asset management consulting, investment research and investment education. Callan can exercise discretionary control over certain clients’ assets when Callan is engaged to provide discretionary asset management services. Except in cases concerning proxy voting for mutual funds and private funds as noted previously, Callan does not engage in any security brokerage and trading services including transactions for the purchase or sale of any particular security or type of securities; agency crosses; best execution; proxy voting; and soft dollars. Refer to Callan’s Form ADV Part II for additional information on Callan’s services and disclosures.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Callan’s Chief Compliance Officer or his/her designee has the responsibility for the implementation and monitoring of our proxy policy and to ensure that the firm does not accept or exercise any proxy voting authority on behalf of clients without an appropriate review and with appropriate regulatory requirements being met and records maintained.

Procedure

Callan has adopted various procedures to implement the firm’s policy and conducts reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

●	Callan discloses its proxy voting policy in its Firm Brochure (and Wrap Fee Program Brochure, if applicable) or other client information.

●	Callan advisory agreements provide that the firm delegates proxy voting responsibilities to sub-advisors or that the advisory clients expressly retain such voting authority.

●	Callan ’s new client information materials may also indicate that advisory clients retain proxy voting authority.

●	Callan’s Chief Compliance Officer or his/her designee reviews the nature and extent of advisory services provided by the firm and monitors such services.

Acadian Asset Management LLC

Proxy Voting Policies and Procedures

Policy

Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients.  Acadian utilizes the services of Institutional Shareholder Services (“ISS”), an unaffiliated proxy firm, to help manage the proxy voting process and to research and vote proxies on behalf of Acadian’s clients who have instructed Acadian to vote proxies on their behalf.  Unless a client provides a client-specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy service firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian’s voting decisions from any potential conflicts of interest.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests.  In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries.  So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Procedures

Proxy Voting Guidelines

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies when instructed by the client to do so.  To assist in this effort, Acadian has retained ISS to research and vote its proxies.  ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines.  Relying on ISS to vote proxies is intended to help ensure that Acadian votes in the best interest of its clients and insulates Acadian’s voting decisions from any potential conflicts of interest.  Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client’s portfolio.

In specific instances where ISS will not vote a proxy, will not provide a voting recommendation, or other instances where there is an unusual cost or requirement related to a proxy vote, Acadian’s Proxy Coordinator will conduct an analysis to determine whether the costs related to the vote outweigh the potential benefit to our client. If we determine, in our discretion, that it is in the best of interest of our client not to participate in the vote Acadian will not participate in the vote on behalf of our client. If we determine that a vote would be in the best interest of our client, the Proxy Coordinator will seek a voting recommendation from an authorized member of our investment team and ensure the vote is cast as they instruct.

Unless contrary instructions are received from a client, Acadian has instructed ISS to not vote proxies in so-called "share blocking" markets.  Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting.  The period of blocking typically lasts from a few days to two weeks.  During the period, any portfolio holdings in these markets cannot be sold without a formal recall.  The recall process can take time, and in some cases, cannot be accomplished at all.  This makes a client’s portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked.  Shareholders who do not vote are not subject to the blocking procedure.

Acadian also reserves the right to override ISS vote recommendations under certain circumstances.  Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients.  All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the ISS recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian’s interests.  In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed.  Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company.  A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, its Proxy Coordinator will prepare a report for review with a compliance officer, and senior management if needed, that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients.  If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Acadian has adopted the proxy voting policies developed by ISS, summaries of which can be found at http://www.issgovernance.com/policy and which are deemed to be incorporated herein.  The policies have been developed based on ISS’ independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value.  Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.

Voting Process

Acadian has appointed the Head of Operations to act as Proxy Coordinator.  The Proxy Coordinator acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group.  Any electronic proxy votes will be communicated to the proxy solicitor by ISS Global Proxy Distribution Service and Broadridge’s Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet.  ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis.  Proxy voting records specific to a client’s account are available to each client upon request.

Proxy Voting Record

Acadian’s Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by contacting Acadian at 617-850-3500 or by email at compliance-reporting@acadian-asset.com.

PROXY VOTING POLICY AND PROCEDURES

AS AMENDED: NOVEMBER 2017

LAST REVIEWED: NOVEMBER 2017

I.	STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to seek to ensure that such rights are properly and timely exercised. AQR Capital Management, LLC (“AQR”) The term “AQR” includes AQR Capital Management, LLC and CNH Partners, LLC and their respective investment advisory affiliates. generally retains proxy voting authority with respect to securities purchased for its clients. AQR will seek to vote proxies in the best interest of its clients and in accordance with this Proxy Voting Policy and Procedures (the “Policy”).

AQR’s processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.

II.	USE OF THIRD-PARTY PROXY VOTING SERVICE

The U.S. Securities and Exchange Commission and its staff have expressed the view that although the voting of proxies remains the duty of an investment adviser, an investment adviser may contract with a proxy advisory firm to perform certain functions with respect to proxy voting so long as the investment adviser ascertains, among other things, whether the proxy advisory firm has the capacity and competence to adequately analyze proxy issues.

AQR has engaged Institutional Shareholder Services Inc. (“ISS”), an independent third-party proxy advisory firm, to provide proxy voting services with respect to securities held in a given fund or account. ISS’ proxy voting services include, but are not limited to, receiving proxy ballots, working with AQR’s custodian banks, executing votes and maintaining vote records. ISS votes according to ISS’s proxy voting guidelines subscribed by a given AQR fund or account, unless instructed otherwise by AQR.

AQR also requires ISS to identify and provide information regarding any material business changes or conflicts of interest on an ongoing basis. Where a conflict of interest may exist, AQR requires ISS to provide information on how said conflict is being addressed. If, as a result of the AQR’s examination of ISS’s conflicts of interest, a determination is made that a material conflict of interest exists, AQR’s Chief Compliance Officer (the “CCO”) or designee will determine whether to follow ISS’s recommendation or take other action with respect to the proxy vote.

At least annually, the Compliance Department will review the capacity and competence of ISS. Specifically, the Compliance Department will:

1.	Review ISS’s proxy voting guidelines and assess the adequacy of the guidelines, including assessing whether the guidelines are reasonably designed to ensure that proxies are voted in the best interests of AQR’s clients;

2.	Review ISS’s procedures to seek to ensure that its proxy voting recommendations are based on current and accurate information;

3.	Review a sample of ISS’s proxy votes to review whether ISS has complied with ISS’s proxy voting guidelines;

4.	Obtain a certification or other information from ISS regarding its independence and impartiality.

III.	VOTING PROCEDURES

ISS is responsible for coordinating with AQR’s clients’ custodians to seek to ensure that all proxy materials received by custodians relating to a client’s securities are processed in a timely fashion. Proxies relating to securities held in client accounts will typically be sent directly to ISS. In the event that proxy materials are sent to AQR directly instead of ISS, AQR will use reasonable efforts to identify and forward those materials promptly to ISS for processing.

As noted in Section II, ISS will vote proxies in accordance with the subscribed proxy voting guidelines, unless instructed otherwise by AQR.

IV.	VOTING GUIDELINES

To the extent that AQR is voting a proxy itself and not utilizing ISS’s recommendation, AQR will be required to vote proxies in a way that, in AQR’s best judgment, is in the best interest of AQR’s clients holding such securities. Unless prior approval is obtained from the CCO or designee, the following guidelines will generally be adhered to when AQR is voting a proxy itself:

1.	AQR will not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders, shall be for the sole purpose of expressing and discussing AQR's concerns for its advisory clients' interests and not for an attempt to influence or control management;

2.	AQR will not announce its voting intentions and the reasons therefore; and

3.	AQR will not initiate a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

AQR or ISS may not vote a proxy in certain situations, including but not limited to, when:

1.	The cost of voting a proxy outweighs the benefit of voting;

2.	AQR is not given enough time to process the vote;

3.	AQR has an outstanding sell order or intends to sell the applicable security prior to the voting date;

4.	There are restrictions on trading resulting from the exercise of a proxy; or

5.	Voting would cause an undue burden to AQR.

Additionally, from time to time, AQR or ISS may be unable to cast a vote prior to the cutoff date for reasons including, but not limited to, timing of transferring proxy information. AQR does not view non-voted proxy ballots to be a material issue for either the clients or AQR’s investment strategies. AQR typically follows a systematic, research-driven approach, applying quantitative tools to process fundamental information and manage risk, significantly reducing the importance and usefulness of the proxies AQR receives and votes, or causes to be voted, on behalf of its clients.

Moreover, some of AQR’s strategies primarily focus on portfolio management and research related to macro trading strategies which are implemented through the use of derivatives. These strategies typically do not hold equity securities with voting rights, but may, in certain circumstances, hold an exchange traded fund (“ETF”) for the purpose of managing market exposure. For these funds and accounts that only have a de minimis exposure to equites via an ETF used for equitization, AQR will not vote proxies.

V.	POTENTIAL CONFLICTS OF INTEREST OF THE ADVISER

AQR mitigates potential conflicts of interest by generally voting in accordance with the pre-determined voting recommendations outlined in the subscribed voting guidelines of our independent third party provider, ISS. However, from time to time, AQR may determine to vote contrary to the recommendation of ISS which could give rise to potential conflicts of interest.

In the event that AQR intends to directly vote a proxy in a manner that is inconsistent with ISS’s recommendation, the Compliance Department will examine any conflicts that exist between the interests of AQR and its clients. This examination includes, but is not limited to, a review of any material economic interest, including outside business activities, of AQR, its personnel, and its affiliates with the issuer of the security in question.

If, as a result of the Compliance Department’s examination, a material conflict of interest is found to exist, AQR will determine whether:

1.	Directly voting the meeting is in the best interests of the client;

2.	ISS’s recommendation should be followed; or

3.	The client should approve the ISS recommendation.

VI.	DISCLOSURE

Upon request, AQR will furnish a copy of this Policy to the requesting client and information on how the client’s proxies were voted. If a client requests how the client’s proxies were voted, AQR will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about:

1.	The name of the issuer;

2.	The proposal voted upon; and

3.	The election made for the proposal.

Clients may contact AQR’s Client Administration team by calling 203-742-3700 or via e-mail at Client.Admin@aqr.com for a copy of the ISS Proxy Voting Guidelines or to obtain a record of how proxies were voted for their account.

VII.	AQR FUNDS

On an annual basis, AQR will provide, or cause ISS to provide, to the AQR Funds’ administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX, which is required by Rule 30b1-4 under the Investment Company Act of 1940. Form N-PX is required to contain an AQR Fund’s complete proxy voting record for the most recent 12-month period ended June 30 and must be filed no later than August 31 of each year.

VIII.	PROXY RECORDKEEPING

AQR will maintain the following records with respect to this Policy:

1.	A copy of the Policy, and any amendments thereto;

2.	A copy of any document AQR created that was material to making a decision how to vote proxies, or that memorializes that decision.

AQR will cause ISS to maintain the following records below under this Policy for a period of no less than 5 years as required by SEC Rule 204-2. In addition, ISS will promptly produce such records upon request. Records will include:

1.	A copy of the ISS Proxy Voting Guidelines;

2.	A copy of ISS’s policies and procedures related to voting of proxies and management of conflicts of interest;

3.	A copy of each research report prepared by ISS;

4.	A copy of each proxy ballot received; and

5.	A record of each vote cast.

IX.	REVIEW OF POLICY AND PROCEDURES

The Compliance Department shall review, no less frequently than annually, the adequacy of this Policy to ensure it has been implemented effectively, including whether the Policy continues to be reasonably designed to ensure that proxies are voted in the best interests of its clients.

ARISTOTLE CAPITAL BOSTON, LLC

PROXY POLICIES & PROCEDURES

Introduction

Aristotle Capital Boston, LLC (“Aristotle Boston”), in compliance with the principles of Rule 204-2 of the Advisers Act, has adopted and implemented policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Aristotle Boston has actually voted their proxies. While decisions about how to vote must be determined on a case-by-case basis, Aristotle Boston’s general policies and procedures for voting proxies are set forth below.

Specific Proxy Voting Policies and Procedures

Aristotle Boston believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Unless otherwise directed by the client, Aristotle Boston will vote proxies and will vote such proxies in the manner that, in its opinion, serves the best interests of the clients in accordance with this policy.

Aristotle Boston has contracted with Institutional Shareholder Services (“ISS”) to provide proxy voting support. Under the terms of its arrangement with ISS, Aristotle Boston directs each custodian to forward proxy ballots to ISS for processing. Aristotle Boston has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Boston may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the Portfolio Manager or his designee. All voting records are maintained by ISS, except that Aristotle Boston will maintain copies of any document created by Aristotle Boston that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.

The following details Aristotle Boston’s philosophy and practice regarding the voting of proxies.

Voting Guidelines

Aristotle Boston has adopted guidelines for certain types of matters to assist the Portfolio Manager or designee in the review and voting of proxies on a case-by-case basis. These guidelines are set forth below:

1.	Corporate Governance

a.	Election of Directors and Similar Matters

In an uncontested election, Aristotle Boston will generally vote in favor of management’s proposed directors. In a contested election, Aristotle Boston will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s Board of Directors, Aristotle Boston will review any contested proposal on its merits.

Notwithstanding the foregoing, Aristotle Boston expects to support proposals to:

•	Limit directors’ liability and broaden directors’ indemnification rights;

And expects to generally vote against proposals to:

•	Adopt or continue the use of a classified Board structure; and

•	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

b.	Audit Committee Approvals

Aristotle Boston generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. Aristotle Boston will generally vote to ratify management’s recommendation and selection of auditors.

c.	Shareholder Rights

Aristotle Boston may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis. Notwithstanding the foregoing, Aristotle Boston expects to generally support proposals to:

•	Adopt confidential voting and independent tabulation of voting results; and

•	Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•	Adopt super-majority voting requirements; and

•	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

2.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Aristotle Boston may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, Aristotle Boston expects to generally support proposals to:

•	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);

•	Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Portfolio Manager deems them sufficiently limited in scope; and

•	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•	Adopt classified boards of directors;

•	Reincorporate a company where the primary purpose appears to the Portfolio Manager to be the creation of takeover defenses; and

•	Require a company to consider the non-financial effects of mergers or acquisitions.

3.	Capital Structure Proposals

Aristotle Boston will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

Notwithstanding the foregoing, Aristotle Boston expects to generally support proposals to:

•	Eliminate preemptive rights.

4.	Compensation

a.	General

Aristotle Boston generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, Aristotle Boston generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Aristotle Boston may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, Aristotle Boston expects to generally support proposals to:

•	Require shareholders approval of golden parachutes; and

•	Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

•	Adopt measures that appear to the Portfolio Manager to arbitrarily limit executive or employee benefits.

5.	Stock Option Plans and Share Issuances

Aristotle Boston evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Aristotle Boston may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, we generally will vote against stock option plans. However, we will review these proposals on a case-by-case basis to determine that shareholders interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, Aristotle Boston expects to generally vote against proposals to:

•	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

6.	Corporate Responsibility and Social Issues

Aristotle Boston generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

Aristotle Boston will consider proposals involving corporate responsibility and social issues on a case-by-case basis.

7.	Conflicts

In cases where Aristotle Boston is aware of a conflict between the interests of a client(s) and the interests of Aristotle Boston or an affiliated person of Aristotle Boston (e.g., a portfolio holding is a client or an affiliate of a client of Aristotle Boston), the Aristotle Boston will take the following steps:

(a)	vote matters that are specifically covered by this Proxy Voting Policy (e.g., matters where the Aristotle Boston’s vote is strictly in accordance with this Policy and not in its discretion) in accordance with this Policy; and

(b)	for other matters, contact the client for instructions with respect to how to vote the proxy.

8.	Disclosure of Proxy Voting Policy

Upon receiving a written request from a client, Aristotle Boston will provide a copy of this policy within a reasonable amount of time. If approved by the client, this policy and any requested records may be provided electronically.

9.	Recordkeeping

Aristotle Boston shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;

(ii)	Proxy Statements received regarding client securities;

(iii)	Records of votes cast on behalf of clients;

(iv)	Any documents prepared by Aristotle Boston that were material to making a decision how to vote, or that memorialized the basis for the decision; and

(v)	Records of client requests for proxy voting information.

Aristotle Boston may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Aristotle Boston that are maintained with a third party such as a proxy voting service, provided that Aristotle Boston has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

CASTLEARK MANAGEMENT LLC

8. Proxy Voting

Policy

CastleArk Management LLC (“CastleArk”) views seriously its responsibility to exercise voting authority over securities which form part of its clients’ portfolios. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration.

In voting proxies, CastleArk will consider, on a case-by-case basis, factors that may affect the value of managed investments on behalf of the beneficial owners. Beneficial owners include both clients for whom CastleArk acts as investment manager and the beneficial owners of our client’s investments. While our proxy voting policy serves as a guideline, our fiduciary duty to the beneficial owners requires us to examine each resolution offered in the context in which it applies. For this reason, there may be instances in which the shares may not be voted in strict adherence to these guidelines.

CastleArk will review each proxy statement separately and base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security, that is, our clients. Nonetheless, a number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company’s board. CastleArk follows proxy voting procedures that allow us to vote on these issues in a uniform manner.

Routine proxy matters are generally considered by CastleArk’s proxy designee, who is responsible for determining that all proxies are voted in accordance with these policies. That person will cast his or her votes in accordance with this Proxy Voting Policy and the Proxy Voting Procedures. Any non-routine matters are referred to the Senior Portfolio Manager for the portfolio that holds the security at issue.

Votes cast by CastleArk are recorded by the Proxy Designee. We cast votes and maintain access to our voting record through an outsourced service. Any client who requests it, may obtain CastleArk’s record as to such votes for shares owned by that client.

Key Proxy Voting Issues

• Election of Directors and Appointment of Accountants

We generally vote for management’s proposed directors in uncontested elections. For contested elections, we generally vote for candidates that best serve shareholders’ interests. We generally vote to ratify management’s appointment of independent auditors.

• Increase Authorized Capital

We vote for these proposals in the absence of unusual circumstances.

• Preference Shares

We will carefully review proposals to authorize new issues of preference shares or increase the shares authorized for existing issues. Generally we will not oppose proposals to authorize the issuance of preferred shares. We will, however, scrutinize any such proposals which give the Board the authority to assign disproportionate voting rights at the time the shares are issued.

• Dual Capitalization, other Preferential Voting Rights

We will generally vote against proposals to divide share capital into two or more classes or to otherwise create classes of shares with unequal voting and dividend rights.

We are concerned that the effect of these proposals, over time, is to consolidate voting power in the hands of relatively few insiders, disproportionate to their percentage ownership of the company’s share capital as a whole. This concentration of voting power can effectively block any takeover which management opposes and dilute accountability to shareholders.

• Mergers and acquisitions

All proposals are reviewed on a case by case basis by taking the following into consideration:

- whether the proposed acquisition price represents fair value

- whether shareholders could realize greater value through other means

- whether shareholders receive fair treatment under the merger acquisition terms

• Restructuring and Recapitalization

All proposals are reviewed on a case-by-case basis taking the following into consideration:

- whether the proposed restructuring or recapitalization is the best means of enhancing shareholder values whether the company’s long term prospects will be positively affected by the proposal.

• To Provide Director Indemnification

We will generally vote for proposals to provide corporate indemnification for directors.

• Share Option Plans

We will generally vote against proposals that authorize:

(i) More than 10% of the company’s outstanding shares to be reserved for the award of share options; or

(ii) The award of share options to employees or non-employees of the company (for instance, outside directors and consultants) if the exercise price is less than the share’s fair market value at the date of the grant of the options and does not carry relevant performance hurdles for exercise; or

(iii) The exchange of outstanding options for new ones at lower exercise prices.

Shareholder Proposals – Corporate Governance Issues

• Majority Independent Board

We will generally vote for proposals calling for a majority outside board.

• Executive Compensation

We will generally vote against proposals to restrict employee compensation. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the Board of Directors and company management; provided, however, that share option plans meet our guidelines for such plans as set forth herein.

We will scrutinize and vote on a case-by-case basis on any proposal that (i) does not come from an independent executive compensation committee or (ii) that falls significantly outside of norm for such proposals, with reference, among other things, to the company’s peer group and independent outside assessments of the proposal.

On a case by case basis, we will vote for proposals requesting more detailed disclosure of employee compensation, especially if the company does not have a majority outside board.

All Other Matters

• We will vote matters not described above on a case-by-case basis, using the guidelines outlined above.

Conflicts of Interest

• By prohibiting our adviser representatives from serving as directors of publicly traded companies, we limit the circumstances where conflicts of interest may arise. Nevertheless, we recognize that on rare occasions, we may be responsible for a proxy vote in which our interests might be affected. On those occasions CastleArk will consider whether the interests of our clients and beneficial shareholders are in conflict with our own. If there is no potential conflict we will vote in accordance with the policies outlined above. Where there appears to be a conflict between our interests and those of our clients or their beneficial owners, we will vote in the interests of them and against our own. We will document our conclusions as to votes that appear to affect our own interests.

Procedures

a. Casting of votes, and maintenance of the records of votes cast are done using the Broadridge online system.

b. Our designated proxy voting representative should cast proxy votes in accordance with our proxy voting policy.

c. Votes that do not appear to be covered by the policy above should be cast in the spirit of the policy. The voting representative should consult with the portfolio manager(s) in cases of uncertainty.

d. The Compliance Officer should review votes cast and the recordkeeping of votes cast from time to time.

COLUMBUS CIRCLE INVESTORS	Appendix K v.020918

PROXY VOTING POLICY

I.	PROCEDURES

Pursuant to certain terms within a Client’s investment management agreement, Columbus Circle Investors (CCI) generally accepts authority to vote proxies for the securities held in the Client’s investment account(s). In such instances, CCI retains the final authority and responsibility for such proxy voting, subject to any Client-specific restrictions or voting instructions. In the event a particular Client elects to retain proxy voting authority, CCI will consult with clients regarding proxy voting decisions. CCI provides a proxy voting policy summary to all new Clients as a component of the Form ADV Part 2 Brochure. Clients may request a copy of this policy, at any time, by contacting CCICompliance@columbus.com.

In addition to voting proxies for clients, CCI:

•	Provides Clients with a concise summary of its proxy voting policy, including information on how Clients may obtain a copy of the proxy voting policy, and information on how specific proxies related to each respective investment account were voted.

•	Applies its proxy voting policy according to the following voting guidelines and utilizes Institutional Shareholder Services (ISS) to keep records of votes for each Client.

•	Maintains proxy voting records for inspection by each Client and/or governmental agency in order to assist such parties in determining whether all proxies were voted and whether such votes were consistent with policy.

•	Monitors the proxy voting process for any potential conflicts of interest and maintains processes to address such issues appropriately.

•	Maintains this written proxy voting policy (which may be updated and supplemented from time to time).

CCI’s Chief Administrative Officer, will maintain CCI’s proxy voting process. Clients with questions regarding proxy voting decisions in their accounts should contact CCI’s Chief Administrative Officer (CAO).

II.	VOTING GUIDELINES

While no issue is considered "routine," CCI’s Operating Committee has adopted certain general voting parameters (outlined below) for addressing various proposals when there are no extenuating circumstances (i.e., when no company-specific reason exists for voting differently).

Columbus Circle Investors	Page 1

To assist in its voting process, CCI has engaged Institutional Shareholder Services (ISS), an independent third party that specializes in providing a variety of fiduciary-level, proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. CCI has delegated voting authority to ISS so that Clients’ proxies will be voted consistent with the parameters contained herein. In addition, ISS provides CCI with reports reflecting proxy voting activities within CCI's client portfolios thereby allowing CCI to monitor such delegated responsibilities.

In instances where ISS determines extenuating company-specific circumstances exist that would mandate special consideration of the application of these voting parameters, or in instances where CCI’s voting guidelines are silent, ISS will refer the proxy proposal directly to CCI’s Chief Administrative Officer’s (or an appropriate designee in his absence) for review and vote instruction.

In connection with the specific proxy voting guidelines that follow, in general, all guidelines will be implemented as per ISS’ implementation processes and definitions, and as market practice permits, based on recommended best practices and local governance standards.

A.	Management Proposals

1.	When voting on ballot items that are fairly common management-sponsored initiatives, CCI generally, although not always, VOTES FOR the following proposals:

•	“Normal” elections of directors
•	Approval of auditors/CPA
•	Directors’ liability and indemnification
•	General updating/corrective amendments to charter
•	Elimination of cumulative voting
•	Elimination of preemptive rights
•	Separation of chairman and chief executive posts
•	Adjournment of a meeting unless ISS Benchmark recommends a vote against management on this proposal

2.	When voting items that have a potential substantive financial or best interest impact, CCI generally (although not always) VOTES FOR the following proposals:

•	Capitalization changes that eliminate other classes of stock and voting rights
•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs
•	Stock purchase plans with an exercise price of not less than 85% FMV
•	Stock-based compensation plans that are incentive based and not excessive
•	Reductions in supermajority vote requirements
•	Adoption of anti-greenmail provisions
•	Say on Pay, Frequency and Golden Parachute when in support of advisory shareholder votes and in support of management compensation not deemed excessive

Columbus Circle Investors	Page 2

•	Proposals seeking to prohibit acceleration of the vesting of equity awards to senior executives in the event of a change-in-control (except pro-rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control)

3.	When voting items which have a potential substantive financial or best interest impact, CCI generally (although not always) VOTES AGAINST the following proposals:

a.	Anti-Takeover, Auditors, Bylaws, Capitalization, Compensation, Poison Pill

•	Changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders
•	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders
o	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
o	Reincorporation into a state that has more stringent anti-takeover and related provisions
o	Amendments to articles which relax quorum requirements for special resolutions
o	Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions
o	Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding
o	Exclusive venue charter provisions if the company has not sufficiently proven that it has been materially harmed by shareholder litigation outside its jurisdiction of incorporation or if the company does not have sufficient governance features in place
o	Proposals seeking to restrict or prohibit shareholders’ ability to call special meetings
o	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered
o	Adoption of option plans/grants to directors or employees of related companies
o	Lengthening internal auditors’ term in office to four years
o	Audit committee for excessive non-audit fees

b.	Discharging directors, auditors, members of the management board and/or the supervisory board

•	If there are egregious governance issues where shareholders will bring legal action against the company or its directors
•	If there are specific concerns about actions of the board such as criminal wrongdoing or breach of fiduciary responsibilities

Columbus Circle Investors	Page 3

c.	Director-Related

•	Proposals to classify a board
•	Lengthening of terms of directors
•	Director(s) directly responsible for a company’s fraudulent or criminal act
•	Director(s) for malfeasance or illegal/unethical activity or scandal
•	Director(s) who holds both the offices of chairman and CEO as market practice permits based on recommended best practices and local governance standards
•	Directors who serve as members of the Audit Committee and a material weakness has risen to a level of serious concern, there are chronic internal control issues, or if there is an absence of established effective control mechanisms
•	Directors who attended less than 75% of the board and committee meetings during the previous fiscal year (absent a valid excuse)
•	Directors when nominee is an affiliated director based on an interlocking directorship with a company executive
•	Directors when nominee is not a CEO and sits on more than 6 public company boards
•	Directors when nominee is non-independent and the board lacks an audit, compensation or nominating committee
•	Directors who are non-independent and the full board fails to meet best market standards with respect to board independence requirements
•	Directors who are non-independent and serve on key committees as market practice permits based on recommended best practices and local governance standards
•	Incumbent directors if the board adopted or renewed a poison pill without shareholder approval during the current or prior year
•	Incumbent directors if the board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year
•	Incumbent directors if, at the previous board election, any director received more than 50% withhold/ against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote
•	Incumbent directors if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights

4.	In instances of ISS referrals, issues that are company-specific or which have extenuating circumstances warranting addition review, or on issues where Columbus Circle’s proxy voting guidelines are silent, CCI generally votes on a case-by-case basis.

B.	Shareholder Proposals

Another expression of active involvement is the voting of shareholder proposals. CCI evaluates and supports those shareholder proposals that appropriately forward issues of concern to the attention of corporate management. Historically, many shareholder proposals received very little support... often not even enough to meet SEC refiling requirements in the following year; however, the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots. Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation) of the shareholder proposal proponent can affect the outcome on a shareholder proposal vote.

Columbus Circle Investors	Page 4

Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders (i.e., beneficiaries) and in light of economic impact.

1.	When voting shareholder proposals, CCI generally (although not always) VOTES FOR the following proposals:

•	Auditor attendance at the annual meeting of shareholders
•	Annual election of the board
•	Equal access to proxy process
•	Submission of shareholder rights plan poison pill to vote or redeem
•	Reduction or elimination various anti-takeover related provisions
•	Reduction or elimination of super-majority vote requirements
•	Anti-greenmail provisions
•	Submission of audit firm ratification to shareholder votes
•	Audit firm rotations every five or more years
•	Requirement to expense stock options
•	Establishment of holding periods limiting executive stock sales
•	Report on executive retirement benefit plans
•	Requirements for two-thirds of board to be independent
•	Separation of chairman and chief executive posts
•	Adoption of a majority of votes cast standard for directors in uncontested elections, unless no carve-out for a plurality vote standard in contested elections exists
•	Requirements for an independent board chairman

2.	When voting shareholder proposals, CCI generally (although not always) votes AGAINST the following proposals:

•	Requirements for directors to own large amounts of stock before being eligible for election
•	Restoration of cumulative voting in the election of directors
•	Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders
•	Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principles
•	Restrictions banning future stock option grants to executives except in extreme cases
•	Proposals to restrict or prohibit shareholders’ ability to act by written consent
•	Proposals to restrict or prohibit shareholders’ ability to call special meetings

Columbus Circle Investors	Page 5

3.	In instances of certain shareholder proposals, CCI generally votes such proposals on a case-by- case basis:

•	Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined
•	Requirements that stock options be performance-based
•	Submission of extraordinary pension benefits for senior executives under a company’s SERP for shareholder approval
•	Shareholder access to nominate board members
•	Requiring offshore companies to reincorporate into the United States

CCI’s staff participates in national forums and maintains contacts with corporate representatives; however, to date, CCI has not actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities (and others that could be considered expressions of activism) are not under consideration at this time. Should a particular equity issuer’s policy become of concern, CCI will continue to utilize the evaluation and voting process as the first level of monitoring and communication with the issuer.

III.	OUTSIDE ACTIVITIES & CONFLICTS OF INTEREST

CCI will monitor its proxy voting process for material conflicts of interest. In light of the above- described policy, most votes are executed based on overall voting guidelines rather than the specific application to a particular company thereby eliminating the effect of any potential conflict of interest.

CCI has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist and will assess the impact of any conflicts of interest no less than annually. As of the date of this policy, CCI may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.

In the event of a vote involving a conflict of interest that does not meet the specific parameters outlined above, or which requires additional company-specific decision-making, CCI will vote according to ISS’ voting recommendation. In the rare occurrence that ISS does not provide a recommendation, CCI may seek Client consent on the issue.

Columbus Circle Investors	Page 6

CREDIT SUISSE ASSET MANAGEMENT, LLC
CREDIT SUISSE FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its client’s duties of care and loyalty with respect to proxy voting. The duty of care requires Credit Suisse to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients. The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of a disinterested member of the Portfolio Management Department, a member of the Legal and Compliance Department, a member of the Operations Department (or their designees), and a member of Fund Administration. The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

In the event a Portfolio Manager (“PM”) desires to deviate from the stated voting parameters outlined in the Policy, the PM is required to submit a memo detailing the request and rationale for the deviation to the Chair of the Proxy Voting Committee. The Chair of the Proxy Voting Committee (“Committee”) will convene a meeting where the PM will present their recommendation. In the event an in person or telephonic meeting cannot be organized, the Chair of the Committee will circulate the PM’s request for an exception to the Proxy Voting Committee for consideration.

Should such Policy exception be approved by the Proxy Voting Committee, the Committee will forward the instructions to ISS for processing and will minute the meeting.

Conflicts

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks. As part of a global, full service investment-bank, broker-dealer, and wealth-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts. The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue. In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•	a copy of the Policy;

•	a copy of each proxy statement received on behalf of Credit Suisse clients;

•	a record of each vote cast on behalf of Credit Suisse clients;

•	a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•	a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client. Upon request, Credit Suisse will provide any client with a copy of the Policy. Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis. Votes may be withheld: from directors who (1) attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment;

(7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature.

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis. Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earn out and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure.

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 27, 2015

DEPRINCE, RACE & ZOLLO, INC.

Proxy Voting

I. Introduction

Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940 (“Advisers Act”) requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

DePrince, Race & Zollo, Inc. (“DRZ”) votes proxies for a majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures. DRZ has elected to retain an independent third party proxy administrator (“Proxy Administrator”) to assist in the proxy voting and record keeping process. Any questions about this document should be directed to our Chief Compliance Officer (“CCO”) or Assistant Compliance Officer (“ACO”).

II. Regulatory Background

(A)	The Need to Implement a Proxy Voting Policy and Procedures

The SEC has determined that the rule applies to all registered investment advisers that exercise proxy voting authority over client securities. The SEC has also indicated that advisers with implicit as well as explicit voting authority must comply with the rule. In particular, the rule applies when the advisory contract is silent but the adviser’s voting authority is implied by an overall delegation of discretionary authority.

(B)	Voting Client Proxies

The SEC has interpreted the duty of care to require an adviser with voting authority to monitor shareholder meeting dates and to vote client proxies. However, the scope of an adviser’s responsibilities with respect to voting proxies would ordinarily be determined by the adviser’s contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients. The rule does not necessitate an adviser to become a “shareholder activist,” but more practically, allows an adviser to determine whether the costs and expected benefits to clients warrant such activism.

Additionally, the failure to vote every proxy should not necessarily be construed as a violation of an adviser’s fiduciary obligations. The SEC has noted times when refraining from voting a proxy may be in the client’s best interest, such as when the analysis noted above yields results that indicate the cost of voting the proxy exceeds the expected benefit to the client. Nevertheless, an adviser must be aware that it may not ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

(C)	Implementing Policies and Procedures to Resolve Conflicts of Interest

A challenging aspect to Rule 206(4)-6 has been an adviser’s identification of material conflicts of interest that may influence the manner in which it votes proxies. Although the SEC has not listed all conflicts of interest that an adviser may encounter when voting clients’ proxies, it has provided guidance with respect to ways in which the policies and procedures may mitigate any existing conflicts of interest. An adviser could also suggest that the client engage another party to determine how the proxies should be voted, which would relieve the adviser of the responsibility to vote the proxies.

(D)	Disclosure Requirements

•	An investment adviser must disclose to clients how they can obtain information on how client proxies were voted.

•	A concise summation of the proxy voting process, rather than a reiteration of the adviser’s proxy voting policy and procedures must also be disclosed and that upon client request, the adviser will provide a copy of the policies and procedures.

(E)	Recordkeeping Requirements

Amended Rule 204-2 under the Advisers Act requires investments advisers to retain the following documents:

•	Proxy Voting Policies and Procedures;

•	Proxy Statements Received Regarding Client Securities;

•	Records of Votes Cast on Behalf of Clients;

•	Records of Client Requests for Proxy Voting Information; and

•	Any Documents Prepared by the Adviser that were Material to Making a Decision how to Vote, or that were Prepared by the Adviser to Memorialize the Basis for the Decision.

III. Risks

In developing this policy and procedures, DRZ considered numerous risks associated with its voting of client proxies. This analysis includes risks such as:

•	DRZ does not maintain a written proxy voting policy as required by Rule 206(4)-6.

•	Proxies are not voted in clients’ best interests.

•	Proxies are not identified and voted in a timely manner.

•	Conflicts between DRZ’s interests and the client are not identified; therefore, proxies are not voted appropriately.

•	Proxy voting records and client requests to review proxy votes are not maintained.

DRZ has established the following guidelines as an attempt to mitigate these risks.

IV. Policy

It is the policy of DRZ to vote client proxies in the interest of maximizing shareholder value. To that end, DRZ will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent that is not part of the services provided by DRZ. Clients must notify DRZ of their specific proxy voting instructions, if any. Generally, all such client instructions must be in writing.

V. Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable DRZ to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

1.	DRZ shall maintain a list of all clients for which it votes proxies. The list will be maintained electronically and updated by the Compliance department who will obtain proxy voting information from client agreements.

All new signed contracts or new account instructions must be sent to the Proxy Administrator no later than ten (10) days from the date a new account starts trading. Alternatively, DRZ’s Operations Department, as part of the account opening procedure, will inform the Proxy Administrator that DRZ will vote proxies for the new client.

2.	DRZ shall work with the client to ensure that the Proxy Administrator is the designated party to receive proxy voting materials from companies or intermediaries. To that end, new account forms of broker-dealers/custodians will state that the Proxy Administrator should receive this documentation. The designation may also be made by telephoning contacts and/or Client Service Representatives at broker-dealers/custodians.

These intermediaries will be informed to direct all proxy materials to DRZ's designated Proxy Administrator.

3.	DRZ shall work with the Proxy Administrator to ensure that the Proxy Administrator is properly instructed on the manner and direction to vote each client's account based upon the type of client and specific voting instructions received from the client, if any. DRZ has established proxy voting policies with the Proxy Administrator in the interest of maximizing shareholder value. However, DRZ has instructed the Proxy Administrator to alert DRZ to certain issues that DRZ believes require an additional level of consideration.

4.	The Proxy Administrator shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner. DRZ’s Compliance Department shall receive and review current proxy information from the Proxy Administrator on a routine basis to ensure that all proxies are being received and voted.

5.	The Proxy Administrator will review the list of clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

For any client who has provided specific voting instructions, the Proxy Administrator shall vote that client’s proxy in accordance with the client’s written instructions.

Proxies for client’s who have elected to have their proxies voted by a third party outside of the proxy voting services DRZ provides, and whose proxies were received by DRZ, shall be forwarded back to the client for voting and submission.

Proxies received after the termination date of a client relationship will not be voted. Such proxies should be delivered to the last known address of the former client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that the proxies should be forwarded to the last known address of the former client. The statement should further indicate that future proxies for the named former client should not be delivered to DRZ or to the Proxy Administrator, but directly to the former client.

6.	The Proxy Administrator will provide to the appropriate investment officers (portfolio managers) the proxy solicitations and materials for review if not covered by DRZ’s guidelines.

7.	It is DRZ’s policy to abstain from voting proxy ballots over which the issuer has implemented a share blocking policy. Share blocking policies are generally implemented by issuers whose securities are traded in limited markets outside the United States. Under a “share blocking policy” voting any proxies on the ballot would prohibit trading shares of the issuer for a pre-determined period of time. DRZ typically invests in securities that have unrestricted liquidity and therefore DRZ will generally choose to avoid circumstances that would hinder DRZ's ability to manage portfolio positions. DRZ will document exceptions or deviations from this policy.

8.	DRZ shall compare the cost of voting the proxy to the benefit to the client. In the event that the costs of voting appear to outweigh the benefits, DRZ shall document such rationale and maintain the documentation in the permanent file (for example, voting a foreign security may require additional costs that overshadow the benefits) in accordance with DRZ’s record retention policy. The Proxy Administrator will then be notified accordingly.

9.	The Proxy Administrator and/or the CCO or ACO will reasonably try to assess any material conflicts between DRZ’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

10.	So long as there is no material conflicts of interest identified, the Proxy Administrator will vote proxies according to the guidelines set forth above. DRZ may also elect to abstain from voting if it deems such abstinence in its clients’ best interests. The rationale for the occurrence of voting that deviates from the guidelines will be documented and the documentation will be maintained in the permanent file in accordance with DRZ’s record retention policy.

11.	If the Proxy Administrator, the CCO or the ACO (interchangeably referred to as the “Compliance Officer”) detects a conflict of interest, the following process will be followed:

a.	In cases where the Proxy Administrator is the party identifying the conflict, they have been instructed to contact DRZ’s CCO or ACO as soon as reasonably practicable.

b.	The Compliance Officer and a member of the DRZ Proxy Voting Committee (the “Committee”) will determine the appropriate method of resolution considering the nature of the conflict of interest, the proxy voting deadline, the number of clients involved and other material information related to the matter.

c.	The Compliance Officer will either (i) with the assistance of the appropriate investment personnel, contact the client(s) directly for discussion of the matter and determine if the client(s) desire to vote the proxy directly or provide its vote to DRZ to vote on their behalf, or (ii) will convene the Committee, as appropriate.

d.	If the Compliance Officer elects to contact the client(s) directly and the client(s) desire to vote the proxy or provide DRZ with their vote, the Compliance Officer and the Proxy Administrator will provide the client(s) with the proxy and related information to enable the client(s) to make an informed decision.

e.	Alternatively, if the Compliance Officer concludes the matter should go before the Committee, they will immediately convene the Committee. Members of the Committee include the persons listed on Attachment A. A majority of the Committee members shall constitute a quorum at a meeting of the Committee, but in no event shall a quorum consist of less than one-third of the Committee. The Compliance Officer will serve as chairperson.

The Compliance Officer, at inception of the Committee meeting, will appoint a Secretary, whose role it will be to keep careful and detailed minutes.

f.	The Compliance Officer will identify for the Committee the issuer and proposal to be considered. The Compliance Officer will also identify the conflict of interest that has been detected.

g.	The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote. Members of the Committee may wish to consider the following questions:

•	Whether adoption of the proposal would have a positive or negative impact on the issuer’s short term or long-term value.

•	Whether the issuer has already responded in some appropriate manner to the request embodied in a proposal.

•	Whether the proposal itself is well framed and reasonable.

•	Whether implementation of the proposal would achieve the objectives sought in the proposal.

•	Whether the issues presented would best be handled through government or issuer-specific action.

h.	Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee their decision on whether DRZ will vote for or against the proposal. Attending members of the Committee are prohibited from abstaining from the Committee vote and are prohibited from recommending that DRZ refrain from voting on the proposal, although “abstain” votes are permitted. The Secretary of the Committee will record each member’s vote and the rationale for their decision.

i.	After each member of the Committee has announced their vote, the Secretary will tally the votes. The tally will result in one of the following two outcomes:

•	If all members of the Committee have voted in the same direction on the proposal, all of DRZ’s proxies for that proposal will be voted in such direction. The Compliance Officer will document the unanimous vote and all notes of the meeting, if created, will be maintained in the permanent file in accordance with the DRZ’s proxy recordkeeping policy described herein.

•	If a unanimous decision cannot be reached by the Committee, DRZ will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which DRZ should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on DRZ.

12.	The Proxy Administrator shall be informed of the results and shall collect and submit the proxy votes in a timely manner.

13.	All proxy votes will be recorded by the Proxy Administrator. The following information will be maintained:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

•	The shareholder meeting date;

•	The number of shares DRZ is voting on firm-wide;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether or not DRZ cast its vote on the matter;

•	How DRZ cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

•	Whether DRZ cast its vote with or against management; and

•	Whether any client requested an alternative vote of its proxy.

There may be instances where DRZ votes the same proxy in different directions for different clients if a client requires DRZ to vote a certain way on an issue, while DRZ deems it beneficial to vote in the opposite direction for its other clients.

VI. Conflicts of Interest

The following is a non-exhaustive list of potential conflicts. DRZ continually monitors these potential conflicts to determine if they exist:

▪	Conflict: DRZ retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in DRZ’s client portfolios. For example, DRZ may be retained to manage XYZ’s pension fund. XYZ is a public company and DRZ client accounts hold shares of XYZ. This type of relationship may influence DRZ to vote with management on proxies to gain favor with management. Such favor may influence XYZ’s decision to continue its advisory relationship with DRZ.

▪	Conflict: DRZ retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in DRZ’s client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

▪	Conflict: DRZ’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of a DRZ employee may be a high-level executive of an issuer that is held in DRZ’s client portfolios. The spouse could attempt to influence DRZ to vote in favor of management.

▪	Conflict: DRZ or an employee(s) personally owns a significant number of an issuer’s securities that are also held in DRZ’s client portfolios. For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The employee(s) could oppose voting the proxies according to the policy and successfully influence the Proxy Administrator to vote proxies in contradiction to the policy.

▪	Conflict: DRZ or its affiliates has a financial interest in the outcome of a vote, such as when DRZ receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

Resolution: Upon the detection of a material conflict of interest, the procedure described under Item 9 of the Procedures for Identification and Voting of Proxies section above will be followed.

DRZ realizes that due to the difficulty of predicting and identifying all material conflicts, DRZ must rely on its employees to notify the Compliance Officer of any material conflict that may impair DRZ’s ability to vote proxies in an objective manner.

In addition, the Compliance Officer will document any attempts by others within DRZ to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy. The Compliance Officer should report the attempt to DRZ’s CCO, Board of Directors or outside counsel.

VII. Recordkeeping

DRZ must maintain the documentation described in the following section for a period of not less than five (5) years from the date of the vote, the first two (2) years at its principal place of business. The Compliance Officer will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

▪	Any request, whether written (including e-mail) or oral, received by any employee of DRZ, must be promptly reported to the Compliance Officer. All written requests must be retained in the permanent file in accordance with DRZ’s record retention policy.

▪	The Compliance Officer will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

▪	DRZ will make every effort to fulfill each individual client request for Proxy Voting information in the client’s prescribed format. In the event that DRZ cannot, and in order to facilitate the management of the proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Compliance Officer may distribute to any client requesting proxy voting information the complete proxy voting record of DRZ for the period requested.

In cases where the complete proxy voting record is distributed to a client(s), it will contain the following legend: “This report contains the full proxy voting record of DRZ. If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”

▪	Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written or oral request. The written response should be attached and maintained with the client’s written request, if applicable, and maintained in the permanent file in accordance with the recordkeeping policy.

▪	Clients are permitted to request any and all proxy voting records that have been retained in accordance with DRZ's record retention policy.

▪	Proxy Voting Policy and Procedures:

▪	This Proxy Voting Policy and Procedures and previous versions of DRZ’s adopted Proxy Voting Policy and Procedures, if any, in accordance with DRZ’s record retention policies.

▪	DRZ’s annual Form ADV Part 2A containing a concise summary of Proxy Policy and Procedures and offer of the record to clients.

▪	Proxy statements received regarding client securities:

▪	DRZ’s Proxy Administrator receives proxies directly from the clients’ custodians. In the event DRZ receives a proxy, DRZ will copy or print a sample of the proxy statement or card and maintain the copy in a central file along. DRZ will vote the proxy in accordance with these policies. Documentation of the process will be maintained in accordance with DRZ’s proxy recordkeeping policies.

Note: DRZ is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

▪	DRZ Proxy Voting Record.

▪	Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc., that were material in the basis for the decision.

VIII. Disclosure

▪	DRZ will ensure that Form ADV, Part 2A is updated as necessary to reflect: (i) all material changes to DRZ's Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

X. Proxy Solicitation

As a matter of practice, it is DRZ’s policy to not reveal or disclose to any client how DRZ may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. DRZ will never disclose such information to unrelated third parties, except as required by law.

The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

XI. Class Actions

It is DRZ’s policy to direct clients to decide whether or not to participate in class actions regarding securities of issuers currently or previously held in the clients’ portfolios. Any class action notice received by DRZ shall be promptly forwarded to the client. Class action notices received by DRZ on behalf of a former client will be sent to the last known address on file. DRZ employees are prohibited from making legal elections or determinations on behalf of clients. If requested, DRZ shall assist clients with account information required for their analysis of the class action notice; however, it is each client’s responsibility to respond to the class action notice.

ATTACHMENT A

DEPRINCE, RACE & ZOLLO, INC.

LIST OF PROXY VOTING COMMITTEE MEMBERS

The following is a current list of the members of DRZ’s proxy voting committee:

Chairperson	Adelbert R. Sanchez

Member 1	John D. Race

Member 2	Gregory M. DePrince

Member 3	Victor A. Zollo, Jr.

Member 4	Jill S. Lynch

Member 5	Gregory T. Ramsby

Proxy Voting Policies and Procedures

June 30, 2004

AMENDED

March 31, 2005

May 16, 2005

March 31, 2007

August 30, 2007

March 31, 2008

June 25, 2008

September 22, 2009

April 1, 2010

February 15, 2011

April 25, 2011

March 5, 2012

May 10, 2012

February 11, 2013

February 7, 2014

September 8, 2014

June 8, 2015

September 1, 2015

April 8, 2016

March 29, 2017

	CONTENTS
1	GENERAL	5
	Introduction
	General Guidelines
	Proxy Committee
	Conflicts of Interest
	Recordkeeping and Disclosure

2	PROPOSALS USUALLY VOTED FOR	10
	Adjustments to Par Value of Common Stock
	Annual Election of Directors
	Appraisal Rights
	Authority to Issue Shares ( for certain foreign issuers)
	Blank Check Preferred Authorization
	Chairman and CEO are the Same Person
	Changing Corporate Name
	Confidential Voting
	Cumulative Voting
	Delivery of Electronic Proxy Materials
	Director Nominees in Uncontested Elections
	Director Related Compensation
	Election of Mutual Fund Trustees
	Equal Access
	Fair Price Provisions
	Golden and Tin Parachutes
	Greenshoe Options
	Independent Audit, Compensation and Nominating
	Committees
	Independent Board Chairman
	Majority Voting
	OBRA-Related Compensation Proposals
	Ratifying Auditors
	Reverse Stock Splits
	Right to Adjourn
	Right to Call a Special Meeting
	Share Cancellation Programs
	Shareholder Ability to Alter the Size of the Board
	Shareholder Ability to Remove Directors
	Share Repurchase Programs
	Stock Distributions: Splits and Dividends
	White Squire Placements
	Written Consent

3	PROPOSALS USUALLY VOTED AGAINST	14
	Common Stock Authorization
	Director and Officer Indemnification and Liability Protection
	Exclusive Forum Provisions
	Overboarded Executive Officer Director Nominees
	Shareholder Ability to Act by Written Consent
	Shareholder Ability to Call Special Meetings
	Shareholder Ability to Remove Directors
	Share Retention By Executives
	Staggered Director Elections
	Stock Ownership Requirements
	Supermajority Shareholder Vote Requirements
	Term of Office
	Unequal Voting Rights

4	PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE	15
	401(k) Employee Benefit Plans
	Compensation Plans
	Employee Stock Ownership Plans
	Executive Compensation Advisory Resolutions (“Say-on-Pay”)
	Non-Material Miscellaneous Bookkeeping Proposals
	Proxy Access
	Preemptive Rights
	Stock Option Plans
	Technical Amendments to By-laws

5	PROPOSALS REQUIRING SPECIAL CONSIDERATION	16

Asset Sales
Bundled Proposals
Charitable and Political Contributions and Lobbying Expenditures
Compensation in the Event of a Change in Control
Conversion of Debt Instruments
Corporate Restructuring
Counting Abstentions
Debt Restructurings
Delisting a Security
Director Nominees in Contested Elections
Disclosure of Prior Government Service
Environment and Social issues
Animal Rights
Energy and Environment
Equal Employment Opportunity and Discrimination
Human Resource Issues
Maquiladora Standards and International Operations Policies
Military Business
Northern Ireland
Product Integrity and Marketing
Third World Debt Crisis
Golden Coffins
Greenmail
Liquidations
Mergers and Acquisitions
Mutual Fund Distribution Agreements
Mutual Fund Fundamental Investment Restrictions
Mutual Fund Investment Advisory Agreement
Poison Pills
Proxy Access
Proxy Contest Defenses
Reimburse Proxy Solicitation Expenses
Reincorporation Proposals
Shareholder Advisory Committees
Shareholder Proposals to Limit Executive and Director Pay State Spin-offs
Takeover Statutes
Tender Offer Defenses
Transition Manager Ballots

1. GENERAL

A.	Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties, SEC rule 206(4)-6 under the Investment Advisers Act of 1940 and Staff Legal Bulletin No. 20 (June 30, 2014). In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 2016-01, 29 C.F.R. 2509.2016-01 (December 29, 2016).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.	Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments (taking into account the costs involved). Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2.	Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.	Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4.	Abstain from Voting. Our policy is to vote rather than abstain from voting on issues presented unless the client’s best interest requires abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, the Proxy Voting Service has not received a ballot for a client's account or under other circumstances beyond Loomis Sayles' control.

5.	Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6.	Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Proxy Voting Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7.	Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles representatives.

8.	Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosures as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosures (not specific as to client) of its voting instructions.

C.	Proxy Committee.

1.	Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.	Duties. The specific responsibilities of the Proxy Committee include,

a. to develop, authorize, implement and update these Proxy Voting Procedures, including:

(i) annual review of these Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

(iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

b. to oversee the proxy voting process, including:

(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

(iv) periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c. to engage and oversee third-party vendors, such as Proxy Voting Services, including:

(i) determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a) the adequacy and quality of the Proxy Voting Service’s staffing and personnel, and

(b) the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest,

(ii) providing ongoing oversight of Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients,

(iii) receiving and reviewing updates from Proxy Voting Services regarding relevant business changes or changes to Proxy Voting Services’ conflict policies and procedures, and

(iv) in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error, investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d.	to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3.	Standards.

a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Proxy Voting Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal (e.g., he or she is a portfolio manager for an account of the issuer).

D.	Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E.	Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2. PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.

Blank Check Preferred Authorization:

A.	Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
B.	Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
C.	Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Director Nominees in Uncontested Elections:

A.	Vote for proposals involving routine matters such as election of directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.
B.	Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when the Proxy Voting Service recommends a vote against the issuer's "say on pay" advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

C.	Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interest of shareholders.
D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Director Related Compensation: Vote for proposals that are required by and comply with the applicable statutory or listing requirements governing the issuer. Review on a case-by-case basis all other proposals.

Election of Mutual Fund Trustees: Vote for nominees who oversee less than 60 mutual fund portfolios. Vote against nominees who oversee 60 or more mutual fund portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more mutual fund portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds).

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Fair Price Provisions:

A.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Independent Board Chairman:

A.	Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be "independent," as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.
B.	Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.	Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.	Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Ratifying Auditors:

A.	Generally vote for proposals to ratify auditors.
B.	Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the audit committee.
C.	Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Right to Call a Special Meeting: Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.
B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination.

3. PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Director and Officer Indemnification and Liability Protection:

A.	Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.
B.	Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director's legal expenses would be covered.

Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s governance committee in the event of a proposal mandating an exclusive forum without shareholder approval.

Overboarded Executive Officer Director Nominees: Vote for an executive officer director nominee that sits on less than three company boards. Vote against an executive officer director nominee that sits on three or more company boards. A recommendation of the Proxy Voting Service will generally be followed.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.
B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Unequal Voting Rights:

A.	Vote against dual class exchange offers and dual class recapitalizations.
B.	Vote, on a case-by-case basis, proposals to eliminate an existing dual class voting structure.

4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

Executive Compensation Advisory Resolutions (“Say-on-Pay”): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.
B.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
C.	Vote for an annual review of executive compensation.

Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to Common Stock Authorization requirements above.

Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). The nominating shareholder(s) should hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against plans which expressly permit repricing of underwater options.
B.	Vote against proposals to make all stock options performance based.
C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.	Vote for proposals that request expensing of stock options.

Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Votes for UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political

Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer should be considered on a case-by-case basis.

Conversion of Debt Instruments: Votes on the conversion of debt instruments should be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes should be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy - Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security: Review on a case-by-case basis all proposals to delist a security from an exchange.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer. Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, and will not subordinate the economic interests of the client to unrelated objectives, but may consider collateral goals.

Animal Rights: Proposals that deal with animal rights.

Energy and Environment: Proposals that request companies to file the CERES Principles.

Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

Human Resources Issues: Proposals regarding human resources issues.

Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

Military Business: Proposals on defense issues.

Northern Ireland: Proposals pertaining to the MacBride Principles.

Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

Third World Debt Crisis: Proposals dealing with third world debt.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.

Greenmail:

A.	Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
B.	Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.	Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Proxy Access: Proposals to allow shareholders to nominate their own candidates for seats on a board should be evaluated on a case-by-case basis.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Reincorporation Proposals: Proposals to change a company's domicile should be examined on a case-by-case basis.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Shareholder Proposals to Limit Executive and Director Pay:

A.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B.	Review on a case-by-case basis (i) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning tender offer defenses should be evaluated on a case-by-case basis.

Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.

Marathon Asset Management LLP

Statement of Policy in relation to Proxy Voting

General

Marathon considers that the ability to influence management is an integral part of the investment management function. Marathon strongly adheres to the policy that good corporate governance is totally consistent with enhancing shareholder value. It is Marathon’s policy to exercise voting rights wherever it is practical to do so.

Policy

Marathon uses the recommendations prepared by ISS as the basis for its proxy voting policy. Marathon reserves the right to deviate from the ISS recommendation where we feel we have a better understanding of the specific circumstances surrounding a particular issue. A copy of the ISS Proxy Voting Guidelines is available on request.

Operations

In addition to providing advice on specific policy voting issues, ISS also coordinate the actual exercise of the proxy vote. This entails receiving voting instructions from Marathon and transmitting them to each clients’ custodian for processing. ISS provide a full reporting facility to Marathon detailing voting recommendations and actual votes transmitted to custodians.

CONFIDENTIAL	JANUARY 2017

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

March 1, 2018

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate, in MFS's sole judgement.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting's agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

MFS also believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS will generally vote against the chair of the nominating & governance committee at any U.S. company whose board is comprised of less than 10% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS' final voting decision.

For directors who are not a CEO of a public company, MFS will vote against a nominee who serves on more than four (4) public company boards in total, and for a director who is also a CEO of a public ompany, MFS will vote against a nominee who serves on more than two (2) public-company boards in total. MFS may consider exceptions to this policy if (i) the company has disclosed the director's plans to step down from the number of public company boards exceeding four (4) or two (2), as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law). With respect to a director who serves as CEO of a public company, MFS will support his or her re-election to the board of the company for which her or she serves as CEO.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e.; a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company's proxy statement ("Proxy Access") may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.

MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent's rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a "change-in-control" (e.g.; single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an issuer's executive compensation practices if MFS determines that such practices are excessive or include incentive metrics or structure that are poorly aligned with the best, long-term economic interest of a company's shareholders. MFS will vote in favor of executive compensation practices if MFS has not determined that these practices are excessive or that the practices include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company's shareholders. Examples of excessive executive compensation practices or poorly aligned incentives may include, but are not limited to, a pay-for-performance disconnect, a set of incentive metrics or a compensation plan structure that MFS believes may lead to a future pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, significant perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company's strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a "Proxy Contest"). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against "other business" proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting's agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting's agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g.; a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. In such circumstances, we will vote against director nominee(s). Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some foreign companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.    ADMINISTRATIVE PROCEDURES

MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions);

c.	Considers special proxy issues as they may arise from time to time; and

d.	Determines engagement priorities and strategies with respect to MFS' proxy voting activities.

Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1

1	For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law.

Except as described in the MFS Fund's prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses its own research, the research of Proxy Administrators and/or other 3rd party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For votes that require a case-by-case analysis per the MFS Proxy Policies (e.g. proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals), a member of the proxy voting team will consult with or seek recommendations from MFS investment analysts and/or portfolio managers.2 However, the MFS Proxy Voting Committee will ultimately determine the manner in which such proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy voting team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program.  In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares.  However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for members of the MFS Proxy Voting Committee or proxy voting team to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters.

2	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee, in consultation with members of the investment team, establish proxy voting engagement goals and priorities for the year. For further information on requesting engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

PanAgora Asset Management, Inc.

Proxy Voting Policies and Procedures

Introduction

PanAgora Asset Management (“PanAgora”) seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way that PanAgora believes will maximize the monetary value of each portfolio’s holdings. PanAgora takes the view that this will benefit our direct clients and, indirectly, the ultimate owners and beneficiaries of those clients.

Oversight of the proxy voting process is the responsibility of the Investment Committee. The Investment Committee reviews and approves amendments to the PanAgora Proxy Voting Policy and delegates authority to vote in accordance with this policy to its third party proxy voting service. PanAgora retains the final authority and responsibility for voting. In addition to voting proxies, PanAgora:

1)	describes its proxy voting procedures to its clients in Part 2A of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how PanAgora voted the client’s proxies;

4)	generally applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting;

5)	documents the reason(s) for voting for all non-routine items; and

6)	keeps records of such proxy votes.

Process

PanAgora’s Chief Compliance Officer is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the Investment Committee, which retains oversight responsibility for all investment activities of PanAgora.

In order to facilitate our proxy voting process, PanAgora retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Chief Compliance Officer has delegated the responsibility of working with this firm to the Compliance Manager responsible for oversight of PanAgora’s third party proxy agent, for ensuring that proxies are submitted in a timely manner. PanAgora’s Chief Compliance Officer has instituted a process for oversight of the third party proxy agent, including sampling of votes to ensure compliance with PanAgora’s policy, onsite visits to the agent and review of the agent’s policies and procedures and potential conflicts of interest.

All proxies received on behalf of PanAgora clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our proxy voting firm’s guidelines as adopted by the Investment Committee.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients or portfolio managers, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted by the Chief Compliance Officer for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of PanAgora. If the Chairman of the Investment Committee determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, the Chairman will examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolio’s holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

PanAgora also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

Potential Conflicts

As discussed above under Process, from time to time, PanAgora will review a proxy that presents a potential material conflict. An example could arise when PanAgora has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, PanAgora takes these potential conflicts very seriously. While PanAgora’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by PanAgora’s potential conflict, there are a number of courses PanAgora may take. The final decision as to which course to follow shall be made by the Investment Committee.

Casting a vote which simply follows PanAgora’s pre-determined policy eliminates PanAgora’s discretion on the particular issue and hence avoids the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that PanAgora believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, PanAgora may employ the services of a third party, wholly independent of PanAgora, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party not feasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of PanAgora’s clients, shall be formalized in writing. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not PanAgora’s, best interests.

Finally, as discussed above, PanAgora reviews the policies and procedures of its proxy voting agent to seek to identify and address conflicts and potential conflicts of interest that may arise. The proxy voting agent may identify an actual or potential conflict of interest with an issuer and may bring the conflict to PanAgora’s attention. If and to the extent such a conflict is identified, PanAgora will work with the agent to ensure that the conflict is appropriately addressed and that PanAgora’s proxies are voted in accordance with its proxy voting policy in the best interest of its clients.

Recordkeeping

In accordance with applicable law, PanAgora shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in PanAgora’s office:

1) PanAgora’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2) a copy of each proxy statement PanAgora receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do);

3) a record of each vote cast by PanAgora (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4) a copy of any document created by PanAgora that was material in making its voting decision or that memorializes the basis for such decision; and

5) a copy of each written request from a client, and response to the client, for information on how PanAgora voted the client’s proxies.

Disclosure of Client Voting Information

Any client of PanAgora who wishes to receive information on how their proxies were voted should contact its Client Service Manager.

Payden & Rygel Compliance Policy No. I.G.

Proxy Voting Policy

Background

Payden & Rygel has adopted the “Payden & Rygel Proxy Voting Policy” attached hereto as Exhibit 1 (the “Proxy Voting Policy”), which constitutes written policies and procedures reasonably designed to ensure that the Adviser votes client securities in the best of the client.

Policy

At a minimum, the Adviser’s Proxy Voting Policy:

•	Provides how Adviser addresses material conflicts that may arise between its interests and those of its clients.

•	Discloses to its clients how they may obtain information from the Adviser about how it voted with respect to the client’s securities;

•	Describes to its clients the Adviser’s proxy voting policies and procedures.

•	Describes how clients may obtain a copy of the Proxy Voting Policy.

Procedures

•	The Proxy Voting Committee established pursuant to the Proxy Voting Policy documents how it has voted with respect to the securities of each client.

•	The Proxy Voting Committee documents any material conflicts between its interests and those of one of its clients and how it resolved that conflict.

Compliance Review

Prior to August 31 of each year, the CCO will:

•	Review the adviser’s voting record and confirm that a random sample of proxy questions were voted according to the approved policy.

•	Review any material conflicts that have been documented and determine independently whether the conflict was resolved in favor of the client’s interests.

Payden & Rygel Compliance Policy No. I.G.

I.G. – Proxy Voting Policy

Exhibit 1

“Payden & Rygel Proxy Voting Policy”

Background

To the extent that a client has delegated to Payden & Rygel the authority to vote proxies relating to equity securities,1 Payden & Rygel expects to fulfill its fiduciary obligation to the client by monitoring events concerning the issuer of the security and then voting the proxies in a manner that is consistent with the best interests of that client and that does not subordinate the client’s interests to its own.

To that end, Payden & Rygel has created a Proxy Voting Committee consisting of James T. Wong, Mary Beth Syal and Edward S. Garlock to consider any issues related to proxy matters, any one of whom can issue voting instructions on behalf of the Committee. In their absence, any member of the Payden & Rygel Investment Policy Committee may issue voting instructions on behalf of the Proxy Voting Committee.

Many proxy matters that are routinely presented year after year are noncontroversial, such as the retention of a company’s outside auditors. On the other hand, over time the major controversies in voting proxies have related to corporate governance matters (e.g., changes in the state of incorporation and provisions on mergers and other corporate restructurings), anti-takeover provisions (e.g., staggered board terms, “poison pills” and supermajority provisions), stock option plans and other management compensation issues and social and corporate responsibility issues.

We carefully consider all aspects of the issues presented by a proxy matter, and depending upon the particular client requirements, we may vote differently for different clients on the same proxy issue. For example, a union client may have specific policies on a particular proxy issue that may lead Payden & Rygel to cast a “no” vote, while the policies of another client on that same issue may lead Payden & Rygel to cast a “yes” vote.

General Proxy Voting Policies Followed by Payden & Rygel

Absent special client circumstances or specific client policies or instructions, Payden & Rygel will vote as follows on the issues listed below:

[1]	The vast majority of proxy matters arise in the context of equity securities. To the very limited extent that such proxy matters might arise in the context of fixed income securities, Payden & Rygel would apply the same policies and procedures set forth above.

Payden & Rygel Compliance Policy No. I.G.

•	Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer. However, consideration may be given to the amount of shareholder dilution.
•	Vote for programs that permit an issuer to repurchase its own stock.
•	Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).
•	Vote against management proposals to make takeovers more difficult (e.g., “poison pill” provisions, or supermajority votes).
•	Vote for management proposals on the retention of outside auditors. Consideration may be given to the non-audit fees paid to the outside auditor.
•	Vote for management endorsed director candidates, absent any special circumstances.

With respect to the wide variety of social and corporate responsibility issues that are presented, Payden & Rygel’s general policy is to take a position in favor of policies that are designed to advance the economic value of the issuing company.

Except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by the general proxy voting policies described above, or if circumstances exist which suggest that it may be appropriate to vote against a general proxy voting policy, the Proxy Voting Committee shall determine the manner of voting the proxy in question. However, many countries have “proxy blocking” regulations, which prohibit the sale of shares from the date that the vote is filed until the shareholder meeting. A Fund would be unable to sell its shares if a negative news event occurred during this time, thus harming its investors. Payden & Rygel reserves the right to decline to vote proxies for stocks affected by proxy blocking regulations.

Conflicts of Interest

From time to time, Payden & Rygel may purchase for one client’s portfolio securities that have been issued by another client. Payden & Rygel does not have a policy against such investments because such a prohibition would unnecessarily limit investment opportunities. In that case, however, a conflict of interest may exist between the interests of the client for whose account the security was purchased and the interests of Payden & Rygel. For example, Payden & Rygel may manage corporate cash for Alpha Company whose management is soliciting proxies. Payden & Rygel has purchased Alpha Company’s securities for the account of Beta Company, another Payden & Rygel client. Moreover, Beta Company’s policies would suggest Payden & Rygel should vote against the position put forward by Alpha Company’s management.

Payden & Rygel Compliance Policy No. I.G.

However, voting against Alpha Company management may harm Payden & Rygel’s relationship with Alpha Company’s management. Thus, Payden & Rygel may have an incentive to vote with the management of Alpha Company, and hence has a conflict of interest.

To ensure that proxy votes are voted in a client’s best interest and unaffected by any conflict of interest that may exist, Payden & Rygel will vote on a proxy question that presents a material conflict of interest between the interests of a client and the interests of Payden & Rygel as follows:

1.	If one of Payden & Rygel’s general proxy voting policies described above applies to the proxy issue in question, Payden & Rygel will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the client and not of Payden & Rygel.

2.	However, if the general proxy voting policy does not further the interests of the client, Payden & Rygel will then seek specific instructions from the client or may abstain from voting.

Penn Capital Management Company, Inc.

Introduction

Penn Capital has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the economic interest of its clients.

This policy sets forth the guidelines that Penn Capital uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios.

Penn Capital maintains information about proxy votes to file Form NP-X with the SEC for certain Mutual Fund clients.

How Advisor Votes Proxies

For clients that give us authority to vote proxies, we have the ability to tailor voting. We vote proxies based on a client’s instruction or a client’s legal structure, such as an ERISA pension plan. Absent legal structure considerations or specific instructions, clients’ proxies are voted in accordance with what Penn Capital believes is in the economic interest of the shareholders, in consultation with our proxy research provider, as described below. Additionally, some clients contractually reserve the right to vote their own proxies or contractually direct us to vote their proxies in a certain manner.

We utilize the services of the research firm of Glass Lewis & Co. (“Glass Lewis”) to provide proxy research and voting recommendations. Recommendations are based on objective analysis. Penn Capital does not consider recommendations from Glass Lewis to be determinative of its ultimate decision. Rather, Penn Capital exercises its independent judgment in making voting decisions and reserves the right to vote contrary to Glass Lewis recommendations in the event that Penn Capital determines that it is in the client’s interest.

We utilize the services of the Proxy Edge automated voting system provided by Broadridge to electronically vote ballots. Broadridge notifies Penn Capital in advance of the board meetings, provides the appropriate proxies to be voted, and maintains records of proxy statements received and votes cast.

Proxy Voting Guidelines

The following Glass Lewis guidelines have been adopted by Penn Capital to objectively evaluate proxy votes that are in the economic interest of our clients. These guidelines are not an exhaustive list of all the issues that may arise and Penn Capital cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

1.	Board of Directors: The election of directors and an independent board is important to ethical and effective corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Advisor supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Advisor generally votes against management efforts to classify a board and generally supports proposals to declassify the board of directors. Advisor considers withholding votes from directors with an unsatisfactory attendance record. While generally in favor of separating Chairman and CEO positions, Advisor will review this issue on a case-by-case basis, considering other factors, including the company’s corporate governance guidelines and performance. Advisor evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance.

2.	Ratification of Auditors: In light of several high profile accounting scandals, Glass Lewis closely scrutinizes the role and performance of auditors. On a case-by-case basis, Glass Lewis examines proposals relating to non-audit relationships and non-audit fees. Glass Lewis considers, on a case-by-case basis, proposals to rotate auditors, and votes against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

3.	Management & Director Compensation: A company’s equity-based compensation plan should align with the shareholders’ long-term interests. Glass Lewis evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Advisor generally opposes plans that have the potential to be excessively dilutive. The Advisor generally supports employee stock option plans. Severance compensation arrangements are reviewed on a case-by-case basis, although Advisor generally opposes “golden parachutes” that are considered excessive. Advisor normally supports proposals that require a percentage of director compensation be in the form of common stock, as it aligns their interests with those of the shareholders. Advisor reviews on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans, and continues to monitor future developments in this area.

4.	Anti-Takeover Mechanisms and Related Issues: Advisor generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Glass Lewis conducts an independent review of each anti-takeover proposal. Occasionally, Advisor may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Client interests as stockholders. Advisor generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Advisor evaluates shareholder rights’ plans on a case-by-case basis to determine whether they warrant support. Advisor generally votes against any proposal to issue stock that has unequal or subordinate voting rights. Additionally, Advisor generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Advisor usually supports “fair price” provisions and confidential voting.

5.	Changes to Capital Structure: Advisor realizes that a company’s financing decisions significantly impact its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Glass Lewis will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Advisor generally votes against dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Advisor generally votes in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Glass Lewis reviews proposals seeking preemptive rights on a case-by-case basis.

6.	Social and Corporate Policy Issues: As a fiduciary, Advisor is primarily concerned about the financial interests of its Clients. Advisor generally gives management discretion with regard to social, environmental and ethical issues, although Advisor may vote in favor of those issues that are believed to have significant economic benefits or implications.

Responsibility and Oversight

Penn Capital has established a Proxy Voting Committee, which is responsible for the review and approval of the firm’s written Proxy Policy procedures and guidelines. The firm’s Chief Compliance Officer monitors regulatory developments with respect to proxy voting and works with the Proxy Voting Committee to develop policies that implement those requirements. Daily administration of the proxy voting process is the responsibility of the Portfolio Accounting department.

Conflicts of Interest

Conflicts of interest will be resolved in favor of the clients’ interests. The CCO is responsible for resolving potential conflicts of interest in the proxy voting process. Examples of potential conflicts of interest include:

1.	Advisor or principals have a business or personal relationship with participants in a proxy contest, corporate directories or candidates for directorships;

2.	The Advisor or principals have a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast.

When a potential material conflict of interest exists, Penn Capital will obtain Client consent before voting. Penn Capital will provide the Client with sufficient information regarding the shareholder vote and the Advisor’s potential conflict, so the Client can make an informed decision whether to consent.

If you need further information, please direct your written requests to:

Client Services

Penn Capital Management, Company, Inc.

Navy Yard Business Center

1200 Intrepid Avenue, Suite 400

Philadelphia, PA 19112

INVESTMENT MANAGER GUIDELINES

For more information about Glass Lewis’ policies or our approach to proxy analysis, please visit www.glasslewis.com or contact our Chief Policy Officer, Robert McCormick at (415) 678-4228.

These guidelines are designed to maximize returns for investment advisors by voting in a manner that limits financial risks to investors to the greatest extent possible. The guidelines are designed to increase an investor’s potential financial gain through the use of the shareholder vote. The guidelines will ensure that all issues brought to shareholders are analyzed in light of the fiduciary responsibilities unique to investment advisors and investment companies on behalf of individual investor clients including mutual fund shareholders. The guidelines will encourage the maximization of return for such clients through identifying and avoiding financial, audit and corporate governance risks.

In general the guidelines will only recommend a vote against a director in situations in which the board does not consist of a majority of independent directors, or an individual director has not attended 75% of the relevant board and committee meetings.

Equity compensation plans will generally be supported. However, plans that allow the board to re-price or replace underwater options will be voted against. In addition, the guidelines will not support any equity compensation plan up for a shareholder vote when the overhang of all plans, including the plan up for a vote, exceeds 20% of a company’s outstanding shares.

Similarly, employee stock purchase plans generally will be supported under the guidelines upon consideration of factors such as (i) whether the plan sets forth adequate limits on share issuance; (ii) whether participation limits are defined; and (iii) whether the discount to employees exceeds 15%.

In general only shareholder proposals that may have a substantial economic impact on shareholder value will be supported. Accordingly, proposals that request that the company report on environmental, labor or human rights issues are only supported when such concerns pose a substantial risk to shareholder value. Proposals that ask for reports or restrictions on executive compensation will only be supported if the company has a history of poor pay for performance and the shareholder request is reasonable. Similarly, shareholder proposals that request specific governance reforms will only be supported when the company has poor governance structures in place, and the reforms would mitigate corporate governance risk.

Sprucegrove Investment Management Ltd.

Proxy Voting and ESG Guidelines

(March 2018)

PROXY VOTING AND GOVERNANCE

Share ownership entails important rights and responsibilities, which includes the right to vote. We have a fiduciary duty to vote all proxies in the best interests of our clients. Proxy voting is one of the formal means by which we can impact the corporate governance systems of the companies we invest in on behalf of our clients. Corporate governance is generally defined as the system by which companies are directed, controlled and evaluated. The purpose of the Sprucegrove Proxy Voting, and Governance Guidelines is to serve as a guide for voting proxies and related corporate governance issues and for documenting of the proxy voting process and record keeping requirements.

GENERAL PRINCIPLES

We support the adoption of high standards of corporate governance and ethics by companies we invest in. Well-managed companies utilize internationally recognized governance practices covering areas like board independence, performance based executive compensation, transparency, succession planning and audit practices and consider their environmental and social practices. We seek to encourage management to adopt suitable policies on such issues by voting proxies and through interaction with management. Whenever we vote against a management recommendation, we communicate with company management. We are also finding more instances where companies are consulting with their larger shareholders, including ourselves, concerning governance and particularly compensation issues, prior to issuing proxies for voting by shareholders. We retain records of any instance where we engage in such communication. In general, we will support resolutions that in our judgement will maximize returns to our clients over the long term. Policies and guidelines are subject to ongoing review as needs and issues evolve particularly in relation to corporate governance and executive compensation.

Our overriding principle is to ensure corporations manage their business (es] in the longterm interests of shareholders.

The portfolio managers group at Sprucegrove are responsible for final decision-making as it relates to the proxy vote. In addition, we involve our investment analyst research group in the process as part of their long-term training on the importance and awareness of corporate governance issues. We provide a record of our proxy voting for any instance where we vote against management, to any client that requests it.

As SEC registered investment advisors, we are required to implement the following:

i.	Adopt and implement written proxy voting policies and procedures that are designed to ensure the advisor votes in the best interests of its clients.

ii.	Disclose proxy voting policies and procedures to clients and furnish clients with a copy if they request it.

iii.	Inform clients as to how they can obtain information from the advisor on how their securities were voted.

iv.	Retain proxy-voting records.

Sprucegrove Investment Management Ltd. - Proxy Voting Guidelines

We have developed our own proxy voting guidelines as a primary source of reference. We also access a number of third party sources of information via subscription to assist us in analyzing proxy and corporate governance issues including corporate social responsibility (CSR):

PIRC (Pension Investment Research Consultants) - PIRC provides insight and analysis on proxies and corporate governance issues for the global companies in our universe. PIRC also publishes its own proxy voting guidelines. We also subscribe to PIRC’s Corporate 'GovernancePlus' service which specifically assists us on reviewing CSR issues for U.K. companies.

ISS (Institutional Shareholder Services an "MSCI Brand”) - ISS provides additional insight and analysis on controversial proxies and corporate governance issues for global companies. The ISS research team provides analysis of proxy issues and vote recommendations for more than 40,000 meetings in over 100 worldwide markets. ISS also publishes its own proxy voting guidelines.

MSCI - ESG Ratings - MSIC - ESG provides evaluations of individual company environmental, social and governance (ESG) standards. Companies are ranked in this service relative to their local market and global coverage universe, under the criteria of board, compensation, ownership and control, environmental performance and social performance.

Pension Investment Association of Canada (PIAC) Proxy Voting Guidelines - PIAC’s mission is "to promote sound investment practices and good governance for the benefit of pension plan sponsors and beneficiaries”. While we endorse these guidelines and sometimes refer to them, we would note that in some cases, practices in international markets may differ from practices in Canada.

Carbon Disclosure Project (CDP) - We are a signatory to the CDP, which works to promote an ongoing dialogue between institutional investors and corporations in relation to climate change. The Carbon Disclosure Project (CDP) is an independent not-for-profit organization which holds the largest database of corporate climate change information in the world. The database is used to aid in the assessment of environmental impacts on a company as a component of our research.

Sprucegrove Investment Management Ltd. - Proxy Voting Guidelines

VOTING GUIDELINES ON MAIOR ISSUES

The following is a list of our positions on some major proxy issues. We use our proxy guidelines for direction. Each situation is unique and the following are not intended to be a set of rigid rules. Application of professional judgment and experience to make decisions that are in the best interests ofour clients, is vital to the proxy voting process.

NORMAL POSITION	ISSUE

GENERAL

The overriding objective of every company should be to maximize, over time, the returns to its shareholders.

BOARD OF DIRECTORS

We support the view that the composition and effectiveness of a board is very important to long-term corporate performance. It is desirable to see the board and its committees include individuals with an appropriate balance of skills, experience, independence, knowledge, as well as regard to the benefits of diversity, including gender.

FOR	The majority of the Board of Directors should be independent of management. Audit, remuneration and nomination committees should typically be comprised solely of independent directors. Note: In certain countries it is extremely rare to have independent directors e.g. Japan, but it is something we seek to encourage through our proxy voting.

FOR	Separation of the role of the Chairman and the CEO is appropriate in most instances in order that there is a clear distinction in responsibility at the company between running the board and the executive responsibilities for the business.

FOR	Board members should preferably be elected on an annual basis individually, rather than as a slate. Staggering board member renewals tends to limit the ability of shareholders to affect the make-up of the Board. Attendance records are also taken into account when voting on re-election of directors. We do consider the background and qualifications of directors.

FOR	The number of directors should not be so large as to be unwieldy. The maximum number of directors should normally not exceed fifteen. In order to ensure the Board is engaged in the affairs of the company to the maximum extent possible, directors must commit the requisite time and effort in their roles. Accordingly, the maximum number of Board commitments we consider appropriate is four.

Sprucegrove Investment Management Ltd. - Proxy Voting Guidelines

FOR	It is acceptable to limit director’s liability and provide indemnification.

MANAGEMENT AND DIRECTOR COMPENSATION

Shareholders should have the opportunity on an annual basis to vote on remuneration reports.

FOR	Executive and director compensation should be linked with the best interests of the shareholders. Reasonable cash incentives for management can be used to effectively align the interests of management to the interests of the shareholders. We are supportive of real share ownership by management and directors with a mandatory holding period. A holding equal to at least one-year’s salary is generally appropriate to be built within a three-year time frame. The reasonableness of the total compensation package would usually be considered in assessing compensation related proposals. Levels of remuneration should be sufficient to attract, retain and motivate executive directors, of the quality required to run the company successfully, while avoiding excesses. Comparisons with other companies should be used with caution. There should be strict limits on director’s ability to participate in stock option plans. Excessive complexity in the structure of plans should be avoided.

A strong and independent remuneration committee should work to ensure that the incentive to management is consistent with the maximization of long-term shareholder value and that rewards are commensurate with performance but without incentivizing excessive risk taking. Approval of the Remuneration Report is reviewed on a case-by-case basis.

We are philosophically opposed to stock option plans because we do not believe they effectively align the interests of management and shareholders (particularly when they are "under water”], but we acknowledge that their existence is still quite common. Performance related elements of executive director compensation should be challenging and designed to promote long-term success. The balance between fixed and variable pay should be explained. The current expected value of awards under a proposed plan should be disclosed. Shareholders should be provided with sufficient information to understand pension arrangements effectively. Compensation plans are ultimately reviewed on a case-by-case basis.

FOR	Executive compensation plans [Say-On-Pay} that are reasonable and in alignment with our views on linking Executive compensation with Shareholders’ interests.

Sprucegrove Investment Management Ltd. - Proxy Voting Guidelines

AGAINST	We vote against stock option plans as we much prefer management own the underlying shares as opposed to having contingent ownership being awarded under incentive plans.

Each specific stock option program should be submitted to shareholders and voted upon separately. Most plans use a three-year performance period but an even longer period such as five years is more desirable to promote long-term thinking.

AGAINST	Loans to purchase stock or exercise options.

AGAINST	"Golden Parachutes” that offer unreasonable levels of compensation to top executives who are demoted or terminated.

TAKEOVER PROTECTION

AGAINST	Takeover defense initiatives, which are inconsistent with shareholder rights and the growth of long-term shareholder value.

AGAINST	"Greenmail”, the practice of paying a premium over the market value of shares to a potential acquirer, since this discriminates against other shareholders and may devalue the company’s stock price.

AGAINST	"Poison Pill” initiatives, which require potential acquirers to either pay a premium for shares or provide existing shareholders the right to purchase additional shares at attractive prices since this type of takeover defense often prevents a takeover when such an action could be in the best long-term interests of the shareholders.

AGAINST	Initiatives that require an impractical supermajority to approve certain transactions. A maximum supermajority of 2/3 of shareholders is a guideline of what is considered practical. If supermajority-voting requirements are too high, they may deter potentially beneficial outcomes for existing shareholders.

AGAINST	Proposals to short track a take-over bid. Short tracking often does not leave shareholders a reasonable amount of time to make an informed decision.

VARIOUS	Takeover defense initiatives are reviewed on a case-by-case basis to determine the relative long-term value to the shareholder. Other typical defenses include the "Crown Jewel Defense”, where a company sells its most valuable assets to a friendly third party; "Going Private Defense”, where minority shareholders sell their equity interest to a majority shareholder who assumes control; "Leveraged Buyouts”, where an acquiring party finances the purchase of a company by collateralizing the assets of the target company and "Lock Up” Arrangements, where some shareholders agree to tender their stock in the target company to a friendly third party which uses the shares to block the takeover. Breakup fees should be modest.

Sprucegrove Investment Management Ltd. - Proxy Voting Guidelines

SHAREHOLDER RIGHTS

FOR	All shareholders should be treated equally with the same rights per share (one share-one vote]. We support issuances of new shares representing less than 5% (or 7.5% in a three year period] of shares outstanding without pre-emptive rights. Generally, we prefer dividends over stock buy backs. Stock buy backs will be supported (typically up to 10% of shares outstanding], but authority should expire at the next AGM and price limits should be in place such as the price not to exceed 5% above the average market quotation on the five prior business days. In addition, in reviewing buy back requests, we prioritize the need to preserve balance sheet strength and review the record of previous stock buy backs.

FOR	Provisions for confidential voting by shareholders since this reduces potential for coercion.

FOR	Additional share authorization if potential share issuance proceeds are intended for sound business reasons. We generally would not support a significant increase (25% or more] in share authorization where management has not demonstrated a specific need. Shareholder approval prior to the issue of new shares is an important shareholder protection.

AGAINST	The issuance of dual class shares with unequal or multiple voting rights attached. The purpose of these shares is usually to concentrate voting control to a minority group of shareholders. Usually, this is not in the best interests of the company or in the best interests of all shareholders.

AGAINST	"Blank Check Preferred Shares”. These shares are issued at the discretion of the Board of Directors and may carry unequal voting, dividend, conversion or other rights that are not in the long-term interests of all shareholders.

AGAINST	"Linked Proposals” which link two elements of a proposal together where one element tends to have a negative impact on shareholders and the other positive. If neither proposal is harmful to shareholders, we would generally support a Linked Proposal

Sprucegrove Investment Management Ltd. - Proxy Voting Guidelines

SHAREHOLDER/STAKEHOLDER PROPOSALS

AGAINST	Shareholder or stakeholder proposals unless they were beneficial to the shareholders. Generally, management would be supported where proposals are unnecessary, arbitrary or peripheral to the business of the company. Such proposals will be reviewed on a case-by-case basis.

AUDITORS

FOR	The ratification of auditors unless it appears that the auditor’s independence may be compromised due to excessive non-audit related fees or other reasons. The nature and amount of non-audit fees should be disclosed.

ENVIRONMENTAL. SOCIAL RESPONSIBILITYAND ETHICAL CONSIDERATIONS

Sprucegrove is a UN PRI signatory. As an institutional investor, we commit to adopt the 6 principles of the UN PRI charter where consistent with our fiduciary responsibilities.

In addition to governance considerations, we also review environmental, social and ethical considerations and their potential impact on the company as a component ofour research.

The expectation is that listed companies should publish a comprehensive environmental or sustainability policy. Among the key environmental issues that companies are expected to assess both from an impact and from a risk/opportunities perspective are: climate change and emissions, energy efficiency, air, land and water pollution, water scarcity and biodiversity.

We also apply our best judgement in assessing companies in social performance measures. These include human rights, local community impact and employment, child labor, working conditions, health and safety standards and anti-corruption.

We expect our companies to adhere to high ethical standards in their dealings with customers, suppliers, regulatory authorities, governments and other stakeholders. We seek improved disclosures and enhanced practices over time.

We aim to be engaged long-term shareholders. We believe that we can more effectively promote positive change by being an engaged investor. In this context, we communicate with management, including about issues related to sustainability. We will communicate on those issues at in-person meetings, through formal correspondence and proxy voting. Our approach is to engage privately.

Sprucegrove Investment Management Ltd. - Proxy Voting Guidelines

We believe that traditional financial analysis in conjunction with ESG considerations has a role in identifying good long-term investments and potential investment risks. We believe that companies that strive to build and maintain sustainable business models are more likely to be successful long-term investments.

We look to continuously appraise ourselves of new developments in the field of ESG issues.

PROCEDURES & RECORD KEEPING

1.	Portfolio Managers are required to approve all proxy votes. This is done after a review of the issues, with reference to ISS, PIRC, and individual Sprucegrove research analysts.

2.	Portfolio Managers are responsible for identifying potential conflicts of interest that may arise in the proxy voting process. In instances where a potential conflict exists, the Portfolio Managers will refer the matter to the Board of Directors for resolution, which may include obtaining client consent before voting.

3.	Sprucegrove’s Proxy Voting and Corporate Governance Guidelines are utilized in voting proxies unless specific voting guidelines are provided by a separate fund client.

4.	Sprucegrove’s Portfolio Administration group is responsible for proxy administration. Proxies received from custodians are logged and are directed to the responsible Portfolio Managers] along with relevant ISS and PIRC input. The Portfolio Manager completes the proxy voting form. Where a decision is made to vote against management’s recommendation or our own guidelines, the Portfolio Manager documents the rationale for the decision. The Administrator then communicates the voting decisions to the client’s custodian by fax or electronic link and retains the proxy and supporting documentation on file.

5.	We maintain a list of portfolio holdings and annual meeting dates to help monitor that we receive all proxy information. We work with the custodians to help ensure we receive proxy information in a timely manner on all the companies in which we have holdings.

6.	Where we feel it is justified, we communicate with company management regarding a proxy issue. In instances where we do vote against the management recommendation, the company is informed of our actions. We also provide our input to companies who solicit our views on proxy, corporate governance and compensation. We retain records of such engagement with companies.

Sprucegrove Investment Management Ltd. - Proxy Voting Guidelines

7.	Where we feel it is justified, we communicate with company management regarding environmental and social issues as part of our research process. We provide a summary of these communications to those clients that request it.

8.	Where we lend securities in our own pooled funds, we will require that typically 10% of our holding will always be held back, to ensure a (partial] vote can be cast. All securities on loan will be recalled, to enable a full vote, for significant proxy voting issues where we oppose management’s recommendations.

9.	We provide these guidelines to all our clients annually and we provide a proxy voting report, which shows those instances where we vote against management to clients who request it.

10.	We will review these guidelines annually.

Sprucegrove Investment Management Ltd. - Proxy Voting Guidelines

March 2018

Global Proxy Voting and Engagement Principles

State Street Global Advisors (“SSGA”), one of the industry’s largest institutional asset managers, is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSGA has discretionary proxy voting authority over most of its client accounts, and SSGA votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments as described in this documenti.

Global Proxy Voting and Engagement Principles

State Street Global Advisors (“SSGA”) maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, the EU, Japan, New Zealand , North America (Canada and the US), the UK, and emerging markets. International markets that do not have specific guidelines are reviewed and voted consistent with our Global Proxy Voting and Engagement Principles; however, SSGA also endeavors to show sensitivity to local market practices when voting in these various markets.

SSGA’s Approach to Proxy Voting and Issuer Engagement

At SSGA, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance guidelines, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising our voting rights—all to maximize shareholder value.

SSGA’s Global Proxy Voting and Engagement Principles (the “Principles”) may take different perspectives on common governance issues that vary from one market to another and, likewise, engagement activity may take different forms in order to best achieve long-term engagement goals. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way shareholders can exercise their ownership rights, and taken together, we view these tools to be an integral part of the overall investment process.

We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of our voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our client accounts. SSGA maximizes its voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the different investment views and objectives across SSGA, depending on the product or strategy, the fiduciary responsibilities of share ownership and voting for which SSGA has voting discretion are carried out with a single voice and objective.

The Principles support governance structures that we believe add to, or maximize shareholder value at the companies held in our clients’ portfolios. SSGA conducts issuer specific engagements with companies to discuss our principles, including sustainability related risks. In addition, we encourage issuers to find ways of increasing the amount of direct communication board members have with shareholders. We believe direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns. Conversely, where appropriate, we conduct collaborative engagement activities with multiple shareholders and communicate with company representatives about common concerns.

In conducting our engagements, SSGA also evaluates the various factors that play into the corporate governance framework of a country, including but not limited to, the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights and the independence of the judiciary. SSGA understands that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country-to-country. As a result, SSGA engages with issuers, regulators, or both, depending on the market. SSGA also is a member of various investor associations that seek to address broader corporate governance related policy at the country level as well as issuer specific concerns at a company level.

To help mitigate company specific risk, the SSGA Asset Stewardship Team may collaborate with members of the active investment teams to engage with companies on corporate governance issues and address any specific concerns, or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. Outside of proxy voting season, SSGA conducts issuer specific engagements with companies covering various corporate governance and sustainability related topics.

The SSGA Asset Stewardship Team uses a blend of quantitative and qualitative research and data to support screens to help identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event driven, focusing on issuer specific corporate governance, sustainability concerns or wider industry related trends. SSGA also gives consideration to the size of our total position of the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, SSGA believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSGA defines engagement methods:

Active

SSGA uses screening tools designed to capture a mix of company specific data including governance and sustainability profiles to help us focus our voting and engagement activity.

SSGA will actively seek direct dialogue with the board and management of companies we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for SSGA to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

State Street Global Advisors	2

Global Proxy Voting and Engagement Principles

Reactive

Reactive engagement is initiated by the issuers. SSGA routinely discusses specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.

SSGA has established an engagement protocol that further describes our approach to issuer engagement.

Measurement

Assessing the effectiveness of our issuer engagement process is often difficult. To limit the subjectivity of measuring our success we actively seek issuer feedback and monitor the actions issuers take post-engagement to identify tangible changes. By doing so, we are able to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over differing time periods depending on the facts and circumstances involved. Engagements can last as short as a single meeting or span multiple years.

Depending on the issue and whether the engagement activity is reactive, recurring, or active, engagement with issuers can take the form of written communication, conference calls, or face-to-face meetings. SSGA believes active engagement is best conducted directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, can serve as a potential forum for issues that are not identified by SSGA as requiring active engagement, such as shareholder conference calls.

Proxy Voting Procedure

Oversight

The SSGA Asset Stewardship Team is responsible for developing and implementing the Proxy Voting and Engagement Guidelines (the “Guidelines”), case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The implementation of the Guidelines is overseen by the SSGA Global Proxy Review Committee (“PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in greater detail below. Oversight of the proxy voting process is ultimately the responsibility of the SSGA Investment Committee (“IC”). The IC reviews and approves amendments to the Guidelines. The PRC reports to the IC, and may refer certain significant proxy items to that committee.

Proxy Voting Process

In order to facilitate SSGA’s proxy voting process, SSGA retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. SSGA utilizes ISS’s services in three ways: (1) as SSGA’s proxy voting agent (providing SSGA with vote execution and administration services); (2) for applying the Guidelines; and (3) as providers of research and analysis relating to general corporate governance issues and specific proxy items.

The SSGA Asset Stewardship Team reviews the Guidelines with ISS on an annual basis or on a case-by-case basis as needed. On most routine proxy voting items (e.g., ratification of auditors), ISS will affect the proxy votes in accordance with the Guidelines.

In other cases, the Asset Stewardship Team will evaluate the proxy solicitation to determine how to vote based on facts and circumstances, consistent with the Principles, and the accompanying Guidelines, that seek to maximize the value of our client accounts.

In some instances, the Asset Stewardship Team may refer significant issues to the PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the PRC, the Asset Stewardship Team will consider whether a material conflict of interest exists between the interests of our client and those of SSGA or its affiliates (as explained in greater detail in our Conflict Mitigation Guidelines).

SSGA votes in all markets where it is feasible; however, SSGA may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, where issuer-specific special documentation is required, or where various market or issuer certifications are required. SSGA is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction, or when they charge a meeting specific fee in excess of the typical custody service agreement.

Conflict of Interest

See SSGA’s standalone Conflict Mitigation Guidelines.

State Street Global Advisors	3

Global Proxy Voting and Engagement Principles

Proxy Voting and Engagement Principles

Directors and Boards

The election of directors is one of the most important fiduciary duties SSGA performs as a shareholder. SSGA believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSGA seeks to vote director elections in a way which we, as a fiduciary, believe will maximize the long-term value of each portfolio’s holdings.

Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. To achieve this fundamental principle, the role of the board, in SSGA’s view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of SSGA’s engagement process, SSGA routinely discusses the importance of these responsibilities with the boards of issuers.

SSGA believes the quality of a board is a measure of director independence, director succession planning, board diversity, evaluations and refreshment and company governance practices. In voting to elect nominees, SSGA considers many factors. SSGA believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices and perform oversight functions necessary to protect shareholder interests. SSGA also believes the right mix of skills, independence, diversity and qualifications among directors provides boards with the knowledge and direct experience to deal with risks and operating structures that are often unique and complex from one industry to another.

Accounting and Audit Related Issues

SSGA believes audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function to provide robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. SSGA believes audit committees should have independent directors as members, and SSGA will hold the members of the audit committee responsible for overseeing the management of the audit function.

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely on financial statements. Also, it is important for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance as of a company’s financial condition.

Capital Structure, Reorganization and Mergers

The ability to raise capital is critical for companies to carry out strategy, grow and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards and in making such a critical decision, SSGA believes the company should have a well explained business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, SSGA considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSGA uses its discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer, or reducing the likelihood of a successful offer. SSGA does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholders’ right to vote on reasonable offers.

Compensation

SSGA considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSGA’s analysis of executive compensation; SSGA believes that there should be a direct relationship between executive compensation and company performance over the long-term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSGA considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. SSGA may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSGA may also consider executive compensation practices when re-electing members of the remuneration committee.

State Street Global Advisors	4

Global Proxy Voting and Engagement Principles

SSGA recognizes that compensation policies and practices are unique from market to market; often with significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

Environmental and Social Issues

As a fiduciary, SSGA considers the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors may not only have an impact on the reputation of companies but may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can generate efficiencies and enhance productivity, both of which impact shareholder value in the long term.

SSGA encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could be the result of anything from regulation and litigation, physical threats (severe weather, climate change), economic trends to shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to demonstrate how sustainability fits into operations and business activities. SSGA’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on a company, its industry, operations, and geographic footprint. SSGA may also take action against the re-election of board members if we have serious concerns over ESG practices and the company has not been responsive to shareholder requests to amend them.

General/Routine

Although SSGA does not seek involvement in the day-to-day operations of an organization, SSGA recognizes the need for conscientious oversight and input into management decisions that may affect a company’s value. SSGA supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Fixed Income Stewardship

The two elements of SSGA’s fixed income stewardship program are:

Proxy Voting:

While matters that come up for a vote at bondholder meetings vary by jurisdiction, examples of common proxy voting resolutions at bondholder meetings include:

●	Approving amendments to debt covenants and/or terms of issuance;
●	Authorizing procedural matters such as filing of required documents/other formalities;
●	Approving debt restructuring plans;
●	Abstaining from challenging the bankruptcy trustees;
●	Authorizing repurchase of issued debt security;
●	Approving the placement of unissued debt securities under the control of directors; and,
●	Approve spin-off/absorption proposals.

Given the nature of the items that come up for vote at bondholder meetings, SSGA takes a case-by-case approach to voting bondholder resolutions. Where necessary, SSGA will engage with issuers on voting matters prior to arriving at voting decisions. All voting decisions will be made in the best interest of our clients.

Issuer Engagement:

SSGA recognizes that debt holders have limited leverage with companies on a day-to-day basis. However, we believe that given the size of our holdings in corporate debt, SSGA can meaningfully influence ESG practices of companies through issuer engagement. Our guidelines for engagement with fixed income issuers broadly follow the engagement guidelines for our equity holidings as described above.

Securities on Loan

For funds where SSGA acts as trustee, SSGA may recall securities in instances where SSGA believes that a particular vote will have a material impact on the fund(s). Several factors shape this process. First, SSGA must receive notice of the vote in sufficient time to recall the shares on or before the record date. In many cases, SSGA does not receive timely notice, and is unable to recall the shares on or before the record date. Second, SSGA, exercising its discretion may recall shares if it believes the benefit of voting shares will outweigh the foregone lending income. This determination requires SSGA, with the information available at the time, to form judgments about events or outcomes that are difficult to quantify. Given past experience in this area, however, we believe that the recall of securities will rarely provide an economic benefit that outweighs the cost of the foregone lending income.

State Street Global Advisors	5

Global Proxy Voting and Engagement Principles

Reporting

Any client who wishes to receive information on how its proxies were voted should contact its SSGA relationship manager.

State Street Global Advisors	6

Global Proxy Voting and Engagement Principles

ssga.com

For Public Use

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorised and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 71'650'000.00, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy • Telephone: 39 02 32066 100 • Facsimile: 39 02 32066 155. State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 786 3000.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

State Street Global Advisors	© 2017 State Street Corporation. All Rights Reserved. ID9001-INST-7541 0317 Exp. Date: 03/31/2018

Global Proxy Voting and Engagement Principles

[i]	These Global Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. (“SSGA FM”). SSGA FM is an SEC-registered investment adviser. SSGA FM, State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation.

March 2018

Managing Conflicts of Interest Arising From State Street Global Advisors’ Proxy Voting and Engagement Activity

State Street Corporation has a comprehensive standalone Conflicts of Interest Policy and other policies that address a range of conflicts of interests identified. In addition, State Street Global Advisors (“SSGA”), the asset management business of State Street Corporation, maintains a conflicts register that identifies key conflicts and describes systems in place to mitigate the conflicts. This guidancei is designed to act in conjunction with related policies and practices employed by other groups within the organization. Further, they complement those policies and practices by providing specific guidance on managing the conflicts of interests that may arise through SSGA’s proxy voting and engagement activities.

Managing Conflicts of Interest Arising From State Street Global Advisors’ Proxy Voting and Engagement Activity

Managing Conflicts of Interest Related to Proxy Voting

State Street Global Advisors (“SSGA”) has policies and procedures designed to prevent undue influence on SSGA’s voting activities that may arise from relationships between proxy issuers or companies and State Street Corporation (“STT”), State Street Global Advisors, SSGA affiliates, SSGA Funds or SSGA Fund affiliates.

Protocols designed to help mitigate potential conflicts of interest include:

●	Providing sole voting discretion to members of SSGA’s Asset Stewardship team. Members of the Asset Stewardship team may from time to time discuss views on proxy voting matters, company performance, strategy etc. with other STT or SSGA employees including portfolio managers, senior executives and relationship managers. However, final voting decisions are made solely by the Asset Stewardship team, in a manner that is consistent with the best interests of all clients, taking into account various perspectives on risks and opportunities with a view of maximizing the value of client assets;

●	Exercising a singular vote decision for each ballot item regardless of our’ investment strategy;

●	Prohibiting members of SSGA’s Asset Stewardship team from disclosing SSGA’s voting decision to any individual not affiliated with the proxy voting process prior to the meeting or date of written consent, as the case may be;

●	Mandatory disclosure by members of the SSGA’s Asset Stewardship team, Global Proxy Review Committee (“PRC”) and Investment Committee (“IC”) of any personal conflict of interest (e.g., familial relationship with company management, serves as a director on the board of a listed company) to the Head of the Asset Stewardship team. Members are required to recuse themselves from any engagement or proxy voting activities related to the conflict;

●	In certain instances, client accounts and/or SSGA pooled funds, where SSGA acts as trustee, may hold shares in STT or other SSGA affiliated entities, such as mutual funds affiliated with SSGA Funds Management, Inc. In general, SSGA will outsource any voting decision relating to a shareholder meeting of STT or other SSGA affiliated entities to independent outside third parties. Delegated third parties exercise vote decisions based upon SSGA’s Proxy Voting and Engagement Guidelines (“Guidelines”); and

●	Reporting of voting guideline overrides, if any, to the PRC on a quarterly basis.

In general, we do not believe matters that fall within the Guidelines and are voted consistently with the Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity. However, where matters do not fall within the Guidelines or where we believe that voting in accordance with the Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. In circumstances where a conflict has been identified and either: (i) the matter does not fall clearly within the Guidelines; or (ii) SSGA determines that voting in accordance with such guidance is not in the best interests of its clients, the Head of the Asset Stewardship team will determine whether a Material Relationship exists. If so, the matter is referred to the PRC. The PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the IC for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

State Street Global Advisors	2

Managing Conflicts of Interest Arising From State Street Global Advisors’ Proxy Voting and Engagement Activity

ssga.com

For Public Use

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorised and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 71'650'000.00, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy • Telephone: 39 02 32066 100 • Facsimile: 39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA's express written consent.

State Street Global Advisors	© 2017 State Street Corporation. All Rights Reserved. ID9008-INST-7553 0317 Exp. Date: 03/31/2018

[i]	These Managing Conflicts of Interest Arising From State Street Global Advisors’ Proxy Voting and Engagement Activity Guidelines are also applicable to SSGA Funds Management, Inc. (“SSGA FM”). SSGA FM is an SEC-registered investment adviser. SSGA FM, State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation.

March 2018

Proxy Voting and Engagement Guidelines

North America (United States & Canada)

State Street Global Advisors’ (“SSGA”) North America Proxy Voting and Engagement Guidelinesi outline our expectations of companies listed on stock exchanges in the US and Canada. These guidelines complement and should be read in conjunction with SSGA’s Global Proxy Voting and Engagement Principles, which provide a detailed explanation of SSGA’s approach to voting and engaging with companies, and SSGA’s Conflict Mitigation Guidance.

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ (“SSGA”) North America Proxy Voting and Engagement Guidelines address areas including board structure, director tenure, audit related issues, capital structure, executive compensation, environmental, social and other governance-related issues of companies listed on stock exchanges in the US and Canada (“North America”). Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSGA considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research into corporate governance issues in North America, SSGA expects all companies to act in a transparent manner and provide detailed disclosure on board profiles, related-party transactions, executive compensation and other governance issues that impact shareholders’ long-term interests. Further, as a founding member of the Investor Stewardship Group (“ISG”), SSGA proactively monitors companies’ adherence to the Corporate Governance Principles for US listed companies. Consistent with the comply or explain expectations established by the principles, SSGA encourages companies to proactively disclose their level of compliance with the principles. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, SSGA may vote against the independent board leader.

SSGA’s Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA’s active investment teams; collaborating on issuer engagements and providing input on company specific fundamentals. SSGA is also a member of various investor associations that seek to address broader corporate governance related policy issues in North America.

SSGA is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the US Investor Stewardship Group Principles. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.

Directors and Boards

SSGA believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA views board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. SSGA votes for the election/re-election of directors on a case-by-case basis after considering various factors including board quality, general market practice and availability of information on director skills and expertise. In principle, SSGA believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. Further, SSGA expects boards of Russell 3000 and TSX listed companies to have at least one female board member .

Proxy Voting and Engagement Guidelines

Director related proposals include issues submitted to shareholders that deal with the composition of the board or with members of a corporation’s board of directors. In deciding which director nominee to support, SSGA considers numerous factors.

Director Elections

SSGA’s director election guideline focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSGA considers when evaluating governance practices include, but are not limited to the following:

●	Shareholder rights;

●	Board independence; and

●	Board structure.

If a company demonstrates appropriate governance practices, SSGA believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, SSGA will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, SSGA believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

●	Is the nominee an employee of or related to an employee of the issuer or its auditor;

●	Does the nominee provide professional services to the issuer;

●	Has the nominee attended an appropriate number of board meetings; or

●	Has the nominee received non-board related compensation from the issuer.

In the U.S. market where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSGA will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSGA may withhold votes from directors based on the following:

●	When overall average board tenure is excessive. In assessing excessive tenure, SSGA gives consideration to factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures;

●	When directors attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold;

●	CEOs of a public company who sit on more than three public company boards;

●	Director nominees who sit on more than six public company boards;

●	Directors of companies that have not been responsive to a shareholder proposal which received a majority shareholder support at the last annual or special meeting; consideration maybe given if management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s);

●	Directors of companies have unilaterally adopted/ amended company bylaws that negatively impact SSGA’s shareholder rights (such as fee-shifting, forum selection and exclusion service bylaws) without putting such amendments to a shareholder vote;

●	Compensation committee members where there is a weak relationship between executive pay and performance over a five-year period;

●	Audit committee members if non-audit fees exceed 50% of total fees paid to the auditors; and

●	Directors who appear to have been remiss in their duties.

State Street Global Advisors	3

Proxy Voting and Engagement Guidelines

Director Related Proposals

SSGA generally votes for the following director related proposals:

●	Discharge of board members’ duties, in the absence of pending litigation, regulatory investigation, charges of fraud or other indications of significant concern;

●	Proposals to restore shareholders’ ability to remove directors with or without cause;

●	Proposals that permit shareholders to elect directors to fill board vacancies; and

●	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSGA generally votes against the following director related proposals:

●	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected;

●	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy; and

●	Proposals requiring two candidates per board seat.

Majority Voting

SSGA will generally support a majority vote standard based on votes cast for the election of directors.

SSGA will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

Annual Elections

SSGA generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

Cumulative Voting

SSGA does not support cumulative voting structures for the election of directors.

Separation Chair/CEO

SSGA analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, the appointment of and role played by a lead director, a company’s performance and the overall governance structure of the company.

Proxy Access

In general, SSGA believes that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. SSGA will consider proposals relating to Proxy Access on a case-by-case basis. SSGA will support shareholder proposals that set parameters to empower long-term shareholders while providing management the flexibility to design a process that is appropriate for the company’s circumstances.

SSGA will review the terms of all other proposals and will support those proposals that have been introduced in the spirit of enhancing shareholder rights.

Considerations include but are not limited to the following:

●	The ownership thresholds and holding duration proposed in the resolution;

●	The binding nature of the proposal;

●	The number of directors that shareholders may be able to nominate each year;

●	Company governance structure;

●	Shareholder rights; and

●	Board performance.

Age/Term Limits

Generally, SSGA will vote against age and term limits unless the company is found to have poor board refreshment and director succession practices and has a preponderance of non-executive directors with excessively long-tenures serving on the board.

Approve Remuneration of Directors

Generally, SSGA will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Proxy Voting and Engagement Guidelines

Indemnification

Generally, SSGA supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSGA generally supports annual elections for the board of directors.

Confidential Voting

SSGA will support confidential voting.

Board Size

SSGA will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Audit Related Issues

Ratifying Auditors and Approving Auditor Compensation

SSGA supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSGA deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSGA will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSGA will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.1

Capital Related Issues

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company.

The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSGA supports share increases for general corporate purposes up to 100% of current authorized stock.

SSGA supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for US and Canadian firms.

When applying the thresholds, SSGA will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSGA votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSGA will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSGA will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). However, SSGA will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Unequal Voting Rights

SSGA will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSGA will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

State Street Global Advisors	5

Proxy Voting and Engagement Guidelines

However, SSGA will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported.

In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

●	Offer premium;

●	Strategic rationale;

●	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

●	Offers made at a premium and where there are no other higher bidders; and

●	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA may vote against a transaction considering the following:

●	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets;

●	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

●	At the time of voting, the current market price of the security exceeds the bid price.

Anti–Takeover Issues

Typically, these are proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision that is deemed to have an anti-takeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

US: SSGA will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSGA will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSGA will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Canada: SSGA analyzes proposals for shareholder approval of a shareholder rights plans (“poison pill”) on a case-by-case basis taking into consideration numerous factors, including but not limited to, whether it conforms to ‘new generation’ rights plans and the scope of the plan.

Proxy Voting and Engagement Guidelines

Special Meetings

SSGA will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their bylaws if:

●	The company also does not allow shareholders to act by written consent; or

●	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

SSGA will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their bylaws if:

●	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSGA will vote for management proposals related to special meetings.

Written Consent

SSGA will vote for shareholder proposals on written consent at companies if:

●	The company does not have provisions in their bylaws giving shareholders the right to call for a special meeting; or

●	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares; and

●	The company has a poor governance profile.

SSGA will vote management proposals on written consent on a case-by-case basis.

Super–Majority

SSGA will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. SSGA will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

Remuneration Issues

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSGA believes executive compensation plays a critical role in aligning executives’ interest with shareholders’, attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. SSGA supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. SSGA seeks adequate disclosure of different compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. Further, shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

In Canada, where advisory votes on executive compensation are not commonplace, SSGA will rely primarily on engagement to evaluate compensation plans.

Employee Equity Award Plans

SSGA considers numerous criteria when examining equity award proposals. Generally, SSGA does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSGA reviews that number in light of certain factors, including the industry of the issuer.

Historical option grants Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than five to eight percent are generally not supported.

State Street Global Advisors	7

Proxy Voting and Engagement Guidelines

Repricing SSGA will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Other criteria include the following:

●	Number of participants or eligible employees;

●	The variety of awards possible; and

●	The period of time covered by the plan.

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

●	Grants to individuals or very small groups of participants;

●	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

●	The power of the board to exchange “underwater” options without shareholder approval; this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

●	Below market rate loans to officers to exercise their options;

●	The ability to grant options at less than fair market value;

●	Acceleration of vesting automatically upon a change in control; and

●	Excessive compensation (i.e. compensation plans which are deemed by SSGA to be overly dilutive).

Share Repurchases If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) disclose a definitive number of the shares to be bought back, (iii) specify the range of premium/discount to market price at which a company can repurchase shares and, (iv) disclose the time frame during which the shares will be bought back, will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments If a plan would not normally meet the SSGA criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSGA will support the proposal to amend the plan.

Employee Stock Option Plans

SSGA generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSGA takes market practice into consideration.

Compensation Related Items

SSGA will generally support the following proposals:

●	Expansions to reporting of financial or compensation-related information, within reason; and

●	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee.

SSGA will generally vote against the following proposals:

●	Retirement bonuses for non-executive directors and auditors.

Miscellaneous/Routine Items

SSGA generally supports the following miscellaneous/routine governance items:

●	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate;

●	Opting-out of business combination provision;

●	Proposals that remove restrictions on the right of shareholders to act independently of management;

●	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved;

●	Shareholder proposals to put option repricings to a shareholder vote;

Proxy Voting and Engagement Guidelines

●	General updating of, or corrective amendments to, charter and bylaws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment);

●	Change in corporation name;

●	Mandates that amendments to bylaws or charters have shareholder approval;

●	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable;

●	Repeals, prohibitions or adoption of anti-greenmail provisions;

●	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting; and

●	Exclusive forum provisions.

SSGA generally does not support the following miscellaneous/ routine governance items:

●	Proposals asking companies to adopt full tenure holding periods for their executives;

●	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation;

●	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable;

●	Proposals to approve other business when it appears as a voting item;

●	Proposals giving the board exclusive authority to amend the bylaws; and

●	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Environmental and Social Issues

As a fiduciary, we consider the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business.

Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into overall strategy, operations and business activities. SSGA’s team of analysts evaluates these risks on an issuer-by-issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

[1]	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

State Street Global Advisors	9

Proxy Voting and Engagement Guidelines

ssga.com

For Public Use

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorised and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 71'650'000.00, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy ● Telephone: 39 02 32066 100 ● Facsimile: 39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

State Street Global Advisors	© 2017 State Street Corporation. All Rights Reserved. ID9007-INST-7552 0317 Exp. Date: 03/31/2018

Proxy Voting and Engagement Guidelines

[i]	These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. (“SSGA FM”). SSGA FM is an SEC-registered investment adviser. SSGA FM, State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation.

March 2018

Proxy Voting and Engagement Guidelines

Australia and New Zealand

State Street Global Advisors’ (“SSGA”) Australia & New Zealand Proxy Voting and Engagement Guidelinesi outline our expectations of companies listed on stock exchanges in Australia and New Zealand. These guidelines complement and should be read in conjunction with SSGA’s Global Proxy Voting and Engagement Principles which provide a detailed explanation of SSGA’s approach to voting and engaging with companies, and SSGA’s Conflict Mitigation Guidelines.

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ (“SSGA”) Australia and New Zealand Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSGA considers market specific nuances in the manner that we believe will best protect and promote the long-term economic value of client investments. SSGA expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research into corporate governance issues in Australia and New Zealand, SSGA expects all companies at a minimum to comply with the ASX Corporate Governance Principles and proactively monitors companies’ adherence to the principles. Consistent with the ‘comply or explain’ expectations established by the principles, SSGA encourages companies to proactively disclose their level of compliance with the principles. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, SSGA may vote against the independent board leader. On some governance matters, such as composition of audit committees, we hold Australian companies to our global standards requiring all directors on the committee to be independent of management.

SSGA’s Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration and accounting as well as environmental and social issues. SSGA has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA’s active fundamental and Asia-Pacific (“APAC”) investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA is also a member of various investor associations that seek to address broader corporate governance related policy issues in the region.

SSGA is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”). We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.

Directors and Boards

SSGA believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA views board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. SSGA votes for the election/re-election of directors on a case-by-case basis after considering various factors including board quality, general market practice and availability of information on director skills and expertise. In principle, SSGA believes independent directors are crucial to good corporate governance and help management establish sound ESG policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. SSGA expects boards of ASX-300 and New Zealand listed companies to be comprised of at least a majority of independent directors. Further, SSGA expects boards of ASX-300 listed companies to have at least one female board member . At all other Australian listed companies, SSGA expects boards to be comprised of at least one-third independent directors.

Proxy Voting and Engagement Guidelines

SSGA’s broad criteria for director independence in Australia and New Zealand include factors such as:

●	Participation in related-party transactions and other business relations with the company;

●	Employment history with company;

●	Relations with controlling shareholders; and

●	Family ties with any of the company’s advisers, directors or senior employees.

When considering the election or re-election of a director, SSGA also considers the number of outside board directorships a non-executive and an executive may undertake as well as attendance at board meetings. In addition, SSGA monitors other factors that may influence the independence of a non-executive director, such as performance related pay, cross-directorships, significant shareholdings and tenure. SSGA supports the annual election of directors and encourages Australian and New Zealand companies to adopt this practice.

While SSGA is generally supportive of having the roles of chairman and CEO separated in the Australia and New Zealand markets, SSGA assesses the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as company-specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, SSGA will monitor for circumstances where a combined chairman/CEO is appointed or where a former CEO becomes chairman.

SSGA may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

SSGA believes companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. ASX Corporate Governance Principles requires listed companies to have an audit committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. It also requires that the committee be chaired by an independent director who is not the chair of the board. SSGA holds Australian and New Zealand companies to its global standards for developed financial markets, by requiring that all members of the audit committee be independent directors.

In its analysis of boards, SSGA considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and keeping under review the balance of skills, knowledge and experience of the board and ensuring that adequate succession plans are in place for directors and the CEO. SSGA may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

Executive pay is another important aspect of corporate governance. SSGA believes that executive pay should be determined by the board of directors and SSGA expects companies to have in place remuneration committees to provide independent oversight over executive pay. ASX Corporate Governance Principles requires listed companies to have a remuneration committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. Since Australia has a non-binding vote on pay with a two-strike rule requiring a board spill vote in the event of a second strike, SSGA believes that the vote provides investors a mechanism to address concerns it may have on the quality of oversight provided by the board on remuneration issues. Accordingly SSGA voting guidelines accommodate local market practice.

State Street Global Advisors	3

Proxy Voting and Engagement Guidelines

Indemnification and limitations on liability

Generally, SSGA supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Audit Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

SSGA believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or to re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSGA will take into consideration the level of detail in company disclosures and will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSGA may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSGA may consider auditor tenure when evaluating the audit process.

Shareholder Rights and Capital Related Issues

Share Issuances

The ability to raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSGA supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, SSGA may vote against if such authorities are greater than 20% of the issued share capital. SSGA may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for specific purpose.

Share Repurchase Programs

SSGA generally supports a proposal to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the timeframe for the repurchase. SSGA may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends

SSGA generally supports dividend payouts that constitute 30% or more of net income. SSGA may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported. SSGA will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

●	Offer premium;

Proxy Voting and Engagement Guidelines

●	Strategic rationale;

●	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

●	Offers made at a premium and where there are no other higher bidders; and

●	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA may vote against a transaction considering the following:

●	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

●	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

●	At the time of voting, the current market price of the security exceeds the bid price.

Anti-Takeover Measures

SSGA opposes anti-takeover defenses, such as authorities for the board, when subject to a hostile takeover, to issue warrants convertible into shares to existing shareholders.

Remuneration

Executive Pay

There is a simple underlying philosophy that guides SSGA’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long term. Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSGA considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA may oppose remuneration reports where there seems to be a misalignment between pay and shareholders’ interests and where incentive policies and schemes have a re-test option or feature. SSGA may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure to review its approach.

Equity Incentive Plans

SSGA may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSGA does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSGA generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSGA will evaluate on a company-by-company basis any non-cash or performance related pay to non-executive directors.

Risk Management

SSGA believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSGA allows boards discretion over how they provide oversight in this area. However, SSGA expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, SSGA considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long term.

SSGA encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

State Street Global Advisors	5

Proxy Voting and Engagement Guidelines

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into overall strategy, operations and business activities. SSGA’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSGA may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder concerns.

Proxy Voting and Engagement Guidelines

ssga.com

For Public Use

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorised and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 71'650'000.00, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch   (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy • Telephone: 39 02 32066 100 • Facsimile: 39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

State Street Global Advisors	© 2017 State Street Corporation. All Rights Reserved. ID9002-INST-7542 0317 Exp. Date: 03/31/2018

Proxy Voting and Engagement Guidelines

[i]	These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. (“SSGA FM”). SSGA FM is an SEC-registered investment adviser. SSGA FM, State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation.

March 2018

Proxy Voting and Engagement Guidelines

Europe

State Street Global Advisors’ (“SSGA”) European Proxy Voting and Engagement Guidelinesi cover different corporate governance frameworks and practices in European markets excluding the United Kingdom and Ireland. These guidelines complement and should be read in conjunction with SSGA’s Global Proxy Voting and Engagement Principles, which provide a detailed explanation of SSGA’s approach to voting and engaging with companies, and SSGA’s Conflict Mitigation Guidelines.

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ (“SSGA”) Proxy Voting and Engagement Guidelines in European markets address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in European markets, SSGA considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research into corporate governance issues in European companies, SSGA also considers guidance issued by the European Commission and country-specific governance codes and proactively monitors companies’ adherence to applicable guidance and requirements. Consistent with the diverse ‘comply or explain’ expectations established by guidance and codes, SSGA encourages companies to proactively disclose their level of compliance with applicable guidance and requirements. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, SSGA may vote against the independent board leader.

SSGA’s Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA’s active fundamental and EMEA investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA is also a member of various investor associations that seek to address broader corporate governance related policy issues in European markets.

SSGA is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”). We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.

Directors and Boards

SSGA believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA views board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. SSGA votes for the election/re–election of directors on a case-by-case basis after considering various factors including board quality, general market practice and availability of information on director skills and expertise. In principle, SSGA believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. Further, SSGA expects boards of STOXX Europe 600 listed companies to have at least one female board member.

State Street Global Advisors	2

Proxy Voting and Engagement Guidelines

SSGA’s broad criteria for director independence in European companies include factors such as:

•	Participation in related–party transactions and other business relations with the company;

•	Employment history with company;

•	Relations with controlling shareholders;

•	Family ties with any of the company’s advisers, directors or senior employees;

•	Employee and government representatives; and

•	Overall average board tenure and individual director tenure at issuers with classified and de-classified boards, respectively.

While, overall board independence requirements and board structures differ from market to market, SSGA considers voting against directors it deems non–independent if overall board independence is below one third or overall independence is below fifty-percent after excluding employee-representatives and/or directors elected in accordance with local laws who are not elected by shareholders. SSGA also assesses the division of responsibilities between chairman and CEO on a case–by–case basis, giving consideration to factors such as overall level of independence on the board and general corporate governance standards in the company. SSGA may support a proposal to discharge the board, if a company fails to meet adequate governance standards or board level independence.

When considering the election or re-election of a non-executive director, SSGA also considers the number of outside board directorships a non-executive can undertake, attendance at board meetings, and cross-directorships. In addition, SSGA may vote against the election of a director whose biographical disclosures are insufficient to assess his or her role on the board and/or independence.

Although we generally are in favour of the annual election of directors, we recognise that director terms vary considerably in different European markets. SSGA may vote against article/bylaw changes that seek to extend director terms. In addition, in certain markets, SSGA may vote against directors if their director terms extend beyond four years.

SSGA believes companies should have relevant board level committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. SSGA expects companies to have in place remuneration committees to provide independent oversight over executive pay. SSGA may vote against nominees who are executive members of audit or remuneration committees.

In its analysis of boards, SSGA considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint.

In certain European markets it is not uncommon for the election of directors to be presented in a single slate. In these cases, where executives serve on the audit or the remuneration committees, SSGA may vote against the entire slate.

SSGA may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

Indemnification and Limitations on Liability

Generally, SSGA supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, with gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Audit Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

State Street Global Advisors	3

Proxy Voting and Engagement Guidelines

Appointment of External Auditors

SSGA believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSGA will take into consideration the level of detail in company disclosures and will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSGA may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSGA may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors

SSGA generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Shareholder Rights and Capital Related Issues

In some European markets, differential voting rights continue to exist. SSGA supports the “one share one vote” policy and favors a share structure where all shares have equal voting rights. SSGA believes pre-emption rights should be introduced for shareholders in order to provide adequate protection from being overly diluted from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

SSGA generally opposes proposals authorizing the creation of new classes of common stock with superior voting rights and will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSGA will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders. SSGA supports proposals to abolish voting caps and capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital

The ability to raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSGA supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst dis-applying pre-emption rights, SSGA may vote against if such authorities are greater than 20% of the issued share capital. SSGA may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

SSGA generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, specify the range of premium/discount to market price at which a company can repurchase shares, and the timeframe for the repurchase. SSGA may vote against share re-purchase requests that allow share re-purchases during a takeover period.

Dividends

SSGA generally supports dividend payouts that constitute 30% or more of net income. SSGA may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Related Party Transactions

Certain companies in European markets have a controlled ownership structure and have complex cross-shareholdings between subsidiaries and parent companies (“related companies”). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, SSGA expects companies to provide details of the transaction, such as the nature, value and purpose of such a transaction. It also encourages independent directors to ratify such transactions. Further, SSGA encourages companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

State Street Global Advisors	4

Proxy Voting and Engagement Guidelines

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price

Anti–Takeover Measures

European markets have diverse regulations concerning the use of share issuances as takeover defenses with legal restrictions lacking in some markets. SSGA supports a one-share, one-vote policy, for example, given that dual-class capital structures entrench certain shareholders and management, insulating them from possible takeovers. SSGA opposes unlimited share issuance authorizations as they may be used as anti-takeover devices, and they have the potential for substantial voting and earnings dilution. SSGA also monitors the duration of authorities to issue shares and whether there are restrictions and caps on multiple issuance authorities during the specified time periods. SSGA opposes anti-takeover defenses such as authorities for the board, when subject to a hostile takeover, to issue warrants convertible into shares to existing shareholders.

Remuneration

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides SSGA’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSGA considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSGA may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure to review its approach.

Equity Incentives Plans

SSGA may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSGA does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

State Street Global Advisors	5

Proxy Voting and Engagement Guidelines

Non–Executive Director Pay

In European markets, authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSGA generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSGA will evaluate on a company-by-company basis any non-cash or performance related pay to non-executive directors.

Risk Management

SSGA believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSGA allows boards discretion over how they provide oversight in this area. However, SSGA expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, SSGA considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long term.

SSGA encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into overall strategy, operations and business activities. SSGA’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSGA may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder concerns.

State Street Global Advisors	6

Proxy Voting and Engagement Guidelines

ssga.com

For Public Use

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorised and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 71'650'000.00, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy ● Telephone: 39 02 32066 100 ● Facsimile: 39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

State Street Global Advisors	© 2017 State Street Corporation. All Rights Reserved. ID9003-INST-7544 0317 Exp. Date: 03/31/2018

Proxy Voting and Engagement Guidelines

[i]	These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. (“SSGA FM”). SSGA FM is an SEC-registered investment adviser. SSGA FM, State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation.

Proxy Voting and Engagement Guidelines

Japan

State Street Global Advisors’ (“SSGA”) Japan Proxy Voting and Engagement Guidelinesi outline our expectations of companies listed on stock exchanges in Japan. These guidelines complement and should be read in conjunction with SSGA’s overarching Global Proxy Voting and Engagement Guidelines, which provide a detailed explanation of SSGA’s approach to voting and engaging with companies, and SSGA’s Conflict Mitigation Guidelines.

Proxy Voting and Engagement Guidelines

State Street Global Advisors (“SSGA”) Proxy Voting and Engagement Guidelines in Japan address areas including: board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in Japan, SSGA takes into consideration the unique aspects of Japanese corporate governance structures. We recognize that under Japanese corporate law, companies may choose between two structures of corporate governance: the statutory auditor system or the committee structure. Most Japanese boards predominantly consist of executives and non-independent outsiders affiliated through commercial relationships or cross-shareholdings. Nonetheless, when evaluating companies, SSGA expects Japanese companies to address conflicts of interest, risk management and demonstrate an effective process for monitoring management. In its analysis and research into corporate governance issues in Japanese companies, SSGA also considers guidance issued by the Corporate Law Subcommittee of the Legislative Council within the Ministry of Justice as well as private study groups.

SSGA’s Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, and environmental and social issues. SSGA has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA’s active investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA is also a member of various investor associations that seek to address broader corporate governance related policy issues in Japan.

SSGA is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with Japan’s Stewardship Code and Corporate Governance Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.

Directors and Boards

SSGA believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA views board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. SSGA votes for the election/re-election of directors on a case-by-case basis after considering various factors including board quality, general market practice and availability of information on director skills and expertise. In principle, SSGA believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. Further, SSGA expects boards of TOPIX 500 listed companies to have at least one female board member.

Japanese companies have the option of having a traditional board of directors with statutory auditors, a board with a committee structure, or a hybrid board with board level audit committee. SSGA will generally support companies that seek shareholder approval to adopt a committee or hybrid board structure.

Most Japanese issuers prefer the traditional statutory auditor structure. Statutory auditors act in a quasi-compliance role as they are not involved in strategic decision-making nor are they part of the formal management decision process. Statutory auditors attend board meetings but do not have voting rights at the board; however, they have the right to seek an injunction and conduct broad investigations of unlawful behavior in the company’s operations.

Proxy Voting and Engagement Guidelines

SSGA will support the election of statutory auditors, unless the outside statutory auditor nominee is regarded as non-independent based on SSGA criteria, the outside statutory auditor has attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review, or the statutory auditor has been remiss in the performance of their oversight responsibilities (fraud, criminal wrongdoing and breach of fiduciary responsibilities).

For companies with a statutory auditor structure there is no legal requirement that boards have outside directors, however, SSGA believes there should be a transparent process of independent and external monitoring of management on behalf of shareholders.

●	SSGA believes that boards of TOPIX 500 companies should have at least three independent directors or be at least one-third independent, whichever requires fewer independent directors, otherwise, SSGA may oppose the top executive who is responsible for the director nomination process; and

●	For controlled, non-TOPIX 500 companies with a statutory auditor structure or hybrid structure, SSGA may oppose the top executive, if the board does not have at least two independent directors.

●	For non-controlled, non-TOPIX 500 companies with a statutory auditor structure or hybrid structure, SSGA may oppose the top executive, if the board does not have at least two outside directors.

For companies with a committee structure or a hybrid board structure, SSGA also takes into consideration the overall independence level of the committees. In determining director independence, SSGA considers the following factors:

●	Participation in related-party transactions and other business relations with the company;

●	Past employment with the company;

●	Provides professional services to the company; and

●	Family ties with the company.

Regardless of board structure, SSGA may oppose the election of a director for the following reasons:

●	Failure to attend board meetings; or

●	In instances of egregious actions related to a director’s service on the board.

Indemnification and Limitations on Liability

Generally, SSGA supports proposals to limit directors’ and statutory auditors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. SSGA believes limitations and indemnification are necessary to attract and retain qualified directors.

Audit Related Items

SSGA believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should have the opportunity to vote on their appointment at the annual meeting.

Ratifying External Auditors

SSGA will generally support the appointment of external auditors unless the external auditor is perceived as being non-independent and there are concerns about the accounts presented and the audit procedures followed.

Limit Legal Liability of External Auditors

SSGA generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Capital Structure, Reorganization and Mergers

SSGA supports the “one share one vote” policy and favors a share structure where all shares have equal voting rights. SSGA supports proposals to abolish voting caps or multiple voting rights and will oppose measures to introduce these types of restrictions on shareholder rights.

SSGA believes pre-emption rights should be introduced for shareholders in order to provide adequate protection from being overly diluted from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

SSGA generally opposes proposals authorizing the creation of new classes of common stock with superior voting rights and will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSGA will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders.

However, SSGA will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

State Street Global Advisors	3

Proxy Voting and Engagement Guidelines

Increase in Authorized Capital

SSGA generally supports increases in authorized capital where the company provides an adequate explanation for the use of shares. In the absence of an adequate explanation, SSGA may oppose the request if the increase in authorized capital exceeds 100 percent of the currently authorized capital. Where share issuance requests exceed our standard threshold, SSGA will consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Dividends

SSGA generally supports dividend payouts that constitute 30% or more of net income. SSGA may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Share Repurchase Programs

Companies are allowed under Japan Corporate Law to amend their articles to authorize the repurchase of shares at the board’s discretion. SSGA will oppose an amendment to articles allowing the repurchase of shares at the board’s discretion. SSGA believes the company should seek shareholder approval for a share repurchase program at each year’s AGM, providing shareholders the right to evaluate the purpose of the repurchase.

SSGA generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the timeframe for the repurchase. SSGA may vote against share repurchase requests that allow share repurchases during a takeover period.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA evaluates mergers and structural reorganizations on a case-by-case basis. SSGA will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

●	Offer premium;

●	Strategic rationale;

●	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

●	Offers made at a premium and where there are no other higher bidders; and

●	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA may vote against a transaction considering the following:

●	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

●	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

●	At the time of voting, the current market price of the security exceeds the bid price.

Anti-Takeover Measures

In general, SSGA believes that adoption of poison pills that have been structured to protect management and to prevent takeover bids from succeeding is not in shareholders’ interest. A shareholder rights plan may lead to management entrenchment and discourage legitimate tender offers and acquisitions. Even if the premium paid to companies with a shareholder rights plan is higher than that offered to unprotected firms, a company’s chances of receiving a takeover offer in the first place may be reduced by the presence of a shareholder rights plan.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

In evaluating the adoption or renewal of a Japanese issuer’s shareholder rights plans (“poison pill”), SSGA considers the following conditions: (i) release of proxy circular with details of the proposal with adequate notice in advance of meeting, (ii) minimum trigger, flip-in or flip-over of 20%, (iii) maximum term of three years, (iv) sufficient number of independent directors, (v) presence of an independent committee, (vi) annual election of directors, (vii) no other protective or entrenchment features. Additionally, SSGA considers the total duration a shareholder rights plan has been in effect.

Proxy Voting and Engagement Guidelines

In evaluating an amendment to a shareholder rights plan (“poison pill”), in addition to the conditions above, SSGA will also evaluate and consider supporting proposals where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers.

Compensation

In Japan, excessive compensation is rarely an issue. Rather, the problem is the lack of connection between pay and performance. Fixed salaries and cash retirement bonuses tend to comprise a significant portion of the compensation structure while performance-based pay is generally a small portion of the total pay. SSGA, where possible, seeks to encourage the use of performance based compensation in Japan as an incentive for executives and as a way to align interests with shareholders.

Approve Adjustment to Aggregate Compensation Ceiling for Directors

Remuneration for directors is generally reasonable. Typically, each company sets the director compensation parameters as an aggregate thereby limiting the total pay to all directors. When requesting a change, a company must disclose the last time the ceiling was adjusted and management provides the rationale for the ceiling increase. SSGA will generally support proposed increases to the ceiling if the company discloses the rationale for the increase. SSGA may oppose proposals to increase the ceiling if there has been corporate malfeasance or sustained poor performance.

Approve Annual Bonuses for Directors/ Statutory Auditors

In Japan, since there are no legal requirements that mandate companies to seek shareholder approval before awarding a bonus, SSGA believes that existing shareholder approval of the bonus should be considered best practice. As a result, SSGA supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

Approve Retirement Bonuses for Directors/ Statutory Auditors

Retirement bonuses make up a sizeable portion of directors’ and auditors’ lifetime compensation and are based on board tenure. While many companies in Japan have abolished this practice, there remain many proposals seeking shareholder approval for the total amounts paid to directors and statutory auditors as a whole. In general, SSGA supports these payments unless the recipient is an outsider or in instances where the amount is not disclosed.

Approve Stock Plan

Most option plans in Japan are conservative, particularly at large companies. Japan corporate law requires companies to disclose the monetary value of the stock options for directors and/or statutory auditors. Some companies do not disclose the maximum number of options that can be issued per year and shareholders are unable to evaluate the dilution impact. In this case, SSGA cannot calculate the dilution level and, therefore, SSGA may oppose such plans for poor disclosure. SSGA also opposes plans that allow for the repricing of the exercise price.

Deep Discount Options

As Japanese companies move away from the retirement bonus system, deep discount options plans have become more popular. Typically, the exercise price is set at JPY 1 per share. SSGA evaluates deep discount options using the same criteria used to evaluate stock options as well as considering the vesting period.

Environmental and Social Issues

As a fiduciary, SSGA considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors can not only have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems generate efficiencies and enhance productivity, both of which impact shareholder value in the long term.

SSGA encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into overall strategy, operations and business activities. SSGA’s team of analysts evaluates these risks on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

State Street Global Advisors	5

Proxy Voting and Engagement Guidelines

Miscellaneous/Routine Items

Expansion of Business Activities

Japanese companies’ articles of incorporation strictly define the types of businesses in which a company is permitted to engage. In general, SSGA views proposals to expand and diversify the company’s business activities as routine and non-contentious. SSGA will monitor instances where there has been an inappropriate acquisition and diversification away from the company’s main area of competence, which resulted in a decrease of shareholder value.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its SSGA relationship manager.

Proxy Voting and Engagement Guidelines

ssga.com

For Public Use

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorised and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 71'650'000.00, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy ● Telephone: 39 02 32066 100 ● Facsimile: 39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment   Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

State Street Global Advisors	© 2017 State Street Corporation. All Rights Reserved. ID9004-INST-7547 0317 Exp. Date: 03/31/2018

[i]	These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. (“SSGA FM”). SSGA FM is an SEC-registered investment adviser. SSGA FM, State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation.

March 2018

Proxy Voting and Engagement Guidelines

United Kingdom and Ireland

State Street Global Advisors’ (“SSGA”), United Kingdom and Ireland Proxy Voting and Engagement Guidelinesi outline our expectations of companies listed on stock exchanges in the United Kingdom and Ireland. These guidelines complement and should be read in conjunction with SSGA’s Global Proxy Voting and Engagement Principles, which provide a detailed explanation of SSGA’s approach to voting and engaging with companies, and SSGA’s Conflict Mitigation Guidelines.

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ (“SSGA”) United Kingdom (“UK”) and Ireland Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSGA considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research into corporate governance issues in the UK and Ireland, SSGA expects all companies, regardless of domicile, that obtain a primary listing on the London Stock Exchange or the Irish Stock Exchange to comply with the UK Corporate Governance Code and proactively monitors companies’ adherence to the Code. Consistent with the ‘comply or explain’ expectations established by the Code, SSGA encourages companies to proactively disclose their level of compliance with the Code. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, SSGA may vote against the independent board leader.

SSGA’s Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA’s active fundamental and EMEA investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA is also a member of various investor associations that seek to address broader corporate governance related policy issues in the UK and European markets.

SSGA is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

Directors and Boards

SSGA believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA views board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices.SSGA votes for the election/re-election of directors on a case-by-case basis after considering various factors including board quality, general market practice and availability of information on director skills and expertise. In principle, SSGA believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. Further, SSGA expects boards of FTSE-350 listed companies to have at least one female board member .

SSGA’s broad criteria for director independence in UK companies include factors such as:

Proxy Voting and Engagement Guidelines

●	Participation in related-party transactions and other business relations with the company;

●	Employment history with company;

●	Excessive tenure and a preponderance of long-tenured directors;

●	Relations with controlling shareholders;

●	Family ties with any of the company’s advisers, directors or senior employees; and

●	If the company classifies the director as non-independent.

When considering the election or re-election of a director, SSGA also considers the number of outside board directorships a non-executive and an executive may undertake as well as attendance at board meetings. In addition, SSGA monitors other factors that may influence the independence of a non-executive director, such as performance related pay, cross-directorships and significant shareholdings. SSGA supports the annual election of directors.

While SSGA is generally supportive of having the roles of chairman and CEO separated in the UK market, SSGA assesses the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, SSGA will monitor for circumstances where a combined chairman/CEO is appointed or where a former CEO becomes chairman.

SSGA may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

SSGA believes companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. SSGA expects companies to have in place remuneration committees to provide independent oversight over executive pay. SSGA will vote against nominees who are executive members of audit or remuneration committees.

In its analysis of boards, SSGA considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and keeping under review the balance of skills, knowledge and experience of the board and ensuring that adequate succession plans are in place for directors and the CEO. SSGA may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

Indemnification and Limitations on Liability

Generally, SSGA supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, with gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Audit Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

SSGA believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSGA will take into consideration the level of detail in company disclosures and will generally not support such resolutions if an adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSGA may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSGA may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors

SSGA generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

State Street Global Advisors	3

Proxy Voting and Engagement Guidelines

Shareholder Rights and Capital Related Issues

Share Issuances

The ability to raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSGA supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst dis-applying pre-emption rights, SSGA may vote against if such authorities are greater than 20% of the issued share capital. SSGA may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

SSGA generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, specify the range of premium/discount to market price at which a company can repurchase shares, and the timeframe for the repurchase. SSGA may vote against share re-purchase requests that allow share re-purchases during a takeover period.

Dividends

SSGA generally supports dividend payouts that constitute 30% or more of net income. SSGA may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA will generally support transactions that maximize share-holder value. Some of the considerations include, but are not limited to the following:

●	Offer premium;

●	Strategic rationale;

●	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

●	Offers made at a premium and where there are no other higher bidders; and

●	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA may vote against a transaction considering the following:

●	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

●	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

●	At the time of voting, the current market price of the security exceeds the bid price.

Anti-Takeover Measures

SSGA opposes anti-takeover defenses such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

Remuneration

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides SSGA’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long term.

Proxy Voting and Engagement Guidelines

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration policies and reports, SSGA considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSGA may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure.

Equity Incentives Plans

SSGA may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSGA does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSGA generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSGA will evaluate on a company- by-company basis any non-cash or performance related pay to non-executive directors.

Risk Management

SSGA believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSGA allows boards discretion over how they provide oversight in this area. However, SSGA expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, SSGA considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long term.

State Street Global Advisors	5

Proxy Voting and Engagement Guidelines

SSGA encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into overall strategy, operations and business activities. SSGA’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSGA may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder concerns.

Proxy Voting and Engagement Guidelines

ssga.com

For Public Use

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorised and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 71'650'000.00, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy • Telephone: 39 02 32066 100 • Facsimile: 39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

State Street Global Advisors	© 2017 State Street Corporation. All Rights Reserved. ID9006-INST-7551 0317 Exp. Date: 03/31/2018

[i]	These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. (“SSGA FM”). SSGA FM is an SEC-registered investment adviser. SSGA FM, State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation.

March 2018

Proxy Voting and Engagement Guidelines

Rest of the World

State Street Global Advisors’ (“SSGA”) Rest of the World Proxy Voting and Engagement Guidelinesi cover different corporate governance frameworks and practices in international markets not covered under specific country/regional guidelines. These guidelines complement and should be read in conjunction with SSGA’s overarching Global Proxy Voting and Engagement Principles which provides a detailed explanation of SSGA’s approach to voting and engaging with companies, and SSGA’s Conflict Mitigation Guidelines.

Proxy Voting and Engagement Guidelines

At State Street Global Advisors (“SSGA”), we recognize that countries in international markets not covered under specific country/regional guidelines are disparate in their corporate governance frameworks and practices. Concurrent with developing a company specific voting and engagement program, SSGA also evaluates the various factors that play into the corporate governance framework of a country. These factors include but are not limited to: (i) the macroeconomic conditions and broader political system in a country; (ii) quality of regulatory oversight, enforcement of property and shareholder rights; and (iii) the independence of judiciary. While emerging market countries tend to pose broad common governance issues across all markets, such as concentrated ownership, poor disclosure of financial and related-party transactions, and weak enforcement of rules and regulation, SSGA’s proxy voting guidelines are designed to identify and address specific governance concerns in each market.

SSGA’s Proxy Voting and Engagement Philosophy in Emerging Markets

SSGA’s approach to proxy voting and issuer engagement in emerging markets is designed to increase the value of our investments through the mitigation of governance risks. Since the overall quality of the corporate governance framework in an emerging market country drives the level of governance risks investors assign to a country, improving the macro governance framework in a country may help reduce governance risks, in turn, increasing the overall value of SSGA’s holdings over time. Therefore, in order to improve the overall governance framework and practices in a country, members of our proxy voting and engagement team endeavor to visit emerging market countries and meet with representatives from regulatory agencies and stock markets to highlight potential concerns with the macro governance framework of a country. SSGA is also a member of various investor associations that seek to address broader corporate governance related policy issues in emerging markets. To help mitigate company specific risk, the SSGA Asset Stewardship Team works alongside members of the active fundamental and emerging market teams to engage with emerging market companies on governance issues and address any specific concerns or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. This integrated approach to engagement drives SSGA’s proxy voting and engagement philosophy in emerging markets.

SSGA’s proxy voting guidelines in emerging markets addresses six broad areas:

●	Directors and Boards;

●	Accounting and Audit Related Issues;

●	Shareholder Rights and Capital Related Issues;

●	Remuneration;

●	Environmental and Social Issues; and

●	General/Routine Issues.

Directors and Boards

SSGA believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. However, several factors such as low overall independence level requirements by market regulators, poor biographical disclosure of director profiles, prevalence of related-party transactions and the general resistance from controlling shareholders to increase board independence renders the election of directors as one of the most important fiduciary duties SSGA performs in emerging market companies.

SSGA votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. SSGA expects companies to meet minimum overall board indepdence standards as defined in a corporate governance code or market practice. Therfore, in several countries, SSGA will vote against select non-independent directors if overall board indepdence levels do not meet market standards.

SSGA’s broad criteria for director independence in emerging market companies include factors such as:

●	Participation in related-party transactions;

●	Employment history with company;

●	Relations with controlling shareholders and other employees; and

●	Attendance levels.

In some countries, market practice calls for the establishment of a board level audit committee. In such cases, SSGA believes companies should have an audit committee that is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well as their effectiveness and resource levels. Based on our desire to enhance the quality of financial and accounting oversight provided by independent directors, SSGA expects that listed companies have an audit committee that is constituted of a majority of independent directors.

Proxy Voting and Engagement Guidelines

Audit Related Issues

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of internal controls and the independence of the audit process are essential if investors are to rely on financial statements. SSGA believes that audit committees provide the necessary oversight on the selection and appointment of auditors, a company’s internal controls and accounting policies, and the overall audit process. In emerging markets, SSGA encourages boards to appoint an audit committee composed of a majority of independent auditors.

Appointment of External Auditors

SSGA believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appointment at the annual meeting. SSGA believes that it is imperative for audit committees to select outside auditors who are independent from management.

Shareholder Rights and Capital Related Issues

SSGA believes that changes to a company’s capital structure such as changes in authorized share capital, share repurchase and debt issuances are critical decisions made by the board. SSGA believes the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

Related Party Transcations

Most companies in emerging markets have a controlled ownership structure that often include complex cross-shareholdings between subsidiaries and parent companies (“related companies”). As a result, there is a high prevalence of related-party transactions between the company and its various stakeholders such as directors and management. In addition, inter-group loan and loan guarantees provided to related companies are some of the other related-party transactions that increase the risk profile of companies. In markets where shareholders are required to approve such transactions, SSGA expects companies to provide details of the transaction, such as the nature, value and purpose of such a transaction. It also encourages independent directors to ratify such transactions. Further, SSGA encourages companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Share Repurchase Programs

With regard to share repurchase programs, SSGA expects companies to clearly state the business purpose for the program and a definitive number of shares to be repurchased.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA evaluates mergers and structural reorganizations on a case-by-case basis. SSGA will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

●	Offer premium;

●	Strategic rationale;

●	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

●	Offers made at a premium and where there are no other higher bidders; and

●	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA may vote against a transaction considering the following:

●	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

●	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

●	At the time of voting, the current market price of the security exceeds the bid price.

SSGA will actively seek direct dialogue with the board and management of companies we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for SSGA to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Proxy Voting and Engagement Guidelines

Remuneration

SSGA considers it to be the board’s responsibility to set appropriate levels of executive remuneration. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSGA’s analysis of executive remuneration; there should be a direct relationship between executive compensation and company performance over the long-term. In emerging markets we encourage companies to disclose information on senior executive remuneration.

With regard to director remuneration, SSGA supports director pay provided the amounts are not excessive relative to other issuers in the market or industry and are not overly dilutive to existing shareholders.

Environmental and Social Issues

As a fiduciary, SSGA considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors can not only have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems generate efficiencies and enhance productivity, both of which impact shareholder value in the long term.

SSGA encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change. In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into overall strategy, operations and business activities. SSGA’s team of analysts evaluates these risks on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

In emerging markets, shareholders seldom vote on environmental and social issues. Therefore, SSGA addresses a company’s approach to identifying and managing environmental and social risks stemming for various aspects of its operations in its one-on-one engagement with companies.

General/Routine Issues

Some of the other issues that are routinely voted on in emerging markets include approving the allocation of income and accepting financial statements and statutory reports. For these voting items, SSGA’s guidelines consider several factors including historical dividend payouts, pending litigation, governmental investigations, charges of fraud or other indication of significant concerns.

Proxy Voting and Engagement Guidelines

ssga.com

For Public Use

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorised and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 71'650'000.00, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy • Telephone: 39 02 32066 100 • Facsimile: 39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 786 3000.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’ express written consent.

State Street Global Advisors	© 2017 State Street Corporation. All Rights Reserved. ID9005-INST-7548 0317 Exp. Date: 03/31/2018

[i]	These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. (“SSGA FM”). SSGA FM is an SEC-registered investment adviser. SSGA FM, State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation.

T. ROWE PRICE ASSOCIATES, INC. AND ITS INVESTMENT ADVISER AFFILIATES

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Head of Corporate Governance. Our Head of Corporate Governance is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution and reporting for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyExchange, ISS’ web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with the guidelines, as set by the Proxy Committee, and instruct the Proxy Services Group to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Services Group is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, in most cases we believe shareholders should be offered the opportunity to vote annually. Finally, we may oppose compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Head of Corporate Governance using ISS’ proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

    Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’ general global policies and has developed custom international proxy voting guidelines based on those recommendations and our own views as investors in these markets.

Fixed Income, Index and Passively Managed Accounts – Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s guidelines as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views often confer to discuss their positions because in most cases our votes reflect across the Price Funds and other accounts.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.

Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

WALTHAUSEN & CO.

PROXY VOTING POLICIES AND PROCEDURES

Purpose

The purpose of these Proxy Voting Policies and Procedures is to memorialize the policies and procedures adopted by Walthausen & Co. to enable it to comply with its responsibilities and the requirements of Rule 206(4)-6 of the Advisors Act. According to the Act, the firm has a fiduciary duty to adopt and implement written policies and procedures that are designed so that client securities are voted in the best interest of clients, including how to address material conflicts that arise between the firm’s interests and clients. The Act also requires disclosure to clients regarding how they may obtain information on how the firm voted their securities, guidelines for proxy voting clients securities, and furnishing a copy of policies and procedures on request from a client.

Walthausen has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that, where Walthausen has the authority to vote proxies, all legal, fiduciary and contractual obligations will be met.

The Proxy Voting Guidelines address a wide variety of topics, including amongst other things, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive compensation, reorganizations, mergers, and various shareholder proposals.

Policies

Walthausen has an agreement with Broadridge Financial Solutions, Inc. (“Broadridge”), an independent service provider, to handle the administration of proxy voting for client portfolio’s securities managed by Walthausen, subject to oversight by the firm’s Proxy Manager. Walthausen votes proxies related to clients’ securities via ProxyEdge, an electronic voting platform provided by Broadridge. Walthausen also votes client securities for certain accounts that use the services of ProxyTrust, via ProxyTrust.com, an electronic voting platform provided by ProxyTrust. Both ProxyEdge and ProxyTrust.com retain a record of proxy voting for each client.

It is Walthausen’s policy to primarily vote on shareholder proposals in conformity with recommendations from Glass, Lewis & Co., LLC (“Glass Lewis”), an independent proxy advisory firm. Glass Lewis assists the firm in proxy voting and the corporate fund governance oversight process by developing and updating Glass Lewis Proxy Guidelines which are incorporated into Walthausen’s Proxy Voting Guidelines by reference, and by providing research and analysis, and recommendations regarding voting client securities.

The decision by Walthausen to retain the services of Glass Lewis is based principally on the view that the services that Glass Lewis provides, subject to oversight by Walthausen, generally will result in proxy voting decisions which serve the best economic interests of the firm’s clients, as well as limiting conflicts of interest between Walthausen and its clients. Walthausen may vote client securities inconsistent with Glass Lewis recommendations if it believes that it is in the best economic interest of its clients, and there is no conflict of interest present between the firm and its clients. In such cases, Walthausen will retain a written record of the basis for the decision to vote against the Glass Lewis recommendation in the client best interests.

Conflicts of Interest

Walthausen does not engage in investment banking, administration of corporate retirement plans, does not purchase securities of any corporate client for client accounts, nor engages in any other activity that is likely to create a potential conflict of interest. In addition, because client proxies are primarily voted by Broadridge pursuant to the Glass Lewis Proxy Guidelines, Walthausen generally does not make an actual determination of how to vote a particular proxy, which therefore reduces the likelihood of any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the issue of handling any conflict of interest that may arise.

If a proxy proposal creates a conflict of interest between the interest of a client and those of the firm, the proxy should be voted in conformity with the recommendation of Glass Lewis. To monitor compliance with this policy, any proposed or actual deviation from a recommendation from Glass Lewis must be reported to the Proxy Manager and the Chief Compliance Officer (“CCO”). The CCO will then provide guidance concerning the proposed deviation and whether it presents any potential conflict of interest.

Procedures

The Proxy Manager, with oversight from the CCO, is responsible for confirming that all proxy voting is consistent with the Proxy Voting Guidelines. The Proxy Manager and the CCO will review, at least annually, the Glass Lewis Proxy Guidelines. In addition, the CCO will review whether Glass Lewis has the capacity, competency, and resources to adequately analyze proxy voting issues, as well as their conflict of interest policy. Any potential conflicts should be identified and addressed.

Walthausen’s Part 2A of Form ADV discloses in Item 17 Voting Client Securities how clients may obtain a copy of the firm’s complete proxy voting policies and procedures, as well as how they can obtain information on how their proxy shares were voted. If any client requests a copy of our complete proxy policies and procedures or how proxies were voted for their account(s), we will promptly (within three business days) provide such information to the client. Any requests will be recorded, and will include the firm’s response.

Dated: July 21, 2015

Previous: April 2, 2015

William Blair Proxy Voting Policy

This statement sets forth the proxy voting policy and procedures of William Blair Investment Management, LLC (“WBIM”). It is provided to all covered clients as described below even if WBIM currently does not have authority to vote proxies for their account.

The Department of Labor (“DOL”) has stated that the fiduciary act of managing plan assets by an investment adviser generally includes the authority to vote proxies for shares held by a plan unless the plan documents reserve this authority to some other entity. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisers Act of 1940. WBIM is a registered investment adviser under the Investment Advisers Act of 1940. The Securities and Exchange Commission (“SEC”) requires registered investment advisers to implement a proxy voting policy and procedures with respect to the voting of proxies for its advisory clients. Registered investment advisers are required to identify potential conflicts involved in the voting of proxies and meet specific recordkeeping and disclosure requirements. On June 30, 2014, the staff of the SEC Divisions of Investment Management and Corporation Finance issued Staff Legal Bulletin No. 20, which provides guidance on investment advisers’ responsibilities in voting client proxies and retaining proxy advisory firms.  This policy is intended to comply with the applicable rules of the DOL and the SEC.

General Policy

WBIM shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. WBIM shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. WBIM is not responsible for voting proxies it does not receive. However, WBIM will make reasonable efforts to obtain missing proxies. For clients participating in a securities lending program via their custodian, WBIM will not be eligible to vote proxies for the portion of shares on loan.

WBIM has adopted the Voting Guidelines of an independent proxy advisory firm (the “Proxy Administrator”)1. All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines, which are designed to address matters typically arising in proxy votes. In instances where WBIM has implemented a client provided proxy voting policy, WBIM will vote in accordance with the client’s policy at all times even if the client’s policy is inconsistent with WBIM’s vote. In the case when nominee voting is not allowed it may be impractical for WBIM to participate in those particular votes.

WBIM does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, the Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise. For issues not covered or to be voted on a “Case-by-Case” basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Committee. The Proxy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Committee consists of certain representatives from the Investment Management Department, including management, portfolio manager(s), analyst(s), operations, as well as a representative from the Compliance Department. The Proxy Committee reviews the Proxy Voting Policy and procedures annually and shall revise its guidelines as events warrant.

Conflicts of Interest Policy

WBIM is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

1	WBIM has engaged Institutional Shareholder Services Inc. (ISS) to assist in the administration and voting of proxies. The complete Voting Guidelines (proxy voting policies) across all markets are available on ISS’s website at: https://www.issgovernance.com/policy-gateway/voting-policies/.

•	An affiliate of WBIM has received investment banking compensation from the company in the preceding 12 months or anticipates receiving investment banking compensation in the next three months

•	A principal or employee of WBIM or an affiliate currently serves on the company’s Board of Directors

•	WBIM, its principals, employees and affiliates, in the aggregate, own 1% or more of the company’s outstanding shares

•	The Company is a client of WBIM

In the event that any of the above potential conflicts of interest arise, the Proxy Committee will vote all proxies for that company in the following manner:

•	If our Voting Guidelines indicate a vote “For” or “Against” a specific issue WBIM will continue to vote according to the Voting Guidelines

•	If our Voting Guidelines have no recommendation or indicate a vote on a “Case-by-Case” basis, WBIM will vote consistent with the voting recommendation provided by the Proxy Administrator

Oversight of Proxy Administrator

WBIM shall provide reasonable oversight of the Proxy Administrator. In providing oversight, WBIM will seek to ascertain whether the Proxy Administrator has the capacity and competency to adequately analyze proxy issues. Specific oversight responsibilities will include the following:

•	On at least an annual basis, the Proxy Committee will assess:

◦	The adequacy and quality of the proxy advisory firm’s staffing and personnel

◦	Assess whether the proxy advisory firm has robust policies and procedures that

▪	Enable it to make proxy voting recommendations based on current and accurate information

▪	Identify and address conflicts of interest relating to its voting recommendations

•	WBIM personnel responsible for administration of proxy voting shall periodically review a random sample of votes recommended by the Proxy Administrator to ensure they are consistent with the Voting Guidelines and report any inconsistencies to the Proxy Committee

•	WBIM personnel responsible for proxy voting shall periodically inquire whether the Proxy Administrator has learned that any recommendation was based on a material factual error, and, if so, WBIM shall investigate the error and evaluate whether the Proxy Administrator is taking steps to mitigate making such errors in the future and report any such errors, as well as their resolution to the Proxy committee

•	WBIM personnel responsible for proxy voting shall require the Proxy Administrator to update on business changes that may impact the Proxy Administrator’s capacity and competency to provide proxy voting advice or conflict of interest policies and procedures

International Markets and Share Blocking Policy

In some cases proxy votes cast by WBIM for clients may be rejected in certain markets. Some non-US markets have additional requirements for custodians in order to process votes in those market. Two specific cases include Power of Attorney documentation and Split Voting. Power of Attorney documentation authorizes a local agent to facilitate the voting instruction on behalf of the client in the local market. If the appropriate documentation is not available for use, a vote instruction may be rejected. Split Voting occurs when a custodian utilizes an omnibus account to aggregate multiple customer accounts for voting into a single voting record. If one portion of the holdings would like to vote in one manner (“FOR”) and another portion would like to vote in another manner (“AGAINST”), the custodian needs to ensure they are authorized to split the vote for an agenda item in certain markets.

In international markets where share blocking applies, WBIM typically will not, but reserve the right to, vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. Share blocking typically takes place between 1 and 20 days before an upcoming shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. WBIM shall not subordinate the interests of participants and beneficiaries to unrelated objectives.

Recordkeeping and Disclosure

Pursuant to this policy, WBIM will retain: 1) the Proxy Voting Policy Statement and Procedures; 2) all proxy statements received regarding client securities 3) records of all votes cast on behalf of clients; 4) records of client requests for proxy voting information, and 5) any documents prepared by WBIM that are material to making a decision how to vote, or that memorialize the basis for the decision.

Upon a client’s request to the Proxy Administrator, WBIM will make available to its clients a report on proxy votes cast on their behalf. These proxy-voting reports will demonstrate WBIM’s compliance with its responsibilities and will facilitate clients’ monitoring of how their securities were voted.

The Proxy Voting Policy Statement and Procedures will be provided with each advisory contract and will also be described and provided with WBIM’s Form ADV, Part 2A.